                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10183

                 ----------------------------------------------

                           MET INVESTORS SERIES TRUST

 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)


    (Name and Address of Agent for Service)                    Copy to:
            Elizabeth M. Forget                           Robert N. Hickey, Esq.
          -------------------------                       Sullivan & Worcester LLP
                  President                        1666 K Street, N.W. Washington, D.C. 20006
          Met Investors Series Trust
    22 Corporate Plaza Drive, Newport Beach,
               California 92660

       Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2003

Item 1:  Shareholder Report

                                 MET INVESTORS
                                 SERIES TRUST

                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     Lord Abbett Bond Debenture Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                    Lord Abbett Growth and Income Portfolio
                     Lord Abbett America's Value Portfolio
                       Janus Aggressive Growth Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                     MFS Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                         PIMCO Money Market Portfolio
                         PIMCO Total Return Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                          PIMCO Innovation Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                         Met/Putnam Research Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Met/AIM Mid Cap Core Equity Portfolio
                    Harris Oakmark International Portfolio
                    Third Avenue Small Cap Value Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2003

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                 For the period ended 6/30/03
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
Investors focused on the resolution of the war in Iraq, deflation, better-than-expected corporate earnings, passage of a tax package and a brighter economic outlook. Although businesses were still hesitant to invest and hire, consumers became somewhat more optimistic and were benefiting from low mortgage interest rates. In June, the Federal Reserve Board (the "Fed") cut the federal funds rate by a quarter-percent to 1%. While the rate is now at its lowest level since 1958, the ease was less than the anticipated half-a-percent expected by the markets.

Portfolio Review
Our duration positioning and investment-grade bond holdings were modest positives for performance. Although our overweight to prepayment-sensitive mortgages detracted, it was mitigated by security selection. We chose lower-coupon mortgages (i.e., 5% and 5.5%), which outperformed and offered a favorable yield advantage over Treasuries. Our overweight to asset-backed securities detracted slightly as investors sought higher yields in the lower-quality credit sectors. Adding modestly was our overweight to commercial mortgage-backed securities. High-yield and emerging markets debt contributed, but our international non-dollar position underperformed as the market priced in the Fed interest rate cut.

Outlook
Our near-term outlook for the economy has brightened slightly. The tax cut package turned out to be larger and slightly less back-loaded than we had expected. We also believe the Fed will have to remain accommodative to ensure that the economic recovery does not stall. To position the Portfolio for slow strengthening growth, we expect to continue overweighting passthrough mortgages and to modestly increase our high-yield position.

Timothy H. Neumann
Mark Settles
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 6/30/03

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)          16.48%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, 03/01/33)      9.60%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, TBA)           9.43%
        ---------------------------------------------------------------
        U.S. Treasury Bond (7.875%, 02/15/21)                   2.69%
        ---------------------------------------------------------------
        Government National Mortgage Assoc. (5.50%, TBA)        2.37%
        ---------------------------------------------------------------
        U.S. Treasury Note (2.00%, 05/15/06)                    2.12%
        ---------------------------------------------------------------
        Credit Suisse First Boston Mortgage Securities Corp.
         (7.29%, 09/15/41)                                      2.09%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 12/01/16)      1.83%
        ---------------------------------------------------------------
        Daimler Chrysler Auto Trust                             1.78%
        ---------------------------------------------------------------
        Wachovia Bank Commercial Mortgage Trust                 1.70%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/03

                                    [CHART]


                U.S. Agency Mortgage Backed             47.1%
                Corporate Bonds & Debt Securities       23.2%
                Asset Backed Securities                  8.3%
                Foreign                                  5.1%
                U.S. Treasury                            9.9%
                Collateralized Mortgage Obligations      6.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                 For the period ended 6/30/03
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 J.P. Morgan Quality Bond Portfolio managed by
           J.P. Morgan Investment Management, Inc. vs. BIG Index/1/
                           Growth Based on $10,000+


                                    [CHART]

                  J.P. Morgan           Salomon Brothers
                 Quality Bond           Broad Investment
                   Portfolio           Grade (BIG) Index/1/
                 -------------         --------------------
 5/96               $10,000                $10,000
 6/96                10,096                 10,122
 9/96                10,270                 10,311
12/96                10,567                 10,623
 3/97                10,504                 10,567
 6/97                10,862                 10,948
 9/97                11,208                 11,312
12/97                11,524                 11,646
 3/98                11,724                 11,834
 6/98                12,001                 12,107
 9/98                12,500                 12,609
12/98                12,489                 12,661
 3/99                12,409                 12,603
 6/99                12,228                 12,486
 9/99                12,296                 12,576
12/99                12,296                 12,555
 3/00                12,561                 12,830
 6/00                12,745                 13,049
 9/00                13,100                 13,447
12/00                13,700                 14,011
 3/01                14,117                 14,443
 6/01                14,162                 14,517
 9/01                14,625                 15,202
12/01                14,664                 15,205
 3/02                14,715                 15,215
 6/02                15,114                 15,751
 9/02                15,744                 16,475
12/02                15,975                 16,739
 3/03                16,177                 16,973
 6/03                16,567                 17,408






    ---------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the period ended 6/30/03)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
    J.P. Morgan Quality
--  Bond Portfolio--Class A  9.61%  9.13%  6.66%       7.30%
     Class B                 9.47%    --     --        7.21%
    ---------------------------------------------------------------
    Salomon Brothers Broad
    Investment Grade Bond
- - Index/1/                10.53% 10.09%  7.53%       8.05%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Salomon Brothers Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                For the period ended 6/30/03
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

Market Review
The S&P 500 Index/1/ returned 15% during the second quarter, its strongest quarterly advance since the fourth quarter of 1998. A number of encouraging factors fueled this rise: a reduction in military activity in Iraq, a drop in interest rates to 45-year lows; passage of a tax bill that reduced taxes on income, dividends and capital gains; and decent first quarter earnings. One disappointment was the Federal Reserve Board's decision to cut the federal funds rate by only 25 basis points (bps), when a more aggressive 50bps reduction had been anticipated.

Portfolio Review
Our overweight position in the industrial cyclical sector contributed the most to performance, followed by an underweight position in the utilities and retail sectors, and an overweight position in the consumer staple sector. Weak stock selection in the consumer cyclical sector notably undermined performance, as did weak stock selection in the basic materials sector and our not owning a number of benchmark stocks that outperformed. On a stock specific level, the greatest contributors were positions in Tyco International, Ltd., Home Depot, Inc. and Capital One Financial Corp., while the greatest detractors were positions in Mattel, Inc. and Freddie Mac (Federal Home Loan Mortgage Corporation), which underperformed.

Outlook
Although economic activity bounced a bit in April and May, demand and output remained weak, and unemployment numbers recently rose to a nine-year high of 6.4%. However, some positive signs are beginning to emerge. Layoff announcements appear to be decelerating, and in July, consumers will begin to benefit from lower tax rates. Looking ahead, if employment fails to rebound in the third quarter, investors likely will concentrate on signs of deflation and an improving economy. The number of false starts for the economy over the last year will serve only to intensify their focus.

Thomas M. Luddy
James Russo
Jonathan N. Golub
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 6/30/03

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Citigroup, Inc.            3.97%
                      -----------------------------------
                      General Electric Co.       2.83%
                      -----------------------------------
                      Microsoft Corp.            2.68%
                      -----------------------------------
                      Pfizer, Inc.               2.58%
                      -----------------------------------
                      Procter & Gamble Co.       2.27%
                      -----------------------------------
                      Home Depot, Inc.           2.25%
                      -----------------------------------
                      Coca-Cola Co.              2.21%
                      -----------------------------------
                      Cisco Systems, Inc.        2.06%
                      -----------------------------------
                      Tyco International, Ltd.   2.04%
                      -----------------------------------
                      Mattel, Inc.               1.91%
                      -----------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

                                    [CHART]

                          Basic Materials      3.7%
                          Communications      10.7%
                          Cyclical            14.0%
                          Energy               7.9%
                          Financial           20.0%
                          Industrial          12.3%
                          Non-Cyclical        20.6%
                          Technology           8.2%
                          Utilities            2.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                For the period ended 6/30/03
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
         J.P. Morgan Investment Management, Inc., vs. S&P 500 Index/1/
                           Growth based on $10,000+

                                    [CHART]


              S&P 500       J.P. Morgan Select
              Index/1/       Equity Portfolio
             ---------     -------------------
 5/96         $10,000           $10,000
 6/96          10,297             9,854
 9/96          10,615            10,073
12/96          11,499            10,852
 3/97          11,808            10,932
 6/97          13,869            12,966
 9/97          14,908            14,372
12/97          15,336            14,275
 3/98          17,475            15,931
 6/98          18,052            16,147
 9/98          16,256            14,385
12/98          19,718            17,497
 3/99          20,700            17,780
 6/99          22,160            19,477
 9/99          20,777            16,955
12/99          23,868            19,195
 3/00          24,415            19,815
 6/00          23,768            19,009
 9/00          23,540            19,419
12/00          21,699            18,008
 3/01          19,125            16,097
 6/01          20,244            17,669
 9/01          17,272            14,722
12/01          19,119            16,919
 3/02          19,172            16,577
 6/02          16,603            13,973
 9/02          13,734            11,473
12/02          14,893            12,580
 3/03          14,424            12,315
 6/03          16,646            14,382


    ------------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the period ended 6/30/03)
    ------------------------------------------------------------------
                              1 Year 3 Year  5 Year Since Inception/3/
    ------------------------------------------------------------------
    J.P. Morgan Select Equity
--  Portfolio--Class A         2.94%  -8.88% -2.29%        5.20%
     Class B                   2.70%     --     --        -4.47%
    ------------------------------------------------------------------
- - S&P 500 Index/1/           0.26% -11.20% -1.61%        7.37%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio              For the period ending 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review

We observed during the period that two trends dominated the fixed-income markets: the flight to a perceived safe haven from geopolitical and economic uncertainties and a search for yield. In our opinion, these contradictory positions--the first, a flight from risk and the second, a willingness to take on risk--helped fuel strong bids in the fixed-income markets in nearly every classification of debt securities, from government securities to corporate bonds. With Treasury yields at historically low levels, we noted that the search for yield focused in the corporate bond market, where investors reportedly remained relatively optimistic, citing evidence of improved corporate earnings and higher productivity. Demand for high yield bonds reportedly reached record levels. Lower-quality credits outperformed investment-grade bonds, as investors focused on the opportunity for high yield.

By June, with an end to the major conflict in Iraq, both fixed-income and equity markets seemed determined to rally. Equity investors responded positively to improved corporate earnings, low interest rates, and expectations for a reasonably strong economic recovery in the second half of the year. Investors in corporate bonds and convertible securities also looked on the bright side, pushing prices higher and narrowing spreads against Treasuries. Treasuries, on the other hand, rallied on the warnings from the Federal Reserve Board (the "Fed") against a far less benign outlook: the risk of deflation.

Portfolio Review

The Portfolio benefited from its diversified positioning in the fixed-income markets, with gains generated in both high yield (also known as "junk") and investment-grade corporate bonds as well as in convertible securities. The Portfolio's best performers in the high yield market were below investment-grade credits in the telecommunications and cable industries. Also adding to performance were holdings in below investment-grade convertible securities in the healthcare and technology industries. By and large, securities of businesses that, in our opinion, are likely to benefit from an economic recovery, such as basic industrials and financials, were the strongest contributors to performance in the latter end of the period.

To reduce credit risk, the Portfolio holds investment-grade securities. The Portfolio also limits its participation in lower quality credits (CCCs), which we believe, over the long run, tend to have much higher volatility, lower returns and higher probabilities of default than the high yield market as a whole. Both positions detracted somewhat from performance as lower-quality credits outperformed investment-grade securities in the period.

Outlook

Going forward, we expect the nation's gross domestic product to grow modestly in the second half of the year as a highly accommodative monetary policy and new fiscal stimulus filters through the economy. In our opinion, interest rates are likely to remain low, benefiting both consumers and companies, although we expect that some pressure to increase rates is likely to appear as the recovery progresses. Given this outlook, we will continue to focus on the securities of pro-cyclical companies that we believe can benefit from an economic recovery and will increase slightly the Portfolio's equity-sensitivity.

Christopher J. Towle
Portfolio Manager
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2003; these views and the portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.50%, 07/15/06)   1.66%
         -------------------------------------------------------------
         Houghton Mifflin Co.                                 0.72%
         -------------------------------------------------------------
         BISYS Group, Inc.                                    0.67%
         -------------------------------------------------------------
         Mentor Graphics Corp.                                0.67%
         -------------------------------------------------------------
         Trition PCS, Inc.                                    0.64%
         -------------------------------------------------------------
         Liberty Media Corp.                                  0.63%
         -------------------------------------------------------------
         Insight Communications Co., Inc.                     0.63%
         -------------------------------------------------------------
         Rite Aid Corp.                                       0.63%
         -------------------------------------------------------------
         BWay Corp.                                           0.61%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (7.00%, 05/01/32)   0.60%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/03

                                    [CHART]


Corporate Bonds                                            87.2%
Equity Securities                                           5.3%
International Bonds & Debt                                  4.2%
U.S. Government Agency                                      3.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio              For the period ending 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Lord Abbett Bond Debenture Portfolio managed by
                  Lord, Abbett & Co. LLC, vs Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]

                Lord Abbett                           Credit Suisse
                   Bond         Lehman Brothers        First Boston
                 Debenture        Aggregate             High Yield
                 Portfolio       Bond Index/1/           Index/2/
                ----------     ----------------        -----------
   5/96           10,000            10,000                 10,000
   6/96           10,201            10,114                 10,103
   9/96           10,790            10,300                 10,482
  12/96           11,288            10,609                 10,945
   3/97           11,432            10,550                 11,106
   6/97           12,147            10,938                 11,585
   9/97           12,778            11,302                 12,130
  12/97           13,052            11,636                 12,326
   3/98           13,709            11,815                 12,697
   6/98           13,791            12,091                 12,857
   9/98           13,197            12,603                 12,067
  12/98           13,869            12,646                 12,397
   3/99           14,082            12,581                 12,601
   6/99           14,004            12,470                 12,747
   9/99           13,812            12,555                 12,543
  12/99           14,341            12,540                 12,804
   3/00           14,479            12,817                 12,639
   6/00           14,551            13,039                 12,695
   9/00           14,871            13,433                 12,782
  12/00           14,465            13,998                 12,135
   3/01           14,859            14,422                 12,733
   6/01           14,782            14,503                 12,654
   9/01           14,180            15,173                 12,151
  12/01           15,010            15,179                 12,837
   3/02           15,089            15,194                 13,159
   6/02           14,585            15,757                 12,857
   9/02           14,264            16,480                 12,494
  12/02           14,950            16,739                 13,234
   3/03           15,505            16,971                 14,148
   6/03           16,629            17,396                 15,526


    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                  (for the period ended 06/30/03)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
    Portfolio--Class  A        14.01%  4.55%  3.81%       7.35%
--  Class B                    13.76%    --     --        4.95%
    Class E                    13.94%    --     --        7.96%
    ------------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/1/    10.40% 10.09%  7.55%       8.03%
    ------------------------------------------------------------------
    Credit Suisse First Boston
--  High Yield Index/2/        20.77%  6.95%  3.85%       6.34%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high yield debt securities. The risks of high yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. The Portfolio may also invest up to 20% of its net assets in equity securities of large cap companies including common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. In addition, the Portfolio may invest up to 20% of its net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                For the period ended 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review

We believe that significant economic stimulus currently exists to support strong growth in the second half of 2003 and into 2004. In our opinion, historically low interest rates, corporate cost cutting efforts, a weaker U.S. dollar and the recent decline in oil prices should combined provide support for further economic expansion and continued corporate profit recovery. Additionally, we expect fiscal stimulus to supply further support to the economy. We expect the economy to grow at an accelerated rate in the second half of 2003, potentially reaching a gross domestic product ("GDP") equal to two times that of the first half of 2003. We also expect to see signs of improvement in the labor market, in our view a lagging indicator of economic health, which may promote further growth in GDP.

Portfolio Review

During the second quarter of 2003, the Portfolio produced positive returns, but lagged its benchmark the Russell Midcap Index/1/. The Portfolio's limited exposure in the technology sector detracted from relative performance. The Portfolio maintained its limited position in the volatile sector, as we believe the necessary combination of fundamentals, attractive valuations and catalysts are still not in place. In addition, an overweight position in the materials and processing sector was a source of relative underperformance. Weak stock selection in the consumer discretionary sector also hurt performance. Although the sector produced positive returns for the quarter, it did not keep pace with the index. A retail industry holding reportedly experienced weak sales due to the inclement spring weather, resulting in lowered earnings estimates.

The Portfolio benefited from strong stock selection in the health care sector. Select holdings within the health care services industry contributed to relative performance, with strong returns as the result of announced improved financial condition and growing market share. In addition, strong stock selection in the energy sector aided performance. Select holdings in the oil services and equipment industry performed well over the past six months, in part, due to reported increased consumer demand. A relative underweight position in the financial sector also benefited performance.

Outlook

The Portfolio continues to remain focused on bottom-up selection of, in our opinion, attractively valued stocks that have defined catalysts that we believe can enhance profitability. As stated previously, we believe the roots of a recovery are in place and expect the economy to improve over the next twelve to eighteen months. We believe that this potential pending economic revival and a continued weakening dollar should create a favorable atmosphere for mid-cap stocks. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

Edward von der Linde
Portfolio Manager
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC, including descriptions of the stock classifications and the Portfolio holdings described in this report are as of June 30, 2003; these views and the portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the Russell Midcap Index see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Georgia-Pacific Corp.              2.77%
                   ------------------------------------------
                   Everest Reinsurance Group, Ltd.    2.72%
                   ------------------------------------------
                   Foot Locker, Inc.                  2.55%
                   ------------------------------------------
                   XL Capital, Ltd.--Class A          2.52%
                   ------------------------------------------
                   Genuine Parts Co.                  2.49%
                   ------------------------------------------
                   Halliburton Co.                    2.44%
                   ------------------------------------------
                   Snap-On, Inc.                      2.41%
                   ------------------------------------------
                   Ameren Corp.                       2.38%
                   ------------------------------------------
                   Health Net, Inc.                   2.35%
                   ------------------------------------------
                   Eastman Chemical Co.               2.33%
                   ------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

                                    [CHART]

Basic Materials     16.6%
Cyclical            21.2%
Energy              10.2%
Financial           17.9%
Industrial           6.9%
Non-Cyclical        18.6%
Technology           1.6%
Utilities            5.7%
Communications       1.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                For the period ended 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                Lord Abbett Mid-Cap Value Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs. Indices 1 and 2
                           Growth Based on $10,000+


                                     [CHART]

                 Lord Abbett        S&P 400          Russell
                Mid-Cap Value    Mid-Cap/BARRA       Mid-Cap
                  Portfolio     Value Index/1/      Index/2/
                -------------   --------------     -----------
 8/97             $10,000          $10,000          $10,000
 9/97              10,440           10,630           10,561
12/97              10,490           11,204           10,678
 3/98              11,361           12,306           11,833
 6/98              11,308           11,797           11,654
 9/98               9,383           10,169            9,927
12/98              10,606           11,727           11,757
 3/99              10,125           10,783           11,702
 6/99              11,829           12,392           12,973
 9/99              10,940           11,185           11,858
12/99              11,211           12,000           13,902
 3/00              12,366           12,752           15,304
 6/00              13,198           12,413           14,614
 9/00              14,890           14,033           15,609
12/00              17,139           15,341           15,049
 3/01              16,703           14,811           13,470
 6/01              17,659           16,497           14,754
 9/01              16,267           14,351           12,119
12/01              18,527           16,436           14,203
 3/02              19,674           18,068           14,807
 6/02              18,472           17,007           13,393
 9/02              15,754           13,864           11,031
12/02              16,802           14,775           11,904
 3/03              15,426           13,918           11,623
 6/03              17,910           16,588           13,746






























    ----------------------------------------------------------------
                                    Average Annual Return/3/
                                (for the period ended 06/30/03)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/4/
    ----------------------------------------------------------------
    Lord Abbett Mid-Cap
--  Value Portfolio--Class A -3.04% 10.71%  9.63%       10.45%
    Class B                  -3.32%    --     --         3.14%
    ----------------------------------------------------------------
--  Russell Midcap Index/1/   2.63% -2.02%  3.35%        5.57%
    ----------------------------------------------------------------
- - S&P MidCap 400/Barra
    Value Index/2/           -2.46% 10.15%  7.06%        8.93%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion. The Index had a market capitalization range of approximately $9.8 billion to $1.2 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Midcap Index returns are based on an inception date of 8/20/97. The S&P 400 Midcap/Barra Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio         For the period ended 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
We believe that significant economic stimulus currently exists to support strong growth in the second half of 2003 and into 2004. In our opinion, historically low interest rates, corporate cost cutting efforts, a weaker U.S. dollar and the recent decline in oil prices should combined provide support for further economic expansion and continued corporate profit recovery. Additionally, we expect fiscal stimulus to supply further support to the economy. We expect the economy to grow at an accelerated rate in the second half of 2003, potentially reaching a gross domestic product ("GDP") equal to two times that of the first half of 2003. We also expect to see signs of improvement in the labor market, in our view a lagging indicator of economic health, which may promote further growth in GDP.

Portfolio Review
During the first half of 2003, the Portfolio produced positive returns but lagged the Russell Midcap Growth Index/1/. Strong stock selection in outperforming discretionary sector helped performance. Select holdings in the broadcast and cable television industry performed well as a result of reported expanding market share, and increased products and services. Stock selection in the health care sector also helped returns. In particular, select holdings within the health care services industry contributed to relative performance, with strong returns as the result of announced improved financial condition and growing market share. Over the six-month period, the Portfolio benefited from a slight underweight position in the consumer staples sector, as it was one of the weaker performers for the period for the index.

Stock selection in the technology sector was a source of relative underperformance for the Portfolio. In our opinion, weak returns from select holdings within the software industry can be attributed to a lack of technology spending as a means of combating a soft economy. Additionally, poor returns of holdings in the energy sector also hurt Portfolio performance. Although the sector posted positive absolute returns, select positions in the oil services and equipment industry experienced weak performance, due in our opinion, to volatility in the oil and natural gas markets. Stock selection in the financial services sector also detracted from relative performance. Holdings in the computer services industry (as part of the financial services sector) posted weak returns, in our opinion, generally in response to economic conditions earlier in the year.

Outlook
We believe the mid-cap growth stock universe continues to be an exciting and fertile market segment for investors. In our view, the economy should continue to recover in 2003. In addition, in our opinion, the stock market, which we consider a leading indicator of economic strength, has experienced positive returns during the second quarter of 2003. In our view, the economic environment can still be characterized by historically low interest rates and muted inflation, which is good for both consumers and businesses. We believe that our disciplined investment style in managing the Lord Abbett Growth Opportunities Portfolio should create viable investments and strong returns for our shareholders in the long-term.

Kevin P. Ferguson
Portfolio Manager
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC, including descriptions of the stock classification and the Portfolio's holdings described in this report are as of June 30, 2003; these views and the portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the Russell Midcap Growth Index, see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Caremark Rx, Inc.                            2.95%
             -----------------------------------------------------
             BJ Services Co.                              2.71%
             -----------------------------------------------------
             New York Community Bancorp, Inc.             2.60%
             -----------------------------------------------------
             Anthem, Inc.                                 2.44%
             -----------------------------------------------------
             W.R. Berkley Corp.                           2.34%
             -----------------------------------------------------
             Teva Pharmaceutical Industries, Ltd. (ADR)   2.28%
             -----------------------------------------------------
             Integrated Circuit Systems, Inc.             2.27%
             -----------------------------------------------------
             Patterson-UTI Energy, Inc.                   2.21%
             -----------------------------------------------------
             EchoStar Communications Corp.--Class A       2.18%
             -----------------------------------------------------
             Michaels Stores, Inc.                        2.17%
             -----------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

                                    [CHART]


Communications                   6.4%
Cyclical                        18.8%
Energy                           8.5%
Financial                       12.6%
Industrial                       9.0%
Non-Cyclical                    35.2%
Technology                       9.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio         For the period ended 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
          Lord, Abbett & Co. LLC, vs. Russell Midcap Growth Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                      Lord Abbett Growth
                    Opportunities Portfolio      Russell Midcap Growth Index
                    -----------------------      ---------------------------
 2/12/2001                $10,000                         $10,000
 3/31/2001                  8,440                           7,729
 6/30/2001                  9,640                           8,979
 9/30/2001                  7,710                           6,483
12/31/2001                  8,930                           8,237
 3/31/2002                  8,720                           8,092
 6/30/2002                  7,800                           6,614
 9/30/2002                  6,570                           5,478
12/31/2002                  6,750                           5,980
 3/31/2003                  6,770                           5,979
 6/30/2003                  7,950                           7,101


    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 06/30/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
    Portfolio--Class A                2.30%          -7.93%
--  Class B                           1.92%           -9.19%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/1/    7.35%          -13.39%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.


A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio            For the period ended 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review
We believe that significant economic stimulus currently exists to support strong growth in the second half of 2003 and into 2004. In our opinion, historically low interest rates, corporate cost cutting efforts, a weaker U.S. dollar and the recent decline in oil prices should combined provide support for further economic expansion and continued corporate profit recovery. Additionally, we expect fiscal stimulus to supply further support to the economy. We expect the economy to grow at an accelerated rate in the second half of 2003, potentially reaching a Gross Domestic Product ("GDP") equal to two times that of the first half of 2003. We also expect to see signs of improvement in the labor market, in our view a lagging indicator of economic health, which may promote further growth in GDP.

Portfolio Review
In our view, equity market optimism returned during the second quarter, driving the markets higher. Investor confidence returned after geopolitical tensions and investor skepticism about the condition of the U.S. economy dominated first quarter events.

Stock selection within the financial sector aided relative performance for the period compared to the S&P 500 Index/1/. In particular, two select holdings benefited from an improved economic, capital markets and earnings outlook. Within the information technology sector, relative performance was aided by a select portfolio holding that continues to benefit from increased outsourcing.

An underweight position in the consumer staples sector, together with an overweight position in the consumer discretionary sector, contributed to relative performance for the period. Select discount and specialty retailers and media companies benefited from reported improved consumer confidence and spending patterns.

Stock selection in the healthcare sector detracted from relative performance during the period, largely due to the Portfolio's position in a select Portfolio holding. The company, which announced a drop in fourth quarter earnings and a cut in its 2003 profit forecast, is currently undertaking a management reorganization. Stock selection within the energy and utilities sectors also detracted from performance. Energy stocks lagged in response to declining oil prices as the war with Iraq moved toward resolution. The Portfolio's overweight in the materials sector also detracted from relative performance for the period.

Outlook
The Portfolio slightly reduced its weighting in the consumer discretionary, information technology and financials sectors as select holdings became less attractive on a valuation basis in our view. Portfolio positions were also added to selectively to the consumer staples and energy sectors, while maintaining the Portfolio's overall cyclical bias that has been built up over the past 12 to 18 months. We continue to believe the economy will strengthen through the remainder of 2003 and into 2004 and that the Portfolio's cyclical bias should be well rewarded. Going forward, we intend on continuing to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

Robert G. Morris
W. Thomas Hudson Jr.
Eli Salzmann
Portfolio Managers
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC, including descriptions of stock classification and the Portfolio's holdings described in this report are as of June 30, 2003; these views and the portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the S&P 500 Index, see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

Top Ten Holdings by Market Value
As of 6/30/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                    4.88%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.86%
                 ---------------------------------------------
                 Apple Computer, Inc.                 2.57%
                 ---------------------------------------------
                 Walt Disney Co.                      2.38%
                 ---------------------------------------------
                 Target Corp.                         2.33%
                 ---------------------------------------------
                 Deere & Co.                          2.28%
                 ---------------------------------------------
                 American International Group, Inc.   2.16%
                 ---------------------------------------------
                 Mellon Financial Corp.               2.09%
                 ---------------------------------------------
                 Xerox Corp.                          2.07%
                 ---------------------------------------------
                 Verizon Communications, Inc.         1.97%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

                                    [CHART]

Basic Materials                 10.1%
Communications                  11.1%
Cyclical                        13.3%
Energy                           6.3%
Financials                      19.9%
Industrial                      16.4%
Non-Cyclical                    13.2%
Technology                       7.9%
Utilities                        1.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio            For the period ended 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------



              Lord Abbett Growth and Income Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

         Lord Abbett Growth
         & Income Portfolio        S&P 500 Index/1/
         ------------------        ----------------
12/89         $10,000                   10,000
 3/00          45,130                   55,672
 6/00          44,336                   54,191
 9/00          47,921                   53,665
12/00          51,971                   49,463
 3/01          47,127                   43,597
 6/01          49,814                   46,148
 9/01          42,989                   39,373
12/01          48,973                   43,582
 3/02          50,927                   43,704
 6/02          45,397                   37,848
 9/02          36,408                   31,308
12/02          40,184                   33,950
 3/03          38,074                   32,881
 6/03          44,851                   37,944



    -------------------------------------------------------------
                               Average Annual Return/2/
                            (for the period ended 06/30/03)
    -------------------------------------------------------------
                                                        Since
                       1 Year 3 Year  5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A -1.20%   0.40%  3.45%  10.66%    11.72%
     Class B           -1.44%     --     --      --     -1.03%
    -------------------------------------------------------------
--  S&P 500 Index/1/    0.26% -11.20% -1.61%  10.04%    10.34%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio              For the period ended 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review

In our view, war and general geopolitical concerns had a negative effect on business and consumer sentiment during the beginning of the period, but broad equity indices finished strong by the end of the period as fears subsided and consumer confidence and earnings visibility reportedly increased. Early in the period, we noted that consumers responded to heightened war threats, rising unemployment and poor weather conditions on the east coast by reducing real spending. But, as the coalition's war effort progressed, the fog of global uncertainty lifted and equity indices experienced meaningful advances.

We believe that economic growth in the second half of 2003 and into 2004 should be expected. In our opinion, historically low interest rates, a weaker U.S. dollar and the recent decline in oil prices provide support for further economic expansion. Also, in our view, despite concerns regarding deflation, there may be increased consumer and capital spending.

On June 25th, the Federal Reserve Board (the "Fed") cut interest rates 25 basis points to 1%, in our view as part of its continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, we believe the Fed is attempting a variety of measures to promote and sustain growth. We also believe that the full impact of the low interest rate environment has yet to be felt and also the economy may benefit in the second half of 2003. In our opinion, the recent decline in oil prices after President Bush announced the major fighting in Iraq was over, should contribute to an improvement in U.S. corporate profits. In particular, we believe that corporations should benefit from lower oil prices in the form of decreased energy and/or raw material costs. In addition, we believe that with consumers spending less on oil, disposable income should rise, which should create higher sales for consumer products. One example in our view is airlines, which have been hurt by high fuel prices and weak demand, that have profited from lower oil prices both in terms of lower costs and higher demand.

Over the past year, the U.S. dollar weakened versus the euro. We believe that a weaker dollar should translate into more competitive pricing for U.S. goods overseas. Additionally, in our view imports should become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S.--which should provide further stimulus for economic growth. During the period, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions, benefiting after-tax consumer purchasing power. Going forward, we believe the stage is set for a sustained cyclical recovery and we expect gross domestic product ("GDP") to grow at an accelerated rate in the second half of 2003.

Equity Component

An overweight position in the materials sector was a source of relative underperformance during the period, as the sector was one of the Portfolio's weaker performers. Portfolio sector holdings produced positive returns, but they did not keep pace with the S&P 500 Index/1/. In addition, stock selection the consumer discretionary sector hurt performance. Select retail industry holdings experienced weak sales reportedly due to the inclement spring weather. The Portfolio was also hurt on a relative basis by its lack of exposure to the information technology sector, which experienced relatively strong returns. We believe, however, the necessary combination of fundamentals, attractive valuations and catalysts within the sector are still not in place.

The Portfolio's stock selection in the utilities sector was a source of positive returns as select sector holdings continued to execute as reported financial reorganization in an attempt to reduce debt and increase future profitability. Additionally, strong stock selection in the health care sector contributed to returns. In particular, select manufacturers and suppliers in the pharmaceutical industry benefited from announced expanding product lines. Stock selection in the energy sector also benefited the Portfolio. Select holdings in the oil and natural gas industry performed well, in part, due to reported increased consumer demand.

Bond Component

In our view, credit deterioration was largely nonexistent, a reflection in our opinion of the improving corporate outlook and the Portfolio's relatively small positions in lower-quality (CCC) credits. By and large, securities within technology and electronics were the strongest contributors to performance.

We noted that an improving equity market added strength to the convertible securities market, where the Portfolio benefited from holdings in financials and healthcare firms. High-yield (also known as "junk") bonds were strong contributors to performance, including those in the media, communications and utilities industries.

Outlook

In the equities market, the Portfolio continues to focus on the securities that we believe offer excellent relative value and that have an attractive yield component. This 'bottom-up' methodology is currently focused for the most part on stocks traditionally seen as cyclical--chemicals, paper, retailers and manufacturing companies primarily in North American markets. We anticipate that the U.S. dollar will continue to weaken and that, combined with a strengthening domestic economy, this trend should benefit the Portfolio's holdings. In the bond market, the Portfolio will continue to maintain exposure in the high-yield convertible bond sector where we believe the greatest value can be obtained. In the fixed-income market, the Portfolio will continue to focus on the securities of pro-cyclical companies that in our view should benefit from an economic recovery and thus will increase slightly the Portfolio's equity-sensitivity.

Team managed

Note to investors: Lord Abbett Co. LLC, uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward von der Linde, Partner of Lord Abbett, and Christopher J. Towle, Partner of Lord Abbett, head the team. Messrs. von der Linde and Towle have been with Lord Abbett since 1988 and 1987, respectively.

Note: The views of Lord, Abbett & Co. LLC including description of the stock classification and the Portfolio's holdings described in this report are as of June 30, 2003; these views and the portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the S&P 500 Index see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Values
As of 6/30/03

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Dow Chemical Co.           2.91%
                      -----------------------------------
                      Bristol-Myers Squibb Co.   2.81%
                      -----------------------------------
                      Ameren Corp.               2.43%
                      -----------------------------------
                      ChevronTexaco Corp.        2.34%
                      -----------------------------------
                      Eastman Chemical Co.       2.15%
                      -----------------------------------
                      Hubbell, Inc.--Class B     2.04%
                      -----------------------------------
                      Kerr-McGee Corp.           2.03%
                      -----------------------------------
                      Georgia-Pacific Corp.      2.02%
                      -----------------------------------
                      Halliburton Co.            1.94%
                      -----------------------------------
                      H.J. Heinz Co.             1.92%
                      -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio              For the period ended 6/30/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett America's Value Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/1/
                            Growth Based on $10,000

                                    [CHART]



                S&P 500        Lord Abbett America's
                Index/1/         Value Portfolio
                --------         ---------------
5/01/2003       $10,000             $10,000
6/03/2003        10,662              10,440





--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/03

                                    [CHART]

Common Stock                            57.0%
Corporate Bonds & Debt Securities       26.0%
Convertible Bonds                       12.5%
Preferred Stock                          3.7%
Foreign Bonds & Debt Securities          0.8%

    ----------------------------------------------------------
                                     Cumulative Return/2/
                                (for the period ended 6/30/03)
    ----------------------------------------------------------
                                      Since Inception/3/
    ----------------------------------------------------------
--  Lord Abbett America's Value
    Portfolio--Class B                      4.40%
- - S&P 500 Index/1/                        6.62%
    ----------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

A NOTE ABOUT RISK: The Portfolio may invest up to 20% of its net assets in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of Regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/03
Managed by Janus Capital Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Performance Overview
For the six months ended June 30, 2003, the Janus Aggressive Growth Portfolio Class B shares gained 13.11%, while its benchmark, the S&P 500 Index/1/, gained
11.77 %.

Market Overview
All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average/2/ gaining 9.02%, the broad-based S&P 500 Index adding 11.77%, and the growth-oriented NASDAQ Composite Index/3/ climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

Manager's Overview
Q. Which individual holdings had the greatest negative impact on performance? The largest single detractor from performance was our position in aerospace and defense contractor General Dynamics Corp. Optical equipment manufacturer Ciena Corp., also hurt the Portfolio's results, as did motorcycle manufacturer and merchandiser Harley-Davidson, Inc. Other stocks that worked against us included our holdings of Cardinal Health, a healthcare products and services company, and Pactiv Corp., a global provider of specialty-packaging and consumer products.

Q. Which holdings had the greatest positive impact on performance?
Internet portal Yahoo!, Inc., was our strongest contributor during the period. Our holdings in biotechnology companies Amgen, Inc., and Genentech, Inc., also helped boost the Portfolio's results. Rounding out our list of top-five performers were hotelier Four Seasons Hotels, Inc., and drug company Teva Pharmaceuticals Industries Ltd.

Q. Which sectors had the greatest impact on the Portfolio's absolute performance?
On an absolute basis the information technology and healthcare groups were our biggest positive contributors. We maintained substantial exposure to both of these sectors during the period. On the downside, detracting from our absolute results were the materials and telecommunications groups, two sectors in which only a small portion of the Portfolio's assets were invested.

Q. Which sectors had the greatest impact on the Portfolio's performance relative to its benchmark?
Information technology, an area that outpaced the market in general during the six months, also contributed on a relative basis. Although the majority of this group's relative contribution to the Portfolio was a result of our strong stock selection, an overweight position compared to that of the index helped us as well. We were also slightly overweight in the healthcare sector, which, as a group, turned in solid results. In particular, however, our relative gains came from a number of well-chosen stocks in this industry. By contrast, the disappointing returns posted by our holdings in the materials sector, which I mentioned previously as a poor absolute performer, also made this one of our weakest relative performers. Our lack of exposure to the utilities sector, which, as a group, turned in solid results during the period, also hurt our relative results.

Q. How will you manage the Portfolio in the months ahead?
We will continue to emphasize companies able to demonstrate consistent growth in a lackluster economy as well as those that might benefit from a reinvigorated economic environment. We remain focused on quality of earnings and favor businesses that we believe can generate respectable operating margins in a difficult climate. At the same time, we are trying to avoid investments where we have yet to see a stabilization in fundamentals.

Claire Young
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   AOL Time Warner, Inc.             2.37%
                   ------------------------------------------
                   Cisco Systems, Inc.               2.23%
                   ------------------------------------------
                   Avon Products, Inc.               2.19%
                   ------------------------------------------
                   Medtronic, Inc.                   2.06%
                   ------------------------------------------
                   Maxim Integrated Products, Inc.   1.89%
                   ------------------------------------------
                   Fiserv, Inc.                      1.85%
                   ------------------------------------------
                   Pfizer, Inc.                      1.81%
                   ------------------------------------------
                   Citigroup, Inc.                   1.69%
                   ------------------------------------------
                   Colgate-Palmolive Co.             1.67%
                   ------------------------------------------
                   Applied Materials, Inc.           1.55%
                   ------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

         [CHART]

Non-Cyclical     26.0%
Industrial       16.0%
Communications   14.0%
Cyclical         13.5%
Technology       11.4%
Financial        12.5%
Energy            6.6%


--------------------------------------------------------------------------------
                                      15

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/03
Managed by Janus Capital Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital, Management LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]

         Janus Aggressive
         Growth Portfolio     S&P 500 Index/3/
         ----------------     ----------------
 2/01       $10,000                $10,000
 3/01         7,970                  8,512
 6/01         8,300                  9,010
 9/01         6,220                  7,687
12/01         7,400                  8,509
 3/02         7,430                  8,533
 6/02         6,260                  7,389
 9/02         5,250                  6,113
12/02         5,341                  6,628
 3/03         5,351                  6,420
 6/03         6,041                  7,408




    -------------------------------------------------------
                            Average Annual Return/4/
                            (for the period ended 6/30/03)
    -------------------------------------------------------
                            1 Year    Since Inception/5/
    -------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      -3.29%         -12.71%
--  Class B                 -3.51%         -19.08%
    Class E                    --            6.90%
    -------------------------------------------------------
- - S&P 500 Index/1/         0.26%         -11.67%
    -------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.


/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio             For the period ended 6/30/03
Managed by T. Rowe Price Associates, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Stocks rallied in the first six months of the year for the first time since 1999. The S&P 500 Index/1/ rose 12%, powered by a 15% second-quarter advance that marked the Index's best quarterly performance since the last three months of 1998. Yet small-caps and growth stocks (especially technology stocks) led the market. The Russell 2000 Index/2/ gained 18% on the back of a 23% second-quarter surge--its best performance since the first quarter of 1991 during the last Gulf War. The conclusion of the latest Iraq campaign--this time with the fall of Saddam Hussein--helped ignite an impressively broad rally in financial assets that was nonetheless led by the riskiest securities across all asset classes.

Investors also anticipated stronger economic growth in the second half spurred by what may be a record amount of stimulus, including the new tax cut, another Federal Reserve rate cut, new highs in mortgage refinancing, easier corporate borrowing conditions, and a weaker dollar. Stocks and bonds rose in tandem while the dollar fell to a record low against the euro. The 10-year Treasury yield plummeted to a new 45-year low of 3.11% in mid-June before backing up sharply.

The Met Investors Series Trust T. Rowe Price Mid-Cap Growth Portfolio Class B shares gained a strong 17.03% in the first half of 2003, outperforming the broad S&P MidCap 400 Index/3/ (+12.41%) and the Lipper Mid-Cap Growth Funds Index/4/ (+15.78%), but modestly trailing the aggressive-growth-oriented Russell Midcap Growth Index/5/ (+18.74%).

The Portfolio benefited from the strong performance of our retail, biotechnology, generic drug, and Internet software and services holdings, among others. One of our key investment themes over the past year has been that the economy and market would eventually rebound, and that conviction was rewarded during the past six months. Top contributors included pharmacy services provider Omnicare, Inc., where earnings growth continues to be strong, consumer electronics retailer Best Buy, which benefited from improved consumer confidence, growth-oriented investment manager Waddell & Reed Financial, Inc., whose earnings should rise with equity prices, and Internet security software firm VeriSign, Inc., whose business appears to have stabilized.

Top detractors included identification and credentials database provider ChoicePoint, Inc., whose divestiture of a non-core business was perceived negatively by some investors, IT services and outsourcing provider Affiliated Computer Services, Inc.--a defensive stock that has more than doubled in the past three years, human resources consulting and outsourcing firm Hewitt Associates, which reduced guidance and cited margin pressures, and medical research supplies maker Apogent Technologies, Inc., which encountered problems with some of its acquisitions.

We remain optimistic about the U.S. economy, which should grow more strongly in the second half of 2003. But just as the downturn was relatively mild, we expect economic growth to be modest over the next few years. The eventual revival of business capital spending holds the key to a sustainable economic recovery.

In a slow-growth environment, mid-cap growth stocks offer an attractive investment opportunity because they have the potential to grow faster--through market share gains or industry growth--than larger companies. Mid-cap earnings growth continues to exceed that of large-caps, and valuations relative to large-caps remain favorable.

Team managed

Note to investors: The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W.H. Berghuis acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Omnicare, Inc.                               2.24%
             -----------------------------------------------------
             Waddell & Reed Financial, Inc.--Class A      1.43%
             -----------------------------------------------------
             Anthem, Inc.                                 1.42%
             -----------------------------------------------------
             ChoicePoint, Inc.                            1.41%
             -----------------------------------------------------
             Best Buy Co., Inc.                           1.39%
             -----------------------------------------------------
             Teva Pharmaceutical Industries, Ltd. (ADR)   1.36%
             -----------------------------------------------------
             Rockwell Collins, Inc.                       1.34%
             -----------------------------------------------------
             BJ Services Co.                              1.33%
             -----------------------------------------------------
             ITT Industries, Inc.                         1.22%
             -----------------------------------------------------
             Gilead Sciences, Inc.                        1.19%
             -----------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

                                    [CHART]

Non-Cyclical        35.8%
Communications       7.3%
Cyclical            15.0%
Technology          10.8%
Financial            8.6%
Industrial          14.7%
Energy               5.9%
Basic Materials      1.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio             For the period ended 6/30/03
Managed by T. Rowe Price Associates, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              T. Rowe Price Mid-Cap Growth Portfolio, managed by
      T. Rowe Price Associates, Inc., vs. Russell Midcap Growth Index/5/
                           Growth Based on $10,000+

                                    [CHART]

              T. Rowe Price Mid-Cap         Russell Midcap
                Growth Portfolio             Growth Index
                ----------------             ------------
 2/12/2001          $10,000                    $10,000
 3/31/2001            7,950                      7,729
 6/30/2001            9,500                      8,980
 9/30/2001            6,570                      6,483
12/31/2001            8,340                      8,238
 3/31/2002            7,701                      8,092
 6/30/2002            5,340                      6,614
 9/30/2002            4,350                      5,478
12/31/2002            4,668                      5,981
 3/31/2003            4,577                      5,979
 6/30/2003            5,463                      7,101



    ---------------------------------------------------------------
                                   Average Annual Return/6/
                                   (for the period ended 06/30/03)
    ---------------------------------------------------------------
                                   1 Year     Since Inception/7/
    ---------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A              2.46%          -23.30%
--  Class B                         2.29%          -22.43%
    Class E                         2.28%          -16.73%
    ---------------------------------------------------------------
- - Russell Midcap Growth Index/5/  7.35%          -13.39%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $443.5 million; the median market capitalization was approximately $351.8 million. The Index had a market capitalization range of approximately $1.2 billion to $116.6 million. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P MidCap 400 Index consists of 400 domestic stocks of midsize companies (market cap range of $3 billion to $900 million) in the U.S. market. The Index does not include fees or expenses and is not available for direct investment.

/4/The Lipper Mid-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Index is unmanaged, does not include fees or expenses and is not available for direct investment.

/5/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/7/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's adviser. Performance history prior to that date is attributable to the Portfolio's former investment adviser.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio               For the period ended 6/30/03
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------


Management Review and Outlook
For the six months ended June 30, 2003, the Portfolio's Class B shares provided a total return of 7.14%. This return compares with a return over the same period of 9.85% for the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index/1/. MSCI EAFE is a commonly used measure of the international stock market. Over the same period, the average international fund tracked by Lipper, Inc. returned 8.60%.

Detractors from performance
Financial services, consumer staples, and basic materials were the three weakest market sectors for the Portfolio during the first six months of 2003. We were underweighted in financial services relative to the Portfolio's benchmark because we are not comfortable with many of the fundamentals underpinning the group. For example, we were unconvinced that Japanese banking reforms were enough to restore faith in that country's banking system and we were concerned that some European banks had too much exposure to corporate debt and to volatile global stock markets. Our preference for institutions with a strong consumer focus detracted from portfolio performance because the higher risk, large commercial banks such as Germany's Deutsche Bank (which we did not own) turned in the strongest performance among financial services stocks during the second quarter.

The Portfolio's overweighting in consumer staples stocks held back performance for the period. These companies fell out of favor with investors during the second quarter when they seemed to be more attracted to higher risk stocks, particularly more cyclically sensitive stocks that have tended to benefit from a market recovery. Japanese cosmetics company Shiseido Co., Ltd. and Dutch consumer products company Unilever N.V. produced disappointing results. The stock of Japan's largest cosmetics company, Shiseido Co., Ltd., fell after the company reported that sales were affected by the global economic slowdown. Dutch consumer products company Unilever N.V. let down investors with lower-than-expected sales for the six months ended June 30.

Basic materials stock performance was lackluster primarily because of the sluggish global economy and the impact of a strengthening euro. Syngenta AG, a Swiss agricultural chemical company, was the victim of currency translations on their U.S. sales which had a bigger-than-expected impact on margins. The stock of Akzo Nobel N.V., a Dutch chemical and pharmaceutical company, declined amid concerns about the company's pharmaceutical operations and pension contribution requirements.

Strong results from energy, autos, and retailing
The energy sector was the major beneficiary of higher oil and gas prices due to high global demand for both products. Canadian Encana Corp. and U.K. BP Plc were the standouts in the sector for the period. Encana, the company formed by the merger of Alberta Energy and PanCanadian Energy, was still realizing the benefits from the merger. The company has made significant cost reductions in the wake of that merger and we believed the company had a high degree of growth potential among energy exploration and production companies. BP Plc not only benefited from global energy trends but its management team has been adept at adding to bottom line growth through cost cutting.

The Portfolio's auto investments worked well for performance, especially our positions in Bayerische Motoren Werke (BMW) AG and Nissan Motor Co., Ltd. Although BMW had a difficult start to 2003, it had a very positive second quarter. The company had success with the launch of its 7 Series, its SUVs, and the Mini Cooper. Investors appeared to be anticipating solid results from the launch of its 5 Series later this year. Nissan Motor Co., Ltd. captured buyers for its light trucks at the expense of U.S. automakers. New models introduced to the U.S. market demonstrated a better feel for the U.S. consumer than the company had shown previously.

Stock selection in retailing made a significant difference to portfolio performance for the period. Two stocks, in particular, contributed healthy returns to the portfolio: British retailers Kingfisher Plc and Next Plc Kingfisher Plc is a do-it-yourself retailer that has been focused on cutting costs and is in the process of spinning off its less-profitable electrical business. Kingfisher Plc benefited from strong sales in both its British and French stores. The stock of Next Plc, a clothing retailer, rose largely, in our view, on investor confidence in the British consumer.

In addition, Chinese electric power company Huaneng Power International, Inc. contributed to Portfolio performance. The company's stock price climbed as Chinese demand for power continued to expand as that country's economy grew.

Team managed
Note to investors: The Portfolio is managed by a committee of MFS equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.


--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   3.85%
                  -------------------------------------------
                  Novartis AG                        3.77%
                  -------------------------------------------
                  Total Fina Elf S.A.                3.34%
                  -------------------------------------------
                  AstraZeneca Plc                    3.22%
                  -------------------------------------------
                  Vodafone Group Plc                 2.95%
                  -------------------------------------------
                  UBS AG                             2.51%
                  -------------------------------------------
                  BP Plc (ADR)                       2.14%
                  -------------------------------------------
                  France Telecom                     2.02%
                  -------------------------------------------
                  Honda Motor Co., Ltd.              1.85%
                  -------------------------------------------
                  Sanofi-Synthelabo S.A.             1.84%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 6/30/03
                                    [CHART]

United Kingdom  27.0%
Japan           16.1%
Others          15.3%
France          10.7%
Switzerland     11.4%
Netherlands      3.6%
Germany          5.0%
Spain            3.6%
Singapore        3.8%
Canada           3.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio               For the period ended 6/30/03
Managed by Massachusetts Financial Services Company


--------------------------------------------------------------------------------

               MFS Research International Portfolio, managed by
       Massachusetts Financial Services Company, vs. MSCI EAFE Index/1/
                           Growth based on $10,000+

                                    [CHART]

                  MFS Research                 MSCI
             International Portfolio        EAFE Index/1/
           --------------------------       -------------
 2/01               $10,000                   $10,000
 3/01                 8,830                     8,991
 6/01                 9,150                     8,913
 9/01                 8,040                     7,669
12/01                 8,486                     8,205
 3/02                 8,516                     8,251
 6/02                 8,375                     8,092
 9/02                 7,154                     6,499
12/02                 7,484                     6,920
 3/03                 6,993                     6,537
 6/03                 8,018                     7,601



    ----------------------------------------------------------
                               Average Annual Return/2/
                               (for the period ended 6/30/03)
    ----------------------------------------------------------
                               1 Year    Since Inception/3/
    ----------------------------------------------------------
    MFS Research International
    Portfolio--Class A         -4.04%          -7.55%
--   Class B                   -4.26%          -8.86%
     Class E                   -4.21%          -0.81%
    ----------------------------------------------------------
- - MSCI EAFE Index/1/         -6.05%         -10.88%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio         For the period ended 6/30/03
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

The Portfolio's Class B shares provided a cumulative total return of 11.16% for the six-month period that ended June 30, 2003. This performance slightly trailed that of the Portfolio's benchmark, the S&P 500 Index/1/, which returned
11.77 % for the same period.

Stock markets enjoyed a sustained upswing during the period, driven primarily by the conclusion of major combat in Iraq and by optimism regarding future prospects for U.S. economic growth. The market's steepest rises occurred among previously beaten down, lower quality stocks. Such shares were pushed sharply higher as speculators sought to benefit from the market's upward momentum with little regard for each company's underlying worth.

The Portfolio participated in the market's climb with investments in a wide range of companies that we believed offered good growth potential at a reasonable price. We found a relatively large number of such opportunities among consumer discretionary stocks, most of which contributed to the Portfolio's positive returns. Our best performers during the period included cable service providers, such as Comcast Corp., which bolstered its earnings through the successful promotion of cable modems and other new products. Media holdings, such as AOL Time Warner, Inc. and Clear Channel Communications, Inc., benefited from increased advertising revenues. The Portfolio's positions among cruise ship operators, such as Royal Caribbean Cruises Ltd. and Carnival Corp., rose in response to resilient demand and expectations for better supply-demand balance.

Technology investments provided a lift to the Portfolio's performance as well. However, we avoided the most speculative issues most favored by the market during the period and that did hurt the Portfolio's performance versus its peers. Instead, we invested in a substantial number of steadily growing, mid- to large-cap technology companies that met our investment criteria, particularly those we view as major broadband beneficiaries. The Portfolio realized its greatest gains in the tech sector from holdings in semiconductor makers such as Intel Corp. and software developers such as game creator Electronic Arts, Inc.

Other industry areas provided mixed performance. The Portfolio's financial industry stocks performed roughly in line with the overall market during the period. Health care stocks provided above-average returns, but we held a slightly smaller percentage of such stocks than the S&P 500. Nevertheless, our individual holdings performed very well, particularly those of biotechnology companies, such as Genentech, Inc. and Amgen, Inc. and medical device developers such as Medtronic, Inc. and Guidant Corp.

Although we sold some health care holdings when prices rose above levels we believed were warranted by company fundamentals, we replaced them with biotechnology, medical device and generic drug stocks that we believed were more reasonably priced. By the end of the period, we had nearly doubled the Portfolio's allocation of assets to the health care sector. By contrast, we trimmed the Portfolio's financial stock holdings, especially among housing and mortgage-related stocks, such as Countrywide Financial Corp. and Freddie Mac (Federal Home Loan Mortgage Corporation), that had enjoyed sizeable gains due to a favorable interest rate environment.

Looking ahead, we continue to see favorable prospects for the U.S. economy. War worries have turned largely to relief, while business fundamentals have firmed in many industries and appear poised for recovery in others. Broad economic indicators continue to show signs of gradual recovery, including improvements in industrial production and increases in manufacturing activity. At the same time, inflation and interest rates stand near historical lows, setting the stage for further business growth. As a result, we have placed slightly greater emphasis on stocks we believe are most likely to be among the earliest and strongest beneficiaries of improving economic fundamentals. For example, we currently hold a slightly greater percentage of stocks in the technology and consumer discretionary areas than our benchmark.

We continue to invest one company at a time, allocating the Portfolio's assets among a broadly based portfolio of stocks that we believe offer good prospects for growth at a reasonable price.

Jane Putnam
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Comcast Corp.--Class A Special   3.55%
                   -----------------------------------------
                   Viacom, Inc.--Class B            3.46%
                   -----------------------------------------
                   Microsoft Corp.                  3.40%
                   -----------------------------------------
                   Citigroup, Inc.                  2.70%
                   -----------------------------------------
                   AOL Time Warner, Inc.            2.24%
                   -----------------------------------------
                   Anheuser-Busch Co., Inc.         2.05%
                   -----------------------------------------
                   Pfizer, Inc.                     1.93%
                   -----------------------------------------
                   Exxon Mobil Corp.                1.91%
                   -----------------------------------------
                   Nokia Oyj (ADR)                  1.88%
                   -----------------------------------------
                   Medtronic, Inc.                  1.81%
                   -----------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

         [CHART]

Communications    23.3%
Non-Cyclical      22.6%
Technology        12.8%
Financial         13.7%
Cyclical           9.8%
Industrial         9.5%
Energy             6.0%
Basic Materials    2.1%
Media              0.2
Utilities          0.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio         For the period ended 6/30/03
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


Oppenheimer Capital Appreciation Portfolio, managed by OppenheimerFunds, Inc.,
                             vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]



                Oppenheimer Capital
              Appreciation Portfolio   S&P 500 Index/1/
              -----------------------  ----------------
 2//1201             $10,000               $10,000
 3/31/01               8,740                 8,512
 6/30/01               9,350                 9,010
 9/30/01               7,750                 7,687
12/31/01               8,573                 8,509
 3/31/02               8,314                 8,533
 6/30/02               7,023                 7,389
 9/30/02               6,013                 6,113
12/31/02               6,453                 6,628
 3/31/03               6,263                 6,420
 6/30/03               7,174                 7,408





    ----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 6/30/03)
    ----------------------------------------------------------------
                                     1 Year    Since Inception/3/
    ----------------------------------------------------------------
    Oppenheimer Capital Appreciation
    Portfolio--Class A                2.33%         -11.06%
--        Class B                     2.14%         -13.03%
    ----------------------------------------------------------------
- - S&P 500 Index/1/                  0.26%         -11.67%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio                       For the period ended 6/30/03
Managed by Pacific Investment Management Company LLC
Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's performance
In the first half of 2003, money market securities provided safety and stability amid a revival of risk appetites.

Reflationary forces that investors expected to fuel a rebound included federal tax cuts and a weak dollar, as well as low borrowing rates that eased the burden of high personal and corporate indebtedness. Low mortgage rates kept refinancings booming in the first half and put money in consumers' pockets.

Late in the first half, the Federal Reserve Board cut the federal funds rate by 25 basis points to 1 percent, its 13th easing since 2001, in an effort to boost the economy and ward off deflation. Although the cut was less than markets expected, the central bank suggested that rates would stay low until deflation risks abated.

Other factors attributed to the Portfolio's positive/negative performance vs. the benchmark
In the first half of 2003, the Met Investors Series Trust PIMCO Money Market Portfolio modestly underperformed its benchmark, the Citigroup 3-month T-Bill Index/1/.

The Portfolio maintained a AAA credit rating by investing in high quality short-term securities; holdings remained very liquid, which helped to protect principal. Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance.

Market/Portfolio outlook
Over a secular time frame, which PIMCO defines as the next three to five years, the U.S. will see average real growth of only 2-3 percent, with mild inflation in a similar range. Growth in Europe and Japan will be even slower. A debt-laden global economy with excess capacity cannot bear higher interest rates, and central banks will keep rates low for several years. Real rates will hover around 1 percent, below their 2-3 percent average in the disinflationary 1980s and 1990s.

We will seek to generate an attractive yield by using high-quality domestic and yankee commercial paper as core investments; these securities offer higher potential returns than Treasury bills. The Portfolio will maintain a AAA credit rating by investing in liquid securities that provide principal protection. We will retain a modest allocation to short maturity corporate issues and floating rate notes to enhance Portfolio yield; these securities pose minimal interest rate and credit risk.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company LLC


Top Ten Holdings by Market Value
As of 6/30/03

                                                              Percent of
       Description                                            Net Assets
       -----------------------------------------------------------------
       State Street Bank and Trust Co. (Repurchase Agreement)   17.24%
       -----------------------------------------------------------------
       Federal Home Loan Bank (0.95%, 07/01/03)                 11.15%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (0.95%, 07/01/03)       11.15%
       -----------------------------------------------------------------
       Federal Home Loan Bank (3.75%, 04/15/04)                  9.57%
       -----------------------------------------------------------------
       Danske Corp.                                              4.63%
       -----------------------------------------------------------------
       HBOS Treasury Services Plc                                3.90%
       -----------------------------------------------------------------
       Queensland Treasury Corp.                                 3.75%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (0.98%, 11/14/03)        3.10%
       -----------------------------------------------------------------
       ABN AMRO North America Finance, Inc.                      3.05%
       -----------------------------------------------------------------
       General Electric Capital Corp. (1.22%, 07/09/03)          2.99%
       -----------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/03

               [CHART]

Commercial Papers                     27.2%
Corporate Notes                        1.6%
U.S. Government & Agency              53.5%
Repurchase Agreement                  17.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio                       For the period ended 6/30/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


PIMCO Money Market Portfolio, managed by Pacific Investment Management Company
               LLC, vs. Citigroup 3-Month Treasury Bill Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                      PIMCO Money        Citigroup 3-Month
                    Market Portfolio    Treasury Bill Index
                   -----------------    -------------------
 2/12/2001             $10,000               $10,000
 3/31/2001              10,060                10,087
 6/30/2001              10,157                10,195
 9/30/2001              10,235                10,288
12/31/2001              10,282                10,355
 3/31/2002              10,310                10,400
 6/30/2002              10,341                10,446
 9/30/2002              10,368                10,491
12/31/2002              10,393                10,532
 3/31/2003              10,410                10,563
 6/30/2003              10,422                10,593


    ------------------------------------------------------------------------
                                             Average Annual Return/2/
                                             (for the period ended 6/30/03)
    ------------------------------------------------------------------------
                                             1 Year    Since Inception/3/
    ------------------------------------------------------------------------
    PIMCO Money Market
    Portfolio--Class A                        1.01%          1.14%
--  Class B                                   0.79%          1.76%
    ------------------------------------------------------------------------
- - Citigroup 3-Month Treasury Bill Index/1/  1.41%          2.41%
    ------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 3-Month Treasury Bill Index is an average of the last three-month Treasury bill issues. Returns for these indexes are calculated on a monthly basis. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                       For the period ended 6/30/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's performance
Financial assets gained during the first half of 2003 amid a revival of risk appetites as anxiety about the war in Iraq faded. Assets that generally benefit from economic growth, such as stocks, corporate bonds and emerging market debt, fared the best as investors dove into these sectors anticipating a recovery in the second half of 2003.

Reflationary forces that investors expected to fuel a rebound included federal tax cuts and a weak dollar, as well as low borrowing rates that eased the burden of high personal and corporate indebtedness. Low mortgage rates kept refinancings booming in the first half and put money in consumers' pockets.

Treasuries lagged their riskier counterparts but still enjoyed a modest rally. Yields fell to levels not seen in 45 years, before bouncing off their lows in June as hopes for recovery increased. The yield on the benchmark 10-year Treasury closed the first half at 3.52 percent, after nearing 3 percent earlier in the period. Late in the first half, the Federal Reserve cut the federal funds rate by 25 basis points to 1 percent, its 13th easing since 2001, in an effort to boost the economy and ward off deflation. Although the cut was less than markets expected, the central bank suggested that rates would stay low until deflation risks abated.

Other factors attributed to the Portfolio's positive/negative performance vs. the benchmark
In the first half of 2003, the Met Investors Series Trust PIMCO Total Return Portfolio Class A returned 3.97%, modestly outperforming its benchmark, the Lehman Brothers U.S. Aggregate/1/ which returned 3.92%.

A broad, diversified set of strategies has helped performance thus far in 2003 amid the uncertain economic environment. A near-index duration position was neutral for relative returns, however an emphasis on short and longer maturities was positive; these issues outperformed as the yield curve flattened modestly.

A mortgage overweight was positive; an overweight of lower coupon mortgages, which are less vulnerable to prepayment risk, helped returns as these issues outperformed. A corporate underweight was negative as corporates outperformed, but positive security selection of telecom and energy pipeline issues mitigated this impact. An allocation to real return bonds was negative as real yields fell less than yields on comparable maturity nominal bonds. Asset-backed bonds were positive for performance thanks to their relatively attractive yields. Emerging market bonds helped returns; this asset class continued to gain amid growing demand from investors drawn to its relatively high yields and improving credit quality. EuroZone exposure detracted modestly from returns; as European bonds lagged Treasuries overall.

Market Outlook/Strategy
Over a secular time frame, which PIMCO defines as the next three to five years, the U.S. will see average real growth of only 2-3 percent, with mild inflation in a similar range. Growth in Europe and Japan will be even slower. A debt-laden global economy with excess capacity cannot bear higher interest rates, and central banks will keep rates low for several years. Real rates will hover around 1 percent, below their 2-3 percent average in the disinflationary 1980s and 1990s.

Uncertainty that has recently plagued the global economy will not go away quickly. It remains unclear to what extent reflationary forces in the U.S.--such as monetary easing, a weak dollar and low mortgage rates--will redress a worldwide excess of supply over demand. Lingering economic imbalances will make it hard for substantial reflation to take hold.

With expectations for stable rates, we see no reason to take extra interest rate risk. We will target duration and yield curve exposure similar to the index. Treasuries, mortgages and corporates have rallied thanks to lower volatility, stronger risk appetites and large cash inflows. Given their full valuations, we will aim for near-index weightings in Treasuries and mortgages, as well as in select corporate bonds that have recently enjoyed some of the most substantial gains.

This prudent posture still leaves ample opportunity to add value. Selecting undervalued individual bonds is one way. Another is a strategy that entails buying bonds with longer settlement periods and investing the cash backing the unsettled issues in short term debt with relatively high yields. Stable to declining real yields and the potential for reflation make real return bonds compelling as a Treasury substitute. Municipal bonds, where yields are nearly equal to taxable debt, also offer the potential for capital gains as yields in these sectors revert to a more typical relationship. We will hold short/intermediate maturity EuroZone bonds in anticipation of more easing by the European Central Bank. Emerging market issues provide a comfortable yield cushion with solid and improving credit fundamentals.

William H. Gross
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.00%, TBA)        6.13%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (6.50%, 08/01/32)   4.94%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (6.50%, TBA)        3.76%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (6.00%, TBA)        3.63%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (6.00%, 10/01/22)   3.61%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (6.00%, 01/15/25)   3.58%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (6.00%, 06/01/22)   3.00%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (6.00%, 09/15/27)   2.94%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (6.00%, 10/01/30)   2.90%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (6.50%, 06/15/30)   2.70%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/03

                                    [CHART]

Asset Backed Securities                      0.2%
Collateralized Mortgage Obligations          6.9%
Preferred Stock                              0.2%
Corporate Bonds & Debt Securities            5.0%
Municipals                                   2.6%
Foreign Government                           4.5%
Foreign Bonds & Debt Securities              0.3%
U.S. Agencies                               71.9%
U.S. Treasuries                              8.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                       For the period ended 6/30/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC, vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                 PIMCO Total          Lehman Brothers
              Return Portfolio     Aggregate Bond Index
              ----------------     --------------------
02/12/2001        $10,000                $10,000
03/31/2001         10,100                 10,137
06/30/2001         10,110                 10,194
09/30/2001         10,640                 10,664
12/31/2001         10,669                 10,669
03/31/2002         10,669                 10,680
06/30/2002         11,041                 11,075
09/30/2002         11,444                 11,583
12/31/2002         11,661                 11,765
03/31/2003         11,837                 11,929
06/30/2003         12,117                 12,227







    -----------------------------------------------------------------------
                                            Average Annual Return/2/
                                            (for the period ended 6/30/03)
    -----------------------------------------------------------------------
                                            1 Year    Since Inception/3/
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio--Class A   10.08%          9.41%
--  Class B                                  9.73%          8.39%
    Class E                                  9.82%          6.82%
    -----------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index/1/ 10.40%          8.67%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio           For the period ended 6/30/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Major market trends affecting the Portfolio's performance
Financial assets gained during the first half of 2003 amid a revival of risk appetites as anxiety about the war in Iraq faded. Assets that generally benefit from economic growth, such as stocks, corporate bonds and emerging market debt, fared the best as investors dove into these sectors anticipating a recovery in the second half of 2003.

Reflationary forces that investors expected to fuel a rebound included federal tax cuts and a weak dollar, as well as low borrowing rates that eased the burden of high personal and corporate indebtedness. Low mortgage rates kept refinancings booming in the first half and put money in consumers' pockets.

The market's estimation of future inflation fell despite additional monetary stimulus and the passage of a historic tax package. While yields on 10-year Treasury Inflation Protected Securities ("TIPS") fell, yields on equivalent maturity nominal treasuries fell by a greater amount. Nominal yields falling further than real yields indicates falling market inflation expectations. The difference in nominal and real yields is referred to as breakeven inflation ("BEI"). While BEI fell across all maturities, it fell the most in shorter maturities, indicating that reflationary forces are expected to eventually take hold, although at lower levels than previously expected. 10-year BEI ended the first half at 1.69% while 30-year BEI ended the half at 2.24%.

TIPS performed well during the first half gaining 6.43% as measured by the Lehman Global Real: U.S. TIPS Bond Index/1/. Prospects for continued slow growth in the economy spurred the fall in real yields.

Other factors attributed to the Portfolio's positive/negative performance vs. the benchmark
The Met Investors Series Trust PIMCO Inflation Protected Bond Portfolio commenced operations during the second quarter. For the month of June, Class A shares returned -1.05%. The Portfolio performed in line with its benchmark, the Lehman Global Real: U.S. TIPS Index/1/ which returned -1.02%.

Duration from TIPS was slightly above benchmark duration during the month, which was a negative to performance as real yields rose. However, an overweight allocation to short maturity TIPS helped performance as yields on short maturity TIPS fell during June while yields on intermediate and long maturity TIPS rose. Out-of-index allocations were positive contributors to performance for the month.

Market Outlook/Strategy
Over a secular time frame, which PIMCO defines as the next three to five years, the U.S. will see average real growth of only 2-3 percent, with mild inflation in a similar range. Growth in Europe and Japan will be even slower. A debt-laden global economy with excess capacity cannot bear higher interest rates, and central banks will keep rates low for several years. Real rates will hover around 1 percent, below their 2-3 percent average in the disinflationary 1980s and 1990s.

Uncertainty that has recently plagued the global economy will not go away quickly. It remains unclear to what extent reflationary forces in the U.S.--such as monetary easing, a weak dollar and low mortgage rates--will redress a worldwide excess of supply over demand. Lingering economic imbalances will make it hard for substantial reflation to take hold.

Given uncertain real growth prospects, PIMCO will hold duration exposure to real yields close to index duration. However, to protect from possible rising rates, exposure to nominal rates will be reduced by short sales of nominal treasuries and treasury futures, where permitted. This will bring overall portfolio duration below benchmark. PIMCO will overweight holdings of short maturity TIPS since the benefits of higher than expected inflation accruals have the biggest impact on those issues.

The combination of uncertain stimulus to real growth and possibly increasing inflation is favorable for TIPS, which will help TIPS to outperform nominal treasuries for as long as those conditions persist. In addition to monetary and fiscal stimulus, other inflationary pressures exist. Natural gas supplies generally remain very tight and the resulting higher prices are significantly impacting the production costs of power suppliers and chemical producers. Given the critical role that natural gas plays in the infrastructure of the U.S., higher natural gas prices drive prices for many basic goods higher but constrain real growth, which contributes to mild stagflation.

John B. Brynjolfsson
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   47.51%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 04/15/29)   25.28%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.000%, 07/15/12)   10.53%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)    9.13%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.250%, 01/15/10)    8.29%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)    4.77%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/12)    2.19%
        ----------------------------------------------------------------
        Phoenix Quake Wind Ltd. (3.466%, 07/03/08)               0.93%
        ----------------------------------------------------------------
        Entergy Gulf States (1.960%, 06/18/07)                   0.69%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.500%, 01/15/11)    0.37%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 6/30/03

                                    [CHART]

Corporate Bonds & Debt Securities    1.8%
U.S. Treasuries                     98.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio           For the period ended 6/30/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


             PIMCO Inflation Protected Bond Portfolio managed by,
 Pacific Investment Management Company LLC, vs. Lehman Global Real: U.S. Tips
                                 Bond Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Lehman Global       PIMCO Inflation
              Real: U.S.         Protected Bond
           TIPS Bond Index/1/      Portfolio
           ------------------    --------------
5/01/03         $10,000             $10,000
6/30/03          10,367              10,360




    ----------------------------------------------------------------
                                           Cumulative Return/2/
                                       (for the period ended 6/30/03
    ----------------------------------------------------------------
                                            Since Inception/3/
    ----------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                             3.60%
    Class B                                        3.60%
    ----------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                                       3.67%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S.Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio                         For the period ended 6/30/03
Managed by PIMCO Equity Advisors

Letter to Policyholders

--------------------------------------------------------------------------------

Market Overview
The technology sector turned in strong performance during the first half of 2003, with some notable industries leading the way.

Portfolio Strategies
In the first quarter of 2003, the Portfolio benefited from its exposure to telecom equipment stocks. These issues rebounded dramatically from oversold conditions as macroeconomic conditions stabilized and companies took steps such as divestures and debt offerings--both of which removed concerns over liquidity, to improve their balance sheets. During the first few months of 2003, storage stocks were also quite strong. The pure storage disk drive stocks benefited from being in an industry that has consolidated down from 8-10 players to the current 4-5 players. An area of weakness in the first quarter was commodity semiconductor companies, as the seasonal Christmas up-tick gave way to the typical seasonal fade, as well as a downtick in the macroeconomic environment. Dynamic random access memory ("DRAM") prices, which had been remarkably strong in early fall, stabilized for a few months then declined rapidly in February.

In the second quarter, the Portfolio benefited from its exposure to the Internet industry, a high growth, high valuation area that experienced particular strength during the quarter. Specifically, Yahoo!, Inc., and eBay, Inc., posted solid gains with Yahoo!, Inc., rising more than 35% and eBay, Inc., increasing in excess of 20%. High growth and leveraged semiconductor stocks rallied very strongly in the second quarter. Communication chip makers such as Broadcom Corp. doubled. These companies have undergone a period of multi-year declines in sequential revenues and are now expected to show sequential growth going forward. On the negative side, cell phone-related stocks were weak. Stocks such as Nokia Oyj (ADR) did not materially participate in the tech rally this quarter. The cell phone industry was primarily affected by the SARS issue since China is an important end-market. Pre-SARS, China had experienced rapid growth in cell phone sales which came to a halt at the height of the concerns. Although the concerns are dispelling, there is now excess inventory to be burned off which has impacted pricing and the need to taper production.

Outlook
Valuations have become more stretched in the tech sector. We believe that if economic improvement continues, earnings expectations will increase as operating leverage kicks in. If not, stocks could be viewed as expensive and could give back a large portion of recent gains.

It is reasonable to assume some market trading around generally solid June quarter earnings, followed by some period of softness in the summer as the market digests its gains. We anticipate a gradual increase in corporate spending on technology. Furthermore, when corporations shift from cutting budgets to actual budget growth, the financial picture of the tech companies from which they purchase should improve dramatically. This occurs because initial demand is magnified by an inventory swing, and then better capacity utilization, better overhead absorption, and at some point better pricing. As margins improve and earnings estimates increase, we are optimistic that tech stocks' valuations will be justified.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         EMC Corp.                                            3.06%
         -------------------------------------------------------------
         Dell Computer Corp.                                  2.70%
         -------------------------------------------------------------
         Applied Materials, Inc.                              2.54%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   2.44%
         -------------------------------------------------------------
         AmDocs, Ltd.                                         2.39%
         -------------------------------------------------------------
         Cisco Systems, Inc.                                  2.39%
         -------------------------------------------------------------
         JDS Uniphase Corp.                                   2.34%
         -------------------------------------------------------------
         Intel Corp.                                          2.33%
         -------------------------------------------------------------
         BEA System, Inc.                                     2.24%
         -------------------------------------------------------------
         Mercury Interactive Corp.                            2.20%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

                                    [CHART]

Technology      44.5%
Industrial      22.7%
Communications  21.7%
Non-Cyclical     6.7%
Cyclical         3.2%
Financial        1.2%


--------------------------------------------------------------------------------
                                      29

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio                         For the period ended 6/30/03
Managed by PIMCO Equity Advisors

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


   PIMCO Innovation Portfolio, managed by PIMCO Equity Advisors vs. S&P 500
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             PIMCO Innovation Portfolio      S&P 500 Index
             --------------------------      -------------
02/12/2001          $10,000                    $10,000
03/31/2001            7,070                      8,512
06/30/2001            7,590                      9,010
09/30/2001            4,210                      7,687
12/31/2001            6,160                      8,509
03/31/2002            5,880                      8,533
06/30/2002            3,850                      7,389
09/30/2002            2,510                      6,113
12/31/2002            3,040                      6,628
03/31/2003            3,070                      6,420
06/30/2003            3,730                      7,408




    -------------------------------------------------------------------
                                        Average Annual Return/3/
                                        (for the period ended 6/30/03)
    -------------------------------------------------------------------
                                        1 Year    Since Inception/4/
    -------------------------------------------------------------------
    PIMCO Innovation Portfolio--Class A -3.10%         -29.75%
--  Class B                             -3.12%         -33.91%
    Class E                             -2.86%         -18.35%
    -------------------------------------------------------------------
- - S&P 500 Index/1/                     0.26%         -11.67%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/Putnam Capital Opportunities Portfolio
Managed by Putnam Investment Management LLC        For the period ended 6/30/03

Letter to Policyholders

--------------------------------------------------------------------------------



Performance
The Met/Putnam Capital Opportunities Portfolio turned in strong absolute results, but underperformed the Russell 2500 Index/1/, for the period ending June 30, 2003. The last half of the period was characterized by a rally in low-quality micro-cap stocks some of which are part of the benchmark but do not meet the investment management team's selective investment criteria.

Since Putnam Investment Management, LLC became subadvisor for the Portfolio on May 1, 2003, portfolio holdings in the utilities, consumer cyclicals, and transportation sectors contributed to relative performance. However, these positive contributions could not overcome the negative relative contributions from holdings in the technology, health care, and consumer staples sectors.

Strong stock selection in electric utilities (Sierra Pacific Resources) proved favorable for performance in the utilities sector. Holding Ann Taylor Stores Corp., Foot Locker, Inc., and Barnes & Noble, Inc., aided performance in the consumer cyclicals sector. Stock selection in airlines (Mesa Air) and shipping drove positive relative performance within the transportation sector.

Unrewarded stock selection in communications equipment (Advanced Fibre Communications) and electronics (Lattice Semiconductor Corp.) detracted from performance in the technology sector. Holding BioMarin Pharmaceuticals, Inc., in the biotechnology industry had the largest negative impact on health-care sector results. The consumer staples sector was most negatively impacted by an overweight to the consumer goods (The Dial Corp.) industry.

Outlook: U.S. Equity Markets
The equity market's recent loss of momentum may reflect the recognition by investors that stock prices have outpaced fundamentals in the big run-up of spring 2003.

Overcapacity, intensifying global competition and low inflation continue to constrain both nominal economic and earnings growth. Major monetary and fiscal stimuli, however, seem to be improving the economy's near-term prospects. In addition, the outlook for profits has improved and an uptick in corporate investments is expected in the second half of 2003.

We retain our forecast of moderate to high single-digit stock market returns over the next three to five years, with short-term volatility around that average.

Given the big and broad upward move in markets this spring, some companies today carry rich valuations. We expect investors to become more discriminating and to favor stocks with attractive dividend payouts and valuations.

Portfolio Strategy
Going into the second half of the year, the Portfolio's largest overweight is the consumer cyclicals sector, where its focus is on broadcasting, leisure time products and gaming & lottery. The Portfolio also has an overweight to the capital goods sector, with an emphasis on office equipment and supplies (Global Imaging Systems, Inc.), manufacturing (Actuant Corp., Pentair, Inc.), and machinery (Briggs & Stratton Corp.). We believe a rebound in stock prices and overall valuations within these industries is linked to an economic recovery; given that belief, maintaining positions within these industries should prove beneficial over the long term. The Portfolio's most significant underweights include consumer staples (schools, restaurants) and energy (oil field services), as compelling investments in these sectors are scarce in our view.

Team managed
Putnam Investment Management LLC

Note to investors: Putnam's U.S. Small- and Mid-Cap Core Team has primary responsibility for the day-to-day management of the Portfolio. The following team members coordinate the team's management of the Portfolio: Joseph P. Joseph, Portfolio Leader, has been with Putnam since 1994; Tinh Bui, Portfolio Member, has been with Putnam since 2001 -- prior to 2001, with PPM America; Gerald I. Moore, Portfolio Member, has been with Putnam since 1997.

The views expressed herein are exclusively those of Putnam Investments as of June 30, 2003. They are not meant as investment advice and are subject to change.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Sovereign Bancorp, Inc.                   2.60%
               --------------------------------------------------
               Waddell & Reed Financial, Inc.--Class A   1.92%
               --------------------------------------------------
               T. Rowe Price Group, Inc.                 1.78%
               --------------------------------------------------
               Brunswick Corp.                           1.65%
               --------------------------------------------------
               Federated Investors, Inc.--Class B        1.58%
               --------------------------------------------------
               Briggs & Stratton Corp.                   1.53%
               --------------------------------------------------
               C.R. Bard, Inc.                           1.44%
               --------------------------------------------------
               Regal Entertainment Group--Class A        1.30%
               --------------------------------------------------
               IPC Holdings, Ltd.                        1.27%
               --------------------------------------------------
               Yankee Candle Co., Inc.                   1.22%
               --------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

                                    [CHART]

Basic Materials     3.5%
Communications      6.3%
Cyclical           19.6%
Energy              2.5%
Financial          23.4%
Industrial         16.1%
Non-Cyclical       16.4%
Technology          8.7%
Utilities           3.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio         For the period ended 6/30/03
Managed by Putnam Investment Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                 Met/Putnam Capital Opportunities, managed by
          Putnam Investment Management LLC vs. Russell 2000 Index/2/
                           Growth Based on $10,000+

                                    [CHART]

        Russell 2000     Met/Putnam Capital
          Index/2/     Opportunities Portfolio
        ------------   -----------------------
 5/96     $10,000            $10,000
 6/96       9,978              9,977
 9/96      10,012             10,149
12/96      10,533             10,859
 3/97       9,988             10,083
 6/97      11,607             11,623
 9/97      13,334             13,363
12/97      12,888             13,128
 3/98      14,184             14,730
 6/98      13,523             13,746
 9/98      10,798             10,791
12/98      12,559             12,419
 3/99      11,877             11,828
 6/99      13,724             13,165
 9/99      12,857             13,285
12/99      15,229             17,953
 3/00      16,307             19,471
 6/00      15,691             18,097
 9/00      15,865             18,484
12/00      14,769             16,058
 3/01      13,809             13,599
 6/01      15,781             15,845
 9/01      12,500             12,201
12/01      15,135             14,706
 3/02      15,739             15,232
 6/02      14,424             13,654
 9/02      11,338             11,112
12/02      12,035             11,612
 3/03      11,495             10,559
 6/03      14,187             12,652


    --------------------------------------------------------------
                                 Average Annual Return/3/
                              (for the period ended 6/30/03)
    --------------------------------------------------------------
                          1 Year 3 Year  5 Year Since Inception/4/
    --------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    -7.34% -11.25% -1.64%        3.34%
    Class B               -7.57%     --     --        -2.34%
    --------------------------------------------------------------
- - Russell 2000 Index/2/ -1.64%  -3.30%  0.97%        4.98%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2500 Index is an unmanaged index and measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $742.7 million; the median market capitalization was approximately $463.3 million. The Index had a total market capitalization range of approximately $3.1 billion to $116.6 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $443.5 million; the median market capitalization was approximately $351.8 million. The Index had a market capitalization range of approximately $1.2 billion to $116.6 million. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Effective May 1, 2003 Putnam Investment Management LLC became the Portfolio's adviser. Performance history prior to that date is attributable to the Portfolio's former investment adviser.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                      For the period ended 6/30/03
Managed by Putnam Investment Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Performance
In the first six months of 2003, the Met/Putnam Research Portfolio Class B shares turned in strong absolute results advancing 9.67%. However, the Portfolio trailed its benchmark, the S&P 500 Index/1/, which advanced 11.77% over the same period. Portfolio underperformance was primarily attributable to selections in the financial and conglomerates sectors. Holdings in the healthcare sector, however, had the largest positive impact.

In the financial sector, which had the greatest negative effect on the Portfolio, relative underperformance stemmed from government-sponsored entities Freddie Mac (Federal Home Loan Mortgage Corporation) and Fannie Mae (Federal National Mortgage Association) and a lack of exposure to J.P. Morgan Chase & Co. In early June, Freddie Mac announced a major senior management regime change amid further delays in the completion of its re-audit. New management is committed to releasing the re-audited financials as quickly as possible, which will likely restate and boost earnings for the years 2000, 2001, and 2002. The announcement caused shares in the firm to drop sharply, and had a knock-on effect on Fannie Mae. Rising equity markets in the second quarter helped boost the prospects for investment banks, and the Portfolio's lack of exposure to firms such as J.P. Morgan Chase & Co. detracted from performance.

The conglomerates sector also had a significant impact on the Portfolio. Diversified industrials were a drag on performance due primarily to underweighting General Electric Co. and overweighting Tyco International Ltd. While facing its first national strike in more than three decades, GE outperformed the broad market in the first six months of the year. The company, which currently pays approximately 10% more in health-care costs than other firms, announced it would press union workers to pay more for benefits, along with facing union demands on its pension plan. Tyco International Ltd. has performed modestly but trailed the market in the period. Well-known for its accounting problems, the beleaguered firm announced a fiscal second-quarter net loss due to the discovery of $1 billion in additional accounting errors. On a more positive note for the company, Standard & Poor's announced in May that the firm was no longer being considered for a debt-rating downgrade. Evidence continues to mount that the issues of the past are truly in the past and we believe that the business is stable to improving.

The healthcare sector had the most favorable effect on performance. Underweighting weak hospitals such as HCA, Inc. and overweighting drug distributors such as AmerisourceBergen Corp. were most beneficial to the Portfolio. HCA trailed the benchmark significantly during the six-month period. In April, its shares sank after the firm announced that first-quarter profit was below forecasts because admissions to hospitals fell. Combined with strong stock selection in pharmaceuticals, in particular Pharmacia, the sector made a significant contribution to relative performance. Technology had the second largest positive impact, as both software (Computer Associates International, Inc. and Adobe Systems, Inc.) and hardware (Hewlett-Packard Co.) holdings were favorable. These gains offset an underweight to communication services--not owning Cisco Systems--to yield an overall positive effect from the technology sector.

Outlook: U.S. Equity Markets
The equity market's recent loss of momentum may reflect the recognition by investors that stock prices have outpaced fundamentals in the big runup of spring 2003. Overcapacity, intensifying global competition, and low inflation continue to constrain both nominal economic and earnings growth. Major monetary and fiscal stimuli, however, seem to be improving the economy's near-term prospects. In addition, the outlook for profits has improved and an uptick in corporate investments is expected in the second half of 2003. We retain our forecast of moderate to high single-digit stock market returns over the next three to five years, with short-term volatility around that average. Given the big and broad upward move in markets this spring, some companies today carry rich valuations. We expect investors to become more discriminating and to favor stocks with attractive dividend payouts and valuations.

Portfolio Strategy
Going into the second half of the year, the Met/Putnam Research Portfolio will continue to employ its disciplined, bottom-up fundamental approach to building a sector-neutral portfolio, using portfolio construction tools to emphasize stock-specific risk. Sector weights are a byproduct of analyst recommendations representing their best ideas. Sector allocations, while an important component of the overall risk-control process, are a residual of the emphasis on a research-driven investment process.

Putnam Global Equity Research Committee
Putnam Investment Management LLC

The views expressed herein are exclusively those of Putnam Investment Management LLC as of June 30, 2003. They are not meant as investment advice and are subject to change.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Pfizer, Inc.                         4.46%
                 ---------------------------------------------
                 Microsoft Corp.                      4.23%
                 ---------------------------------------------
                 American International Group, Inc.   3.01%
                 ---------------------------------------------
                 Wal-Mart Stores, Inc.                2.86%
                 ---------------------------------------------
                 General Electric Co.                 2.61%
                 ---------------------------------------------
                 Hewlett-Packard Co.                  2.54%
                 ---------------------------------------------
                 Johnson & Johnson                    2.52%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.41%
                 ---------------------------------------------
                 Intel Corp.                          2.06%
                 ---------------------------------------------
                 Fifth Third Bancorp                  1.76%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

                                    [CHART]



Basic Materials     2.6%
Communications      9.2%
Cyclical           13.2%
Energy              5.8%
Financial          20.5%
Industrial         11.9%
Non-Cyclical       21.9%
Technology         11.8%
Utilities           3.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                      For the period ended 6/30/03
Managed by Putnam Investment Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   Met/Putnam Research Portfolio, managed by
             Putnam Investment Management LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]


                    S&P 500        Met/Putnam Research
                   ---------       -------------------
 02/12/2001         $10,000           $ 10,000
 03/31/2001           8,512              8,350
 06/30/2001           9,010              9,000
 09/30/2001           7,687              7,229
 12/31/2001           8,509              8,166
 03/31/2002           8,533              8,106
 06/30/2002           7,389              6,991
 09/30/2002           6,113              5,896
 12/31/2002           6,628              6,467
 03/31/2003           6,420              6,134
 06/30/2003           7,408              7,093




    -----------------------------------------------------
                         Average Annual Return/2/
                         (for the period ended 06/30/03)
    -----------------------------------------------------
                         1 Year     Since Inception/3/
    -----------------------------------------------------
    Met/ Putnam Research
    Portfolio--Class A    1.66%           -3.83%
--  Class B               1.45%          -13.43%
    -----------------------------------------------------
- - S&P 500 Index/1/      0.26%          -11.67%
    -----------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                 For the period ended 6/30/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


In the first half of 2003, as the country focused on conflict in Iraq, the U.S. equity markets managed gains, despite extreme volatility, and the U.S. economy grew at a sluggish pace. gross domestic product ("GDP") growth for the first quarter was revised to 1.4%, and the second quarter is estimated between 1-2%. Despite the threat of war, consumer spending, which accounts for nearly two thirds of GDP, remained at healthy levels, consistent with modest economic growth; however, weak corporate expenditures tempered further economic expansion. It appears that corporations wanted to put off hiring and capital spending until the geopolitical environment stabilized. Employment growth was essentially nonexistent, and the unemployment rate increased to 6.4% by the end of the second quarter. Manufacturing activity was modest, and the widely recognized ISM ("Institute for Supply Management") index fell below 50 by the end of the second half.

The Federal Reserve continued in an accommodative mode, lowering the federal funds rate at its June meeting to 1.00%, the lowest rate in 45 years. The rate cut was needed to provide insurance against deflation and to provide further stimulus to the economy. Additional stimulus was provided by the tax cut package enacted by Congress in May. The package included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. The tax cuts will take effect in the second half, providing added stimulus to jump start economic growth.

The financial markets experienced volatility in the first half as geopolitical tensions escalated and combat operations began in Iraq; however, the major market indices managed to finish the first half of 2003 with significant gains. The Dow Jones Industrial Average/1/ was up 9.02%, the NASDAQ Composite Index/2/ was up 21.51%, and the S&P 500 Index/3/ was up 11.77%.

Portfolio Overview
Since January 1, 2003, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of 16.13%, slightly under performing its benchmark, the Russell 2000 Index/4/, which posted a return of 17.88%. Portfolio managers held overweight positions in the consumer discretionary, health care, energy, and information technology sectors and underweight positions in the financials and industrials sectors, relative to the Russell 2000.

Stock selections in the financials and health care sectors were the largest detractors from the Portfolio's performance, relative to the Russell 2000 Index. A lack of exposure to the telecommunications services and utilities sectors also detracted from relative performance. An overweight position in the information technology sector was the largest positive contributor to the Portfolio's overall performance. Within the sector, software and semiconductor stocks performed particularly well. Stock selection in the consumer discretionary sector also benefited the Portfolio's performance.

During the first half, portfolio managers increased their exposure to the consumer discretionary, energy, and information technology sectors, resulting in overweight positions, which positively contributed to the Portfolio. Managers took steps to reduce exposure to the industrials and health care sectors. In addition, portfolio managers maintained a well-diversified portfolio of over 200 stocks, and they decreased their concentration of assets in the top ten holdings.

Small and mid-sized stocks have historically had the sharpest rebounds coming out of recessions, and the Met/AIM Small Cap Growth Portfolio continues to be well positioned to take advantage of a rebound. Managers remain diversified to lower volatility, but they are positioned offensively to take advantage of the anticipated improvement in the second half of 2003.

Outlook
It remains to be seen whether the current economic and market environment will entice businesses to hire and spend, providing a much anticipated recovery in capital spending. However, with a more stable geopolitical environment, a considerable fiscal stimulus package, record low interest rates, and a healthier stock market, the US economy has all of the necessary elements for stronger growth in the second half of the year.

Ryan E. Crane
Robert M. Kippes
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Values
As of 6/30/03

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Macromedia, Inc.                       0.78%
                -----------------------------------------------
                P.F. Chang's China Bistro, Inc.        0.77%
                -----------------------------------------------
                Integrated Circuit Systems, Inc.       0.74%
                -----------------------------------------------
                Getty Images, Inc.                     0.73%
                -----------------------------------------------
                Applied Films Corp.                    0.72%
                -----------------------------------------------
                Corporate Executive Board Co.          0.71%
                -----------------------------------------------
                Cal Dive International, Inc.           0.70%
                -----------------------------------------------
                Wilson Greatbatch Technologies, Inc.   0.69%
                -----------------------------------------------
                Varian, Inc.                           0.69%
                -----------------------------------------------
                99 Cents Only Stores                   0.66%
                -----------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

      [CHART]

Non Cyclical        29.5%
Industrial          20.2%
Cyclical            17.0%
Technology          14.2%
Energy               7.1%
Communication        5.7%
Financial            5.7%
Basic Materials      0.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                 For the period ended 6/30/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]

                   Russell              Met/AIM Small
                 2000 Index         Cap Growth Portfolio
                -----------         --------------------
10/09/2001        $10,000                 $10,000
12/31/2001         11,891                  11,890
03/31/2002         12,365                  11,540
06/30/2002         11,333                  10,040
09/30/2002          8,908                   8,190
12/31/2002          9,456                   8,620
03/31/2003          9,031                   8,290
06/30/2003         11,146                  10,010





    --------------------------------------------------------
                             Average Annual Return/5/
                             (for the period ended 6/30/03)
    --------------------------------------------------------
                             1 Year    Since Inception/6/
    --------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A        0.00%         -10.39%
--  Class B                  -0.30%           0.06%
    Class E                  -0.10%         -10.57%
    --------------------------------------------------------
- - Russell 2000 Index/4/    -1.64%           6.48%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $443.5 million; the median market capitalization was approximately $351.8 million; The Index had a market capitalization range of approximately $1.2 billion to $110.6 million. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio              For the period ended 6/30/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


In the first half of 2003, as the country focused on conflict in Iraq, the U.S. equity markets managed gains, despite extreme volatility, and the U.S. economy grew at a sluggish pace. gross domestic product ("GDP") growth for the first quarter was revised to 1.4%, and the second quarter is estimated between 1-2%. Despite the threat of war, consumer spending, which accounts for nearly two thirds of GDP, remained at healthy levels, consistent with modest economic growth; however, weak corporate expenditures tempered further economic expansion. It appears that corporations wanted to put off hiring and capital spending until the geopolitical environment stabilized. Employment growth was essentially nonexistent, and the unemployment rate increased to 6.4% by the end of the second quarter. Manufacturing activity was modest, and the widely recognized ISM ("Institute for Supply Management") index fell below 50 by the end of the second half.

The Federal Reserve Board continued in an accommodative mode, lowering the federal funds rate at its June meeting to 1.00%, the lowest rate in 45 years. The rate cut was needed to provide insurance against deflation and to provide further stimulus to the economy. Additional stimulus was provided by the tax cut package enacted by Congress in May. The package included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. The tax cuts will take effect in the second half, providing added stimulus to jump start economic growth.

The financial markets experienced volatility in the first half as geopolitical tensions escalated and combat operations began in Iraq; however, the major market indices managed to finish the first half of 2003 with significant gains. The Dow Jones Industrial Average/1/ was up 9.02%, the NASDAQ Composite Index/2/ was up 21.51%, and the S&P 500 Index/3/ was up 11.77%.

Portfolio Overview
In the first half of 2003, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of 10.48%, significantly under performing its benchmark, the Russell Midcap Index/4/, which posted a return of 15.47%. For much of the first half, portfolio managers held overweight positions in the industrials and information technology sectors, and underweight positions in the financials, consumer discretionary, and utilities sectors.

Stock selection and an underweight position in the financials sector was the largest detractor from the Portfolio's performance. An underweight position in the utilities sector detracted from relative performance, and stock selection in the consumer staples sector also hurt the Portfolio's relative performance, as holdings in food & staples retailing stocks particularly under performed. Stock selection as well as the overweight position in the industrials sector was the largest positive contributor to the Portfolio's performance, relative to the Russell Mid Cap. Stock selection in information technology sector benefited the Portfolio as holdings in Software stocks held up well during the year. The consumer discretionary and materials sectors were also positive contributors to the Portfolio's performance.

Managers slightly increased the number of holdings in the Portfolio, bringing the total to 77 by the end of June. During the first half, portfolio managers took steps to reduce exposure to consumer discretionary, consumer staples, and information technology stocks, and increase their positions in industrials, materials, and energy, stocks.

Fund managers are skeptical that any rally can be sustained without strong evidence of a recovery in key components of the economy's health such as business and consumer spending. While there was some developing evidence of an improvement in business investment, managers were cautious about the prospects for consumer spending due to the current level of unemployment. As such, fund managers plan to continue to balance exposure to more defensive names with tactical investments in individual companies that are more leveraged to the economic recovery. This positioning is intended to provide investors with market participation with equal or less risk, resulting in a stable portfolio that should provide consistent performance in volatile markets.

Outlook
It remains to be seen whether the current economic and market environment will entice businesses to hire and spend, providing a much anticipated recovery in capital spending. However, with a more stable geopolitical environment, a considerable fiscal stimulus package, record low interest rates, and a healthier stock market, the US economy has all of the necessary elements for stronger growth in the second half of the year.

Paul J. Rasplicka
Ronald S. Sloan
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                        Percent of
              Description                               Net Assets
              ----------------------------------------------------
              Computer Associates International, Inc.     2.35%
              ----------------------------------------------------
              Ceridian Corp.                              2.24%
              ----------------------------------------------------
              Apogent Technologies, Inc.                  1.94%
              ----------------------------------------------------
              Waters Corp.                                1.94%
              ----------------------------------------------------
              Brunswick Corp.                             1.91%
              ----------------------------------------------------
              Campbell Soup Co.                           1.80%
              ----------------------------------------------------
              Dover Corp.                                 1.66%
              ----------------------------------------------------
              Republic Services, Inc.                     1.61%
              ----------------------------------------------------
              Wisconsin Energy Corp.                      1.60%
              ----------------------------------------------------
              Teva Pharmaceutical Industries Ltd. (ADR)   1.40%
              ----------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/03

                                    [CHART]

Industrial          25.6%
Non-Cyclical        25.8%
Cyclical            17.9%
Technology           7.5%
Energy               7.1%
Financial            6.2%
Basic Materials      5.6%
Utilities            4.3%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio              For the period ended 6/30/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------



Met/AIM Mid Cap Core Equity Portfolio, managed by AIM Capital Management, Inc.,
                          vs. Russell Midcap Index/4/
                           Growth Based on $10,000+

                                    [CHART]

              Met/AIM Mid Cap Core
                 Equity Portfolio          Russell Midcap Index
                 ----------------          --------------------
 10/9/2001           $10,000                      $10,000
12/31/2001            11,026                       11,463
 3/31/2002            11,606                       11,950
 6/30/2002            10,826                       10,809
 9/30/2002             9,275                        8,903
12/31/2002             9,833                        9,608
 3/31/2003             9,402                        9,381
 6/30/2003            10,874                       11,094



    -----------------------------------------------------------
                                Average Annual Return/5/
                                (for the period ended 6/30/03)
    -----------------------------------------------------------
                                1 Year    Since Inception/6/
    -----------------------------------------------------------
    Met/AIM Mid Cap Core Equity
    Portfolio--Class A           0.49%          -0.79%
--  Class B                      0.45%           4.98%
    Class E                      0.48%          -5.00%
    -----------------------------------------------------------
- - Russell Midcap Index/4/      2.63%           6.19%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion. The Index had a market capitalization range of approximately $9.8 billion to $1.2 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio             For the period ended 6/30/03
Managed by Harris Associates L.P.

Letter to Policyholders

--------------------------------------------------------------------------------

Market & Economic Review
In the half-year ending June 30, 2003, your portfolio achieved strong returns. This performance was aided by a rebound in equity markets around the world over the past few months, which is quite a contrast to the pervasive fear that drove markets lower in March. The large declines in equity prices in the first quarter of calendar 2003 provided us with the opportunity to add to our favorite holdings at very attractive prices.

Our favorite indicator of opportunity is valuation. Even after a strong March, April and May, stocks in general are still cheap. The Morgan Stanley Capital International ("MSCI") World Index/1/ (as of May 31st, 2003) trades at a price to cash flow ratio of 10.5x's. Europe trades at just 8.8x's and Japan is at 7.3x's. More compelling is the relationship with dividend yields and interest rates. Today, the 5-year US Treasury yield is around 2%, while similar maturities in Europe and Japan yield 3% and below 1%, respectively. Yet, the MSCI World Index's dividend yield is 2.2%, with dividend yields in Europe and Japan of 3.2% and 1.2%, respectively. In a very unusual circumstance, stocks are offering a higher yield than bonds! These valuation numbers are an indication that equities as an asset class are cheap, relative to bonds and in an absolute sense.

Opportunities going forward seem attractive. The war in the Middle East has ended and the SARS problem seems to be under control. This appears to be giving both consumers and businesses the confidence they need to spend and invest, ultimately driving the growth rate of the global economy. East Asia, which has slowed because of SARS, seems to be picking up and has the potential to be a strong driver of global growth over the next 10 years. Continued reform and foreign direct investment should fuel growth in the region's most important economy, China. In North Asia, South Korea continues down the path of improved corporate governance. The European economy remains fairly stagnant on the whole and faces some serious structural, pension, and budgetary issues. But there are some positive developments, namely the continued improvement in European corporate governance. Currently, we think share prices in Europe reflect most of the problems but very little of the positive developments.

Portfolio Performance Review
As of the half-year ended June 30, 2003, the MSCI Europe, Australasia and Far East Index/2/ returned 9.5%. During this same period, the Class B shares of your portfolio outperformed the index with a 9.58% return, primarily attributable to stock selection in Japan and Italy, and an under-weight position in Japan. Though the recovery in your portfolio's value has been widespread, the star performers during the first half of 2003 have been Italian bank Sanpaolo IMI S.p.A, Japanese financial services provider Daiwa Securities Group, Inc., and French advertising company Publicis Groupe. Each of these companies operates in sectors which had been extremely out of favor during the bear market. Both Sanpaolo IMI S.p.A. and Daiwa Securities Group, Inc., are highly levered to equity markets, which bolstered their stocks' performance as the markets rallied in the second quarter. Publicis Groupe's stock performance was supported by the overall pick up in the US advertising market. Following the relatively good first quarter results for each of these companies, we are beginning to see overriding pessimism give way to recognition of tremendous under valuation.

One of the newest additions to the Portfolio is Switzerland-based Nestle S.A. Nestle is one of the largest food companies in the world, also with leadership positions in pet food, coffee and bottled water. We are able to purchase this excellent company because current market fears, including that of a prolonged global slowdown and worries of negative currency impacts, have driven the market price down to just below 10x operating profit. We believe this is an unwarranted and significant discount to the intrinsic value. Positions in Swedish medical equipment manufacturer Gambro AB were sold during the period as the uncertain outcome of the recently expanded Department of Justice investigation makes it less attractive relative to opportunities we see in other stocks.

Outlook
Though there has been a significant market rebound, we believe that this could be just the beginning of the equity resurgence and that overseas stock markets are on firm footing for recovery from the 3-year bear market. Thank you for your support and confidence.

David G. Herro
Michael J. Welsh
Portfolio Managers
Harris Associates L.P.

--------------------------------------------------------------------------------

Top Ten Holdings by Market Value
As of 6/30/03

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Daiwa Securities Group, Inc.   4.06%
                    ---------------------------------------
                    Aventis S.A.                   3.58%
                    ---------------------------------------
                    Vivendi Universal S.A.         3.43%
                    ---------------------------------------
                    Nestle S.A.                    3.35%
                    ---------------------------------------
                    GlaxoSmithKline Plc            3.34%
                    ---------------------------------------
                    Akzo Nobel N.V.                3.23%
                    ---------------------------------------
                    Diageo Plc                     3.23%
                    ---------------------------------------
                    Henkel KGaA                    3.19%
                    ---------------------------------------
                    Publicis Groupe                3.04%
                    ---------------------------------------
                    Euronext N.V.                  3.01%
                    ---------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 6/30/03

                                    [CHART]

France               18.5%
United Kingdom       15.3%
Others               14.8%
Switzerland          12.4%
Japan                10.9%
Germany               7.4%
Netherlands           6.6%
South Korea           4.8%
Mexico                4.7%
Italy                 4.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio             For the period ended 6/30/03
Managed by Harris Associates L.P.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Harris Oakmark International Portfolio, managed by
                Harris Associates L.P., vs. MSCI EAFE Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                    Harris Oakmark
               International Portfolio       MSCI EAFE Index
               -----------------------       ---------------
 10/9/2001             $10,000                   $10,000
12/31/2001              10,969                    10,391
 3/31/2002              10,787                    10,450
 6/30/2002              10,473                    10,249
 9/30/2002               8,713                     8,231
12/31/2002               8,984                     8,765
 3/31/2003               7,890                     8,052
 6/30/2003               9,855                     9,627




    ------------------------------------------------------------
                                 Average Annual Return/3/
                                 (for the period ended 6/30/03)
    ------------------------------------------------------------
                                 1 Year    Since Inception/4/
    ------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           -5.74%          -6.52%
--   Class B                     -5.99%          -0.89%
     Class E                     -5.95%          -7.24%
    ------------------------------------------------------------
- - MSCI EAFE Index/2/           -6.05%          -2.17%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International World Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Index consists of 23 developed market country indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Effective January 1, 2003, Harris Associates L.P. became the Portfolio's adviser. Performance history prior to that date is attributable to the Portfolio's former investment adviser.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/03
Managed by Third Avenue Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------

During the first six months of 2003, the Met Investors Series Trust Third Avenue Small Cap Value Portfolio Class A shares appreciated by 14.2%, compared to increases of 11.8%, 17.9% and 16.5%, for the S&P 500 Index/1/, Russell 2000/2/ and Russell 2000 Value/3/ Indices, respectively. Since inception in May, 2002, the Portfolio is down 4.9% vs. declines of 7.6%, 10.7% and 9.0%, for the S&P 500, Russell 2000 and Russell 2000 Value Indexes, respectively.

The strong absolute performance during the first half of 2003 was driven by meaningful appreciation from many of our technology holdings, including Advanced Power Technology, Inc., (acquired during 2003 and up 105% from our cost), Scientific Atlanta, Inc., (acquired during 2003 and up 103% from our cost) and Comverse Technology, Inc., (up 50%). Additionally, our investments in brokerage / investment management companies performed well, led by SWS Group, Inc., (up 49%), Westwood Holdings Group, Inc., (up 42%) and BKF Capital Group, Inc., (up 24%). Several consumer / real estate investments also appreciated significantly, including Circuit City Stores, Inc., (acquired during 2003 and up 67% from our cost) and Avatar Holdings, Inc., (up 31%).

The negative performance relative to the small cap indices was primarily attributable to the nature of the rally in these indices. Specifically, highly leveraged companies were strong performers during the period, due in part to declining interest rates and improving capital markets, as were smaller, highly speculative issues. For example, a spate of zero coupon convertible bonds were issued to money-losing companies. In this environment, our longstanding focus on companies with strong financial positions did not help our short-term results. Nevertheless, we doubt that such easy credit market access will persist for the long term and we will therefore continue to invest in equities of companies with strong financial positions.

During the six month period we acquired 14 new positions and eliminated 3 positions, increasing the number of holdings in the portfolio to 62. In addition to the positions mentioned above, the new positions were: Bel Fuse Inc.--Class A, Butler Manufacturing Co., Dress Barn, Inc., Fording Canadian Coal Trust, Smedvig ASA, Jones Lang LaSalle, Inc., The Keith Companies, PS Business Parks, Inc., Skyline Corp. and Willbros Group, Inc. We eliminated Aquila, Inc., after determining that the common stock no longer met our safety criteria, following a deterioration in its business. Our Roxio, Inc., position was eliminated after more than doubling in price, following its announcement to acquire Pressplay, an online music service, and Bergesen was sold following a takeover announcement.

We remain optimistic about our portfolio and believe that a couple of recent developments should be favorable to our long term performance. M&A activity appears to be picking up in both the overall market and among our holdings. Recently several of our companies have utilized their strong financial positions to acquire companies at depressed prices that should bolster their product offerings. Examples include Tellabs, Inc., (Vivace Networks), Kemet Corp. (certain high performance capacitor assets from Wilson Greatbatch Technologies), Coherent, Inc., (Lambda Physik) and Geac Computer Corp. Ltd., (Comshare). Additionally, two of our holdings, Bergesen and Circuit City, received buy-out offers. Many of our companies that have excess cash should also benefit from the recently enacted dividend tax-cut since the cash may now be more tax-efficiently distributed to shareholders.

Curtis Jensen
Ian Lapey
Portfolio Managers
Third Avenue Management LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 6/30/03

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               LNR Property Corp.                       2.78%
               -------------------------------------------------
               Maxwell Shoe Co., Inc.--Class A          2.64%
               -------------------------------------------------
               AVX Corp.                                2.53%
               -------------------------------------------------
               Alamo Group, Inc.                        2.42%
               -------------------------------------------------
               St. Joe Co.                              2.40%
               -------------------------------------------------
               Catellus Development Corp.               2.28%
               -------------------------------------------------
               Trinity Industries, Inc.                 2.26%
               -------------------------------------------------
               FBL Financial Group, Inc.                2.24%
               -------------------------------------------------
               Skyline Corp.                            2.18%
               -------------------------------------------------
               Forest City Enterprises, Inc.--Class A   2.13%
               -------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 6/30/2003

                                    [CHART]

Communications      5.6%
Cyclical           12.2%
Diversified         2.7%
Non-Cyclical        3.2%
Basic Materials     5.9%
Energy              5.4%
Financial          38.4%
Industrial         22.9%
Technology          3.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/03
Managed by Third Avenue Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management LLC, vs. Russell 2000 Value Index/3/
                           Growth Based on $10,000+

                                    [CHART]

               Russell 2000
               Value Index       Fund
               ------------    -------
05/01/2002       $10,000      $10,000
06/30/2002         9,455        9,240
09/30/2002         7,442        7,380
12/31/2002         7,808        8,322
03/31/2003         7,412        8,040
06/30/2003         9,096        9,506





    ------------------------------------------------------------
                                 Average Annual Return/4/
                                 (for the period ended 6/30/03)
    ------------------------------------------------------------
                                 1 Year    Since Inception/5/
    ------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A            2.88%          -4.25%
     Class B                      2.75%          -4.35%
    ------------------------------------------------------------
- - Russell 2000 Value Index/3/  -3.80%          -7.78%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $443.5 million; the median market capitalization was approximately $351.8 million. The Index had a market capitalization range of approximately $1.2 billion to $116.6 million. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Domestic Bonds & Debt Securities - 84.5%
       Aerospace & Defense - 0.5%
       Boeing Co. 5.125%, due 02/15/13(a)...... $   180,000 $    189,628
       General Dynamics Corp. 2.125%,
         due 05/15/06..........................     325,000      329,600
       Northrop Grumman Corp. 7.750%,
         due 02/15/31..........................     165,000      212,348
       Raytheon Co. 6.550%, due 03/15/10.......     125,000      140,100
                                                            ------------
                                                                 871,676
                                                            ------------
       Agricultural Machinery - 0.2%
       Deere & Co. 6.950%, due 04/25/14........     105,000      127,476
       Lockheed Martin Corp. 8.500%,
         due 12/01/29..........................     100,000      136,345
                                                            ------------
                                                                 263,821
                                                            ------------
       Asset Backed Securities - 7.4%
       AmeriCredit Auto Receivable Trust 1999-B
         A4 5.960%, due 03/12/06...............     718,901      719,837
       Bank One Issuance Trust
         1.230%, due 10/15/08(d)^..............     900,000      900,831
        3.590%, due 05/15/10(d)................   1,210,000    1,260,285
        4.770%, due 02/16/16(d)................     495,000      483,398
       Capital Auto Receivables Asset Trust
        1.303%, due 02/15/07(d)^...............     845,000      845,564
        1.570%, due 01/15/09(d)^...............     545,000      542,034
       Capital One Master Trust 4.600%,
         due 08/17/09(d)^......................     820,000      874,520
       Citibank Credit Card Issuance Trust
        6.150%, due 03/10/11...................   1,230,000    1,404,711
        5.000%, due 06/10/15...................     365,000      361,357
       Daimler Chrysler Auto Trust 6.160%,
         due 01/08/06..........................   3,000,000    3,121,924
       Discover Card Master Trust I 1.230%,
         due 05/16/07^.........................     525,000      525,123
       Fleet Credit Card Master Trust 7.020%,
         due 02/15/08..........................     340,000      377,893
       Lehman Brothers, Inc. TRAINS
        5.936%, due 01/25/07
          (144A)(b)(f)^........................     311,440      341,554
        6.961%, due 01/15/12
          (144A)(b)(f)^........................     591,300      686,975
       Peco Energy Transition Trust, 1999-A A4
        5.800%, due 03/01/07...................     500,000      524,524
                                                            ------------
                                                              12,970,530
                                                            ------------
       Automotive - 2.3%
       Daimler Chrysler North America Holdings
        8.500%, due 01/18/31...................      85,000      100,412
       Ford Motor Credit Co.
        7.375%, due 10/28/09...................      60,000       62,994
        7.875%, due 06/15/10...................     620,000      665,289
        7.250%, due 10/25/11(a)................     420,000      432,461

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Automotive - continued
       General Motors Corp.
        7.200%, due 01/15/11(a)................ $   555,000 $    560,204
        6.875%, due 09/15/11...................     275,000      276,346
        8.250%, due 07/15/23...................     180,000      179,465
        8.375%, due 07/15/33...................     465,000      457,704
       Volkswagen Auto Loan Enhanced Trust
        1.930%, due 01/20/10...................   1,320,000    1,314,277
                                                            ------------
                                                               4,049,152
                                                            ------------
       Banking - 3.9%
       Abbey National Capital Trust I 8.963%,
         due 12/29/49(d)^......................     150,000      216,021
       ABN Amro NA Holding Capital 6.523%,
         due 12/29/49 (144A)(b)(d)^............     425,000      484,118
       Bank of America Corp.
        7.400%, due 01/15/11(d)................     270,000      332,221
        4.875%, due 09/15/12(d)................     205,000      216,752
       Bank One Capital III 8.750%, due
         09/01/30(d)...........................     195,000      268,507
       BNP Paribas Capital Trust 9.003%,
         due 12/29/49 (144A)(b)(d)^............     355,000      461,477
       Capital One Bank 0.875%, due
         05/15/08(d)...........................     250,000      255,402
       Capital One Multi-Asset Execution Trust,
         Class A1 4.600%, due 01/15/09(d)......   1,450,000    1,450,942
       Deutsche Bank Financial LLC 5.375%,
         due 03/02/15..........................     175,000      186,933
       Fleet Boston Corp. 7.375%, due
         12/01/09..............................      70,000       84,107
       HSBC Capital Fund 4.610%, due
         12/01/49..............................     285,000      280,547
       HSBC Capital Funding LP 9.547%,
         due 12/31/49 (144A)(b)^...............     350,000      462,869
       ING Capital Funding Trust III 8.439%,
         due 12/29/49^.........................     200,000      250,065
       KBC Bank Funding Trust III 9.860%,
         due 11/29/49 (144A)(b)^...............     215,000      278,555
       KFW International Finance 4.750%,
         due 01/24/07..........................     405,000      439,944
       Popular North America, Inc. 4.250%,
         due 04/01/08..........................     220,000      229,194
       RBS Capital Trust I 4.709%, due
         12/29/49^.............................     485,000      486,495
       Sovereign Bank 5.125%, due 03/15/13.....     160,000      165,615
       Washington Mutual Bank FA 6.875%,
         due 06/15/11..........................     105,000      125,472
       Washington Mutual Inc. 4.375%,
         due 01/15/08..........................     160,000      169,495
                                                            ------------
                                                               6,844,731
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------

        Beverages, Food & Tobacco - 0.1%
        Archer-Daniels-Midland Co. 5.935%,
          due 10/01/32(d)...................... $    95,000 $    101,763
                                                            ------------
        Broadcasting - 0.2%
        Liberty Media Corp. 5.700%, due
          05/15/13.............................     320,000      326,019
                                                            ------------
        Cable - 0.1%
        Comcast Corp. 7.050%, due 03/15/33.....      75,000       83,629
                                                            ------------

        Chemicals - 0.0%
        Dow Chemical Co.
          7.375%, due 11/01/29.................      70,000       81,975
                                                            ------------
        Collateralized Mortgage Obligations - 5.7%
        Credit Suisse First Boston Mortgage
          Securities Corp. 7.290%, due
          09/15/41.............................   3,070,000    3,659,837
        Long Beach Mortgage Loan Trust
          1.450%, due 08/25/33.................   1,050,000    1,050,000
        Residential Asset Securities Corp.
          1.285%, due 07/25/32^................     425,598      425,299
         1.310%, due 07/25/33^.................     700,000      700,000
        Wachovia Asset Securitization
          1.465%, due 12/25/32^................     515,000      516,600
         1.380%, due 07/25/33^.................     680,000      681,567
        Wachovia Bank Commercial Mortgage Trust
          4.980%, due 11/15/34.................   2,790,000    2,970,754
                                                            ------------
                                                              10,004,057
                                                            ------------
        Commercial Services - 0.1%
        Cendant Corp. 7.125%, due 03/15/15.....     200,000      232,453
                                                            ------------

        Communications - 0.1%
        Tele-Communications TCI Group
          7.875%, due 02/15/26.................     175,000      205,727
                                                            ------------

        Computer Services - 0.2%
        Electronic Data System Corp.
          6.000%, due 08/01/13 (144A)(b).......     355,000      346,863
        Unisys Corp. 6.875%, due 03/15/10......      50,000       52,250
                                                            ------------
                                                                 399,113
                                                            ------------

        Containers - 0.4%
        Owens-Brockway Glass Container
          8.875%, due 02/15/09.................      30,000       32,700
         7.750%, due 05/15/11 (144A)(b)........      55,000       58,437
        Sealed Air Corp.
          6.875%, due 07/15/33 (144A)(b).......     530,000      542,254
                                                            ------------
                                                                 633,391
                                                            ------------

        Electric Services - 0.7%
        Arizona Public Service Co.
          4.650%, due 05/15/15(d)..............     165,000      164,450

        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------

        Electric Services - continued
        Centerpoint Energy, Inc.
          6.850%, due 06/01/15 (144A)(b)....... $    30,000 $     30,106
        Dominion Resources, Inc., Series A
          8.125%, due 06/15/10.................     335,000      415,817
        DTE Energy Co.
          6.375%, due 04/15/33.................     115,000      120,330
        Pepco Holdings, Inc.
          6.450%, due 08/15/12.................     185,000      209,706
        TXU Energy Co. LLC 7.000%,
          due 03/15/13 (144A)(b)...............     240,000      266,186
                                                            ------------
                                                               1,206,595
                                                            ------------

        Electric Utilities - 0.7%
        AEP Texas Central Co.
          5.500%, due 02/15/13 (144A)(b)(d)....     115,000      122,919
        Columbus Southern Power Co.
          5.500%, due 03/01/13 (144A)(b).......     115,000      123,874
        Constellation Energy Group, Inc.
          6.350%, due 04/01/07.................      95,000      106,266
         7.000%, due 04/01/12..................      60,000       70,007
         4.550%, due 06/15/15..................     210,000      200,931
        Duke Capital Corp.
          6.250%, due 02/15/13 (a).............     130,000      138,446
        Duke Energy Corp.
          3.750%, due 03/05/08 (144A)(b).......      75,000       77,282
         6.250%, due 01/15/12..................     115,000      129,128
        MidAmerican Energy Holdings Co.
          6.750%, due 12/30/31.................     115,000      136,126
        Peabody Energy Corp. 6.875%,
          due 03/15/13 (144A)(b)...............      70,000       73,675
        Progress Energy, Inc.
          6.850%, due 04/15/12.................     100,000      115,317
                                                            ------------
                                                               1,293,971
                                                            ------------

        Entertainment & Leisure - 0.1%
        Walt Disney Co. 6.375%, due 03/01/12...      90,000      102,762
        Allied Waste North America, Inc.
          10.000%, due 08/01/09(a).............      60,000       64,050
                                                            ------------

        Financial Services - 5.4%
        American Express Credit Account Master,
          Class A 1.690%, due 01/15/09, A(d)...     715,000      707,854
        American Express Credit Corp.
          3.000%, due 05/16/08(d)..............     340,000      342,729
        American General Finance
          4.500%, due 11/15/07(d)..............     280,000      297,954
         5.375%, due 10/01/12(d)...............     185,000      199,982
        Arch Western Finance 6.750%, due
          07/01/13 (144A)(b)(d)................      40,000       41,200

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Financial Services - continued
      Bear Stearns Co., Inc.
        5.700%, due 11/15/14(d)................. $   150,000 $    166,609
      CIT Group, Inc.
        7.750%, due 04/02/12(d).................     140,000      167,204
      Citigroup, Inc.
        7.250%, due 10/01/10....................     615,000      746,227
      Countrywide Home Loans
        5.625%, due 05/15/07....................     305,000      336,214
       5.500%, due 08/25/33(d)..................   1,000,000    1,022,550
      Credit Suisse First Boston USA, Inc.
        6.125%, due 11/15/11....................      15,000       16,831
       6.500%, due 01/15/12.....................     155,000      178,168
       7.125%, due 07/15/32.....................     145,000      175,460
      General Electric Capital Corp., Series A
        5.875%, due 02/15/12....................     680,000      761,957
       5.450%, due 01/15/13.....................     245,000      265,867
       6.750%, due 03/15/32.....................     240,000      281,662
      General Motors Acceptance Corp.
        8.000%, due 11/01/31....................      10,000        9,839
      Goldman Sachs Group, Inc.
       6.600%, due 01/15/12.....................      35,000       40,737
       5.700%, due 09/01/12.....................      55,000       60,534
       6.125%, due 02/15/33.....................     155,000      166,806
      Household Finance Corp.
       6.400%, due 06/17/08.....................     120,000      137,130
       6.500%, due 11/15/08.....................     110,000      126,627
       8.000%, due 07/15/10.....................     100,000      124,226
       6.375%, due 11/27/12.....................     130,000      148,353
      Master Asset Securitization Trust 0.010%,
        due 09/25/33^...........................   1,000,000    1,010,006
      Morgan Stanley
       6.750%, due 04/15/11.....................     245,000      287,016
       6.600%, due 04/01/12.....................      80,000       92,588
      National Rural Utilities
       3.875%, due 02/15/08(a)..................     250,000      260,697
       7.250%, due 03/01/12.....................     175,000      209,889
      Principal Life Global 5.250%, due 01/15/13
        (144A)(b)...............................     260,000      276,532
      Prudential Holdings LLC
       8.695%, due 12/18/23 (144A)(b)...........     150,000      190,433
      UBS PFD Funding Trust 8.622%, due
        10/29/49^...............................     345,000      441,892
      Wells Fargo & Co.
       5.125%, due 09/01/12.....................      35,000       37,765
       5.000%, due 11/15/14.....................     120,000      127,413
                                                             ------------
                                                                9,456,951
                                                             ------------

      Food Retailers - 0.4%
      ConAgra Foods, Inc. 6.750%, due
        09/15/11................................     125,000      146,578

       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Food Retailers - continued
       Kroger Co.
        7.250%, due 06/01/09.................... $   135,000 $    157,857
        6.800%, due 04/01/11....................      45,000       51,417
        7.500%, due 04/01/31....................      80,000       95,188
       Safeway, Inc. 6.500%, due 03/01/11.......     200,000      223,591
                                                             ------------
                                                                  674,631
                                                             ------------
       Forest Products & Paper - 0.3%
       Georgia-Pacific Corp. 7.375%, due
         07/15/08 (144A)(b).....................      70,000       71,400
       International Paper Co. 5.850%, due
         10/30/12...............................     115,000      125,565
       MeadWestvaco Corp. 6.850%, due
         04/01/12...............................      20,000       23,126
       Westvaco Corp.
        8.200%, due 01/15/30....................      20,000       24,896
        7.950%, due 02/15/31....................     110,000      135,371
       Weyerhaeuser Co. 6.750%, due
         03/15/12...............................     145,000      164,880
                                                             ------------
                                                                  545,238
                                                             ------------
       Health Care Providers & Services - 0.1%
       Tenet Healthcare Corp. 5.000%, due
         07/01/07...............................     100,000       94,000
                                                             ------------
       Home Construction, Furnishings & Appliances - 0.0%
       D.R. Horton, Inc. 8.500%, due 04/15/12...      60,000       67,800
                                                             ------------
       Insurance - 0.2%
       Nationwide Financial Services, Inc.
        6.250%, due 11/15/11....................      55,000       61,814
        5.900%, due 07/01/12....................      60,000       66,367
       New York Life Insurance Co. 5.875%, due
         05/15/33 (144A)(b).....................     140,000      147,457
                                                             ------------
                                                                  275,638
                                                             ------------
       Manufacturing - 0.1%
       Bombardier, Inc. 6.750%, due 05/01/12
         (144A)(b)(a)...........................     115,000      118,450
       General Electric Co. 5.000%, due 02/01/13      95,000      100,536
                                                             ------------
                                                                  218,986
                                                             ------------
       Media - Broadcasting & Publishing - 0.6%
       AOL Time Warner, Inc.
        6.875%, due 05/01/12(d).................     195,000      223,067
        7.625%, due 04/15/31(d).................     420,000      486,545
       Cox Communications, Inc. 7.750%, due
         11/01/10...............................      95,000      116,373
       News America Holdings, Inc.
        8.250%, due 08/10/18....................     110,000      143,668
        7.280%, due 06/30/28....................     115,000      130,756
                                                             ------------
                                                                1,100,409
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Municipal Utilities - 0.2%
       Illinois State 5.100%, due 06/01/33...... $   440,000 $    432,683
                                                             ------------
       Office Equipment - 0.0%
       Xerox Corp.
       7.125%, due 06/15/10.....................      35,000       35,131
       7.625%, due 06/15/13.....................      35,000       35,219
                                                             ------------
                                                                   70,350
                                                             ------------
       Oil & Gas - 1.4%
       Amerada Hess Corp.
       7.875%, due 10/01/29(d)..................      95,000      115,981
       7.300%, due 08/15/31(d)..................     115,000      133,349
       Anadarko Finance Co., Series B 7.500%,
         due 05/01/31(d)........................      85,000      107,130
       Apache Corp. 7.700%, due 03/15/26(d).....     155,000      200,212
       Chesapeake Energy Corp. 8.125%, due
         04/01/11...............................      60,000       64,950
       Devon Financing Corp. ULC 7.875%, due
         09/30/31...............................     255,000      324,854
       Kinder Morgan Energy Partners LP 7.400%,
         due 03/15/31...........................      65,000       78,778
       Kinder Morgan Inc. 6.500%, due 09/01/12       175,000      200,956
       Lasmo (USA), Inc. 7.300%, due
         11/15/27...............................     200,000      251,237
       Occidental Petroleum Corp. 4.250%, due
         03/15/10...............................      90,000       94,033
       Texaco Capital, Inc. (The) 5.500%, due
         01/15/09...............................     220,000      248,968
       Tosco Corp. 8.125%, due 02/15/30.........     270,000      363,026
       Transocean Sedco Forex, Inc. 7.500%, due
         04/15/31...............................     120,000      148,264
       Valero Energy Corp.
        6.875%, due 04/15/12(a).................      55,000       62,451
                                                             ------------
                                                                2,394,189
                                                             ------------
       Real Estate - 0.2%
       Fund American Cos, Inc. 5.875%, due
         05/15/13...............................     155,000      162,377
       Pulte Homes, Inc.
         6.250%, due 02/15/13...................      30,000       33,342
        6.375%, due 05/15/33....................      10,000       10,120
       Standard Pacific Corp. 6.875%, due
         05/15/11(144A)(b)......................      85,000       89,462
                                                             ------------
                                                                  295,301
                                                             ------------
       Retailers - 0.4%
       Federated Department Stores, Inc. 6.300%,
         due 04/01/09...........................      60,000       68,006
       Lowe's Co., Inc. 6.875%, due 02/15/28....      40,000       47,095
       May Department Stores Co. 6.900%, due
         01/15/32(a)............................      40,000       44,649

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Retailers - continued
       Sears Roebuck Acceptance Corp. 7.000%,
         due 02/01/11.......................... $   270,000 $    313,495
       Toys R Us, Inc. 7.875%, due 04/15/13....     140,000      150,860
                                                            ------------
                                                                 624,105
                                                            ------------
       Telephone - 0.1%
       AT&T Corp. 8.000%, due 11/15/31(d)......      50,000       56,892
       Citizens Communications Co. 9.250%, due
         05/15/11..............................     155,000      200,918
                                                            ------------
                                                                 257,810
                                                            ------------
       Telephone Systems - 1.4%
       AT&T Broadband Corp. 8.375%,
         due 03/15/13(d).......................     436,000      547,196
       AT&T Corp. 6.000%, due 03/15/09(d)......       2,000        2,143
       AT&T Wireless Services, Inc.
         7.875%, due 03/01/11(d)...............     260,000      307,611
        8.125%, due 05/01/12(d)................       5,000        6,036
       Sprint Capital Corp.
         7.625%, due 01/30/11..................     355,000      405,926
        8.750%, due 03/15/32...................     255,000      306,321
       Verizon Global Funding Corp. 7.750%, due
         12/01/30..............................     145,000      184,354
       Verizon New York, Inc. 6.875%, due
         04/01/12..............................     510,000      601,571
                                                            ------------
                                                               2,361,158
                                                            ------------
       Transportation - 0.3%
       Burlington Northern Santa Fe Corp.
         6.750%, due 07/15/11(d)...............     125,000      146,588
        7.082%, due 05/13/29(d)................      10,000       11,789
       CSX Corp. 6.300%, due 03/15/12(d).......     100,000      113,719
       Norfolk Southern Corp.
         6.750%, due 02/15/11(a)...............      20,000       23,395
        7.800%, due 05/15/27...................     100,000      125,757
       Union Pacific Corp. 6.625%, due
         02/01/29..............................      50,000       56,615
                                                            ------------
                                                                 477,863
                                                            ------------
       U.S. Government Agency Mortgage Backed Securities - 41.9%
       Federal Home Loan Mortgage Corp.
         6.250%, due 07/15/32(a)...............     285,000      336,557
                                                            ------------
                                                                 336,557
                                                            ------------
       Federal National Mortgage Association
         6.000%, due 12/01/16..................   3,065,442    3,200,466
        7.125%, due 01/15/30(a)................     777,000    1,011,942
        6.625%, due 11/15/30...................     335,000      413,064
        5.500%, due 03/01/33...................  16,219,015   16,797,451
        4.500%, due TBA(c).....................   2,000,000    2,034,376
        5.000%, due TBA(c).....................  28,500,000   28,833,138
        5.500%, due TBA(c).....................  16,000,000   16,490,000
                                                            ------------
                                                              68,780,437
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      U.S. Government Agency Mortgage Backed Securities - continued
      Government National Mortgage Assoc.
        5.500%, due TBA(c)...................... $ 4,000,000 $  4,151,248
                                                             ------------
                                                               73,268,242
                                                             ------------
      U.S. Treasury Securities - 8.8%
      U. S. Treasury Bond
       8.875%, due 02/15/19(a)(d)...............     560,000      857,806
       7.875%, due 02/15/21(a)..................   3,300,000    4,712,298
       5.250%, due 02/15/29.....................     220,000      239,620
       5.375%, due 02/15/31(a)..................     970,000    1,092,577
                                                             ------------
                                                                6,902,301
                                                             ------------
      U.S. Treasury CPI Note 3.875%, due
        04/15/29................................          37           47
      U.S. Treasury Inflation Index Note 3.500%,
        due 01/15/11(d).........................          20           22
      U.S. Treasury Note
       3.375%, due 04/30/04(a)..................     400,000      407,985
       2.000%, due 05/15/06(a)..................   3,660,000    3,700,033
       2.625%, due 05/15/08(a)(d)...............     695,000      701,571
       3.625%, due 05/15/13(a)(d)...............     710,000      715,769
       5.000%, due 08/15/11(a)..................     195,000      218,796
       3.000%, due 07/15/12.....................   2,438,233    2,687,772
       3.875%, due 02/15/13(a)..................     120,000      123,520
                                                             ------------
                                                                8,555,446
                                                             ------------
                                                               15,457,816
                                                             ------------
      Total Domestic Bonds & Debt Securities
        (Cost $143,432,748)                                   147,808,585
                                                             ------------

      Foreign Bonds & Debt Securities - 4.5%
      Australia - 0.1%
      QBE Insurance Group, Ltd. 5.647%, due
        07/01/23(144A)(b)^......................     175,000      170,406
                                                             ------------
      Brazil - 0.1%
      Federal Republic of Brazil
        10.000%, due 01/16/07(d)................     100,000      103,000
       11.000%, due 08/17/40....................      85,000       77,775
                                                             ------------
                                                                  180,775
                                                             ------------
      Canada - 0.6%
      Abitibi Consolidated, Inc. 6.000%, due
        06/20/13(d).............................      90,000       85,847
      Alberta Energy Co., Ltd. (Yankee) 7.375%,
        due 11/01/31(d).........................      60,000       76,183
      Canadian National Resources Ltd.
        7.200%, due 01/15/32(d).................      80,000       98,700
      Canadian National Railway Co. (Yankee)
        6.900%, due 07/15/28(d).................     165,000      196,526

       -------------------------------------------------------------------------
       Security                                    Par             Value
       Description                                Amount          (Note 2)
       -------------------------------------------------------------------------

       Canada - continued
       Province of Quebec 7.500%, due
         09/15/29.............................. $   475,000     $    635,592
       TransCanada PipeLines, Ltd. 8.625%, due
         05/15/12..............................      55,000           71,904
                                                                ------------
                                                                   1,164,752
                                                                ------------
       Colombia - 0.1%
       Republic of Colombia 9.750%, due
         04/09/11..............................     164,951          188,044
                                                                ------------
       Costa Rica - 0.1%
       Costa Rica Republic 9.995%, due 08/01/20
         (144A)(b).............................     150,000          174,375
                                                                ------------
       France - 0.5%
       AXA (Yankee) 8.600%, due
         12/15/30(d)...........................     235,000          303,766
       Crown European Holdings SA 9.500%, due
         03/01/11(144A)(b).....................      50,000           54,250
       France Telecom S. A. 8.500%, due
         03/01/31..............................     165,000          229,125
       France Telecom S.A. 7.750%, due
         03/01/11..............................     190,000          239,544
                                                                ------------
                                                                     826,685
                                                                ------------
       Germany - 0.3%
       Deutsche Telekom Finance B.V. (Yankee)
         8.250%, due 06/15/30^.................     130,000          166,227
       Deutsche Telekom International Finance
         8.000%, due 06/15/10..................     315,000          387,571
                                                                ------------
                                                                     553,798
                                                                ------------
       Italy - 0.1%
       Region of Lombardy 5.804%, due
         10/25/32..............................     120,000          133,615
                                                                ------------
       Mexico - 0.6%
       United Mexican States
         9.875%, due 02/01/10..................     120,000          154,884
        6.375%, due 01/16/13...................     285,000          302,812
        11.375%, due 09/15/16..................     150,000          218,625
        8.125%, due 12/30/19...................     145,000          166,186
        8.300%, due 08/15/31...................     130,000          150,020
                                                                ------------
                                                                     992,527
                                                                ------------
       Netherlands - 0.6%
       Aegon NV 4.750%, due 06/01/13(d)........     280,000          283,834
       ING Bank NV 5.125%, due 05/01/15
         (144A)(b)^............................     155,000          162,657
       Koninklijke (Royal) KPN NV 8.000%, due
         10/01/10..............................     100,000          124,008
       Scotland International Finance No 2 BV
         4.250%, due 05/23/13 (144A)(b)........     210,000          209,656

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                  Par         Value
        Description                              Amount      (Note 2)
        ---------------------------------------------------------------

        Netherlands - continued
        Telefonica Europe BV 7.750%, due
          09/15/10............................ $   270,000 $    333,729
                                                           ------------
                                                              1,113,884
                                                           ------------
        Norway - 0.1%
        DNB Holding ASA 7.729%, due 06/29/49
          (144A)(b)^..........................     115,000      139,860
                                                           ------------
        Russia - 0.1%
        Russian Federation
          10.000%, due 06/26/07 (144A)(b).....      10,000       12,180
         8.250%, due 03/31/10 (144A)(b).......      35,000       40,558
         11.000%, due 07/24/18................      15,000       21,476
         5.000%, due 03/31/30.................      56,000       54,460
                                                           ------------
                                                                128,674
                                                           ------------
        Sweden - 0.3%
        ForeningsSparbanken AB 9.000%, due
          12/29/49 (144A)(b)^.................     180,000      227,885
        Nordea Bank Sweden AB 8.950%, due
          11/29/49 (144A)(b)^.................     305,000      385,099
                                                           ------------
                                                                612,984
                                                           ------------
        United Kingdom - 0.9%
        Barclays Bank Plc
          8.550%, due 09/29/49 (144A) (b)(d)^.     255,000      327,318
         6.860%, due 12/15/99 (144A) (b)(d)^..     160,000      185,717
        British Sky Broadcasting Group Plc
          8.200%, due 07/15/09 (d)............      55,000       65,270
        British Telecom Plc 8.125%, due
          12/15/10(d).........................     190,000      240,707
        Royal Bank of Scotland Group Plc
          9.118%, due 03/31/49................     305,000      393,904
         7.648%, due 08/31/49^................      50,000       63,697
        Standard Chartered Bank 8.000%, due
          05/30/31 (144A)(b)..................      80,000      101,993
        Vodafone Group Plc 7.875%, due
          02/15/30............................     135,000      174,579
                                                           ------------
                                                              1,553,185
                                                           ------------
        Total Foreign Bonds & Debt Securities
        (Cost $7,066,636)                                     7,933,564
                                                           ------------

        Short-Term Investments - 51.8%
        Commerical Paper - 44.0%
        Amsterdam Funding Corp. 1.250%, due
          10/20/03 (144A)(b)(d)...............   2,515,000    2,505,307
        Aquinas Funding LLC 1.180%, due
          10/01/03 (144A)(b)(d)...............   6,000,000    5,981,907
        Atlantis One Funding Corp. 1.230%, due
          07/02/03 (144A)(b)(d)...............   3,400,000    3,399,884

      --------------------------------------------------------------------
      Security                                   Shares/Par     Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Commerical Paper - continued
      Blue Ridge Asset Funding 1.330%, due
        07/01/03 (144A)(b)(d)................... $ 2,000,000 $  2,000,000
      CC USA, Inc. 1.250%, due 10/23/03
        (144A)(b)(d)............................   4,000,000    3,984,167
      Clipper Receivables Corp. 1.300%, due
        07/01/03(d).............................   8,000,000    8,000,000
      Corporate Asset Fund 1.220%, due
        09/15/03 (144A)(b)(d)...................   4,500,000    4,488,410
      CXC Inc. 1.210%, due 07/02/03(d)..........   3,400,000    3,399,886
      Edison Asset Securitization 1.250%, due
        10/15/03 (144A)(b)(d)...................   3,000,000    2,988,958
      Galaxy Funding, Inc.
       1.250%, due 07/17/03(d)..................   3,000,000    2,998,333
       1.220%, due 08/12/03(d)..................   3,000,000    2,995,730
       1.050%, due 09/04/03(d)..................   3,500,000    3,493,365
      Grampian Funding Ltd., LLC 1.230%, due
        08/07/03(d).............................   3,192,000    3,187,965
      Hatteras Funding Corp. 1.270%, due
        07/22/03 (144A)(b)(d)...................   4,500,000    4,496,666
      K2 USA LLC 1.190%, due 09/29/03(d)........   6,000,000    5,982,150
      New Center Asset Trust, Series A-1 1.350%,
        due 07/01/03(d).........................   4,000,000    4,000,000
      Santander Fin Delaware, Inc. 1.190%, due
        09/04/03(d).............................   4,000,000    3,991,405
      Student Loan Marketing Disc Note 1.180%,
        due 07/25/03(d).........................     750,000      749,410
      UBS Finance, Inc. 1.310%, due 07/01/03
        (144A)(b)(d)............................   8,281,000    8,281,000
                                                             ------------
                                                               76,924,543
                                                             ------------
      Money Market - 7.8%
      State Street Navigator Securities Lending
        Prime Portfolio(e)......................  13,578,255   13,578,255
                                                             ------------
      Total Short-Term Investments
      (Cost $90,502,798)                                       90,502,798
                                                             ------------

      TOTAL INVESTMENTS - 140.8%
      (Cost $241,002,182)                                     246,244,947

      Other Assets and Liabilities (net) - (40.8%)            (71,333,195)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $174,911,752
                                                             ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2001 (Unaudited)
(Percentage of Net Assets)



Portfolio Footnotes:

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2003.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A and/or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts and when-issued/delayed delivery transactions.

(e) Represents investment of collateral received from securities lending transactions.

(f) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

CPI - Consumer Price Index

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       Percent of
               Portfolio Composition by Credit Quality Portfolio
               --------------------------------------------------
                  AAA/Government/Government Agency        77.02%
                  AA                                       0.95
                  A                                       13.63
                  BBB                                      7.73
                  BB                                       0.52
                  B                                        0.15
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Common Stocks - 97.5%
           Aerospace & Defense - 2.8%
           Honeywell International, Inc.........  23,500 $    630,975
           Lockheed Martin Corp.................  21,000      998,970
           United Technologies Corp.............  24,870    1,761,542
                                                         ------------
                                                            3,391,487
                                                         ------------
           Apparel Retailers - 0.1%
           Abercrombie & Fitch Co. - Class A*...   6,300      178,983
                                                         ------------
           Automobiles - 0.3%
           General Motors Corp..................   9,800      352,800
                                                         ------------
           Banking - 4.6%
           Bank One Corp........................  14,500      539,110
           Capital One Financial Corp...........  23,000    1,131,140
           FleetBoston Financial Corp...........  13,300      395,143
           National Commerce Financial Corp.....  13,300      295,127
           North Fork Bancorporation, Inc.......   9,500      323,570
           Suntrust Banks, Inc..................   5,300      314,502
           U.S. Bancorp.........................  54,482    1,334,809
           Wells Fargo Co.......................  24,900    1,254,960
                                                         ------------
                                                            5,588,361
                                                         ------------
           Beverages, Food & Tobacco - 4.9%
           Altria Group, Inc....................  42,200    1,917,568
           Coca-Cola Co.........................  57,300    2,659,293
           Kraft Foods, Inc. - Class A..........   7,200      234,360
           PepsiCo, Inc.........................  23,000    1,023,500
                                                         ------------
                                                            5,834,721
                                                         ------------
           Chemicals - 2.2%
           Air Products & Chemicals, Inc........   9,700      403,520
           Eastman Chemical Co..................   8,200      259,694
           Praxair, Inc.........................  32,840    1,973,684
                                                         ------------
                                                            2,636,898
                                                         ------------
           Commercial Services - 0.8%
           Accenture, Ltd. - Class A*...........  22,500      407,025
           Cendant Corp.*.......................  30,375      556,470
                                                         ------------
                                                              963,495
                                                         ------------
           Communications - 2.9%
           Cisco Systems, Inc.*................. 148,200    2,473,458
           Lucent Technologies, Inc.............  97,500      197,925
           Nokia Oyj (ADR)......................  22,500      369,675
           QUALCOMM, Inc........................  13,700      489,775
                                                         ------------
                                                            3,530,833
                                                         ------------
           Computer Software & Processing - 4.3%
           First Data Corp......................  25,600    1,060,864
           Microsoft Corp.(a)................... 125,900    3,224,299
           SAP AG (ADR).........................  12,200      356,484
           Siebel Systems, Inc.*................  21,300      203,202
           Xilinx, Inc.*........................  13,800      349,278
                                                         ------------
                                                            5,194,127
                                                         ------------

           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Computers & Business Equipment - 1.0%
           CDW Corp.*...........................  14,600 $    668,680
           Seagate Technology*..................  30,400      536,560
                                                         ------------
                                                            1,205,240
                                                         ------------
           Computers & Information - 2.7%
           Dell Computer Corp.*.................  29,600      946,016
           Hewlett-Packard Co...................  17,000      362,100
           International Business Machines Corp.  20,300    1,674,750
           Sun Microsystems, Inc.*..............  58,700      270,020
                                                         ------------
                                                            3,252,886
                                                         ------------
           Cosmetics & Personal Care - 0.5%
           Gillette Co..........................  20,300      646,758
                                                         ------------
           Drugs & Health Care - 0.5%
           Forest Laboratories, Inc.*...........  11,578      633,895
                                                         ------------
           Electric Utilities - 2.6%
           PG&E Corp.*..........................  77,900    1,647,585
           Pinnacle West Capital Corp...........  24,495      917,338
           SCANA Corp...........................  17,500      599,900
                                                         ------------
                                                            3,164,823
                                                         ------------
           Electrical Equipment - 2.8%
           General Electric Co.................. 118,900    3,410,052
                                                         ------------
           Electronics - 2.7%
           Altera Corp.*........................  34,600      567,440
           Analog Devices, Inc.*................  15,600      543,192
           Intel Corp...........................  76,900    1,598,290
           Intersil Corp. - Class A*............  12,100      321,981
           Maxim Integrated Products, Inc.......   6,700      229,073
                                                         ------------
                                                            3,259,976
                                                         ------------
           Entertainment & Leisure - 1.9%
           Mattel, Inc.......................... 121,400    2,296,888
                                                         ------------
           Environmental Controls - 0.2%
           Waste Management, Inc................   9,474      228,229
                                                         ------------
           Financial Services - 8.8%
           CIT Group, Inc.......................  26,264      647,408
           Citigroup, Inc.(a)................... 111,509    4,772,585
           Countrywide Financial Corp...........  24,600    1,711,422
           Goldman Sachs Group, Inc.............  20,200    1,691,750
           Mellon Financial Corp................  20,100      557,775
           Morgan Stanley.......................  26,900    1,149,975
                                                         ------------
                                                           10,530,915
                                                         ------------
           Forest Products & Paper - 0.3%
           Bowater, Inc.........................   6,000      224,700
           Smurfit-Stone Container Corp.*.......  14,400      187,632
                                                         ------------
                                                              412,332
                                                         ------------
           Health Care Products - 2.0%
           Guidant Corp.........................  41,572    1,845,381
           Medtronic, Inc.......................  11,000      527,670
                                                         ------------
                                                            2,373,051
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Health Care Providers & Services - 0.9%
        Anthem, Inc.*..............................  11,900 $    918,085
        HCA, Inc...................................   6,700      214,668
                                                            ------------
                                                               1,132,753
                                                            ------------
        Heavy Machinery - 1.1%
        Cooper Cameron Corp.*......................  10,000      503,800
        Ingersoll-Rand Co. - Class A...............  16,200      766,584
                                                            ------------
                                                               1,270,384
                                                            ------------
        Home Construction, Furnishings & Appliances - 1.1%
        Johnson Controls, Inc......................  14,800    1,266,880
                                                            ------------
        Household Products - 2.3%
        Procter & Gamble Co........................  30,600    2,728,908
                                                            ------------
        Industrial - Diversified - 2.4%
        SPX Corp.*.................................   9,400      414,164
        Tyco International, Ltd.................... 129,439    2,456,752
                                                            ------------
                                                               2,870,916
                                                            ------------
        Insurance - 4.6%
        Ambac Financial Group, Inc.................  29,937    1,983,326
        American International Group, Inc..........  19,300    1,064,974
        Aon Corp...................................  44,800    1,078,784
        Cigna Corp.................................  14,000      657,160
        Travelers Property Casualty Corp. - Class B  47,400      747,498
                                                            ------------
                                                               5,531,742
                                                            ------------
        Media - Broadcasting & Publishing - 4.5%
        AOL Time Warner, Inc.......................  49,300      793,237
        Comcast Corp. - Class A*...................  33,365    1,006,956
        Liberty Media Corp. - Class A*............. 145,300    1,679,668
        Viacom, Inc. - Class B*....................  43,900    1,916,674
                                                            ------------
                                                               5,396,535
                                                            ------------
        Metals - 1.1%
        Alcoa, Inc.................................  50,516    1,288,158
                                                            ------------
        Oil & Gas - 7.7%
        Anadarko Petroleum Corp....................  31,000    1,378,570
        ChevronTexaco Corp.........................  23,700    1,711,140
        ConocoPhillips.............................  26,640    1,459,872
        Devon Energy Corp..........................  21,500    1,148,100
        Exxon Mobil Corp...........................  36,020    1,293,478
        GlobalSantaFe Corp.........................  50,300    1,174,002
        Rowan Companies, Inc.......................  51,700    1,158,080
                                                            ------------
                                                               9,323,242
                                                            ------------
        Pharmaceuticals - 10.4%
        Abbott Laboratories........................  28,900    1,264,664
        Amgen, Inc.*...............................  16,300    1,082,972
        Bristol-Myers Squibb Co....................  23,700      643,455
        Eli Lilly & Co.............................  16,500    1,138,005
        Johnson & Johnson..........................  27,272    1,409,963
        MedImmune, Inc.*...........................   6,500      236,405

          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Pharmaceuticals - continued
          Merck & Co., Inc....................... 26,300 $  1,592,465
          Omnicare, Inc.......................... 10,700      361,553
          Pfizer, Inc............................ 90,893    3,103,996
          Schering-Plough Corp................... 18,699      347,801
          Wyeth.................................. 29,800    1,357,390
                                                         ------------
                                                           12,538,669
                                                         ------------
          Restaurants - 0.5%
          Darden Restaurants, Inc................ 31,400      595,972
                                                         ------------
          Retailers - 5.7%
          CVS Corp............................... 45,300    1,269,759
          Federated Department Stores, Inc....... 10,400      383,240
          Home Depot, Inc........................ 81,600    2,702,592
          Target Corp............................ 19,600      741,664
          Wal-Mart Stores, Inc................... 32,300    1,733,541
                                                         ------------
                                                            6,830,796
                                                         ------------
          Telephone Systems - 3.0%
          AT&T Wireless Services, Inc.*.......... 24,500      201,145
          BellSouth Corp......................... 24,600      655,098
          SBC Communications, Inc................ 35,077      896,217
          Verizon Communications, Inc............ 46,938    1,851,704
                                                         ------------
                                                            3,604,164
                                                         ------------
          Textiles, Clothing & Fabrics - 1.8%
          Jones Apparel Group, Inc.*............. 32,300      945,098
          NIKE, Inc. - Class B................... 22,100    1,182,129
                                                         ------------
                                                            2,127,227
                                                         ------------
          U.S. Government Agency - 1.5%
          Freddie Mac............................ 34,800    1,766,796
                                                         ------------
          Total Common Stocks (Cost $113,694,719)         117,359,892
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Short-Term Investments - 2.5%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/03 at 0.10% to be
         repurchased at $2,708,008 on 07/01/03
         collateralized by $2,470,000 FNMA 5.25%
         due 04/15/07 with a value of
         $2,766,400.............................. $2,708,000 $  2,708,000
       U.S. Treasury Note,
         3.000%, due 11/30/03....................    230,000      232,013
                                                             ------------
       Total Short-Term Investments
       (Cost $2,941,418)                                        2,940,013
                                                             ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $116,636,137)                                    120,299,905

       Other Assets and Liabilities (net) - 0.0%                   33,333
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $120,333,238
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 83.2%
      Advertising - 0.8%
      Interpublic Group of Companies, Inc.,
        Convertible 1.870%, due 06/01/06........ $ 1,500,000 $  1,314,375
      Lamar Advertising Co., Convertible 2.875%,
        due 12/31/10............................   2,500,000    2,521,875
      R. H. Donnelley Financial Corp. I 10.875%,
        due 12/15/12 (144A)(a)..................   1,000,000    1,170,000
                                                             ------------
                                                                5,006,250
                                                             ------------
      Aerospace & Defense - 0.9%
      Alliant Techsystems, Inc. 8.500%, due
        05/15/11................................     750,000      836,250
      Esterline Technologies Corp. 7.750%, due
        06/15/13 (144A)(a)......................   1,500,000    1,545,000
      Raytheon Co. 6.300%, due 03/15/05.........   2,000,000    2,136,936
      Titan Corp. 8.000%, due 05/15/11
        (144A)(a)...............................   1,700,000    1,810,500
                                                             ------------
                                                                6,328,686
                                                             ------------
      Agricultural - 0.2%
      Bunge, Ltd. Financial Corp., Convertible
        3.750%, due 11/15/22....................   1,000,000    1,131,250
                                                             ------------
      Airlines - 0.5%
      AMR Corp.
        9.000%, due 08/01/12(b).................   2,000,000    1,370,000
       9.000%, due 09/15/16(b)..................     150,000       98,250
      Continental Airlines, Inc. 6.703%, due
        06/15/21................................     186,231      180,646
      Delta Air Lines, Inc.
        7.900%, due 12/15/09(b).................     100,000       80,000
       10.375%, due 02/01/11(b).................   1,250,000    1,012,500
       8.300%, due 12/15/29.....................     500,000      355,000
                                                             ------------
                                                                3,096,396
                                                             ------------
      Apparel Retailers - 0.8%
      Foot Locker, Inc. 8.500%, due 01/15/22....   1,110,000    1,161,338
      Saks, Inc. 9.875%, due 10/01/11...........   3,500,000    3,955,000
                                                             ------------
                                                                5,116,338
                                                             ------------
      Automotive - 2.7%
      ArvinMeritor, Inc. 8.750%, due
        03/01/12................................   2,500,000    2,812,500
      Collins & Aikman Corp. 11.500%, due
        04/15/06(b).............................   1,800,000    1,422,000
      Dana Corp.
       6.500%, due 03/01/09(b)..................     350,000      342,125
       10.125%, due 03/15/10(b).................   2,000,000    2,215,000
       7.000%, due 03/01/29 (b).................     725,000      635,281
      Delco Remy International, Inc. 11.000%,
        due 05/01/09............................   1,500,000    1,027,500
      Dura Operating Corp. 9.000%, due
        05/01/09(b).............................   1,500,000    1,387,500

       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Automotive - continued
       General Motors Corp. 7.125%, due
         07/15/13................................ $  725,000 $    722,151
       Goodyear Tire & Rubber Co. 7.857%, due
         08/15/11(b).............................    750,000      551,250
       Navistar International Corp., Series B
         9.375%, due 06/01/06....................  1,000,000    1,092,500
       Oshkosh Truck Corp. 8.750%, due
         03/01/08................................  1,960,000    2,043,300
       Tenneco Automotive, Inc. 10.250%, due
         07/15/13 (144A)(a)......................    700,000      712,250
       Tenneco Automotive, Inc., Series B
         11.625%, due 10/15/09(b)................  1,500,000    1,335,000
       TRW Automotive, Inc. 9.375%, due
         02/15/13 (144A)(a)......................  2,000,000    2,180,000
                                                             ------------
                                                               18,478,357
                                                             ------------
       Banking - 0.4%
       Regions Financial Corp. 7.000%, due
         03/01/11................................  1,500,000    1,792,557
       Wachovia Corp. 6.605%, due 10/01/25.......  1,000,000    1,135,537
                                                             ------------
                                                                2,928,094
                                                             ------------
       Beverages, Food & Tobacco - 3.0%
       American Seafoods Group LLC 10.125%, due
         04/15/10................................  1,000,000    1,140,000
       ConAgra Foods, Inc. 6.000%, due
         09/15/06................................  1,000,000    1,108,768
       Corn Products International, Inc. 8.450%,
         due 08/15/09............................  1,250,000    1,431,250
       Dean Foods Co. 6.625%, due 05/15/09.......  2,000,000    2,090,000
       Del Monte Corp.
        9.250%, due 05/15/11.....................  1,500,000    1,612,500
        8.625%, due 12/15/12 (144A)(a)...........    750,000      798,750
       Dole Food Co., Inc.
        8.875%, due 03/15/11 (144A)(a)...........    800,000      852,000
        8.750%, due 07/15/13(b)..................  2,000,000    2,155,000
       General Mills, Inc. 1.764%, due 10/28/22
         (144A)(a)+..............................  1,500,000    1,070,625
       Land O Lakes, Inc. 8.750%, due
         11/15/11(b).............................  1,000,000      805,000
       Le-Natures, Inc. 9.000%, due 06/15/13
         (144A)(a)...............................  1,000,000    1,035,000
       Merisant Co. 9.500%, due 07/15/13
         (144A)(a)...............................    600,000      624,000
       Michael Foods, Inc., Series B 11.750%, due
         04/01/11................................    500,000      577,500
       Nestle Holdings, Inc. 3.000%, due
         05/09/05................................  3,240,000    3,598,344
       Smithfield Foods, Inc. 7.750%, due
         05/15/13 (144A)(a)......................    850,000      915,875
                                                             ------------
                                                               19,814,612
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Building Materials - 0.3%
       American Standard, Inc.
        8.250%, due 06/01/09................... $ 1,500,000 $  1,738,125
        7.625%, due 02/15/10...................     500,000      570,000
                                                            ------------
                                                               2,308,125
                                                            ------------
       Cable - 2.4%
       Century Communications Corp. 8.375%,
         due 11/15/17(c).......................     700,000      455,000
       Century Communications Corp., Class A
         9.500%, due 03/01/05(c)...............   1,850,000    1,202,500
       Charter Communications Holdings
         10.000%, due 04/01/09.................   4,250,000    3,272,500
       Charter Communications Holdings
         0.000%/11.750%, due 05/15/11++........     350,000      178,500
       Comcast Corp. 5.850%, due 01/15/10......   1,500,000    1,653,157
       Comcast Corp., Class A 10.625%, due
         07/15/12..............................     500,000      664,004
       CSC Holdings, Inc.
        7.625%, due 04/01/11...................     150,000      152,250
        10.500%, due 05/15/16(b)...............     300,000      328,500
        7.625%, due 07/15/18...................     900,000      902,250
       CSC Holdings, Inc., Series B 8.125%, due
         08/15/09..............................   1,500,000    1,560,000
       FrontierVision Operating Partners, L.P.
         11.000%, due 10/15/06(b)(c)...........   1,000,000    1,000,000
       FrontierVision Operating Partners,
         L.P., Series B 11.875%, due
         09/15/07(c)...........................   1,000,000      805,000
       Mediacom LLC 8.500%, due
         04/15/08(b)...........................   3,000,000    3,045,000
       Renaissance Media Group LLC
         0.000%/10.000%, due 04/15/08++........     750,000      744,375
                                                            ------------
                                                              15,963,036
                                                            ------------
       Chemicals - 3.0%
       Airgas, Inc. 9.125%, due 10/01/11.......   1,000,000    1,117,500
       ARCO Chemical Co. 9.800%, due
         02/01/20(b)...........................   1,032,000      913,320
       Borden, Inc.
        9.200%, due 03/15/21...................     450,000      297,000
        7.875%, due 02/15/23...................     450,000      294,750
       Ferro Corp. 9.125%, due 01/01/09........   1,000,000    1,175,988
       Huntsman ICI Chemicals LLC 10.125%, due
         07/01/09..............................   1,960,000    1,891,400
       IMC Global, Inc. 6.550%, due 01/15/05...   1,500,000    1,567,500
       IMC Global, Inc., Series B 11.250%, due
         06/01/11..............................   3,150,000    3,291,750
       International Flavors & Fragrances, Inc.
         6.450%, due 05/15/06..................     750,000      837,894
       Johnson Diversey, Inc., Series B 9.625%,
         due 05/15/12..........................   2,000,000    2,245,000

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Chemicals - continued
      Lyondell Chemical Co., Series A 9.625%,
        due 05/01/07............................ $ 3,000,000 $  2,955,000
      Methanex Corp. 8.750%, due 08/15/12.......     500,000      562,500
      Scotts Co. 8.625%, due 01/15/09...........   1,000,000    1,075,000
      Solutia, Inc.
       7.375%, due 10/15/27(b)..................     200,000      103,000
       6.720%, due 10/15/37.....................   1,000,000      805,000
      Texas Petrochemical Corp. 11.125%, due
        07/01/06................................     875,000      240,625
      United Industries Corp. 9.875%, due
        04/01/09 (144A)(a)......................     750,000      795,000
                                                             ------------
                                                               20,168,227
                                                             ------------
      Commercial Services - 3.2%
      Acxiom Corp., Convertible 3.750%, due
        02/15/09................................   2,375,000    2,662,969
      Allied Waste North America, Inc.
       7.875%, due 01/01/09.....................   3,000,000    3,153,750
       10.000%, due 08/01/09(b).................   2,000,000    2,135,000
      Allied Waste North America, Inc., Series B
        7.875%, due 04/15/13....................   1,475,000    1,550,594
      American Color Graphics, Inc. 10.000%,
        due 06/15/10 (144A)(a)..................   2,000,000    2,000,000
      Avis Group Holdings, Inc. 11.000%, due
        05/01/09................................   1,500,000    1,687,500
      Dun & Bradstreet Corp. 6.625%, due
        03/15/06................................     500,000      544,913
      First Data Corp., Convertible 2.000%, due
        03/01/08................................   3,000,000    3,360,000
      Iron Mountain, Inc.
       8.625%, due 04/01/13.....................   2,500,000    2,687,500
       7.750%, due 01/15/15.....................   1,000,000    1,062,500
      Unicco Service Co., Series B 9.875%, due
        10/15/07................................     622,000      482,050
                                                             ------------
                                                               21,326,776
                                                             ------------
      Communications - 3.6%
      Corning, Inc. 7.000%, due 03/15/07........   1,000,000    1,006,250
      Corning, Inc., Convertible 3.500%, due
        11/01/08................................   2,500,000    2,696,875
      Crown Castle International Corp. 10.750%,
        due 08/01/11(b).........................     750,000      821,250
      L-3 Communications Corp. 7.625%, due
        06/15/12................................   2,000,000    2,210,000
      L-3 Communications Holdings, Inc.
        0.000%/4.000%, due 09/15/11++...........   3,500,000    3,661,875
      Lucent Technologies, Inc. 6.450%, due
        03/15/29................................   1,250,000      862,500
      Nextel Communications, Inc.
       12.000%, due 11/01/08(b).................     400,000      432,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Communications - continued
       9.375%, due 11/15/09(b).................. $   600,000 $    647,250
       5.250%, due 01/15/10.....................   2,500,000    2,362,500
       9.500%, due 02/01/11.....................   3,000,000    3,337,500
      Nextel Communications, Inc. 0.000%/
        9.950%, due 02/15/08++..................   1,200,000    1,260,000
      Nortel Networks, Ltd. 6.125%, due
        02/15/06(b).............................   2,500,000    2,437,500
      RF Micro Devices, Inc. 1.500%, due
        07/01/10 (144A)(a)......................   1,300,000    1,317,875
      SBA Communications Corp. 10.250%, due
        02/01/09................................     500,000      462,500
      Susquehanna Media Co. 7.375%, due
        04/15/13................................     400,000      422,000
                                                             ------------
                                                               23,937,875
                                                             ------------
      Computer Software & Processing - 2.2%
      Affiliated Computer Services, Inc.,
        Convertible 3.500%, due 02/15/06........     750,000      886,875
      BEA Systems, Inc., Convertible 4.000%, due
        12/15/06................................   2,500,000    2,421,875
      Cooperative Computing, Inc. 10.500%, due
        06/15/11 (144A)(a)......................     700,000      721,000
      Juniper Networks, Inc. 4.750%, due
        03/15/07................................   1,000,000      948,750
      Mentor Graphics Corp., Convertible
        6.875%, due 06/15/07....................   4,000,000    4,440,000
      Mercury Interactive Corp. 4.750%, due
        07/01/07................................   2,000,000    1,982,500
      Unisys Corp. 8.125%, due 06/01/06.........   1,000,000    1,075,000
      Wind River Systems, Inc., Convertible
        3.750%, due 12/15/06....................   2,500,000    2,175,000
                                                             ------------
                                                               14,651,000
                                                             ------------
      Computers & Information - 0.5%
      Maxtor Corp. 6.800%, due 04/30/10
        (144A)(a)...............................     730,000      843,150
      Quantum Corp., Convertible 7.000%, due
        08/01/04................................   1,075,000    1,088,438
      Seagate Technology HDD Holdings 8.000%,
        due 05/15/09............................   1,500,000    1,631,250
                                                             ------------
                                                                3,562,838
                                                             ------------
      Containers - 3.0%
      AEP Industries, Inc. 9.875%, due
        11/15/07(b).............................   1,500,000    1,387,500
      Anchor Glass Container Corp. 11.000%,
        due 02/15/13 (144A)(a)..................   3,000,000    3,292,500
      BWay Corp. 10.000%, due 10/15/10
        (144A)(a)...............................   4,000,000    4,080,000
      Four M Corp., Series B 12.000%, due
        06/01/06................................     350,000      353,500

       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Containers - continued
       Graphic Packaging Corp. 8.625%, due
         02/15/12............................... $ 2,000,000 $  2,050,000
       Jefferson-Smurfit Corp. 7.500%, due
         06/01/13 (144A)(a).....................   1,500,000    1,537,500
       Owens Brockway Glass Container, Inc.
        8.875%, due 02/15/09....................   3,500,000    3,815,000
        7.750%, due 05/15/11 (144A)(a)..........   1,000,000    1,062,500
       Plastipak Holdings, Inc. 10.750%, due
         09/01/11...............................     815,000      876,125
       Portola Packaging, Inc. 10.750%, due
         10/01/05...............................     500,000      505,000
       TriMas Corp. 9.875%, due 06/15/12(b).....   1,025,000    1,055,750
                                                             ------------
                                                               20,015,375
                                                             ------------
       Electric Utilities - 2.3%
       AES Corp. (The)
        9.375%, due 09/15/10(b).................     450,000      454,500
        8.875%, due 02/15/11....................     615,000      604,237
        8.750%, due 05/15/13 (144A)(a)..........   2,000,000    2,090,000
       Calpine Corp.
        7.875%, due 04/01/08....................   2,300,000    1,771,000
        8.500%, due 02/15/11(b).................   4,000,000    3,020,000
       Kansas City Power & Light Co. 7.125%, due
         12/15/05...............................     500,000      556,887
       Mirant Americas Generation LLC 7.625%,
         due 05/01/06(b)........................     500,000      387,500
       Nevada Power Co., Series A 8.250%, due
         06/01/11...............................     200,000      211,000
       PP&L, Inc. 6.550%, due 03/01/06..........   1,250,000    1,388,166
       PSE&G Energy Holdings, Inc. 8.500%, due
         06/15/11(b)............................   1,500,000    1,615,316
       TXU Corp., Series J 6.375%, due
         06/15/06(b)............................   2,500,000    2,671,875
       Virginia Electric & Power Co. - Series A
         7.000%, due 01/01/24...................     700,000      734,292
                                                             ------------
                                                               15,504,773
                                                             ------------
       Electronics - 1.7%
       Agilent Technologies, Inc., Convertible
         3.000%, due 12/01/21^..................   1,000,000      977,500
       Analog Devices, Inc., Convertible 4.750%,
         due 10/01/05...........................   1,050,000    1,073,625
       Checkpoint Systems, Inc., Convertible
         5.250%, due 11/01/05 (144A)(a).........   1,250,000    1,271,875
       EDO Corp., Convertible 5.250%, due
         04/15/07...............................   1,450,000    1,464,500
       Lam Research Corp., Convertible 4.000%,
         due 06/01/06...........................   1,250,000    1,220,313
       LSI Logic Corp., Convertible 4.000%, due
         11/01/06...............................   2,000,000    1,870,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Electronics - continued
       Sanmina-SCI Corp. 10.375%, due 01/15/10
         (144A)(a)............................. $ 1,500,000 $  1,680,000
       Thermo Electron Corp., Convertible
         4.000%, due 01/15/05..................   1,500,000    1,501,875
       Vitesse Semiconductor Corp. 4.000%, due
         03/15/05..............................   1,750,000    1,634,062
                                                            ------------
                                                              12,693,750
                                                            ------------

       Energy - 0.3%
       PPL Energy Supply LLC 6.400%, due
         11/01/11(b)...........................   2,000,000    2,224,636
                                                            ------------
       Entertainment & Leisure - 3.9%
       AMC Entertainment, Inc. 9.500%, due
         03/15/09..............................   1,550,000    1,592,625
       Boyd Gaming Corp. 8.750%, due
         04/15/12..............................   3,000,000    3,300,000
       Chumash Casino & Resort 9.000%, due
         07/15/10 (144A)(a)....................     300,000      325,500
       Cinemark USA, Inc. 9.000%, due 02/01/13
         (144A)(a).............................   1,750,000    1,907,500
       Harrah's Operation Co., Inc. 7.500%, due
         01/15/09..............................   1,700,000    2,016,548
       Isle of Capri Casinos, Inc. 9.000%, due
         03/15/12(b)...........................   3,000,000    3,285,000
       Mandalay Resort Group 9.375%, due
         02/15/10(b)...........................   2,000,000    2,270,000
       Mohegan Tribal Gaming Authority 8.750%,
         due 01/01/09(b).......................   3,000,000    3,247,500
       Royal Caribbean Cruises, Ltd.
        8.000%, due 05/15/10...................   1,000,000    1,045,000
        7.500%, due 10/15/27...................     800,000      712,000
       Six Flags, Inc. 9.500%, due 02/01/09(b)    2,000,000    1,980,000
       Turning Stone Casino Resort Enterprise
         9.125%, due 12/15/10 (144A)(a)........   1,500,000    1,606,875
       Venetian Casino Resort 11.000%, due
         06/15/10(b)...........................   2,000,000    2,265,000
       Worldspan LP/WS Financial Corp. 9.625%,
         due 06/15/11 (144A)(a)................     350,000      362,250
                                                            ------------
                                                              25,915,798
                                                            ------------
       Financial Services - 1.9%
       BISYS Group, Inc. 4.000%, due
         03/15/06..............................   4,500,000    4,449,375
       Ford Motor Credit Co. 7.250%, due
         10/25/11(b)...........................   3,000,000    3,089,010
       Franklin Resources, Inc. 3.700%, due
         04/15/08..............................     900,000      921,997
       GATX Financial Corp. 8.875%, due
         06/01/09..............................   2,000,000    2,151,404

       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Financial Services - continued
       Qwest Capital Funding, Inc. 5.875%, due
         08/03/04............................... $ 2,000,000 $  1,925,000
                                                             ------------
                                                               12,536,786
                                                             ------------

       Food Retailers - 2.0%
       Ahold Finance USA, Inc. 8.250%, due
         07/15/10(b)............................   2,000,000    2,060,000
       B & G Foods, Inc. 9.625%, due 08/01/07...   2,000,000    2,070,000
       Dominos, Inc. 8.250%, due 07/01/11
         (144A)(a)..............................     750,000      778,125
       Great Atlantic & Pacific Tea Co., Inc.
        7.750%, due 04/15/07....................     750,000      705,000
        9.125%, due 12/15/11....................   1,500,000    1,410,000
       Ingles Markets, Inc. 8.875%, due
         12/01/11...............................   2,250,000    2,275,312
       Roundys, Inc., Series B 8.875%, due
         06/15/12...............................   1,500,000    1,575,000
       Stater Brothers Holdings, Inc. 10.750%,
         due 08/15/06...........................   2,000,000    2,115,000
                                                             ------------
                                                               12,988,437
                                                             ------------
       Forest Products & Paper - 3.1%
       Bowater, Inc. 6.500%, due 06/15/13
         (144A)(a)..............................   3,000,000    2,851,515
       Buckeye Technologies, Inc. 8.000%, due
         10/15/10...............................   3,000,000    2,820,000
       Fonda Group, Inc., Series B 9.500%, due
         03/01/07...............................     250,000      141,250
       Georgia-Pacific Corp.
        9.375%, due 02/01/13 (144A)(a)..........     250,000      276,875
        8.250%, due 03/01/23....................   4,000,000    3,670,000
       International Paper Co. 8.125%, due
         07/08/05...............................   1,000,000    1,115,416
       Longview Fibre Co. 10.000%, due
         01/15/09(b)............................   1,500,000    1,672,500
       Smurfit-Stone Container Corp. 8.250%, due
         10/01/12...............................   1,750,000    1,885,625
       Stone Container Corp.
        9.250%, due 02/01/08....................   1,000,000    1,095,000
        8.375%, due 07/01/12....................     600,000      646,500
       Temple-Inland, Inc. 7.875%, due
         05/01/12...............................   1,250,000    1,493,475
       Weyerhaeuser Co. 6.125%, due
         03/15/07...............................   2,500,000    2,767,810
                                                             ------------
                                                               20,435,966
                                                             ------------
       Health Care Products - 2.2%
       Abgenix, Inc. 3.500%, due 03/15/07.......   1,225,000    1,025,937
       Alliance Imaging, Inc. 10.375%, due
         04/15/11(b)............................   2,500,000    2,625,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ---------------------------------------------------------------------

     Health Care Products - continued
     Fresenius Med Cap Trust II 7.875%, due
       02/01/08.................................. $ 1,050,000 $  1,107,750
     Hanger Orthopedic Group, Inc. 10.375%,
       due 02/15/09..............................   1,000,000    1,110,000
     Medex, Inc. 8.875%, due 05/15/13
       (144A)(a).................................   3,500,000    3,648,750
     Medtronic, Inc., Convertible 1.250%, due
       09/15/21..................................   1,500,000    1,563,750
     PerkinElmer, Inc. 8.875%, due 01/15/13
       (144A)(a).................................   3,500,000    3,815,000
                                                              ------------
                                                                14,896,187
                                                              ------------
     Health Care Providers & Services - 4.8%
     Allergan, Inc., Convertible 0.117%, due
       11/06/22+.................................   1,500,000    1,464,375
     Ameripath, Inc. 10.500%, due 04/01/13
       (144A)(a).................................     885,000      953,588
     Cole National Group, Inc. 8.875%, due
       05/15/12..................................   1,500,000    1,451,250
     Coventry Health Care, Inc. 8.125%, due
       02/15/12..................................   1,500,000    1,635,000
     Extendicare Health Services, Inc. 9.500%,
       due 07/01/10..............................   2,000,000    2,110,000
     HCA, Inc.
      7.690%, due 06/15/25.......................   1,500,000    1,564,277
      7.050%, due 12/01/27.......................     300,000      291,649
     HealthSouth Corp.
      10.750%, due 10/01/08(b)(c)................     500,000      262,500
      8.375%, due 10/01/11(b)(c).................   1,500,000    1,185,000
     IASIS Healthcare Corp. 8.500%, due
       10/15/09 (144A)(a)........................   1,500,000    1,522,500
     Lifepoint Hospitals, Inc., Convertible
       4.500%, due 06/01/09......................   4,000,000    3,885,000
     Manor Care, Inc. 6.250%, due 05/01/13
       (144A)(a).................................     250,000      260,000
     PacifiCare Health Systems, Inc. 10.750%,
       due 06/01/09..............................   3,000,000    3,457,500
     Prime Medical Services, Inc. 8.750%, due
       04/01/08..................................   1,500,000    1,417,500
     Rotech Healthcare, Inc. 9.500%, due
       04/01/12..................................   2,000,000    2,065,000
     Tenet Healthcare Corp. 7.375%, due
       02/01/13(b)...............................   2,500,000    2,425,000
     Triad Hospitals, Inc., Series B 8.750%, due
       05/01/09..................................   1,000,000    1,068,750
     UnitedHealth Group, Inc. 4.875%, due
       04/01/13..................................   1,500,000    1,573,441
     Universal Health Services, Inc., Convertible
       0.426%, due 06/23/20......................   5,750,000    3,414,062
                                                              ------------
                                                                32,006,392
                                                              ------------

      --------------------------------------------------------------------
      Security                                         Par       Value
      Description                                     Amount    (Note 2)
      --------------------------------------------------------------------
      Heavy Machinery - 1.0%
      Briggs & Stratton Corp. 8.875%, due
        03/15/11................................... $  500,000 $   580,000
      Case Corp. 7.250%, due 08/01/05..............    500,000     503,125
      Cummins, Inc. 9.500%, due 12/01/10
        (144A)(a)..................................  2,500,000   2,850,000
      JLG Industries, Inc. 8.250%, due 05/01/08
        (144A)(a)..................................  2,500,000   2,550,000
                                                               -----------
                                                                 6,483,125
                                                               -----------
      Home Construction, Furnishings & Appliances - 1.2%
      Beazer Homes USA, Inc. 8.375%, due
        04/15/12...................................  1,000,000   1,112,500
      D. R. Horton, Inc. 6.875%, due 05/01/13......  1,000,000   1,057,500
      Lennar Corp. 7.625%, due 03/01/09............  1,500,000   1,781,433
      Schuler Homes, Inc. 9.375%, due
        07/15/09...................................  1,500,000   1,702,500
      Sealy Mattress Co., Series B 9.875%, due
        12/15/07(b)................................  1,250,000   1,250,000
      William Lyon Homes, Inc. 10.750%, due
        04/01/13...................................  1,150,000   1,227,625
                                                               -----------
                                                                 8,131,558
                                                               -----------
      Industrial - Diversified - 1.3%
      Danaher Corp., Convertible 2.317%, due
        01/22/21+..................................  2,500,000   1,678,125
      Dresser, Inc. 9.375%, due 04/15/11(b)........  2,000,000   2,070,000
      Jacuzzi Brands, Inc. 9.625%, due 07/01/10
        (144A)(a)..................................  2,500,000   2,500,000
      MascoTech, Inc., Convertible 4.500%, due
        12/15/03...................................  1,250,000   1,225,000
      Tembec Industries, Inc. 7.750%, due
        03/15/12...................................  1,500,000   1,462,500
                                                               -----------
                                                                 8,935,625
                                                               -----------
      Insurance - 0.7%
      AdvancePCS 8.500%, due 04/01/08..............  2,500,000   2,700,000
      First American Corp., Convertible 4.500%, due
        04/15/08...................................  2,000,000   2,285,000
                                                               -----------
                                                                 4,985,000
                                                               -----------
      Lodging - 1.8%
      Aztar Corp. 8.875%, due 05/15/07.............  3,000,000   3,146,250
      Felcor Lodging LP 8.500%, due 06/01/11.......  2,260,000   2,288,250
      Hilton Hotels Corp. 8.250%, due
        02/15/11(b)................................  1,500,000   1,687,500
      John Q Hammons Hotels, Inc., Series B
        8.875%, due 05/15/12(b)....................  1,500,000   1,582,500
      Park Place Entertainment Corp.
       7.875%, due 12/15/05(b).....................  1,000,000   1,068,750
       9.375%, due 02/15/07........................  1,750,000   1,942,500
                                                               -----------
                                                                11,715,750
                                                               -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------
      Media-Broadcasting & Publishing - 6.4%
      Allbritton Communications Co.
       7.750%, due 12/15/12..................... $ 3,750,000 $  3,890,625
       7.750%, due 12/15/12 (144A)(a)...........     750,000      778,125
      American Media Operations, Inc., Series B
        10.250%, due 05/01/09...................   1,000,000    1,085,000
      AMFM, Inc. 8.000%, due 11/01/08...........     450,000      525,375
      AOL Time Warner, Inc. 6.125%, due
        04/15/06................................   2,000,000    2,188,584
      CBD Media/CBD Finance, Inc. 8.625%, due
        06/01/11 (144A)(a)......................     600,000      621,000
      Clear Channel Communications, Inc.
        4.625%, due 01/15/08....................   1,500,000    1,574,391
      Directv Holdings LLC 8.375%, due 03/15/13
        (144A)(a)...............................   2,500,000    2,800,000
      EchoStar DBS Corp.
       10.375%, due 10/01/07....................     600,000      667,500
       9.125%, due 01/15/09.....................   2,500,000    2,806,250
      Entercom Radio LLC/Entercom Capital, Inc.
        7.625%, due 03/01/14....................     750,000      821,250
      Houghton Mifflin Co. 8.250%, due 02/01/11
        (144A)(a)...............................   4,500,000    4,770,000
      Insight Communications Co., Inc. 0.000%/
        12.250%, due 02/15/11++.................   5,000,000    4,175,000
      Liberty Media Corp., Convertible 3.250%,
        due 03/15/31............................   4,000,000    4,180,000
      LIN Television Corp. 6.500%, due 05/15/13
        (144A)(a)...............................     900,000      902,250
      Paxson Communications Corp. 10.750%,
        due 07/15/08(b).........................   2,500,000    2,700,000
      PRIMEDIA, Inc. 8.875%, due 05/15/11.......   3,000,000    3,172,500
      Sinclair Broadcast Group, Inc. 8.750%, due
        12/15/11................................   2,000,000    2,205,000
      Sinclair Broadcast Group, Inc. 0.000%/
        4.875%, due 07/15/18(144A)(a)++.........   2,500,000    2,562,500
                                                             ------------
                                                               42,425,350
                                                             ------------
      Metals - 1.0%
      AK Steel Corp. 7.750%, due
        06/15/12(b).............................   1,500,000    1,252,500
      Armco, Inc. 9.000%, due 09/15/07..........   1,500,000    1,327,500
      Century Aluminum Co. 11.750%, due
        04/15/08................................   1,500,000    1,537,500
      Oregon Steel Mills, Inc. 10.000%, due
        07/15/09(b).............................     750,000      678,750
      Timken Co. 5.750%, due 02/15/10...........   1,500,000    1,581,379
                                                             ------------
                                                                6,377,629
                                                             ------------
      Mining - 0.2%
      Peabody Energy Corp. 6.875%, due
        03/15/13 (144A)(a)......................   1,000,000    1,052,500
                                                             ------------

      --------------------------------------------------------------------
      Security                                       Par         Value
      Description                                   Amount      (Note 2)
      --------------------------------------------------------------------
      Miscellaneous - 0.3%
      American Greetings Corp. 11.750%, due
        07/15/08(b).............................. $   750,000 $    877,500
                                                              ------------
      Office Equipment - 0.2%
      Xerox Corp. 5.500%, due 11/15/03(b)........   1,525,000    1,540,250
                                                              ------------
      Oil & Gas - 6.7%
      Chesapeake Energy Corp. 8.375%, due
        11/01/08.................................   1,000,000    1,087,500
      Chesapeake Energy Corp., Series B 8.500%,
        due 03/15/12.............................     500,000      531,250
      Cooper Cameron Corp., Convertible
        1.750%, due 05/17/21.....................   1,000,000    1,002,500
      Dynegy Holdings, Inc. 8.125%, due
        03/15/05.................................   3,000,000    2,932,500
      El Paso Production Holding Co. 7.750%,
        due 06/01/13 (144A)(a)...................   2,000,000    2,005,000
      Forest Oil Corp. 8.000%, due 06/15/08......   1,500,000    1,612,500
      Hanover Compressor Co., Convertible
        4.750%, due 03/15/08.....................   3,000,000    2,703,750
      Houston Exploration Co. 7.000%, due
        06/15/13 (144A)(a).......................     700,000      726,250
      Kerr-McGee Corp., Convertible 5.250%, due
        02/15/10.................................   3,000,000    3,225,000
      Key Energy Services, Inc. 6.375%, due
        05/01/13.................................     475,000      484,500
      Key Energy Services, Inc., Series C 8.375%,
        due 03/01/08.............................   1,000,000    1,090,000
      Magnum Hunter Resources, Inc. 9.600%,
        due 03/15/12.............................   2,000,000    2,210,000
      Northwest Pipeline Corp. 8.125%, due
        03/01/10.................................   1,500,000    1,620,000
      Nuevo Energy Co., Series B
       9.500%, due 06/01/08(b)...................     155,000      163,331
       9.375%, due 10/01/10......................     600,000      649,500
      Ocean Energy, Inc. 7.500%, due
        09/15/27.................................     250,000      297,700
      Parker Drilling Co., Series B 10.125%, due
        11/15/09(b)..............................   2,000,000    2,170,000
      Parker Drilling Co., Convertible 5.500%,
        due 08/01/04(b)..........................   1,000,000    1,003,750
      Pennzoil-Quaker State Co. 10.000%, due
        11/01/08.................................     488,000      599,451
      Pioneer Natural Resources Co. 6.500%, due
        01/15/08.................................     500,000      545,205
      Pioneer Natural Resources Co., Series A
        7.200%, due 01/15/28.....................   1,510,000    1,655,074
      Pogo Producing Co. 8.750%, due
        05/15/07.................................     500,000      517,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ---------------------------------------------------------------------

     Oil & Gas - continued
     Reliant Resources, Inc. 9.500%, due
       07/15/13 (144A)(a)........................ $ 2,000,000 $  2,025,000
     SEMCO Energy, Inc. 7.125%, due 05/15/08
       (144A)(a).................................   1,000,000    1,050,000
     Sonat, Inc.
      6.875%, due 06/01/05.......................   2,000,000    1,970,000
      7.625%, due 07/15/11.......................   1,500,000    1,372,500
     Stone Energy Corp. 8.250%, due 12/15/11.....     750,000      795,000
     Swift Energy Co. 9.375%, due 05/01/12.......   1,250,000    1,365,625
     Teco Energy, Inc. 7.500%, due 06/15/10......   3,000,000    3,075,000
     Williams Cos, Inc.
      8.625%, due 06/01/10.......................   1,250,000    1,312,500
      7.875%, due 09/01/21.......................   2,500,000    2,450,000
     XTO Energy, Inc. 6.250%, due 04/15/13
       (144A)(a).................................     350,000      373,625
                                                              ------------
                                                                44,621,511
                                                              ------------
     Pharmaceuticals - 1.8%
     Alpharma, Inc. 8.625%, due 05/01/11
       (144A)(a).................................   2,750,000    2,901,250
     Cell Therapeutics, Inc., Convertible 5.750%,
       due 06/15/08..............................     441,000      529,751
     Cephalon, Inc., Convertible 2.500%, due
       12/15/06..................................   1,725,000    1,597,781
     Enzon Pharmaceuticals, Inc., Convertible
       4.500%, due 07/01/08......................   3,000,000    2,475,000
     Human Genome Sciences, Inc., Convertible
       3.750%, due 03/15/07......................     970,000      805,100
     Teva Pharmaceutical Finance B.V.,
       Convertible 0.375%, due 11/15/22..........   2,800,000    3,941,000
                                                              ------------
                                                                12,249,882
                                                              ------------
     Real Estate - 1.1%
     EOP Operating LP, Convertible 7.250%, due
       11/15/08^.................................     500,000      531,875
     Host Marriott Corp. (REIT), Series B
       7.875%, due 08/01/08......................   1,250,000    1,275,000
     Host Marriott LP (REIT), Series E 8.375%,
       due 02/15/06(b)...........................     300,000      312,000
     Host Marriott LP (REIT), Series G 9.250%,
       due 10/01/07(b)...........................   2,250,000    2,430,000
     JDN Realty Corp. (REIT) 6.950%, due
       08/01/07..................................     300,000      334,768
     Senior Housing Properties Trust (REIT)
       7.875%, due 04/15/15......................   1,000,000    1,025,000
     TriNet Corporate Realty Trust, Inc. (REIT)
       7.950%, due 05/15/06......................     350,000      370,125

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Real Estate - continued
      Ventas Realty LP (REIT) 8.750%, due
        05/01/09................................ $ 1,000,000 $  1,085,000
                                                             ------------
                                                                7,363,768
                                                             ------------
      Retailers - 2.2%
      Costco Wholesale Corp. 1.241%, due
        08/19/17+...............................   2,550,000    2,138,812
      Dillard's, Inc. 6.300%, due 02/15/08......   1,700,000    1,636,250
      Dollar General Corp. 8.625%, due
        06/15/10................................     350,000      388,938
      JC Penney, Inc.
       8.000%, due 03/01/10.....................   1,000,000    1,052,500
       6.875%, due 10/15/15 (b).................   1,750,000    1,646,050
       7.650%, due 08/15/16.....................     600,000      588,000
       7.950%, due 04/01/17.....................   1,500,000    1,492,500
      Office Depot, Inc. 10.000%, due
        07/15/08................................     500,000      596,250
      Remington Arms Co. 10.500%, due
        02/01/11 (144A) (a).....................   1,000,000    1,050,000
      Rite Aid Corp. 8.125%, due 05/01/10
        (144A) (a)..............................   4,000,000    4,160,000
                                                             ------------
                                                               14,749,300
                                                             ------------
      Telephone Systems - 3.2%
      Alamosa Delaware, Inc.
       12.500%, due 02/01/11....................     850,000      701,250
       13.625%, due 08/15/11....................   1,000,000      845,000
      Alamosa Holdings, Inc. 0.000%/12.875%,
        due 02/15/10++..........................     750,000      438,750
      Block Communications, Inc. 9.250%, due
        04/15/09................................   2,000,000    2,190,000
      Centennial Cell/Communications Corp.
        10.125%, due 06/15/13 (144A) (a)........   1,000,000      995,000
      Dobson Communications Corp. 10.875%,
        due 07/01/10............................     800,000      868,000
      Level 3 Communications Corp. 11.000%,
        due 03/15/08 (b)........................   1,500,000    1,462,500
      Nextel Partners, Inc. 8.125%, due 07/01/11
        (144A) (a)..............................     850,000      852,125
      Qwest Services Corp. 13.500%, due
        12/15/10 (144A) (a).....................   3,000,000    3,405,000
      Rural Cellular Corp. 9.750%, due
        01/15/10................................   3,000,000    2,670,000
      TeleCorp PCS, Inc. 10.625%, due
        07/15/10................................   1,000,000    1,212,500
      TeleCorp PCS, Inc. 0.000%/11.625%, due
        04/15/09++..............................     731,000      760,240
      Triton PCS, Inc. 0.000%/11.000%, due
        05/01/08++..............................   4,000,000    4,260,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Telephone Systems - continued
       VoiceStream Wireless Corp. 10.375%, due
         11/15/09............................... $   325,000 $    379,437
                                                             ------------
                                                               21,039,802
                                                             ------------
       Textiles, Clothing & Fabrics - 0.9%
       Interface, Inc. 9.500%,
         due 11/15/05(b)........................   1,000,000      855,000
       Levi Strauss & Co.
        11.625%, due 01/15/08(b)................     400,000      345,000
        12.250%, due 12/15/12...................   1,750,000    1,465,625
       Oxford Industries, Inc. 8.875%, due
         06/01/11 (144A)(a).....................   1,000,000    1,055,000
       Phillips-Van Heusen Corp. 8.125%, due
         05/01/13 (144A)(a).....................     750,000      773,438
       Tommy Hilfiger USA, Inc. 6.850%, due
         06/01/08...............................   1,500,000    1,500,000
                                                             ------------
                                                                5,994,063
                                                             ------------
       Transportation - 0.2%
       Offshore Logistics, Inc. 6.125%, due
         06/15/13 (144A)(a).....................   1,100,000    1,108,250
                                                             ------------
       U.S. Government Agency Mortgage Backed Securities - 3.1%
       Federal Home Loan Mortgage Corp.
         5.500%, due 07/15/06(b)................  10,000,000   11,074,190
       Federal National Mortgage Assoc.
        7.000%, due 09/01/29....................     525,501      553,837
        7.000%, due 03/01/32....................     965,579    1,017,150
        7.000%, due 05/01/32....................   3,807,840    4,011,216
        6.000%, due 12/01/32....................   3,607,425    3,751,415
                                                             ------------
                                                               20,407,808
                                                             ------------
       Water Companies - 0.1%
       National Waterworks, Inc., - Series B
         10.500%, due 12/01/12..................     400,000      444,500
                                                             ------------
       Total Domestic Bonds & Debt Securities
         (Cost $526,805,634)....................              553,539,131
                                                             ------------

       Foreign Bonds & Debt Securities - 3.9%
       Argentina - 0.1%
       Telefonica de Argentina S.A., 9.125%, due
         05/07/08 (144A)(a).....................     500,000      447,500
                                                             ------------
       Bermuda - 0.4%
       Comcast UK Cable Partners, Ltd.
         0.000%/11.200%, due 11/15/07++.........   2,500,000    2,453,125
                                                             ------------
       Brazil - 0.0%
       Globo Comunicacoes Participacao
         10.625%, due 12/05/08
         (144A)(a)(c)...........................     750,000      268,125
                                                             ------------

     ---------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ---------------------------------------------------------------------

     Canada - 1.4%
     Abitibi-Consolidated, Inc. (Yankee)
       8.550%, due 08/01/10(b)................... $ 3,000,000 $  3,365,907
     Biovail Corp., (Yankee) 7.875%, due
       04/01/10..................................   1,700,000    1,810,500
     Rogers Cantel, Inc., (Yankee) 8.300%, due
       10/01/07..................................   1,500,000    1,546,875
     Rogers Wireless Communications, Inc.
       9.625%, due 05/01/11......................   1,000,000    1,155,000
     Tembec Industries, Inc., (Yankee) 8.625%,
       due 06/30/09..............................   1,500,000    1,488,750
                                                              ------------
                                                                 9,367,032
                                                              ------------
     France - 0.3%
     Vivendi Universal S.A. 9.250%, due
       04/15/10 (144A)(a)........................   1,750,000    1,999,375
                                                              ------------
     Ireland - 0.3%
     MDP Acquisitions Plc 9.625%, due
       10/01/12..................................   1,850,000    2,053,500
                                                              ------------
     Mexico - 0.4%
     Gruma S.A. de C.V., (Yankee) 7.625%, due
       10/15/07(b)...............................     500,000      547,500
     Petroleos Mexicanos 8.625%, due 12/01/23
       (144A)(a).................................     700,000      803,250
     TV Azteca S.A. de C.V., - Series B, (Yankee)
       10.500%, due 02/15/07.....................   1,500,000    1,488,750
                                                              ------------
                                                                 2,839,500
                                                              ------------
     Netherlands - 0.5%
     ASML Holding N.V., Convertible 5.750%,
       due 10/15/06..............................   1,350,000    1,378,688
     STMicroelectronics N.V., Convertible
       1.870%, due 09/22/09+.....................   2,000,000    1,765,000
                                                              ------------
                                                                 3,143,688
                                                              ------------
     United Kingdom - 0.5%
     Euramax International Plc, (Yankee)
       11.250%, due 10/01/06.....................   2,250,000    2,328,750
     Swiss Life Financial, Ltd., Convertible
       2.000%, due 05/20/05......................   1,000,000    1,088,750
                                                              ------------
                                                                 3,417,500
                                                              ------------
     Total Foreign Bonds & Debt Securities
     (Cost $24,867,252)                                         25,989,345
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                               Shares     (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 0.4%
        Communications - 0.0%
        Call-Net Enterprises, Inc. - Class B...     16,571 $     41,427
        McDATA Corp. - Class A(b)..............        440        6,455
        Microcell Telecommunications, Class A*.         40          325
        Microcell Telecommunications, Class B*.      4,849       35,945
                                                           ------------
                                                                 84,152
                                                           ------------
        Computer Services - 0.0%
        EMC Corp.*.............................     12,000      125,640
                                                           ------------
        Forest Products & Paper - 0.0%
        PT Indah Kiat Pulp & Paper Corp.*......  1,867,500       91,677
                                                           ------------
        Health Care Providers & Services - 0.3%
        Anthem, Inc., Convertible 6.000%, due
          11/15/04.............................     20,000    1,871,600
                                                           ------------
        Household Products - 0.0%
        Leiner Health Products Group, Inc.,
          Series C*(d).........................         82           82
                                                           ------------
        Insurance - 0.1%
        ACE, Ltd...............................     18,991      651,202
                                                           ------------
        Transportation - 0.0%
        Trico Marine Services, Inc.*...........     47,412      185,855
                                                           ------------
        Total Common Stocks (Cost $5,421,563)                 3,010,208
                                                           ------------

        Preferred Stocks - 4.4%
        Aerospace & Defense - 0.2%
        Raytheon Co. 8.25%(b)..................     25,000    1,431,000
                                                           ------------
        Automotive - 0.1%
        Ford Motor Co. II 6.50%................     15,000      651,750
                                                           ------------
        Communications - 0.0%
        Microcell Telecommunications - Class A,
          9.00%*...............................      4,879       36,887
                                                           ------------
        Computer Services - 0.1%
        Electronic Data Systems Corp. 7.625%...     15,000      330,750
                                                           ------------
        Electric Utilities - 0.5%
        Dominion Resources, Inc. 9.50%.........     60,000    3,537,600
        Toledo Edison Co. 4.25%................        300       21,075
                                                           ------------
                                                              3,558,675
                                                           ------------
        Electrical Equipment - 0.2%
        FPL Group, Inc. 8.00%..................     25,000    1,442,500
                                                           ------------
        Entertainment & Leisure - 0.1%
        Six Flags, Inc. 7.25%..................     30,000      591,000
                                                           ------------
        Financial Services - 0.8%
        Prudential Financial, Inc. 6.75%.......     30,000    1,678,500
        Union Pacific Capital Trust 6.25%......     55,000    2,770,625
        Washington Mutual, Inc. 5.375%.........     20,000    1,185,000
                                                           ------------
                                                              5,634,125
                                                           ------------

       -----------------------------------------------------------------
       Security                                                Value
       Description                                 Shares     (Note 2)
       -----------------------------------------------------------------
       Forest Products & Paper - 0.3%
       Temple-Inland, Inc. 7.50%................     50,000 $  2,222,500
                                                            ------------
       Media-Broadcasting & Publishing - 0.4%
       Sinclair Broadcast Group, Inc., Series D,
         6.00%..................................     52,500    2,362,500
                                                            ------------
       Medical Supplies - 0.5%
       Baxter International, Inc. 7.00%.........     65,000    3,186,300
                                                            ------------
       Metals - 0.3%
       Phelps Dodge Corp. 6.75%.................     20,000    1,980,000
                                                            ------------
       Oil & Gas - 0.2%
       Chesapeake Energy Corp.
         6.00%(144A) (a)........................     23,000    1,434,625
                                                            ------------
       Pharmaceuticals - 0.4%
       Omnicare, Inc. 4.00%*....................     50,000    2,740,000
                                                            ------------
       Real Estate - 0.2%
       Simon Property Group, Inc. - Series B,
         (REIT), 6.50%..........................     10,000    1,038,700
                                                            ------------
       Telephone Systems - 0.1%
       Sprint Corp. (FON Group) 7.125%..........     72,500      576,375
                                                            ------------
       Total Preferred Stocks (Cost $29,453,984)              29,217,687
                                                            ------------

       Warrants - 0.0%
       Communications - 0.0%
       Microcell Telecommunications (expiring
         05/01/05)*.............................      1,801          558
       Microcell Telecommunications - Class B,
         (expiring 05/01/08)*...................      3,002        1,771
                                                            ------------
                                                                   2,329
                                                            ------------
       Forest Products & Paper - 0.0%
       Asia Pulp & Paper, Ltd. (expiring
         03/15/05)*(144A)(a)(d).................        250            0
                                                            ------------
       Transportation - 0.0%
       Seabulk International, Inc. (expiring
         06/30/07)*(144A)(a)(d).................      1,423        4,269
       Seabulk International, Inc. (expiring
         12/14/03)*(d)..........................        869           18
                                                            ------------
                                                                   4,287
                                                            ------------
       Total Warrants (Cost $71,187)                               6,616
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                       Par         Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 17.8%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 06/30/03 at 0.15% to
       be repurchased at $40,867,170 on
       07/01/03 collateralized by $41,025,000
       FHLMC 1.875% due 02/15/05 with a
       value of $41,685,215..................... $40,867,000 $ 40,867,000
     State Street Navigator Securities Lending
       Prime Portfolio(e).......................  77,687,462   77,687,462
                                                             ------------
     Total Short-Term Investments
     (Cost $118,554,462)                                      118,554,462
                                                             ------------

     TOTAL INVESTMENTS - 109.7%
     (Cost $705,174,082)                                      730,317,449

     Other Assets and Liabilities (net) - (9.7%)              (64,861,703)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $665,455,746
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

+ Zero coupon bond - Interest rate represents current yield to maturity.

++Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2003.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       Percent of
               Portfolio Composition by Credit Quality Portfolio
               --------------------------------------------------
                  AAA/Government/Government Agency        19.53%
                  AA                                       0.36
                  A                                        2.49
                  BBB                                     10.62
                  BB                                      20.57
                  B                                       34.69
                  Below B                                  7.33
                  Equities/Other                           4.41
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)



       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Common Stocks - 96.8%
       Advertising - 1.3%
       Interpublic Group of Companies, Inc. (The)(a) 141,600 $  1,894,608
                                                             ------------
       Agricultural - 2.3%
       Monsanto Co.................................. 157,300    3,403,972
                                                             ------------
       Apparel Retailers - 3.9%
       Foot Locker, Inc.(a)......................... 283,600    3,757,700
       Payless ShoeSource, Inc.*.................... 164,000    2,050,000
                                                             ------------
                                                                5,807,700
                                                             ------------
       Automotive - 4.4%
       Dana Corp.................................... 242,100    2,798,676
       Genuine Parts Co............................. 115,000    3,681,150
                                                             ------------
                                                                6,479,826
                                                             ------------
       Beverages, Food & Tobacco - 3.1%
       Archer-Daniels-Midland Co.................... 232,540    2,992,790
       Smithfield Foods, Inc.*......................  69,800    1,599,816
                                                             ------------
                                                                4,592,606
                                                             ------------
       Chemicals - 7.3%
       Crompton Corp................................ 290,900    2,050,845
       Eastman Chemical Co.......................... 108,500    3,436,195
       IMC Global, Inc.............................. 280,700    1,883,497
       Potash Corporation of Saskatchewan, Inc......  40,400    2,585,600
       Solutia, Inc................................. 360,500      785,890
                                                             ------------
                                                               10,742,027
                                                             ------------
       Commercial Services - 0.2%
       R. R. Donnelley & Sons Co....................  12,400      324,136
                                                             ------------
       Computer Software & Processing - 1.5%
       Sybase, Inc.*................................ 159,900    2,224,209
                                                             ------------
       Containers & Packaging - 3.8%
       Ball Corp....................................  49,400    2,248,194
       Pactiv Corp.*................................ 171,900    3,388,149
                                                             ------------
                                                                5,636,343
                                                             ------------
       Electric Utilities - 5.6%
       Ameren Corp..................................  79,800    3,519,180
       CMS Energy Corp.(a).......................... 262,800    2,128,680
       Northeast Utilities.......................... 150,900    2,526,066
                                                             ------------
                                                                8,173,926
                                                             ------------
       Electrical Equipment - 1.3%
       Grainger (W.W.), Inc.........................  40,000    1,870,400
                                                             ------------
       Entertainment & Leisure - 1.6%
       Park Place Entertainment Corp.*.............. 265,500    2,413,395
                                                             ------------
       Forest Products & Paper - 4.6%
       Georgia-Pacific Corp......................... 215,915    4,091,589
       MeadWestvaco Corp............................ 111,400    2,751,580
                                                             ------------
                                                                6,843,169
                                                             ------------

        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Health Care Products - 2.2%
        Bausch & Lomb, Inc.........................  87,600 $  3,285,000
                                                            ------------
        Health Care Providers & Services - 3.7%
        Aetna, Inc.................................  36,700    2,209,340
        Caremark Rx, Inc.*......................... 123,300    3,166,344
                                                            ------------
                                                               5,375,684
                                                            ------------
        Heavy Machinery - 1.6%
        CNH Global N.V.............................  77,100      735,534
        Cummins, Inc.(a)...........................  46,000    1,650,940
                                                            ------------
                                                               2,386,474
                                                            ------------
        Home Construction, Furnishings & Appliances - 1.5%
        Leggett & Platt, Inc....................... 108,100    2,216,050
                                                            ------------
        Household Products - 4.5%
        Newell Rubbermaid, Inc..................... 111,400    3,119,200
        Snap-On, Inc............................... 122,500    3,556,175
                                                            ------------
                                                               6,675,375
                                                            ------------
        Insurance - 14.0%
        Arthur J. Gallagher & Co.(a)...............  30,200      821,440
        Everest Reinsurance Group, Ltd.............  52,400    4,008,600
        Health Net, Inc.*.......................... 105,200    3,466,340
        PartnerRe, Ltd.(a).........................  63,800    3,260,818
        SAFECO Corp................................  93,900    3,312,792
        St. Paul Companies, Inc....................  39,800    1,453,098
        Transatlantic Holdings, Inc................   9,200      636,180
        XL Capital, Ltd. - Class A.................  44,800    3,718,400
                                                            ------------
                                                              20,677,668
                                                            ------------
        Metals - 4.1%
        Hubbell, Inc. - Class B.................... 102,100    3,379,510
        Timken Co.................................. 152,500    2,670,275
                                                            ------------
                                                               6,049,785
                                                            ------------
        Oil & Gas - 9.9%
        EOG Resources, Inc.........................  67,500    2,824,200
        Halliburton Co............................. 156,400    3,597,200
        Kerr-McGee Corp............................  72,500    3,248,000
        Pride Intl., Inc.*......................... 171,500    3,227,630
        Southwest Gas Corp.........................  80,800    1,711,344
                                                            ------------
                                                              14,608,374
                                                            ------------
        Pharmaceuticals - 2.0%
        Mylan Laboratories, Inc....................  84,850    2,950,235
                                                            ------------
        Real Estate - 3.4%
        Health Care Property Investors, Inc. (REIT)  14,100      597,135
        Healthcare Realty Trust, Inc. (REIT).......  79,055    2,304,453
        Host Marriott Corp. (REIT)*................ 223,000    2,040,450
                                                            ------------
                                                               4,942,038
                                                            ------------
        Restaurants - 1.3%
        CBRL Group, Inc............................  49,700    1,931,342
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Retailers - 6.4%
          Big Lots, Inc.*........................ 216,900 $  3,262,176
          J.C. Penney Co., Inc................... 175,300    2,953,805
          Office Depot, Inc.*.................... 221,900    3,219,769
                                                          ------------
                                                             9,435,750
                                                          ------------
          Textiles, Clothing & Fabrics - 1.3%
          Tommy Hilfiger Corp.*.................. 213,600    1,973,664
                                                          ------------
          Total Common Stocks (Cost $139,381,835)          142,913,756
                                                          ------------

      --------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 9.8%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 06/30/03 at 0.15% to be
        repurchased at $8,674,036 on 07/01/03
        collateralized by $8,710,000 FHLMC
        1.875% due 02/15/05 with a value of
        $8,850,170............................... $8,674,000 $  8,674,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  5,743,317    5,743,317
                                                             ------------
      Total Short-Term Investments
      (Cost $14,417,317)                                       14,417,317
                                                             ------------

      TOTAL INVESTMENTS - 106.6%
      (Cost $153,799,152)                                     157,331,073

      Other Assets and Liabilities (net) - (6.6%)              (9,773,548)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $147,557,525
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                               Shares   (Note 2)
         -------------------------------------------------------------

         Common Stocks - 99.5%
         Advertising - 1.8%
         Lamar Advertising Co. - Class A*......... 17,600 $    619,696
         Monster Worldwide, Inc.*(a).............. 10,400      205,192
                                                          ------------
                                                               824,888
                                                          ------------
         Aerospace & Defense - 0.4%
         Northrop Grumman Corp....................  2,200      189,838
                                                          ------------
         Apparel Retailers - 0.7%
         Claire's Stores, Inc.....................  5,300      134,408
         Fossil, Inc.*(a).........................  3,200       75,392
         Too, Inc.*(a)............................  4,700       95,175
                                                          ------------
                                                               304,975
                                                          ------------
         Banking - 3.9%
         New York Community Bancorp, Inc.(a)...... 41,299    1,201,388
         Southwest Bancorp. of Texas, Inc.*....... 10,900      354,359
         Texas Regional Bancshares, Inc. - Class A  3,850      133,595
         W Holding Co., Inc.......................  5,500       93,060
                                                          ------------
                                                             1,782,402
                                                          ------------
         Beverages, Food & Tobacco - 2.2%
         American Italian Pasta Co. - Class A*(a). 16,600      691,390
         Pepsi Bottling Group, Inc................ 10,700      214,214
         United Natural Foods, Inc.*(a)...........  4,600      129,444
                                                          ------------
                                                             1,035,048
                                                          ------------
         Commercial Services - 7.9%
         Advisory Board Co.*......................  3,200      129,664
         Career Education Corp.*(a)...............  2,200      150,524
         Cerner Corp.*(a)......................... 14,200      325,890
         CNF, Inc.................................  7,900      200,502
         Education Management Corp.*(a)...........  8,400      446,712
         Expedia, Inc. - Class A*(a)..............  2,900      221,502
         Exult, Inc.*(a)..........................  9,500       81,415
         First Consulting Group, Inc.*............  2,400       11,208
         G & K Services, Inc. - Class A(a)........  4,500      133,200
         InterActiveCorp*.........................  6,481      256,453
         Iron Mountain, Inc.*(a).................. 24,550      910,559
         NDCHealth Corp.(a).......................  6,900      126,615
         Pegasus Solutions, Inc.*(a)..............  9,150      148,688
         PRG-Shultz International, Inc.*(a).......  8,700       51,330
         Robert Half International, Inc.*.........  9,800      185,612
         Steiner Leisure, Ltd.*...................  8,800      128,480
         Sylvan Learning Systems, Inc.*(a)........  7,200      164,448
                                                          ------------
                                                             3,672,802
                                                          ------------
         Communications - 2.2%
         EchoStar Communications Corp. - Class A*. 29,100    1,007,442
         SafeNet, Inc.*(a)........................  1,000       27,980
                                                          ------------
                                                             1,035,422
                                                          ------------

         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Computer Software & Processing - 8.6%
         Activision, Inc.*.........................  5,850 $     75,582
         Affiliated Computer Services, Inc. -
           Class A*(a)............................. 21,700      992,341
         Borland Software Corp.*................... 10,000       97,700
         Business Objects S.A. (ADR)*(a)........... 29,400      645,330
         Datastream Systems, Inc.*................. 10,400      110,136
         EPIQ Systems, Inc.*.......................  3,600       61,812
         Fiserv, Inc.*(a).......................... 19,900      708,639
         Intuit, Inc.*.............................  3,400      151,402
         Macromedia, Inc.*(a)......................  8,000      168,320
         Manhattan Associates, Inc.*(a)............  3,800       98,686
         ManTech International Corp. - Class A*....  7,900      151,522
         Neoware Systems, Inc.*(a).................    900       13,806
         Quest Software, Inc.*(a)..................  5,300       63,070
         S1 Corp.*................................. 34,500      139,380
         SeeBeyond Technology Corp.*............... 28,600       66,066
         TIBCO Software, Inc.*..................... 17,800       90,602
         Verint Systems, Inc.*.....................  4,100      104,181
         Verity, Inc.*.............................  6,500       82,290
         WatchGuard Technologies, Inc.*(a)......... 11,100       51,060
         WebEx Communications, Inc.*(a)............  8,800      122,760
                                                           ------------
                                                              3,994,685
                                                           ------------
         Computers & Information - 0.8%
         CACI International, Inc. - Class A*.......  4,000      137,200
         Mercury Computer Systems, Inc.*(a)........  3,700       67,192
         RadiSys Corp.*............................  2,100       27,720
         SRA International, Inc. - Class A*........  4,900      156,800
                                                           ------------
                                                                388,912
                                                           ------------
         Containers & Packaging - 0.5%
         Pactiv Corp.*............................. 11,500      226,665
                                                           ------------
         Electrical Equipment - 0.3%
         FLIR Systems, Inc.*(a)....................  4,600      138,690
                                                           ------------
         Electronics - 5.4%
         Cree, Inc.*(a)............................  4,600       74,888
         Dionex Corp.*.............................  1,700       67,575
         Drexler Technology Corp.*(a)..............  4,600       71,300
         Integrated Circuit Systems, Inc.*(a)...... 33,400    1,049,762
         Jabil Circuit, Inc.*......................  7,600      167,960
         Marvell Technology Group, Ltd.*...........  6,200      213,094
         Molecular Devices Corp.*(a)............... 10,500      167,055
         Oak Technology, Inc.*(a).................. 21,100      131,031
         Planar Systems, Inc.*(a)..................  6,500      127,140
         Semtech Corp.*(a)......................... 10,100      143,824
         Symbol Technologies, Inc.(a)..............  8,000      104,080
         Sypris Solutions, Inc.....................  4,700       48,551
         Varian Semiconductor Equipment Associates,
           Inc.*(a)................................  4,100      122,016
                                                           ------------
                                                              2,488,276
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        ----------------------------------------------------------------

        Entertainment & Leisure - 0.2%
        Action Performance Companies, Inc.(a).......  5,400 $    102,600
                                                            ------------
        Financial Services - 2.0%
        Affiliated Managers Group, Inc.*(a)......... 11,500      700,925
        SLM Corp....................................  5,400      211,518
                                                            ------------
                                                                 912,443
                                                            ------------
        Health Care Products - 5.0%
        Allergan, Inc...............................  2,300      177,330
        Boston Scientific Corp.*.................... 14,900      910,390
        Integra LifeSciences Holdings*(a)...........  3,000       79,140
        Martek Biosciences Corp.*(a)................  1,000       42,940
        Quest Diagnostics, Inc.*(a)................. 11,200      714,560
        SonoSite, Inc.*(a)..........................  7,300      145,635
        St. Jude Medical, Inc.*.....................  3,300      189,750
        Zoll Medical Corp.*(a)......................  2,100       70,476
                                                            ------------
                                                               2,330,221
                                                            ------------
        Health Care Providers & Services - 9.3%
        AMERIGROUP Corp.*(a)........................  4,100      152,520
        Anthem, Inc.*(a)............................ 14,600    1,126,390
        Caremark Rx, Inc.*.......................... 53,200    1,366,176
        Omnicare, Inc.(a)........................... 23,000      777,170
        Pharmaceutical Product Development,
          Inc.*(a).................................. 27,000      775,710
        Province Healthcare Co.*(a).................  9,300      102,951
                                                            ------------
                                                               4,300,917
                                                            ------------
        Home Construction, Furnishings & Appliances - 3.5%
        Harman International Industries, Inc.(a).... 10,300      815,142
        La-Z-Boy, Inc.(a)...........................  6,800      152,184
        Pulte Homes, Inc.(a)........................  8,500      524,110
        Simpson Manufacturing Co., Inc.*............  3,100      113,460
                                                            ------------
                                                               1,604,896
                                                            ------------
        Industrial - Diversified - 1.7%
        Danaher Corp.(a)............................  9,000      612,450
        SPX Corp.*..................................  4,100      180,646
                                                            ------------
                                                                 793,096
                                                            ------------
        Insurance - 6.7%
        AdvancePCS*.................................  3,880      148,332
        Everest Re Group, Ltd....................... 11,100      849,150
        HCC Insurance Holdings, Inc.(a)............. 33,800      999,466
        W.R. Berkley Corp.(a)....................... 20,500    1,080,350
                                                            ------------
                                                               3,077,298
                                                            ------------
        Media - Broadcasting & Publishing - 2.4%
        Information Holdings, Inc.*.................  7,000      127,750
        Macrovision Corp.*(a).......................  8,100      161,352
        Univision Communications, Inc. - Class A*(a) 26,700      811,680
                                                            ------------
                                                               1,100,782
                                                            ------------

        ----------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ----------------------------------------------------------------

        Oil & Gas - 8.5%
        BJ Services Co.*........................... 33,500 $   1,251,560
        Cal Dive International, Inc.*(a)...........  5,000       109,000
        EXCO Resources, Inc.*(a)...................  8,000       143,280
        Patterson-UTI Energy, Inc.*................ 31,600     1,023,840
        Spinnaker Exploration Co.*(a)..............  5,000       131,000
        Westport Resources Corp.*(a)............... 28,400       646,100
        XTO Energy, Inc............................ 31,032       624,054
                                                           -------------
                                                               3,928,834
                                                           -------------
        Pharmaceuticals - 10.5%
        AmerisourceBergen Corp..................... 11,180       775,333
        Barr Laboratories, Inc.*...................  4,050       265,275
        Biovail Corp.*(a).......................... 15,600       734,136
        Bradley Pharmaceuticals, Inc. - Class A*(a)  5,400        89,100
        Cephalon, Inc.*(a).........................  3,100       127,596
        D & K Healthcare Resources, Inc............  6,200       100,068
        Genzyme Corp.*.............................  3,400       142,120
        Gilead Sciences, Inc.*.....................  1,900       105,602
        IDEC Pharmaceuticals Corp.*(a).............  3,700       125,800
        ILEX Oncology, Inc.*.......................  8,300       161,103
        Ligand Pharmaceuticals, Inc. - Class B*(a). 14,300       194,337
        Medicines Co.*.............................  3,400        66,946
        MedImmune, Inc.*...........................  5,135       186,760
        NBTY, Inc.*(a).............................  3,800        80,028
        QLT, Inc.*(a)..............................  8,600       109,211
        SICOR, Inc.*............................... 25,500       518,670
        Teva Pharmaceutical Industries, Ltd.
          (ADR)(a)................................. 18,500     1,053,205
                                                           -------------
                                                               4,835,290
                                                           -------------
        Restaurants - 0.5%
        Jack in the Box, Inc.*.....................  6,300       140,490
        Red Robin Gourmet Burgers*(a)..............  5,100        96,696
                                                           -------------
                                                                 237,186
                                                           -------------
        Retailers - 13.7%
        Advance Auto Parts, Inc.*(a)............... 15,700       956,130
        Alloy, Inc.*(a)............................ 23,020       148,479
        Dollar Tree Stores, Inc.*.................. 28,800       913,824
        Electronics Boutique Holdings Corp.*(a)....  6,500       150,215
        GameStop Corp. - Class A*.................. 50,200       648,584
        Hollywood Entertainment Corp.*(a).......... 34,500       593,400
        Linens 'n Things, Inc.*(a)................. 30,100       710,661
        Michaels Stores, Inc.*..................... 26,300     1,000,978
        MSC Industrial Direct Co., Inc. - Class A*. 28,400       508,360
        PETCO Animal Supplies, Inc.*............... 31,600       686,984
                                                           -------------
                                                               6,317,615
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        ----------------------------------------------------------------

        Textiles, Clothing & Fabrics - 0.2%
        Kenneth Cole Productions, Inc. - Class A*(a) 3,680  $     71,723
                                                            ------------
        Transportation - 0.6%
        Heartland Express, Inc.(a).................. 6,300       140,175
        Swift Transportation Co., Inc.*(a).......... 7,500       139,650
                                                            ------------
                                                                 279,825
                                                            ------------
        Total Common Stocks (Cost $42,485,880)                45,975,329
                                                            ------------

      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 22.6%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/03 at 0.05% to
        be repurchased at $392,001 on
        07/01/03 collateralized by $360,000
        FNMA 5.50% due 02/15/06 with a value
        of $402,018............................ $   392,000 $    392,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  10,069,511   10,069,511
                                                            ------------
      Total Short-Term Investments
      (Cost $10,461,511)                                      10,461,511
                                                            ------------

      TOTAL INVESTMENTS - 122.1%
      (Cost $52,947,391)                                      56,436,840

      Other Assets and Liabilities (net) - (22.1%)           (10,203,971)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $ 46,232,869
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                          Value
          Description                          Shares      (Note 2)
          ------------------------------------------------------------

          Common Stocks - 95.8%
          Agricultural - 0.4%
          Monsanto Co........................   345,238 $    7,470,950
                                                        --------------
          Airlines - 1.9%
          AMR Corp.*(a)......................   673,600      7,409,600
          Delta Air Lines, Inc.(a)...........   954,800     14,016,464
          Southwest Airlines Co..............   581,900     10,008,680
                                                        --------------
                                                            31,434,744
                                                        --------------
          Apparel Retailers - 2.9%
          Gap, Inc........................... 1,370,970     25,719,397
          Limited, Inc....................... 1,415,665     21,942,808
                                                        --------------
                                                            47,662,205
                                                        --------------
          Banking - 9.6%
          Bank of New York Co., Inc..........   439,775     12,643,531
          Bank One Corp......................   551,900     20,519,642
          FleetBoston Financial Corp.........   690,725     20,521,440
          J.P. Morgan Chase & Co.............   816,400     27,904,552
          MBNA Corp..........................   488,600     10,182,424
          U.S. Bancorp.......................   469,200     11,495,400
          Wachovia Corp......................   746,100     29,814,156
          Wells Fargo Co.....................   487,810     24,585,624
                                                        --------------
                                                           157,666,769
                                                        --------------
          Beverages, Food & Tobacco - 4.5%
          Archer-Daniels-Midland Co..........   795,935     10,243,683
          General Mills, Inc.................   225,950     10,712,290
          Kellogg Co.........................   362,825     12,470,295
          Kraft Foods, Inc. - Class A........   368,481     11,994,057
          PepsiCo, Inc.......................   637,905     28,386,772
                                                        --------------
                                                            73,807,097
                                                        --------------
          Chemicals - 3.7%
          E.I. du Pont de Nemours & Co.......   565,200     23,534,928
          Potash Corporation of Saskatchewan,
            Inc..............................   115,025      7,361,600
          Praxair, Inc.......................   290,975     17,487,598
          Rohm & Haas Co.....................   391,015     12,133,195
                                                        --------------
                                                            60,517,321
                                                        --------------
          Communications - 0.5%
          Corning, Inc.*(a).................. 1,107,400      8,183,686
                                                        --------------
          Computer Software & Processing - 1.2%
          BMC Software, Inc.*(a).............   656,300     10,717,379
          Microsoft Corp.....................   177,500      4,545,775
          Peoplesoft, Inc.*..................   234,700      4,128,373
                                                        --------------
                                                            19,391,527
                                                        --------------
          Computers & Information - 4.3%
          Apple Computer, Inc.*.............. 2,221,905     42,482,824
          EMC Corp.*......................... 2,795,035     29,264,016
                                                        --------------
                                                            71,746,840
                                                        --------------

         --------------------------------------------------------------
         Security                                            Value
         Description                            Shares      (Note 2)
         --------------------------------------------------------------

         Cosmetics & Personal Care - 1.3%
         Gillette Co..........................   677,720 $   21,592,159
                                                         --------------
         Electric Utilities - 1.7%
         Constellation Energy Group, Inc......    47,300      1,622,390
         FPL Group, Inc.......................    50,400      3,369,240
         Progress Energy, Inc.................   372,200     16,339,580
         Public Service Enterprise Group, Inc.   179,600      7,588,100
                                                         --------------
                                                             28,919,310
                                                         --------------
         Electrical Equipment - 0.5%
         Emerson Electric Co..................   169,500      8,661,450
                                                         --------------
         Electronics - 3.3%
         Agilent Technologies, Inc.*..........   488,095      9,542,257
         Motorola, Inc........................ 2,075,255     19,569,655
         Solectron Corp.*(a)..................   761,805      2,849,151
         Teradyne, Inc.*(a)...................   812,800     14,069,568
         Texas Instruments, Inc...............   436,900      7,689,440
                                                         --------------
                                                             53,720,071
                                                         --------------
         Entertainment & Leisure - 2.9%
         Carnival Corp.(a)....................   257,100      8,358,321
         Walt Disney Co....................... 1,990,400     39,310,400
                                                         --------------
                                                             47,668,721
                                                         --------------
         Environmental Controls - 0.8%
         Waste Management, Inc................   551,300     13,280,817
                                                         --------------
         Financial Services - 6.8%
         Citigroup, Inc....................... 1,101,575     47,147,410
         Goldman Sachs Group, Inc.............    96,000      8,040,000
         Mellon Financial Corp................ 1,242,450     34,477,988
         Merrill Lynch & Co., Inc.............   468,155     21,853,475
         Morgan Stanley.......................    34,200      1,462,050
                                                         --------------
                                                            112,980,923
                                                         --------------
         Forest Products & Paper - 2.8%
         Bowater, Inc.........................   255,000      9,549,750
         International Paper Co...............   778,700     27,822,951
         Weyerhaeuser Co......................   154,100      8,321,400
                                                         --------------
                                                             45,694,101
                                                         --------------
         Health Care Products - 0.1%
         Baxter International, Inc............    80,100      2,082,600
                                                         --------------
         Health Care Providers & Services - 0.1%
         Tenet Healthcare Corp.*..............    99,000      1,153,350
                                                         --------------
         Heavy Machinery - 6.3%
         Baker Hughes, Inc....................   714,905     23,999,361
         Caterpillar, Inc.....................   213,900     11,905,674
         Deere & Co...........................   823,115     37,616,355
         Eaton Corp...........................   289,400     22,749,734
         Parker-Hannifin Corp.(a).............   189,800      7,969,702
                                                         --------------
                                                            104,240,826
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                              Value
        Description                              Shares      (Note 2)
        ----------------------------------------------------------------

        Household Products - 0.6%
        Newell Rubbermaid, Inc.................   384,000 $   10,752,000
                                                          --------------
        Industrial - Diversified - 2.7%
        Illinois Tool Works, Inc...............   310,400     20,439,840
        Tyco International, Ltd................ 1,285,180     24,392,716
                                                          --------------
                                                              44,832,556
                                                          --------------
        Industrial Machinery - 0.4%
        Dover Corp.............................   244,300      7,319,228
                                                          --------------
        Insurance - 2.6%
        American International Group, Inc......   647,000     35,701,460
        Hartford Financial Services Group, Inc.   138,775      6,988,709
                                                          --------------
                                                              42,690,169
                                                          --------------
        Media - Broadcasting & Publishing - 6.2%
        Clear Channel Communications, Inc.*....   558,900     23,691,771
        Comcast Corp. - Class A Special*.......   956,075     27,563,642
        Gannett Co., Inc.......................   115,800      8,894,598
        Tribune Co.............................   473,700     22,879,710
        Viacom, Inc. - Class B*................   448,200     19,568,412
                                                          --------------
                                                             102,598,133
                                                          --------------
        Metals - 1.9%
        Alcoa, Inc............................. 1,212,525     30,919,388
                                                          --------------
        Mining - 1.4%
        Newmont Mining Corp.*(a)...............   714,000     23,176,440
                                                          --------------
        Office Equipment - 2.1%
        Xerox Corp.*(a)........................ 3,224,295     34,145,284
                                                          --------------
        Oil & Gas - 6.1%
        BP Plc (ADR)...........................    12,300        516,846
        Exxon Mobil Corp....................... 2,244,200     80,589,222
        Schlumberger, Ltd......................   396,200     18,847,234
                                                          --------------
                                                              99,953,302
                                                          --------------
        Pharmaceuticals - 5.5%
        Abbott Laboratories....................   167,500      7,329,800
        Amgen, Inc.*...........................    23,000      1,528,120
        Bristol-Myers Squibb Co................   119,500      3,244,425
        Merck & Co., Inc.......................   240,575     14,566,816
        Novartis AG (ADR)(a)...................   407,700     16,230,537
        Pfizer, Inc............................   102,380      3,496,277
        Schering-Plough Corp................... 1,335,750     24,844,950
        Wyeth..................................   445,910     20,311,201
                                                          --------------
                                                              91,552,126
                                                          --------------
        Restaurants - 0.1%
        McDonald's Corp........................    74,800      1,650,088
                                                          --------------
        Retailers - 3.5%
        RadioShack Corp........................    97,170      2,556,542
        Staples, Inc.*.........................   734,005     13,468,992
        Target Corp............................ 1,016,595     38,467,955
        Wal-Mart Stores, Inc...................    52,400      2,812,308
                                                          --------------
                                                              57,305,797
                                                          --------------

     ----------------------------------------------------------------------
     Security                                   Shares/Par      Value
     Description                                  Amount       (Note 2)
     ----------------------------------------------------------------------

     Telephone Systems - 3.9%
     BellSouth Corp...........................      337,100 $    8,976,973
     Qwest Communications Intl., Inc.*........    1,334,800      6,380,344
     SBC Communications, Inc..................      636,600     16,265,130
     Verizon Communications, Inc..............      825,900     32,581,755
                                                            --------------
                                                                64,204,202
                                                            --------------
     Textiles, Clothing & Fabrics - 1.5%
     NIKE, Inc. - Class B.....................      468,275     25,048,030
                                                            --------------
     Transportation - 1.7%
     Canadian National Railway Co.............       93,670      4,520,514
     CSX Corp.................................      548,835     16,514,445
     Union Pacific Corp.......................       94,515      5,483,761
     United Parcel Service, Inc. - Class B....       15,300        974,610
                                                            --------------
                                                                27,493,330
                                                            --------------
     Total Common Stocks
     (Cost $1,551,864,957)                                   1,581,515,540
                                                            --------------

     Short-Term Investments - 11.6%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       06/30/03 at 0.15% to be repurchased
       at $120,885,504 on 07/01/03
       collateralized by $121,355,000
       FHLMC 1.875% due 02/15/05 with a
       value of $123,307,966.................. $120,885,000    120,885,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................   70,053,047     70,053,047
                                                            --------------
     Total Short-Term Investments
     (Cost $190,938,047)                                       190,938,047
                                                            --------------

     TOTAL INVESTMENTS - 107.4%
     (Cost $1,742,803,004)                                   1,772,453,587

     Other Assets and Liabilities (net) - (7.4%)              (122,603,549)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,649,850,038
                                                            ==============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                         Par      Value
       Description                                     Amount   (Note 2)
       ------------------------------------------------------------------

       Domestic Bonds & Debt Securities - 25.8%
       Aerospace & Defense - 0.8%
       Esterline Technologies Corp. 7.750%, due
         06/15/13 (144A)(a)........................... $10,000 $   10,300
       Titan Corp. 8.000%, due 05/15/11 (144A)(a).....  15,000     15,975
                                                               ----------
                                                                   26,275
                                                               ----------
       Apparel Retailers - 0.8%
       Saks, Inc. 7.375%, due 02/15/19................  25,000     23,875
                                                               ----------
       Automotive - 0.2%
       General Motors Corp. 7.125%, due 07/15/13......   5,000      4,980
                                                               ----------
       Auto Parts - 0.9%
       TRW Automotive, Inc. 9.375%, due 02/15/13
         (144A)(a)....................................  25,000     27,250
                                                               ----------
       Cable - 2.2%
       Charter Communications Holdings/Charter Capital
         10.000%, due 04/01/09........................  30,000     23,100
       Insight Communications Co., Inc. 12.140%, due
         02/15/11++...................................  25,000     20,875
       Mediacom LLC 8.500%, due 04/15/08..............  25,000     25,375
                                                               ----------
                                                                   69,350
                                                               ----------
       Chemicals - 0.8%
       Airgas, Inc. 7.750%, due 09/15/06..............  25,000     26,125
                                                               ----------
       Commercial Services - 0.5%
       American Color Graphics, Inc. 10.000%, due
         06/15/10 (144A)(a)...........................  15,000     15,000
                                                               ----------
       Computer Services - 0.3%
       Cooperative Computing, Inc. 10.500%, due
         06/15/11 (144A)(a)...........................  10,000     10,300
                                                               ----------
       Construction & Mining Equipment - 0.8%
       JLG Industries, Inc. 8.250%, due 05/01/08
         (144A)(a)....................................  25,000     25,500
                                                               ----------
       Containers & Glass - 1.7%
       BWay Corp. 10.000%, due 10/15/10
         (144A)(a)....................................  25,000     25,500
       Owens Brockway Glass Container, Inc. 7.750%,
         due 05/15/11 (144A)(a).......................  25,000     26,562
                                                               ----------
                                                                   52,062
                                                               ----------
       Diversified Operations - 0.5%
       Jacuzzi Brands, Inc. 9.625%, due 07/01/10
         (144A)(a)....................................  10,000     10,000
       Tenneco Automotive, Inc. 10.250%, due 07/15/13
         (144A)(a)....................................   5,000      5,088
                                                               ----------
                                                                   15,088
                                                               ----------
       Drugs & Health Care - 1.0%
       Medex, Inc. 8.875%, due 05/15/13 (144A)(a).....  30,000     31,275
                                                               ----------
       Electric Services - 0.7%
       Teco Energy, Inc. 7.500%, due 06/15/10.........  20,000     20,500
                                                               ----------

        ---------------------------------------------------------------
        Security                                      Par      Value
        Description                                  Amount   (Note 2)
        ---------------------------------------------------------------

        Electric Utilities - 1.4%
        AES Corp. 8.750%, due 05/15/13 (144A)(a).... $15,000 $   15,675
        Calpine Corp. 8.500%, due 02/15/11..........  35,000     26,425
                                                             ----------
                                                                 42,100
                                                             ----------
        Electrical Equipment - 0.3%
        Reliant Resources, Inc. 9.500%, due 07/15/13
          (144A)(a).................................  10,000     10,125
                                                             ----------
        Entertainment & Leisure - 1.0%
        AMC Entertainment, Inc. 9.500%, due
          03/15/09..................................  25,000     25,688
        Worldspan LP/WS Financing Corp. 9.625%, due
          06/15/11 (144A)(a)........................   5,000      5,175
                                                             ----------
                                                                 30,863
                                                             ----------
        Environmental Controls - 0.9%
        Allied Waste North America, Inc. 7.875%, due
          04/15/13..................................  25,000     26,281
                                                             ----------
        Food & Beverages - 0.5%
        Le-Natures, Inc. 9.000%, due 06/15/13
          (144A)(a).................................  10,000     10,350
        Merisant Co. 9.500%, due 07/15/13 (144A)(a).   5,000      5,200
                                                             ----------
                                                                 15,550
                                                             ----------
        Food Retailers - 0.3%
        Dominos, Inc. 8.250%, due 07/01/11
          (144A)(a).................................  10,000     10,375
                                                             ----------
        Gas & Pipeline Utilities - 2.7%
        Dynegy Holdings, Inc. 8.125%, due 03/15/05..  25,000     24,437
        Sonat, Inc. 6.875%, due 06/01/05............  30,000     29,550
        Williams Cos, Inc.
         8.625%, due 06/01/10.......................   5,000      5,250
         7.875%, due 09/01/21.......................  25,000     24,500
                                                             ----------
                                                                 83,737
                                                             ----------
        Medical Services - 0.2%
        Iasis Healthcare Corp. 8.500%, due 10/15/09
          (144A)(a).................................   5,000      5,075
                                                             ----------
        Oil & Gas - 1.2%
        Pogo Producing Co 10.375%, due 02/15/09.....  30,000     32,813
        Semco Energy, Inc. 7.125%, due 05/15/08
          (144A)(a).................................   5,000      5,250
                                                             ----------
                                                                 38,063
                                                             ----------
        Paper - 0.6%
        Buckeye Technologies, Inc. 8.000%, due
          10/15/10..................................  20,000     18,800
                                                             ----------
        Publishing - 0.2%
        CBD Media/ CBD Finance, Inc. 8.625%, due
          06/01/11 (144A)(a)........................   5,000      5,175
                                                             ----------
        Steel - 0.7%
        AK Steel Corp. 7.750%, due 06/15/12.........  25,000     20,875
                                                             ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                       Par      Value
        Description                                   Amount   (Note 2)
        ----------------------------------------------------------------

        Telephone - 2.5%
        Centennial Cell/Communications Corp. 10.125%,
          due 06/15/13 (144A)(a)..................... $25,000 $   24,875
        Nextel Communications, Inc. 12.000%, due
          11/01/08...................................  25,000     27,000
        Nextel Partners, Inc. 8.125%, due 07/01/11
          (144A)(a)..................................  25,000     25,062
                                                              ----------
                                                                  76,937
                                                              ----------
        Telephone Systems - 0.8%
        Qwest Cap Funding, Inc. 5.875%, due 08/03/04.  25,000     24,063
                                                              ----------
        Textiles, Clothing & Fabrics - 1.3%
        Levi Strauss & Co. 12.250%, due 12/15/12.....  10,000      8,375
        Tommy Hilfiger USA, Inc. 6.850%, due
          06/01/08...................................  25,000     25,000
        USI American Holdings, Inc. 7.250%, due
          12/01/06...................................   6,000      7,134
                                                              ----------
                                                                  40,509
                                                              ----------
        Total Domestic Bonds & Debt Securities
        (Cost $782,833)                                          796,108
                                                              ----------
        Foreign Bonds & Debt Securities - 0.8%
        Rogers Cantel, Inc., (Yankee) 8.300%, due
          10/01/07 (Cost $26,000)....................  25,000     25,781
                                                              ----------

        Convertible Bonds - 12.4%
        Advertising - 0.2%
        Lamar Advertising Co. 2.875%, due 12/31/10...   5,000      5,044
                                                              ----------
        Communication Services - 0.2%
        Sinclair Broadcast Group, Inc. 4.78%, due
          07/15/18 (144A)(a)++.......................   5,000      5,125
                                                              ----------
        Computer Services - 1.6%
        BISYS Group, Inc. 4.000%, due 03/15/06.......  50,000     49,437
                                                              ----------
        Computer Software - 0.3%
        BEA Systems, Inc. 4.000%, due 12/15/06.......  10,000      9,688
                                                              ----------
        Computers & Business Equipment - 0.4%
        Maxtor Corp. 6.800%, due 04/30/10
          (144A)(a)..................................  10,000     11,550
                                                              ----------
        Data Processing & Management - 0.9%
        First Data Corp. 2.000%, due 03/01/08........  25,000     28,000
                                                              ----------
        Drugs & Health Care - 0.8%
        Ivax Corp. 5.500%, due 05/15/07..............  25,000     25,281
                                                              ----------
        Electrical Equipment - 2.8%
        Flir Systems, Inc. 3.000%, due 06/01/23
          (144A)(a)..................................  30,000     30,600
        Mentor Graphics Corp. 6.875%, due 06/15/07...  50,000     55,500
                                                              ----------
                                                                  86,100
                                                              ----------
        Health Care Providers & Services - 1.6%
        Lifepoint Hospitals Holding, Inc. 4.500%, due
          06/01/09...................................  50,000     48,563
                                                              ----------

         -------------------------------------------------------------
         Security                                Shares/Par   Value
         Description                               Amount    (Note 2)
         -------------------------------------------------------------

         Telephone Systems - 1.7%
         Corning, Inc. 3.500%, due 11/01/08.....  $50,000   $   53,937
                                                            ----------
         Wireless - 1.9%
         RF Micro Devices, Inc.
          3.750%, due 08/15/05..................   50,000       49,625
          1.500%, due 07/01/10 (144A)(a)........   10,000       10,137
                                                            ----------
                                                                59,762
                                                            ----------
         Total Convertible Bonds (Cost $375,526)               382,487
                                                            ----------

         Common Stocks - 56.5%
         Agricultural - 1.8%
         CNH Global N.V.........................    2,600       24,804
         Monsanto Co............................    1,400       30,296
                                                            ----------
                                                                55,100
                                                            ----------
         Agricultural Products - 0.5%
         IMC Global, Inc........................    2,400       16,104
                                                            ----------
         Apparel Retailers - 2.3%
         Foot Locker, Inc.......................    2,100       27,825
         J.C. Penney Co., Inc...................      900       15,165
         May Department Stores Co...............    1,300       28,938
                                                            ----------
                                                                71,928
                                                            ----------
         Automotive - 1.3%
         Cummins, Inc...........................    1,100       39,479
                                                            ----------
         Auto Parts - 2.7%
         Dana Corp..............................    2,200       25,432
         Genuine Parts Co.......................    1,800       57,618
                                                            ----------
                                                                83,050
                                                            ----------
         Chemicals - 4.6%
         Crompton Corp..........................    5,500       38,775
         Dow Chemical Co........................    2,900       89,784
         Solutia, Inc...........................    6,100       13,298
                                                            ----------
                                                               141,857
                                                            ----------
         Commercial Services - 0.4%
         R.R. Donnelley & Son Co................      500       13,070
                                                            ----------
         Crude Petroleum & Natural Gas - 2.8%
         EOG Resources, Inc.....................      600       25,104
         Kerr-McGee Corp........................    1,400       62,720
                                                            ----------
                                                                87,824
                                                            ----------
         Electric Services - 4.8%
         Ameren Corp............................    1,700       74,970
         CMS Energy Corp.*......................    3,500       28,350
         Northeast Utilities....................    2,600       43,524
                                                            ----------
                                                               146,844
                                                            ----------
         Electrical Equipment - 3.6%
         Hubbell, Inc. - Class B................    1,900       62,890
         Snap-On, Inc...........................    1,700       49,351
                                                            ----------
                                                               112,241
                                                            ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         -------------------------------------------------------------

         Energy - 1.9%
         Halliburton Co............................. 2,600  $   59,800
                                                            ----------
         Food & Beverages - 4.3%
         Archer-Daniels-Midland Co.................. 1,300      16,731
         H.J. Heinz Co.............................. 1,800      59,364
         Kellogg Co................................. 1,600      54,992
                                                            ----------
                                                               131,087
                                                            ----------
         Food Retailers - 0.9%
         Albertson's, Inc........................... 1,500      28,800
                                                            ----------
         Household Appliances & Home Furnishings - 1.4%
         Newell Rubbermaid, Inc..................... 1,500      42,000
                                                            ----------
         Insurance - 7.0%
         Arthur J. Gallagher & Co................... 1,100      29,920
         SAFECO Corp................................ 1,000      35,280
         Travelers Property Casualty Corp. - Class A 2,100      33,390
         Max Re Capital, Ltd........................ 1,700      25,449
         PartnerRe, Ltd.............................   800      40,888
         XL Capital, Ltd. - Class A.................   600      49,800
                                                            ----------
                                                               214,727
                                                            ----------
         Metals - 2.4%
         Ball Corp..................................   800      36,408
         Timken Co.................................. 2,100      36,771
                                                            ----------
                                                                73,179
                                                            ----------
         Paper - 3.9%
         Georgia-Pacific Corp....................... 3,300      62,535
         MeadWestvaco Corp.......................... 2,400      59,280
                                                            ----------
                                                               121,815
                                                            ----------
         Pharmaceuticals - 3.8%
         Mylan Laboratories, Inc....................   900      31,293
         Bristol-Myers Squibb Co.................... 3,200      86,880
                                                            ----------
                                                               118,173
                                                            ----------
         Petroleum Services - 2.3%
         ChevronTexaco Corp......................... 1,000      72,200
                                                            ----------
         Plastics - 2.2%
         Eastman Chemical Co........................ 2,100      66,507
                                                            ----------
         Real Estate Investment Trusts - 1.6%
         Healthcare Realty Trust, Inc. (REIT)....... 1,700      49,555
                                                            ----------
         Total Common Stocks (Cost $1,702,958)               1,745,340
                                                            ----------

          -----------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          -----------------------------------------------------------

          Preferred Stock - 3.6%
          Financial Services - 0.4%
          IMC Global, Inc.* 7.50%..................   230  $   11,500
                                                           ----------
          Insurance - 0.8%
          Chubb Corp.* 7.00%....................... 1,000      25,700
                                                           ----------

          Insurance Contracts - 0.9%
          Prudential Financial, Inc. 6.75%.........   500      27,975
                                                           ----------
          Medical Supplies - 0.8%
          Baxter International, Inc. 7.00%.........   500      24,510
                                                           ----------
          Office Equipment - 0.1%
          Xerox Corp.* 6.25%.......................    25       2,619
                                                           ----------
          Telephone - 0.6%
          Sprint Corp. 7.125%...................... 2,500      19,875
                                                           ----------
          Total Preferred Stock (Cost $107,391)               112,179
                                                           ----------

          TOTAL INVESTMENTS - 99.1%
          (Cost $2,995,548)                                 3,061,895

          Other Assets and Liabilities (net) - 0.9%            26,865
                                                           ----------

          TOTAL NET ASSETS - 100.0%                        $3,088,760
                                                           ==========

Portfolio Footnotes:

* Non-income producing security.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                Shares/Par    Value
        Description                               Amount     (Note 2)
        ---------------------------------------------------------------

        Corporate Bonds - 1.1%
        Finance & Banking - 0.6%
        Trump Casino Hldgs LLC, 11.625%, due
          03/15/10(144A)(b)....................  $950,000  $    912,000
                                                           ------------
        Oil & Gas - 0.5%
        El Paso Corp, 7.000%, due 05/15/11(a)..   703,000       643,245
                                                           ------------
        Total Corporate Bonds (Cost $1,545,013)               1,555,245
                                                           ------------

        Common Stocks - 79.9%
        Aerospace & Defense - 2.0%
        Lockheed Martin Corp...................    33,160     1,577,421
        United Technologies Corp...............    18,065     1,279,544
                                                           ------------
                                                              2,856,965
                                                           ------------
        Airlines - 2.3%
        Ryanair Holdings Plc (ADR)*(a).........    25,225     1,132,602
        Southwest Airlines Co..................   117,030     2,012,916
                                                           ------------
                                                              3,145,518
                                                           ------------
        Automobiles - 0.7%
        Harley-Davidson, Inc...................    25,475     1,015,434
                                                           ------------
        Banking - 2.1%
        Bank of New York Co., Inc..............    26,855       772,081
        Fifth Third Bancorp....................    16,820       964,459
        Northern Trust Corp....................    28,515     1,191,642
                                                           ------------
                                                              2,928,182
                                                           ------------
        Beverages, Food & Tobacco - 0.7%
        SYSCO Corp.............................    32,125       965,035
                                                           ------------
        Commercial Services - 4.4%
        Cendant Corp.*.........................    66,485     1,218,005
        H&R Block, Inc.........................    31,330     1,355,023
        InterActiveCorp*(a)....................    19,680       778,738
        Iron Mountain, Inc.*(a)................    11,975       444,153
        Manpower, Inc..........................    38,315     1,421,103
        Weight Watchers Intl., Inc.*(a)........    21,470       976,670
                                                           ------------
                                                              6,193,692
                                                           ------------
        Communications - 3.6%
        CIENA Corp.*...........................   126,880       658,507
        Cisco Systems, Inc.*...................   186,640     3,115,022
        Nokia Oyj (ADR)........................    74,410     1,222,556
                                                           ------------
                                                              4,996,085
                                                           ------------
        Computer Software & Processing - 5.5%
        Check Point Software Technologies,
          Ltd.*(a).............................    64,135     1,253,839
        CheckFree Corp.*(a)....................    10,935       304,431
        Fiserv, Inc.*..........................    72,535     2,582,971
        Intuit, Inc.*..........................    28,360     1,262,871
        Microsoft Corp.........................    60,495     1,549,277
        VERITAS Software Corp.*................    25,900       742,553
                                                           ------------
                                                              7,695,942
                                                           ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Computers & Information - 3.7%
          Dell Computer Corp.*...................  37,675 $  1,204,093
          EMC Corp.*............................. 170,155    1,781,523
          Yahoo!, Inc.*..........................  65,190    2,135,624
                                                          ------------
                                                             5,121,240
                                                          ------------
          Containers & Packaging - 1.4%
          Ball Corp..............................  27,280    1,241,513
          Pactiv Corp.*..........................  38,905      766,817
                                                          ------------
                                                             2,008,330
                                                          ------------
          Cosmetics & Personal Care - 4.4%
          Avon Products, Inc.....................  49,155    3,057,441
          Colgate-Palmolive Co...................  40,275    2,333,936
          Estee Lauder Cos., Inc. - Class A......  20,580      690,048
                                                          ------------
                                                             6,081,425
                                                          ------------
          Electronics - 4.7%
          Intel Corp.............................  40,600      843,830
          Marvell Technology Group, Ltd.*(a).....  18,935      650,796
          Maxim Integrated Products, Inc.........  76,950    2,630,921
          Novellus Systems, Inc.*................  10,935      400,451
          QLogic Corp.*..........................  11,310      546,612
          Texas Instruments, Inc.................  86,195    1,517,032
                                                          ------------
                                                             6,589,642
                                                          ------------
          Entertainment & Leisure - 0.5%
          International Game Technology*.........   6,320      646,726
                                                          ------------
          Financial Services - 3.7%
          American Express Co....................  28,265    1,181,760
          Citigroup, Inc.........................  55,105    2,358,494
          Moodys Corp............................  10,865      572,694
          SLM Corp...............................  28,200    1,104,594
                                                          ------------
                                                             5,217,542
                                                          ------------
          Food Retailers - 0.7%
          Whole Foods Market, Inc.*(a)...........  19,940      947,748
                                                          ------------
          Health Care Products - 3.8%
          Alcon, Inc.............................  34,530    1,578,021
          Medtronic, Inc.........................  59,715    2,864,529
          Zimmer Holdings, Inc.*.................  18,970      854,598
                                                          ------------
                                                             5,297,148
                                                          ------------
          Health Care Providers & Services - 1.1%
          UnitedHealth Group, Inc................  29,920    1,503,480
                                                          ------------
          Heavy Machinery - 1.6%
          Applied Materials, Inc.*............... 136,570    2,166,000
                                                          ------------
          Industrial - Diversified - 0.6%
          3M Co..................................   6,180      797,096
                                                          ------------
          Insurance - 2.4%
          Marsh & McLennan Co., Inc..............  30,475    1,556,358
          MGIC Investment Corp.(a)...............  37,605    1,753,897
                                                          ------------
                                                             3,310,255
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Lodging - 3.3%
        Fairmont Hotels Resorts, Inc...............  25,730 $    602,082
        Four Seasons Hotels, Inc.(a)...............  43,845    1,896,735
        MGM Mirage, Inc.*..........................  26,530      906,795
        Starwood Hotels & Resorts Worldwide, Inc. -
           Class B.................................  41,340    1,181,911
                                                            ------------
                                                               4,587,523
                                                            ------------
        Media - Broadcasting & Publishing - 7.0%
        Acme Communications Inc.*..................  66,350      504,260
        AOL Time Warner, Inc....................... 205,495    3,306,414
        Clear Channel Communications, Inc.*........  30,225    1,281,238
        Comcast Corp. - Class A*...................  68,660    1,979,468
        Liberty Media Corp. - Class A*............. 120,455    1,392,460
        New York Times Co. - Class A...............  15,800      718,900
        Viacom, Inc. - Class B*....................  12,730      555,792
                                                            ------------
                                                               9,738,532
                                                            ------------
        Oil & Gas - 4.8%
        Anadarko Petroleum Corp....................  16,760      745,317
        Encana Corp................................  49,019    1,869,284
        EOG Resources, Inc.........................  17,640      738,058
        Exxon Mobil Corp...........................  37,380    1,342,316
        Total Fina Elf S.A. (ADR)..................  27,250    2,065,550
                                                            ------------
                                                               6,760,525
                                                            ------------
        Pharmaceuticals - 6.7%
        Amgen, Inc.*...............................  30,840    2,049,010
        Genentech, Inc.*...........................  15,295    1,103,075
        Pfizer, Inc................................  73,790    2,519,929
        Roche Holding AG...........................  24,512    1,926,901
        Teva Pharmaceutical Industries, Ltd. (ADR).  31,165    1,774,223
                                                            ------------
                                                               9,373,138
                                                            ------------
        Retailers - 3.5%
        Costco Wholesale Corp.*....................  44,275    1,620,465
        Kohl's Corp.*..............................  27,910    1,434,016
        Pier 1 Imports, Inc........................  28,750      586,500
        Staples, Inc.*.............................  40,635      745,652
        Wal-Mart Stores, Inc.......................   9,335      501,009
                                                            ------------
                                                               4,887,642
                                                            ------------
        Telephone Systems - 0.8%
        Vodafone Group Plc (ADR)(a)................  55,875    1,097,944
                                                            ------------
        Transportation - 2.6%
        C.H. Robinson Worldwide, Inc...............  26,190      931,316
        FedEx Corp.................................   2,535      157,246
        J.B. Hunt Tranport Services, Inc.*.........  22,915      865,041
        United Parcel Service, Inc. - Class B......  26,215    1,669,896
                                                            ------------
                                                               3,623,499
                                                            ------------
        U.S. Government Agency - 1.3%
        Federal National Mortgage Association......  26,620    1,795,253
                                                            ------------
        Total Common Stocks (Cost $100,832,618)              111,347,541
                                                            ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 23.9%
     Federal National Mortgage Association,
       0.950%, due 07/01/03..................... $12,500,000 $ 12,500,000
     General Electric Capital Corp., 1.320%, due
       07/01/03^................................   6,600,000    6,600,000
     Prudential Funding Corp., 1.210%, due
       07/01/03.................................   6,600,000    6,600,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).......................   7,615,758    7,615,758
                                                             ------------
     Total Short-Term Investments
     (Cost $33,315,758)                                        33,315,758
                                                             ------------

     TOTAL INVESTMENTS - 104.9%
     (Cost $135,693,389)                                      146,218,544

     Other Assets and Liabilities (net) - (4.9%)               (6,841,614)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $139,376,930
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2003.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)



         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 94.0%
         Advertising - 1.8%
         Catalina Marketing Corp.*...............  68,500 $  1,209,025
         Lamar Advertising Co. - Class A*........  21,100      742,931
         Monster Worldwide, Inc.*(a).............  52,700    1,039,771
                                                          ------------
                                                             2,991,727
                                                          ------------
         Aerospace & Defense - 2.9%
         Alliant Techsystems, Inc.*..............  32,400    1,681,884
         L-3 Communications Holdings, Inc.*(a)...  19,500      848,055
         Rockwell Collins, Inc...................  90,700    2,233,941
                                                          ------------
                                                             4,763,880
                                                          ------------
         Airlines - 0.1%
         JetBlue Airways Corp.*(a)...............   5,300      224,137
                                                          ------------
         Apparel Retailers - 1.0%
         Ross Stores, Inc........................  39,300    1,679,682
                                                          ------------
         Automotive - 0.6%
         Oshkosh Truck Corp......................  16,900    1,002,508
                                                          ------------
         Banking - 0.1%
         Silicon Valley Bancshares*(a)...........  10,500      250,005
                                                          ------------
         Beverages, Food & Tobacco - 0.4%
         Cott Corp.*(a)..........................  34,600      715,874
                                                          ------------
         Biotechnology - 0.6%
         Affymetrix, Inc.*(a)....................  19,000      374,490
         Cytyc Corp.*............................  21,700      228,284
         Protein Design Labs, Inc.*..............  23,200      324,336
                                                          ------------
                                                               927,110
                                                          ------------
         Chemicals - 1.0%
         Potash Corporation of Saskatchewan, Inc.  25,300    1,619,200
                                                          ------------
         Commercial Services - 12.4%
         Apollo Group, Inc. - Class A*...........  12,600      778,176
         BearingPoint, Inc.*..................... 135,700    1,309,505
         Ceridian Corp.*.........................  86,400    1,466,208
         Certegy, Inc.*..........................  66,700    1,850,925
         ChoicePoint, Inc.*......................  68,400    2,361,168
         Education Management Corp.*.............  21,100    1,122,098
         Expedia, Inc. - Class A*................  10,500      801,990
         Hewitt Associates, Inc,*(a).............  40,100      944,355
         InterActiveCorp*(a).....................  33,700    1,333,509
         Iron Mountain, Inc.*(a).................  46,400    1,720,976
         Manpower, Inc...........................  53,200    1,973,188
         Robert Half International, Inc.*........  90,700    1,717,858
         Viad Corp...............................  78,200    1,750,898
         WebMD Corp.*............................  21,100      228,513
         Weight Watchers Intl., Inc.*(a).........  29,800    1,355,602
                                                          ------------
                                                            20,714,969
                                                          ------------
         Communications - 1.0%
         Harris Corp.............................  55,800    1,676,790
                                                          ------------

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Computer Software & Processing - 8.7%
       Adobe Systems, Inc...........................  36,600 $  1,173,762
       Affiliated Computer Services, Inc. - Class A*  31,600    1,445,068
       Diebold, Inc.................................  29,700    1,284,525
       DST Systems, Inc.*...........................  51,100    1,941,800
       Fiserv, Inc.*................................  38,800    1,381,668
       Informatica Corp.*...........................  27,400      189,334
       Intuit, Inc.*................................  23,300    1,037,549
       Mercury Interactive Corp.*(a)................  21,100      814,671
       Network Associates, Inc.*....................  62,600      793,768
       Peoplesoft, Inc.*............................  47,400      833,766
       Siebel Systems, Inc.*........................  26,100      248,994
       Sungard Data Systems, Inc.*..................  36,900      956,079
       VeriSign, Inc.*.............................. 127,900    1,768,857
       VERITAS Software Corp.*......................  21,100      604,937
                                                             ------------
                                                               14,474,778
                                                             ------------
       Computers & Information - 1.5%
       Garmin, Ltd.*................................  20,000      797,400
       Lexmark International, Inc.*.................   7,400      523,698
       Seagate Technology...........................  63,200    1,115,480
                                                             ------------
                                                                2,436,578
                                                             ------------
       Cosmetics & Personal Care - 0.4%
       Estee Lauder Cos., Inc. - Class A............  21,100      707,483
                                                             ------------
       Distribution/Wholesale - 0.9%
       CDW Corp.*...................................  27,700    1,268,660
       Fastenal Co.(a)..............................   7,400      251,156
                                                             ------------
                                                                1,519,816
                                                             ------------
       Electrical Equipment - 0.3%
       Molex, Inc. - Class A........................  21,100      489,077
                                                             ------------
       Electronics - 5.2%
       Celestica, Inc.*(a)..........................  52,700      830,552
       Intersil Corp. - Class A*....................  44,300    1,178,823
       Jabil Circuit, Inc.*.........................  37,900      837,590
       KLA-Tencor Corp.*(a).........................  21,200      985,588
       Maxim Integrated Products, Inc...............  17,000      581,230
       Microchip Technology, Inc....................  67,500    1,662,525
       Novellus Systems, Inc.*......................  25,300      926,511
       QLogic Corp.*................................  11,600      560,628
       Semtech Corp.*(a)............................  47,700      679,248
       Synopsys, Inc.*..............................   8,400      519,540
                                                             ------------
                                                                8,762,235
                                                             ------------
       Entertainment & Leisure - 1.0%
       Brunswick Corp...............................  67,100    1,678,842
                                                             ------------
       Financial Services - 4.6%
       BISYS Group, Inc.*...........................  56,300    1,034,231
       Charles Schwab Corp..........................  63,200      637,688
       Eaton Vance Corp.(a).........................  29,500      932,200
       Franklin Resources, Inc......................  21,100      824,377

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Financial Services - continued
       Investors Financial Services Corp.(a)........  21,100 $    612,111
       Legg Mason, Inc..............................  18,500    1,201,575
       Waddell & Reed Financial, Inc. - Class A.....  93,200    2,392,444
                                                             ------------
                                                                7,634,626
                                                             ------------
       Food Retailers - 1.1%
       Whole Foods Market, Inc.*....................  37,000    1,758,610
                                                             ------------
       Health Care Products - 1.5%
       Apogent Technologies, Inc.*..................  42,100      842,000
       St. Jude Medical, Inc.*......................  14,900      856,750
       Waters Corp.*................................  29,500      859,335
                                                             ------------
                                                                2,558,085
                                                             ------------
       Health Care Providers & Services - 8.5%
       Anthem, Inc.*................................  30,800    2,376,220
       DaVita, Inc.*................................  40,000    1,071,200
       Health Management Associates, Inc. - Class A.  73,800    1,361,610
       Laboratory Corporation of America
         Holdings*..................................  52,700    1,588,905
       Manor Care, Inc.*............................  67,100    1,678,171
       Omnicare, Inc................................ 110,500    3,733,795
       Triad Hospitals, Inc.*.......................  30,500      757,010
       WellChoice, Inc.*............................  19,000      556,320
       WellPoint Health Networks, Inc.*.............  12,600    1,062,180
                                                             ------------
                                                               14,185,411
                                                             ------------
       Heavy Machinery - 1.4%
       Cooper Cameron Corp.*........................  21,100    1,063,018
       FMC Technologies, Inc.*......................  59,000    1,241,950
                                                             ------------
                                                                2,304,968
                                                             ------------
       Home Construction, Furnishings & Appliances - 0.9%
       American Standard Cos., Inc.*................  20,400    1,508,172
                                                             ------------
       Industrial-Diversified - 3.3%
       Danaher Corp.................................  26,700    1,816,935
       ITT Industries, Inc..........................  31,000    2,029,260
       Roper Industries, Inc........................  44,700    1,662,840
                                                             ------------
                                                                5,509,035
                                                             ------------
       Insurance - 3.4%
       Ambac Financial Group, Inc...................   7,400      490,250
       Nationwide Financial Services, Inc. - Class A  36,800    1,196,000
       Principal Financial Group, Inc...............  36,700    1,183,575
       Protective Life Corp.........................  33,700      901,475
       Radian Group, Inc............................  23,200      850,280
       Willis Group Holdings, Ltd...................  33,700    1,036,275
                                                             ------------
                                                                5,657,855
                                                             ------------
       Lodging - 0.6%
       Fairmont Hotels & Resorts, Inc...............  44,700    1,045,980
                                                             ------------

         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Media - Broadcasting & Publishing - 1.7%
         Cox Radio, Inc. - Class A*................ 50,600 $  1,169,366
         E.W. Scripps Co. - Class A................  5,500      487,960
         Scholastic Corp.*(a)...................... 25,100      747,478
         Westwood One, Inc.*....................... 12,300      417,339
                                                           ------------
                                                              2,822,143
                                                           ------------
         Mining - 0.8%
         Newmont Mining Corp....................... 42,100    1,366,566
                                                           ------------
         Oil & Gas - 5.6%
         BJ Services Co.*.......................... 59,600    2,226,656
         Devon Energy Corp......................... 32,800    1,751,520
         Diamond Offshore Drilling, Inc.(a)........ 73,000    1,532,270
         Murphy Oil Corp........................... 14,800      778,480
         Smith International, Inc.*................ 53,200    1,954,568
         XTO Energy, Inc........................... 52,700    1,059,797
                                                           ------------
                                                              9,303,291
                                                           ------------
         Pharmaceuticals - 9.8%
         Alkermes, Inc.*(a)........................ 35,400      380,550
         AmerisourceBergen Corp.................... 21,400    1,484,090
         Amylin Pharmaceuticals, Inc.*(a).......... 28,400      621,676
         Andrx Corp.*(a)........................... 67,400    1,341,260
         Barr Laboratories, Inc.*.................. 30,000    1,965,000
         Cephalon, Inc.*(a)........................ 25,300    1,041,348
         Gilead Sciences, Inc.*.................... 35,800    1,989,764
         Human Genome Sciences, Inc.*(a)........... 40,000      508,800
         IDEC Pharmaceuticals Corp.*(a)............ 21,100      717,400
         Invitrogen Corp.*.........................  7,800      299,286
         IVAX Corp.*(a)............................ 49,700      887,145
         Medimmune, Inc.*.......................... 36,900    1,342,053
         Millennium Pharmaceuticals, Inc.*......... 44,300      696,839
         Neurocrine Biosciences, Inc.*............. 10,500      524,370
         Teva Pharmaceutical Industries, Ltd. (ADR) 39,800    2,265,814
         Vertex Pharmaceuticals, Inc.*............. 21,100      308,060
                                                           ------------
                                                             16,373,455
                                                           ------------
         Restaurants - 1.6%
         Cheesecake Factory, Inc.*................. 31,600    1,134,124
         Starbucks Corp.*.......................... 62,700    1,537,404
                                                           ------------
                                                              2,671,528
                                                           ------------
         Retailers - 5.6%
         99 Cents Only Stores*(a).................. 10,500      360,360
         Best Buy Co., Inc.*....................... 52,900    2,323,368
         Dollar Tree Stores, Inc.*................. 62,200    1,973,606
         Family Dollar Stores, Inc................. 45,300    1,728,195
         MSC Industrial Direct Co., Inc. - Class A*  4,000       71,600
         O'Reilly Automotive, Inc.*(a)............. 45,800    1,529,262
         Williams-Sonoma, Inc.*.................... 44,300    1,293,560
                                                           ------------
                                                              9,279,951
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                     Shares/Par    Value
     Description                                    Amount     (Note 2)
     ---------------------------------------------------------------------

     Telephone Systems - 2.3%
     Nextel Communications, Inc. - Class A*......     94,800 $  1,713,984
     Rogers Communications, Inc. - Class B(a)....     71,500    1,147,575
     Triton PCS Holdings, Inc. - Class A*........     46,400      234,320
     Western Wireless Corp. - Class A*(a)........     69,600      802,488
                                                             ------------
                                                                3,898,367
                                                             ------------
     Textiles, Clothing & Fabrics - 0.7%
     Coach, Inc.*................................     24,000    1,193,760
                                                             ------------
     Transportation - 0.7%
     Expeditors International of Washington,
       Inc.......................................     34,600    1,198,544
                                                             ------------
     Total Common Stocks (Cost $136,997,388)                  156,905,038
                                                             ------------

     Short-Term Investments - 17.5%
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................ 17,334,368   17,334,368
     T. Rowe Price Government Reserve
       Investment Fund........................... 11,963,549   11,963,549
                                                             ------------
     Total Short-Term Investments
     (Cost $29,297,917)                                        29,297,917
                                                             ------------

     TOTAL INVESTMENTS - 111.5%
     (Cost $166,295,305)                                      186,202,955

     Other Assets and Liabilities (net) - (11.5%)             (19,236,061)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $166,966,894
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                 Shares      Value
         Description                              Amount     (Note 2)
         --------------------------------------------------------------

         Common Stocks - 92.6%
         Australia - 2.2%
         Australia & New Zealand Banking Group,
           Ltd.................................    157,847 $  1,972,407
         John Fairfax Holdings, Ltd............    431,900      835,198
         News Corporation, Ltd. (The)..........     90,626      681,529
                                                           ------------
                                                              3,489,134
                                                           ------------
         Austria - 0.4%
         Erste Bank der Oesterreichischen
           Sparkassen AG.......................      8,220      727,567
                                                           ------------
         Belgium - 1.3%
         Fortis(a).............................    123,746    2,135,083
                                                           ------------
         Canada - 3.3%
         Encana Corp.(a).......................     40,680    1,551,286
         Manitoba Telecom Services, Inc........     30,200      885,228
         Molson, Inc. - Class A................     51,600    1,388,814
         Talisman Energy, Inc..................     32,500    1,474,276
         Toronto-Dominion Bank(a)..............          5          138
                                                           ------------
                                                              5,299,742
                                                           ------------
         China - 1.5%
         China Oilfield Services, Ltd.(a)......  3,132,000      702,859
         Huaneng Power International, Inc. -
            Series H...........................  1,492,000    1,702,814
                                                           ------------
                                                              2,405,673
                                                           ------------
         Denmark - 1.4%
         Danske Bank A/S.......................    115,800    2,258,498
                                                           ------------
         France - 10.1%
         Carrefour S.A.........................     24,968    1,225,746
         France Telecom........................    131,884    3,240,304
         Generale de Sante(a)..................     56,059      667,388
         L'Air Liquide S.A.(a).................      9,900    1,470,123
         Sanofi-Synthelabo S.A.(a).............     50,443    2,959,126
         Schneider Electric S.A................     17,394      819,105
         Societe Television Francaise 1(a).....     16,813      518,289
         Total Fina Elf S.A....................     35,449    5,366,019
                                                           ------------
                                                             16,266,100
                                                           ------------
         Germany - 3.3%
         Bayerische Motoren Werke (BMW) AG(a)..     58,596    2,257,902
         Celanese AG...........................     32,700      796,647
         Linde AG(a)...........................     33,310    1,235,271
         Schering AG...........................     13,703      671,141
         Stada Arzneimittel AG(a)..............      5,500      350,481
                                                           ------------
                                                              5,311,442
                                                           ------------
         Greece - 0.7%
         Coca Cola Hellenic Bottling Co., S.A..     28,200      466,445
         Cosmote Mobile Communications S.A.....     64,900      694,256
                                                           ------------
                                                              1,160,701
                                                           ------------

      --------------------------------------------------------------------
      Security                                       Shares      Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Hong Kong - 0.2%
      Denway Motors, Ltd..........................    634,000 $    288,620
                                                              ------------
      Ireland - 1.9%
      Anglo Irish Bank Corp.......................     86,100      754,268
      Bank of Ireland.............................    143,750    1,737,813
      Irish Life & Permanent Plc..................     53,945      583,272
                                                              ------------
                                                                 3,075,353
                                                              ------------
      Japan - 15.2%
      Aeon Credit Service Co., Ltd................     17,600      558,008
      Alps Electric Co.(a)........................     12,000      153,986
      Brother Industries, Ltd.....................    411,000    2,846,189
      Chugai Pharmaceutical Co., Ltd..............    107,300    1,221,119
      Credit Saison Co., Ltd......................     75,500    1,240,328
      Fast Retailing Co., Ltd.....................     42,000    1,300,071
      Fujikura, Ltd...............................    385,000    1,272,037
      Honda Motor Co., Ltd........................     78,100    2,964,874
      KDDI Corp...................................        479    1,858,370
      Nippon Electric Glass Co., Ltd.(a)..........     71,000      751,141
      Nippon Oil Corp.............................    174,000      756,364
      Nissan Motor Co., Ltd.......................    234,400    2,245,140
      Shiseido Co., Ltd...........................     85,000      827,625
      Sompo Japan Insurance, Inc..................     16,000       87,439
      Stanley Electric Co., Ltd...................    162,000    2,312,644
      Tokyo Gas Co., Ltd..........................  1,007,000    2,898,627
      Uni-Charm Corp..............................     24,400    1,056,577
                                                              ------------
                                                                24,350,539
                                                              ------------
      Korea - 0.7%
      Hyundai Motor Co., Ltd......................     15,800      417,982
      Korea Tobacco & Ginseng Corp. (GDR)
        (144A)(b).................................     93,840      774,180
                                                              ------------
                                                                 1,192,162
                                                              ------------
      Mexico - 0.6%
      America Movil S.A. de C.V.(ADR)(a)..........     48,630      911,813
                                                              ------------
      Netherlands - 3.4%
      Fugro N.V...................................      7,587      314,170
      ING Groep N.V.*.............................        331        5,761
      Koninklijke (Royal) KPN N.V.*...............    160,230    1,137,159
      Koninklijke (Royal) Philips Electronics N.V.    107,287    2,043,618
      VNU N.V.(a).................................     61,459    1,896,700
                                                              ------------
                                                                 5,397,408
                                                              ------------
      Norway - 0.4%
      Gjensidige Nor Asa..........................     19,300      675,560
                                                              ------------
      Singapore - 3.6%
      DBS Group Holdings, Ltd.....................    262,000    1,532,642
      Mobileone...................................    448,000      340,946
      Singapore Telecommunications, Ltd...........  2,941,000    2,522,169
      United Overseas Bank, Ltd...................    196,000    1,380,321
                                                              ------------
                                                                 5,776,078
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                  Shares      Value
        Description                               Amount     (Note 2)
        ---------------------------------------------------------------

        South Africa - 1.0%
        Gold Fields, Ltd.......................     54,900 $    656,966
        Impala Platinum Holdings, Ltd..........     15,400      917,622
                                                           ------------
                                                              1,574,588
                                                           ------------
        Spain - 3.4%
        Altadis, S.A...........................     24,200      621,301
        Iberdrola S.A.(a)......................    132,010    2,289,816
        Telefonica, S.A.*......................    215,656    2,507,870
                                                           ------------
                                                              5,418,987
                                                           ------------
        Sweden - 1.2%
        Alfa Laval*............................     81,310      777,994
        Hennes & Mauritz AB (H&M) - B Shares...     31,000      713,428
        Swedish Match AB.......................     55,700      427,078
                                                           ------------
                                                              1,918,500
                                                           ------------
        Switzerland - 10.7%
        Converium Holdings AG(a)...............     18,820      870,265
        Givaudan S.A.(a).......................      1,250      527,153
        Nestle S.A.(a).........................     14,218    2,940,168
        Novartis AG............................    152,739    6,057,125
        Syngenta AG............................     32,300    1,622,647
        Synthes-Stratec, Inc...................      1,655    1,191,414
        UBS AG*(a).............................     72,312    4,031,303
                                                           ------------
                                                             17,240,075
                                                           ------------
        United Kingdom - 25.6%
        AstraZeneca Plc........................    128,803    5,173,435
        BG Group Plc...........................    349,347    1,550,415
        BHP Billiton Plc.......................    346,940    1,829,329
        BP Plc.................................    131,700      914,830
        BP Plc (ADR)(a)........................     82,000    3,445,640
        British Sky Broadcasting Group Plc*....    136,331    1,513,169
        CGNU Plc...............................    195,230    1,357,743
        Diageo Plc.............................    178,064    1,904,264
        Intertek Testing Services Plc..........    141,250    1,014,437
        Johnston Press Plc.....................    134,990      966,422
        Kingfisher Plc.........................    492,350    2,256,276
        Legal & General Group Plc..............    504,900      701,022
        Next Plc...............................    125,760    2,133,773
        Reckitt Benckiser Plc..................    129,514    2,380,501
        Reed International Plc.................    260,690    2,172,786
        Royal Bank of Scotland Group Plc.......    220,350    6,191,684
        TI Automotive, Ltd. - Class A*(d)......     45,100            0
        Unilever Plc...........................    107,330      855,983
        Vodafone Group Plc.....................  2,420,135    4,740,288
                                                           ------------
                                                             41,101,997
                                                           ------------
        United States - 0.5%
        Manpower, Inc.(a)......................     23,180      859,746
                                                           ------------
        Total Common Stocks (Cost $137,057,020)             148,835,366
                                                           ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Preferred Stock - 1.7%
     Australia - 0.3%
     News Corporation, Ltd. (The) - 6.25%.......      72,477 $    447,228
                                                             ------------
     Germany - 1.4%
     Fresenius Medical Care AG..................      11,995      434,614
     Porsche AG.................................       4,144    1,758,889
                                                             ------------
                                                                2,193,503
                                                             ------------
     Total Preferred Stock (Cost $2,583,345)                    2,640,731
                                                             ------------

     Short-Term Investments - 13.6%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated 06/30/03
       at 0.15% to be repurchased at
       $7,961,033 on 07/01/03 collateralized by
       $7,255,000 FNMA 5.25% due 04/15/07
       with a value of $8,125,600............... $ 7,961,000    7,961,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).......................  13,901,019   13,901,019
                                                             ------------
     Total Short-Term Investments
     (Cost $21,862,019)                                        21,862,019
                                                             ------------

     TOTAL INVESTMENTS - 107.9%
     (Cost $161,502,384)                                      173,338,116

     Other Assets and Liabilities (net) - (7.9%)              (12,650,373)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $160,687,743
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)


Summary of Total Foreign Securities by Industry Classification

                                                Value   Percent of
             Industry                           (000)   Net Assets
             -----------------------------------------------------
             Apparel Retailers                 $  4,147     2.6%
             Automotive                           9,933     6.2%
             Banking                             16,948    10.5%
             Beverages, Food & Tobacco            9,378     5.8%
             Chemicals                            4,417     2.7%
             Commercial Services                  3,424     2.1%
             Communications                         885     0.6%
             Communication Services               9,321     5.8%
             Cosmetics & Personal Care            1,884     1.2%
             Electric Utilities                   3,993     2.5%
             Electrical Equipment                 5,978     3.7%
             Electronics                          2,949     1.8%
             Financial Services                   8,837     5.5%
             Food Retailers                       1,226     0.8%
             Healthcare Products & Services       2,293     1.4%
             Household Products                   2,381     1.5%
             Insurance                            3,016     1.9%
             Manufacturing                          778     0.5%
             Media - Broadcasting & Publishing    9,021     5.6%
             Metals & Mining                      3,404     2.1%
             Oil & Gas                           18,660    11.7%
             Pharmaceuticals                     16,432    10.2%
             Publishing                             835     0.5%
             Retailers                            2,256     1.4%
             Telephone Systems                    9,080     5.7%
                                               --------    ----
                                               $151,476    94.3%
                                               ========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)



        ----------------------------------------------------------------
        Security                                               Value
        Description                                Shares     (Note 2)
        ----------------------------------------------------------------

        Common Stocks - 91.4%
        Advertising - 0.5%
        Omnicom Group, Inc......................     17,410 $  1,248,297
                                                            ------------
        Aerospace & Defense - 1.0%
        Honeywell International, Inc............     61,270    1,645,100
        Northrop Grumman Corp...................     11,790    1,017,359
                                                            ------------
                                                               2,662,459
                                                            ------------
        Apparel Retailers - 0.8%
        Gap, Inc................................    100,370    1,882,941
        Gymboree Corp.*(a)......................     16,500      276,870
                                                            ------------
                                                               2,159,811
                                                            ------------
        Automobiles - 0.4%
        Harley-Davidson, Inc....................     23,890      952,255
                                                            ------------
        Banking - 2.5%
        Bank of America Corp....................     37,500    2,963,625
        Bank One Corp...........................     72,490    2,695,178
        J.P. Morgan Chase & Co..................     32,290    1,103,672
                                                            ------------
                                                               6,762,475
                                                            ------------
        Beverages, Food & Tobacco - 4.4%
        Altria Group, Inc.......................     15,700      713,408
        Anheuser-Busch Co., Inc.................    107,220    5,473,581
        General Mills, Inc......................     40,400    1,915,364
        PepsiCo, Inc............................     82,150    3,655,675
                                                            ------------
                                                              11,758,028
                                                            ------------
        Chemicals - 1.4%
        Air Products & Chemicals, Inc...........     26,500    1,102,400
        International Flavors & Fragrances, Inc.     13,000      415,090
        Praxair, Inc............................     35,900    2,157,590
                                                            ------------
                                                               3,675,080
                                                            ------------
        Commercial Services - 0.6%
        Covance, Inc.*..........................      4,310       78,011
        Kinder Morgan Management LLC(a).........     41,849    1,567,663
                                                            ------------
                                                               1,645,674
                                                            ------------
        Communications - 4.5%
        Cisco Systems, Inc.*....................    166,150    2,773,044
        Cox Communications, Inc. - Class A*.....     16,300      519,970
        EchoStar Communications Corp. -
          Class A*..............................     33,200    1,149,384
        Lucent Technologies, Inc.(a)............    259,110      525,993
        Nokia Oyj (ADR).........................    306,335    5,033,084
        Sonus Networks, Inc.*(a)................     31,900      160,457
        UTStarcom, Inc.*(a).....................     52,500    1,867,425
                                                            ------------
                                                              12,029,357
                                                            ------------
        Computer Software & Processing - 7.2%
        Adobe Systems, Inc......................     32,800    1,051,896
        Cadence Design Systems, Inc.*(a)........     77,240      931,514
        Electronic Arts, Inc.*..................     38,140    2,821,979
        First Data Corp.........................     62,160    2,575,911

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Computer Software & Processing - continued
          Intuit, Inc.*........................     17,500 $   779,275
          Microsoft Corp.......................    354,920   9,089,501
          Oracle Corp.*........................     32,200     387,044
          Peoplesoft, Inc.*....................     13,090     230,253
          Reynolds & Reynolds Co. - Class A(a).      6,400     182,784
          SAP AG (ADR).........................     18,100     528,882
          VERITAS Software Corp.*..............     28,000     802,760
                                                           -----------
                                                            19,381,799
                                                           -----------
          Computers & Information - 3.5%
          Dell Computer Corp.*.................     76,900   2,457,724
          EMC Corp.*...........................     46,700     488,949
          International Business Machines Corp.     48,900   4,034,250
          Yahoo!, Inc.*........................     69,600   2,280,096
                                                           -----------
                                                             9,261,019
                                                           -----------
          Cosmetics & Personal Care - 0.7%
          Avon Products, Inc...................     12,800     796,160
          Estee Lauder Cos., Inc. - Class A....     29,160     977,735
                                                           -----------
                                                             1,773,895
                                                           -----------
          Electronics - 4.7%
          Analog Devices, Inc.*................     21,280     740,970
          Broadcom Corp. - Class A*............     42,200   1,051,202
          Intel Corp...........................    222,700   4,628,597
          International Rectifier Corp.*.......     38,800   1,040,616
          Micron Technology, Inc.*.............     21,890     254,581
          National Semiconductor Corp.*........     50,560     997,043
          Sanmina Corp.*.......................    172,660   1,089,484
          Texas Instruments, Inc...............    108,220   1,904,672
          Vishay Intertechnology, Inc.*........     73,770     973,764
                                                           -----------
                                                            12,680,929
                                                           -----------
          Entertainment & Leisure - 4.0%
          Carnival Corp........................    148,220   4,818,632
          International Game Technology*.......     16,800   1,719,144
          Mattel, Inc..........................      9,300     175,956
          Royal Caribbean Cruises, Ltd.(a).....    168,940   3,912,651
                                                           -----------
                                                            10,626,383
                                                           -----------
          Environmental Controls - 0.8%
          Waste Management, Inc................     85,070   2,049,336
                                                           -----------
          Financial Services - 6.8%
          American Express Co..................     72,100   3,014,501
          Charles Schwab Corp..................    139,020   1,402,712
          Citigroup, Inc.......................    168,830   7,225,924
          Goldman Sachs Group, Inc.............     16,500   1,381,875
          Janus Capital Group, Inc.*...........     14,700     241,080
          Merrill Lynch & Co., Inc.............     36,300   1,694,484
          Morgan Stanley.......................     77,800   3,325,950
                                                           -----------
                                                            18,286,526
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                Shares     (Note 2)
        ----------------------------------------------------------------

        Forest Products & Paper - 0.5%
        International Paper Co..................     40,740 $  1,455,640
                                                            ------------
        Health Care Products - 3.6%
        Applera Corp. - Applied Biosystems Group     54,320    1,033,710
        Baxter International, Inc...............     15,400      400,400
        Guidant Corp............................        300       13,317
        Idexx Labs, Inc.*(a)....................      3,100      103,974
        Medtronic, Inc..........................    100,790    4,834,896
        Millipore Corp..........................     37,830    1,678,517
        STERIS Corp.*...........................     19,900      459,491
        Varian Medical Systems, Inc.*...........     18,900    1,088,073
                                                            ------------
                                                               9,612,378
                                                            ------------
        Health Care Providers & Services - 2.4%
        Aetna, Inc..............................     28,800    1,733,760
        Anthem, Inc.*...........................     16,100    1,242,115
        Apria Healthcare Group, Inc.*(a)........     10,900      271,192
        Lincare Holdings, Inc.*.................      6,000      189,060
        Oxford Health Plans, Inc.*(a)...........     12,800      537,984
        UnitedHealth Group, Inc.................     21,400    1,075,350
        Wellpoint Health Networks, Inc.*........     17,300    1,458,390
                                                            ------------
                                                               6,507,851
                                                            ------------
        Heavy Machinery - 0.5%
        Ingersoll-Rand Co. - Class A............     28,900    1,367,548
                                                            ------------
        Home Construction, Furnishings & Appliances -  0.4%
        Ethan Allen Interiors, Inc.(a)..........     29,950    1,053,042
                                                            ------------
        Industrial - Diversified - 0.3%
        Danaher Corp............................      9,900      673,695
                                                            ------------
        Industrial Machinery - 0.2%
        Dover Corp..............................     17,000      509,320
                                                            ------------
        Insurance - 1.9%
        Allstate Corp...........................     14,000      499,100
        American International Group, Inc.......     55,780    3,077,940
        Everest Reinsurance Group, Ltd..........      5,240      400,860
        St. Paul Companies, Inc.................     14,300      522,093
        XL Capital, Ltd. - Class A..............      6,540      542,820
                                                            ------------
                                                               5,042,813
                                                            ------------
        Lodging - 0.4%
        Mandalay Resort Group(a)................     19,500      621,075
        Starwood Hotels & Resorts Worldwide,
          Inc...................................     17,200      491,748
                                                            ------------
                                                               1,112,823
                                                            ------------
        Media - Broadcasting & Publishing - 14.8%
        AOL Time Warner, Inc....................    371,960    5,984,837
        Cablevision Systems New York Group -
          Class A*(a)...........................     26,280      545,573

          ------------------------------------------------------------
          Security                                           Value
          Description                            Shares     (Note 2)
          ------------------------------------------------------------

          Media - Broadcasting & Publishing - continued
          Clear Channel Communications, Inc.*.     89,820 $  3,807,470
          Comcast Corp. - Class A Special*....    329,430    9,497,467
          Gannett Co., Inc....................      4,000      307,240
          Hispanic Broadcasting Corp.*........     41,705    1,061,392
          Liberty Media Corp. - Class A*......    132,700    1,534,012
          McGraw-Hill Companies, Inc..........     27,580    1,709,960
          New York Times Co. - Class A........     35,500    1,615,250
          News Corp., Ltd. (ADR)(a)...........    105,490    3,193,182
          Univision Communications, Inc. -
            Class A*(a).......................     38,470    1,169,488
          Viacom, Inc. - Class B*.............    212,020    9,256,793
                                                          ------------
                                                            39,682,664
                                                          ------------
          Oil & Gas - 5.5%
          BJ Services Co.*....................     42,790    1,598,634
          ConocoPhillips......................     28,600    1,567,280
          Encana Corp.........................     54,700    2,085,923
          Exxon Mobil Corp....................    141,880    5,094,911
          Halliburton Co......................     33,830      778,090
          Noble Corp.*........................     21,270      729,561
          Rowan Companies, Inc................     32,960      738,304
          Total Fina Elf S.A. (ADR)(a)........     22,560    1,710,048
          Varco International, Inc.*..........     24,920      488,432
                                                          ------------
                                                            14,791,183
                                                          ------------
          Pharmaceuticals - 9.7%
          Abbott Laboratories.................     38,600    1,689,136
          Amgen, Inc.*........................     52,300    3,474,812
          Barr Laboratories, Inc.*............     23,000    1,506,500
          Bristol-Myers Squibb Co.............     34,700      942,105
          Celgene Corp.*(a)...................     53,100    1,614,240
          Chiron Corp.*.......................     20,400      891,888
          Forest Laboratories, Inc.*..........     20,600    1,127,850
          Genentech, Inc.*....................     14,600    1,052,952
          Medicis Pharmaceutical
            Corp. - Class A(a)................     10,600      601,020
          Merck & Co., Inc....................     26,400    1,598,520
          Mylan Laboratories, Inc.............     19,000      660,630
          Perrigo Co..........................     66,910    1,046,472
          Pfizer, Inc.........................    151,170    5,162,456
          Serono SA (ADR).....................     52,620      766,147
          SICOR, Inc.*........................     35,300      718,002
          Teva Pharmaceutical Industries, Ltd.
            (ADR).............................     52,100    2,966,053
                                                          ------------
                                                            25,818,783
                                                          ------------
          Real Estate - 0.4%
          Host Marriott Corp. (REIT)*.........    119,140    1,090,131
                                                          ------------
          Restaurants - 0.8%
          Brinker International, Inc.*........     57,400    2,067,548
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                               Shares     (Note 2)
        ---------------------------------------------------------------

        Retailers - 1.9%
        Costco Wholesale Corp.*................     28,800 $  1,054,080
        Kohl's Corp.*..........................     19,200      986,496
        Pier 1 Imports, Inc....................     27,100      552,840
        Target Corp............................     63,500    2,402,840
                                                           ------------
                                                              4,996,256
                                                           ------------

        Semiconductors - 1.0%
        Cypress Semiconductor Corp.*(a)........    100,220    1,202,640
        Marvell Technology Group, Ltd.*........     19,900      683,963
        Taiwan Semiconductor Manufacturing Co.,
          Ltd. (ADR)(a)........................     86,800      874,944
                                                           ------------
                                                              2,761,547
                                                           ------------
        Telephone Systems - 1.1%
        AT&T Corp..............................     61,000    1,174,250
        Telefonos de Mexico S.A. de C.V. (ADR).     36,500    1,146,830
        Vodafone Group Plc (ADR)(a)............     34,080      669,672
                                                           ------------
                                                              2,990,752
                                                           ------------
        Textiles, Clothing & Fabrics - 0.4%
        NIKE, Inc. - Class B...................     18,740    1,002,403
                                                           ------------
        Transportation - 1.2%
        Expeditors International of Washington,
          Inc..................................     29,300    1,014,952
        FedEx Corp.............................     37,600    2,332,328
                                                           ------------
                                                              3,347,280
                                                           ------------
        U.S. Government Agency - 0.5%
        Federal National Mortgage Association..     19,480    1,313,731
                                                           ------------
        Water Companies - 0.1%
        Philadelphia Suburban Corp.(a).........      6,700      163,346
                                                           ------------
        Total Common Stocks
        (Cost $229,941,346)                                 244,314,057
                                                           ------------

        Mutual Funds - 0.4%
        Nasdaq-100 Index Tracking Stock*(a)
          (Cost $1,038,106)....................     39,000    1,168,050
                                                           ------------

      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 15.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/03 at 0.15% to
        be repurchased at $21,327,089 on
        07/01/03 collateralized by $21,410,000
        FHLMC 1.875% due 02/15/05 with a
        value of $21,754,551................... $21,327,000 $ 21,327,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  19,500,364   19,500,364
                                                            ------------
      Total Short-Term Investments
      (Cost $40,827,364)                                      40,827,364
                                                            ------------

      TOTAL INVESTMENTS - 107.1%
      (Cost $271,806,816)                                    286,309,471

      Other Assets and Liabilities (net) - (7.1%)            (18,930,511)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $267,378,960
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Commercial Paper - 26.4%
       Banking - 14.0%
       ABN-AMRO North America Finance, Inc.
         1.040%, due 07/16/03.................. $ 5,200,000 $  5,197,747
       CBA Finance (Delaware), Inc. 1.230%, due
         07/23/03..............................   3,250,000    3,247,557
       Danske Corp. 1.230%, due 07/08/03.......   7,900,000    7,898,110
       National Westminster Bancorp 9.375%, due
         11/15/03..............................   1,735,000    1,786,853
       Royal Bank Canada 1.225%, due
         07/09/03..............................   1,300,000    1,299,646
       Royal Bank of Scotland Plc 1.220%, due
         07/15/03 144A(a)......................     700,000      699,668
       Svenska Handelsbanken AB 1.300%, due
         07/14/03..............................   3,800,000    3,798,216
                                                            ------------
                                                              23,927,797
                                                            ------------
       Financial Services - 8.6%
       General Electric Capital Corp.
         1.220%, due 07/09/03..................   5,100,000    5,098,617
        1.260%, due 08/05/03...................   3,000,000    2,996,325
       HBOS Treasury Services Plc 1.235%, due
         07/28/03..............................   6,650,000    6,643,841
                                                            ------------
                                                              14,738,783
                                                            ------------
       Foreign Government - 3.8%
       Queensland Treasury Corp. 1.170%, due
         07/11/03..............................   6,400,000    6,397,920
                                                            ------------
       Total Commercial Paper
       (Cost $45,064,500)                                     45,064,500
                                                            ------------

       Corporate Notes - 1.6%
       Cosmetics & Personal Care - 0.6%
       Procter & Gamble Co. 5.250%, due
         09/15/03..............................   1,000,000    1,008,185
                                                            ------------
       Financial Services - 0.4%
       Paine Webber Group, Inc. 6.450%, due
         12/01/03..............................     700,000      714,952
                                                            ------------
       Retailers - 0.6%
       Wal-Mart Stores, Inc. 4.375%, due
         08/01/03..............................   1,005,000    1,007,638
                                                            ------------
       Total Corporate Notes (Cost $2,730,775)                 2,730,775
                                                            ------------

      --------------------------------------------------------------------
      Security                                       Par         Value
      Description                                   Amount      (Note 2)
      --------------------------------------------------------------------

      U.S. Government & Agency Obligations - 15.7%
      Federal Farm Credit Bank 5.400%, due
        01/23/04................................. $ 2,500,000 $  2,557,584
      Federal Home Loan Bank
        5.225%, due 02/09/04.....................     400,000      409,258
       5.250%, due 02/15/04......................     642,000      657,335
       3.750%, due 04/15/04......................  16,000,000   16,318,756
       4.750%, due 06/28/04......................   2,700,000    2,800,673
      Federal National Mortgage Association
        5.125%, due 02/13/04.....................     428,000      437,824
       5.625%, due 05/14/04......................   3,400,000    3,529,991
                                                              ------------
      Total U.S. Government & Agency Obligations
      (Cost $26,711,421)                                        26,711,421
                                                              ------------
      U.S. Government & Agency Discount Notes - 36.3%
      Federal Home Loan Bank
        0.950%, due 07/01/03.....................  19,000,000   19,000,000
       0.920%, due 07/30/03......................   4,200,000    4,196,888
      Federal National Mortgage Association
        0.950%, due 07/01/03.....................  19,000,000   19,000,000
       1.260%, due 07/02/03......................   3,200,000    3,199,888
       0.910%, due 07/30/03......................   4,200,000    4,196,921
       1.050%, due 07/31/03......................   4,300,000    4,296,238
       0.950%, due 09/10/03......................   2,700,000    2,694,941
       0.975%, due 11/14/03......................   5,300,000    5,280,478
                                                              ------------
      Total U.S. Government & Agency Discount
      Notes (Cost $61,865,354)                                  61,865,354
                                                              ------------

      Repurchase Agreement - 17.2%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 06/30/03 at 0.15% to
        be repurchase at $29,387,122 on
        07/01/03 collateralized by $29,500,000
        FHLMC 1.875% due 02/15/05 with a
        value of $29,974,744 (Cost
        $29,387,000).............................  29,387,000   29,387,000
                                                              ------------

      TOTAL INVESTMENTS - 97.2%
      (Cost $ 165,759,050)                                     165,759,050

      Other Assets and Liabilities (net) - 2.8%                  4,704,795
                                                              ------------

      TOTAL NET ASSETS - 100.0%                               $170,463,845
                                                              ============

Portfolio Footnotes:

FHLMC - Federal Home Loan Mortgage Corp.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A and offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                      Par          Value
     Description                                  Amount       (Note 2)
     ---------------------------------------------------------------------

     Municipals - 3.0%
     California State 2.000%, due 06/16/04..... $ 7,300,000 $    7,360,298
     Clark Country Nv School District
       5.375%, due 06/15/13....................   2,000,000      2,317,480
     Energy Northwest Wash Electric Revenue
       5.500%, due 07/01/12....................   1,600,000      1,850,448
      5.500%, due 07/01/14.....................   2,000,000      2,322,760
     Florida State, Series A 5.000%, due
       06/01/32................................   1,250,000      1,312,750
     Georgia State, Series B 5.000%, due
       05/01/20................................   2,000,000      2,139,280
     Golden St Tob Securitization Corp.
       6.250%, due 06/01/33....................     340,000        305,473
      6.750%, due 06/01/39.....................     500,000        453,510
     Illinois State 5.100%, due 06/01/33.......   1,900,000      1,868,403
     New York NY City Municipal Water
       5.000%, due 06/15/34....................   2,000,000      2,084,340
     New York State Dormitory Authority
       Revenues 5.000%, due 03/15/27...........     600,000        622,854
     Tacoma Washington Regional Water
       Supply Systems 5.000%, due
       12/01/32................................     800,000        831,008
     Tobacco Settlement Funding Corp
       6.375%, due 06/01/32....................   1,400,000      1,272,782
      5.875%, due 05/15/39.....................     800,000        641,408
     Utah Transit Authority Sales Tax Revenues
       5.000%, due 06/15/32....................   1,000,000      1,040,460
     Virginia College Building Authority Va
       Revenues 5.000%, due 02/01/10...........   1,500,000      1,696,005
                                                            --------------
     Total Municipals (Cost $27,779,007)                        28,119,259
                                                            --------------

     Domestic Bonds & Debt Securities - 13.9%
     Asset Backed Securities - 0.2%
     Bear Stearns Asset Backed Securities, Inc.
       1.435%, due 10/27/32^...................     418,771        419,781
     Credit-Based Asset Servicing and
       Securitization 1.375%, due
       08/25/29^...............................     767,981        769,229
     MLCC Mortgage Investors, Inc. 1.560%,
       due 03/15/25^...........................     315,076        315,723
     Residential Asset Securitization Trust
       7.130%, due 07/25/31....................     200,000        207,595
     Structured Asset Secs Corp. 6.500%, due
       01/25/32................................     191,074        191,686
     United Air Lines, Inc. 1.500%, due
       03/02/04 (d)^...........................     341,348        253,785
                                                            --------------
                                                                 2,157,799
                                                            --------------

       ------------------------------------------------------------------
       Security                                   Par          Value
       Description                               Amount       (Note 2)
       ------------------------------------------------------------------

       Automotive - 1.1%
       Ford Motor Co. 6.625%, due 10/01/28.... $ 1,700,000 $    1,418,473
       Ford Motor Credit Co.
         6.700%, due 07/16/04.................     400,000        415,457
        7.250%, due 10/25/11..................   1,300,000      1,338,571
       General Motors Acceptance Corp.
         8.000%, due 11/01/31.................   4,900,000      4,820,977
       General Motors Corp. 8.250%, due
         07/15/23.............................   1,400,000      1,395,842
       Daimler Chrysler North America Holdings
         8.500%, due 01/18/31.................     900,000      1,063,191
                                                           --------------
                                                               10,452,511
                                                           --------------
       Collateralized Mortgage Obligations - 8.0%
       ABN AMRO Mortgage Corp. 6.500%, due
         01/25/32.............................  22,069,951     22,199,060
       Bank Of America Mortgage Securities
         6.250%, due 03/25/32.................   1,108,403      1,112,890
        6.000%, due 07/25/32..................   1,164,126      1,165,596
       Bear Stearns Adjustable Rate
         Mortgage Trust
         6.590%, due 09/25/31^................      39,261         39,394
        6.180%, due 12/25/31^.................     173,008        173,627
        6.160%, due 01/25/32^.................     221,984        223,359
        6.020%, due 02/25/32^.................     210,827        212,341
        5.370%, due 02/25/33^.................   2,001,907      2,042,589
       Bear Stearns Commercial Mortgage
         Securities, Inc. 5.060%, due 11/15/16     474,753        510,430
       Cendant Mortgage Corp. 6.750%, due
         04/25/31.............................      21,163         21,237
       Countrywide Home Loans
         6.500%, due 11/25/13.................     136,727        139,630
        6.000%, due 08/25/17..................   8,645,156      8,885,538
       Credit Suisse First Boston Mortgage
         Securities Corp.
         1.385%, due 08/25/31^................      15,773         15,781
        1.435%, due 02/25/32^.................     922,701        926,442
        1.000%, due 03/25/32 (144A)(g)........   1,152,459      1,131,162
        5.000%, due 01/25/33..................   9,661,237      9,791,809
        1.000%, due 08/25/33 (144A)(g)........   3,703,313      3,697,454
       E-Trade Bank Arm Trust, Class A1
         6.993%, due 09/25/31^................      43,144         43,310
       FFCA Secured Lending Corp. 7.850%, due
         05/18/26 144A(c).....................     300,000        336,391
       Financial Asset Secs Corp. 1.150%, due
         09/25/33(144A)(g)^...................   4,309,304      4,304,003
       GMAC Mortgage Corp. 5.940%, due
         07/01/13.............................     187,425        191,302
       GMACCM Mortgage Trust I 1.104%, due
         07/20/03 (144A)(c)^..................     111,722        111,561

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Collateralized Mortgage Obligations - continued
      GSR Mortgage Loan Trust 6.000%, due
        03/25/32.............................. $    99,956 $      102,225
      GSR Mortgage Loan Trust 6.000%, due
        07/25/32..............................   2,853,423      2,892,055
      Indymac Arm Trust 6.596%, due
        01/25/31^.............................      49,445         50,844
      Mellon Residential Funding Corp.
       6.010%, due 07/25/29^..................     302,574        304,652
      PNC Mortgage Securities Corp.
        0.000%, due 01/25/15+.................     222,175        207,016
       7.500%, due 05/25/27...................     711,672        710,921
      Prudential Home Mortgage Securities
        7.000%, due 12/25/07..................     354,001        353,694
      Renaissance Home Equity Loan Trust
        1.468%, due 08/25/33^.................   3,000,000      2,998,653
      Residential Accredit Loans, Inc. 5.500%,
        due 06/25/17..........................     375,624        381,609
      Residential Funding Mortgage Security
        6.500%, due 06/25/09..................      58,801         60,095
       5.930%, due 09/25/32^..................   1,404,671      1,421,847
      Sequoia Mortgage Trust 1.434%, due
        06/20/33^.............................   2,000,000      2,008,141
      United Mortgage Securities Corp.
        4.294%, due 06/25/32^.................      63,175         64,148
       4.968%, due 09/25/33^..................      21,863         22,311
      Washington Mutual, Inc.
        6.000%, due 03/25/17..................   1,596,282      1,637,965
       5.207%, due 10/25/32^..................   1,751,731      1,780,274
       6.299%, due 10/19/39^..................     524,453        530,861
       3.250%, due 12/25/40^..................      26,924         27,116
      Wells Fargo Mortgage Backed Securities
        Trust
        6.560%, due 10/25/31^.................      85,111         85,370
       6.030%, due 01/25/32^..................     237,387        238,812
       4.880%, due 09/25/32^..................     529,562        533,632
       5.110%, due 09/25/32^..................   1,338,498      1,358,369
                                                           --------------
                                                               75,045,516
                                                           --------------
      Communications - 0.7%
      Cingular Wireless LLC 6.500%, due
        12/15/11..............................     700,000        807,859
      Qwest Corp.
        7.200%, due 11/01/04..................     900,000        927,000
       8.875%, due 03/15/12 (144A)(c).........   1,650,000      1,852,125
      Sprint Capital Corp.
        6.000%, due 01/15/07..................     700,000        752,977
       6.125%, due 11/15/08...................   1,830,000      1,988,886
       6.375%, due 05/01/09...................     470,000        514,825
                                                           --------------
                                                                6,843,672
                                                           --------------

      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Electric Utilities - 0.7%
      Edison International, Inc. 6.875%, due
        09/15/04.............................. $ 2,150,000 $    2,171,500
      Entergy Gulf States 3.600%, due 06/01/08
        (144A)(c).............................   1,400,000      1,393,127
      Oncor Electric Delivery Co. 7.250%, due
        01/15/33 (144A)(c)....................   1,300,000      1,538,835
      Progress Energy, Inc. 6.850%, due
        04/15/12..............................   1,500,000      1,729,754
                                                           --------------
                                                                6,833,216
                                                           --------------
      Financial Services - 1.2%
      Associates Corp. of North America
        6.200%, due 05/16/05..................     500,000        541,610
      CIT Group, Inc. 7.750%, due
        04/02/12(b)...........................   1,900,000      2,269,191
      Citigroup, Inc. 5.625%, due 08/27/12....   1,000,000      1,103,732
      General Electric Capital Corp. 5.000%,
        due 02/01/13..........................   1,400,000      1,481,582
      General Electric Capital Corp., Series A
        5.450%, due 01/15/13..................   2,000,000      2,170,342
      Heller Financial, Inc. 6.375%, due
        03/15/06..............................     400,000        446,396
      Mid-State Trust - Class A 7.791%, due
        03/15/38..............................     499,221        570,185
      Morgan Stanley Group, Inc. 5.300%, due
        03/01/13..............................     800,000        851,888
      Qwest Capital Funding, Inc.
        7.750%, due 08/15/06..................     700,000        654,500
       7.250%, due 02/15/11...................     510,000        420,750
      Small Business Administration
        6.353%, due 03/01/11..................     283,559        307,496
       5.500%, due 10/01/18...................     264,643        286,025
                                                           --------------
                                                               11,103,697
                                                           --------------
      Industrials - 0.2%
      Weyerhaeuser Company
        6.750%, due 03/15/12..................     700,000        795,973
       6.875%, due 12/15/33...................     800,000        876,418
                                                           --------------
                                                                1,672,391
                                                           --------------
      Media - Broadcasting & Publishing - 0.1%
      AOL Time Warner, Inc. 7.700%, due
        05/01/32..............................     930,000      1,089,845
                                                           --------------
      Oil & Gas - 0.8%
      El Paso Corp. 7.750%, due 01/15/32(b)...   3,000,000      2,542,500
      Pemex Project Funding Master Trust
        7.375%, due 12/15/14..................   1,700,000      1,865,750
       8.625%, due 02/01/22 (144A)(c).........   2,800,000      3,206,000
                                                           --------------
                                                                7,614,250
                                                           --------------
      Pharmaceuticals - 0.2%
      Roche Holdings, Inc., Convertible
        2.284%, due 01/19/15 (144A)(c)+.......   2,000,000      1,552,500
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                  Par          Value
       Description                              Amount       (Note 2)
       -----------------------------------------------------------------

       Telephone - 0.7%
       AT&T Broadband Corporation 8.375%,
         due 03/15/13........................ $ 2,800,000 $    3,514,103
       AT&T Corporation 8.000%, due
         11/15/31............................   2,900,000      3,299,716
                                                          --------------
                                                               6,813,819
                                                          --------------
       Total Domestic Bonds & Debt Securities
       (Cost $127,049,919)                                   131,179,216
                                                          --------------

       Foreign Bonds & Debt Securities - 5.6%
       Diversified Operations - 0.2%
       Tyco International Group S.A. 4.375%,
         due 11/19/04........................   1,000,000      1,153,126
                                                          --------------
       Foreign Government - 5.2%
       Canada Government 6.000%, due
         06/01/08............................   9,300,000      7,550,441
       Republic of Chile 5.500%, due
         01/15/13............................   1,500,000      1,590,750
       Republic of Panama
         8.250%, due 04/22/08................     750,000        830,625
        9.375%, due 01/16/23.................     500,000        558,750
       Republic of Peru
         9.125%, due 01/15/08................   2,600,000      2,827,500
        9.125%, due 02/21/12.................   1,500,000      1,602,750
        9.875%, due 02/06/15.................     400,000        440,000
       Federal Republic of Brazil
         2.125%, due 04/15/06^...............   2,544,000      2,397,847
        11.500%, due 03/12/08................     940,000        987,000
        11.000%, due 01/11/12................     750,000        748,125
        8.000%, due 04/15/14.................   4,014,397      3,513,802
       Republic of Columbia
         10.500%, due 07/09/10...............     250,000        288,125
        10.750%, due 01/15/13................   1,000,000      1,172,500
        11.750%, due 02/25/20................     900,000      1,122,750
        10.375%, due 01/28/33................     750,000        864,375
       Republic of Germany
         5.250%, due 01/04/11................   6,100,000      7,789,046
        6.000%, due 06/20/16.................   2,400,000      3,258,889
       Republic of South Africa
         9.125%, due 05/19/09................   1,000,000      1,240,650
        7.375%, due 04/25/12.................     750,000        862,500
       United Mexican States
         6.375%, due 01/16/13................     900,000        956,250
        11.375%, due 09/15/16................     350,000        510,125
        8.300%, due 08/15/31.................   5,600,000      6,462,400
       United Mexican States, Series A
         8.000%, due 09/24/22................   1,500,000      1,683,750
                                                          --------------
                                                              49,258,950
                                                          --------------

       -----------------------------------------------------------------
       Security                                  Par          Value
       Description                              Amount       (Note 2)
       -----------------------------------------------------------------

       Telephone Systems - 0.2%
       Deutsche Telekom Finance B.V. (Yankee)
         8.250%, due 06/15/30................ $ 1,100,000 $    1,406,533
       Deutsche Telekom International Finance
         BV (Yankee) 7.750%, due
         06/15/05............................     600,000        669,444
                                                          --------------
                                                               2,075,977
                                                          --------------
       Total Foreign Bonds & Debt Securities
       (Cost $50,281,813)                                     52,488,053
                                                          --------------

       U.S. Government & Agency Obligations - 92.7%
       Federal Home Loan Mortgage Corp.
         5.500%, due 07/01/07................   3,031,349      3,121,697
        7.000%, due 07/01/07.................       3,593          3,676
        6.500%, due 05/15/08.................   3,646,921      3,753,772
        7.000%, due 09/01/10.................      39,812         42,346
        6.500%, due 04/01/11.................     324,156        341,514
        6.000%, due 05/01/11.................     439,136        458,186
        5.500%, due 06/15/12.................   7,846,079      7,895,165
        5.500%, due 11/15/13.................   3,162,587      3,163,638
        5.500%, due 05/01/14.................     235,704        245,377
        6.000%, due 06/01/14.................     401,070        417,907
        6.000%, due 10/01/14.................     142,169        148,137
        6.000%, due 03/01/15.................       9,809         10,221
        5.500%, due 04/01/16.................     250,131        259,547
        5.000%, due 09/15/16.................   6,193,159      6,356,702
        5.750%, due 12/15/16.................     610,362        610,416
        6.000%, due 01/15/20.................  12,840,859     13,169,016
        5.500%, due 05/15/20.................   3,413,945      3,436,628
        6.000%, due 03/01/21.................   3,529,690      3,664,341
        6.000%, due 01/01/22.................  10,358,171     10,753,316
        6.000%, due 10/01/22.................  32,826,047     34,078,058
        6.000%, due 10/15/22.................   2,431,780      2,483,415
        6.375%, due 10/15/22.................   1,329,474      1,352,006
        6.000%, due 12/01/22.................   1,659,008      1,722,284
        6.000%, due 02/01/23.................   4,204,740      4,365,112
        5.500%, due 03/01/23.................   3,916,183      4,056,887
        6.000%, due 04/01/23.................     957,563        994,083
        5.500%, due 06/01/23.................  10,300,000     10,670,068
        6.000%, due 02/15/24.................     159,929        159,943
        6.000%, due 01/15/25.................  33,643,053     33,793,754
        6.500%, due 02/15/25.................     403,513        404,473
        6.000%, due 06/15/25.................     925,664        930,907
        6.000%, due 07/15/25.................   1,478,179      1,481,593
        6.250%, due 02/15/27.................     541,575        544,225
        6.000%, due 03/15/27.................   4,880,304      4,920,967
        6.000%, due 09/15/27.................  27,084,000     27,713,234
        6.000%, due 01/15/28.................   9,400,000      9,521,551
        5.625%, due 07/15/28.................   4,958,906      5,010,620
        5.000%, due 02/15/29.................   5,425,726      5,471,119
        8.000%, due 04/15/29.................  17,425,408     17,620,207

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                             Par          Value
          Description                         Amount       (Note 2)
          ------------------------------------------------------------

          U.S. Government & Agency Obligations - continued
          Federal Home Loan Mortgage Corp. - continued
           6.500%, due 06/01/29........... $     15,461 $       16,110
           6.500%, due 07/01/29...........       10,807         11,260
           6.500%, due 06/15/30...........   25,000,000     25,438,620
           6.500%, due 12/15/30...........    7,500,000      7,747,606
           5.500%, due 05/15/31...........   13,799,535     14,130,340
           5.934%, due 11/01/31...........    1,929,578      2,005,378
           3.500%, due 07/15/32...........    2,664,476      2,695,331
           6.500%, due 08/01/32...........   44,745,760     46,578,013
           5.000%, due TBA(a)(e)..........   30,000,000     30,632,813
           5.000%, due TBA(a).............   27,000,000     27,227,826
           5.500%, due TBA(a).............    6,500,000      6,741,722
           6.000%, due TBA(a).............   23,500,000     24,359,207
                                                        --------------
                                                           412,730,334
                                                        --------------
          Federal National Mortgage Assoc.
            4.020%, due 03/18/05..........    4,800,000      4,832,045
           6.090%, due 10/01/08...........      493,558        558,091
           6.000%, due 11/01/08...........       86,885         91,264
           6.500%, due 03/01/09...........       17,073         17,720
           5.500%, due 03/25/09...........    7,407,558      7,444,958
           5.000%, due 09/25/10...........       17,572         17,573
           7.000%, due 04/01/11...........      239,418        255,029
           7.000%, due 05/01/11...........      115,609        123,166
           5.500%, due 02/01/12...........       31,162         32,564
           5.500%, due 07/01/13...........      212,724        222,111
           8.000%, due 11/01/13...........      165,136        177,277
           6.500%, due 12/01/13...........       96,671        102,210
           5.500%, due 01/01/14...........      150,582        157,015
           6.000%, due 04/01/14...........      304,885        318,879
           6.000%, due 06/01/14...........      616,056        644,331
           6.000%, due 08/01/14...........      236,460        247,313
           8.000%, due 08/01/14...........       50,513         54,457
           5.500%, due 03/01/16...........      600,000        625,631
           6.000%, due 04/01/16...........      517,896        540,792
           6.500%, due 04/01/16...........    1,100,758      1,161,577
           6.000%, due 05/01/16...........    1,550,124      1,618,402
           6.000%, due 06/01/16...........    1,016,669      1,061,451
           6.500%, due 06/01/16...........      490,112        517,191
           6.000%, due 07/01/16...........      798,990        834,183
           6.500%, due 07/01/16...........    1,289,044      1,360,266
           6.000%, due 08/01/16...........      884,587        923,550
           6.500%, due 08/01/16...........       86,118         90,876
           6.000%, due 09/01/16...........      232,355        242,589
           6.500%, due 09/01/16...........      485,529        512,355
           6.500%, due 10/01/16...........      941,592        993,616
           5.500%, due 11/01/16...........       38,864         40,389
           6.000%, due 11/01/16...........      793,888        828,857
           6.000%, due 12/01/16...........      515,939        538,665
           6.000%, due 01/01/17...........    1,630,134      1,701,941

               -----------------------------------------------------------
               Security                        Par              Value
               Description                    Amount           (Note 2)
               -----------------------------------------------------------

               U.S. Government & Agency Obligations - continued
               Federal National Mortgage Assoc. - continued
                5.500%, due 02/01/17....... $   563,533     $      585,578
                6.000%, due 02/01/17.......     668,698            698,153
                6.500%, due 02/01/17.......     513,583            541,959
                6.000%, due 03/01/17.......     867,113            905,317
                6.000%, due 04/01/17.......     347,914            363,245
                5.500%, due 05/01/17.......     814,163            846,012
                6.000%, due 05/01/17.......     508,510            530,917
                5.500%, due 06/01/17.......      56,034             58,226
                6.000%, due 06/01/17.......     724,556            756,483
                6.000%, due 07/01/17.......     696,622            727,318
                6.500%, due 07/01/17.......     430,840            454,645
                6.000%, due 08/01/17.......   1,179,445          1,231,417
                5.500%, due 09/01/17.......   2,005,983          2,084,455
                6.000%, due 09/01/17.......     448,190            467,939
                5.500%, due 10/01/17.......  10,407,471         10,814,601
                6.500%, due 10/01/17.......     153,406            161,882
                5.500%, due 11/01/17.......  14,286,872         14,845,759
                6.000%, due 11/01/17.......     500,000            522,024
                5.500%, due 12/01/17.......   4,531,575          4,708,845
                6.000%, due 01/01/18.......     671,263            700,843
                5.500%, due 03/01/18.......   7,359,416          7,647,216
                5.500%, due 04/01/18.......      75,710             78,567
                5.500%, due 05/01/18.......     259,102            269,149
                5.000%, due 09/25/18.......   3,550,926          3,556,245
                5.500%, due 12/01/18.......      67,180             69,715
                6.000%, due 06/01/22.......  27,101,900         28,266,837
                6.000%, due 01/01/23.......   7,745,510          8,078,439
                5.500%, due 05/01/23.......  14,340,656         14,882,791
                5.500%, due 06/01/23.......  16,123,379         16,732,908
                5.750%, due 09/25/24.......   3,908,824          3,907,348
                5.750%, due 02/25/25.......   2,693,986          2,692,969
                8.000%, due 10/01/25.......      36,175             39,297
                6.000%, due 12/25/28.......   1,759,017          1,775,149
                6.000%, due 06/01/29.......     241,294            251,210
                6.500%, due 06/01/29.......     174,125            181,828
                5.500%, due 02/25/30.......   7,073,693          7,161,460
                6.000%, due 04/25/30.......   5,049,951          5,119,194
                7.500%, due 09/01/30.......       9,275              9,858
                6.000%, due 10/01/30.......  27,098,875         27,391,784
                4.500%, due 02/25/32.......   4,826,093          4,897,276
                1.935%, due 04/25/32^......   3,388,244          3,402,611
                6.500%, due 12/25/42.......   2,593,954          2,795,797
                4.000%, due TBA(a).........  15,000,000         15,004,680
                4.500%, due TBA(a).........  18,000,000         18,365,616
                6.000%, due TBA(a).........  33,000,000         34,278,750
                6.500%, due TBA(a).........  34,000,000         35,466,250
                                                            --------------
                                                               313,216,896
                                                            --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                   Par          Value
       Description                               Amount       (Note 2)
       ------------------------------------------------------------------

       U.S. Government & Agency Obligations - continued
       Federal National Mortgage Assoc., REMIC
         6.000%, due 01/25/22................. $   545,064 $      544,858
        6.750%, due 05/25/22..................   7,119,261      7,191,918
        3.500%, due 07/25/22..................   2,207,885      2,215,625
        6.000%, due 08/25/22..................   1,586,496      1,617,026
        6.250%, due 10/25/22..................   5,583,577      5,691,653
        6.500%, due 12/25/22..................  18,348,295     18,608,463
        6.250%, due 08/25/28..................     640,026        641,921
                                                           --------------
                                                               36,511,464
                                                           --------------
       Government National Mortgage Assoc.
         8.250%, due 02/15/09.................      69,836         74,616
        6.000%, due 04/15/14..................     209,309        220,500
        7.000%, due 10/15/23..................     183,246        194,957
        5.500%, due 09/20/25..................   6,000,000      6,027,778
        7.500%, due 01/15/26..................     180,090        192,291
        7.500%, due 04/15/31..................   6,473,717      7,595,488
        5.500%, due 12/20/31..................   4,998,178      5,108,934
                                                           --------------
                                                               19,414,564
                                                           --------------
       Government National Mortgage Assoc.,
         REMIC 1.680%, due 02/16/30^..........     202,909        204,128
        1.480%, due 01/16/31^.................   1,157,721      1,160,766
                                                           --------------
                                                                1,364,894
                                                           --------------
       U.S. Treasury Bond
         7.875%, due 02/15/21.................  13,000,000     18,563,597
        3.625%, due 04/15/28..................   1,591,058      1,939,848
                                                           --------------
                                                               20,503,445
                                                           --------------
       U.S. Treasury Bond STRIPS
         0.000%, due 02/15/19(b)..............   6,900,000      3,324,082
        0.000%, due 05/15/20(b)...............  19,800,000      8,849,163
        0.000%, due 11/15/21(b)...............   1,225,000        500,661
        0.000%, due 11/15/22(b)...............  13,600,000      5,244,337
        0.000%, due 02/15/27..................  53,200,000     16,415,924
                                                           --------------
                                                               34,334,167
                                                           --------------
       U.S. Treasury Inflation Index Note
         3.625%, due 01/15/08(b)..............  16,497,810     18,513,644
        4.250%, due 01/15/10(b)...............  11,143,806     13,118,355
        3.875%, due 04/15/29(b)...............   2,180,354      2,782,336
                                                           --------------
                                                               34,414,335
                                                           --------------
       U.S. Treasury Note 3.000%, due
         07/15/12(b)..........................   2,453,568      2,704,676
                                                           --------------
       Total U.S. Government & Agency
       Obligations (Cost $876,386,727)                        875,194,775
                                                           --------------

       -----------------------------------------------------------------
       Security                               Shares/Par      Value
       Description                              Amount       (Note 2)
       -----------------------------------------------------------------

       Preferred Stock - 0.2%
       Automotive - 0.2%
       General Motors Corp. 6.250%, due
         07/15/33 (Cost $2,300,000)                92,000 $    2,290,800
       Warrants - 0.0%
       Foreign Government - 0.0%
       United Mexican States
        0.000%, due 06/01/04(d)..............   1,500,000         15,750
        0.000%, due 06/01/05(d)..............   1,500,000          4,500
        0.000%, due 06/30/06(d)..............   1,500,000          1,275
        0.000%, due 06/01/07(d)..............   1,500,000            900
                                                          --------------
                                                                  22,425
                                                          --------------
       Total Warrants (Cost $0)                                   22,425
                                                          --------------

       Options - 0.0%
       Eurodollar Put,
         Strike at 97.5, expires 12/15/03....          85           1062
                                                          --------------
       Total Options (Cost $850)                                    1062
                                                          --------------

       Short-Term Investments - 21.1%
       Banking - 0.2%
       Rabobank Nederland 1.310%, due
         07/01/03............................ $ 1,600,000      1,600,000
                                                          --------------
       Financial Services - 7.4%
       CBA Finance, Inc. 1.050%, due
         07/31/03............................  21,700,000     21,681,013
       HBOS Treasury Services Plc 0.990%, due
         09/18/03............................  25,000,000     24,945,687
       UBS Finance, Inc.
        1.035%, due 07/18/03.................   4,400,000      4,397,849
        0.930%, due 09/18/03.................   1,400,000      1,397,143
        0.920%, due 09/24/03.................  18,000,000     17,960,900
                                                          --------------
                                                              70,382,592
                                                          --------------
       Food & Beverages - 0.5%
       Kraft Foods, Inc. 2.080%, due
         07/01/03............................   4,400,000      4,400,000
                                                          --------------

       U.S. Government & Agency Obligations - 8.7%
       Federal Home Loan Mortgage Corp.
         1.155%, due 09/30/03................  40,000,000     39,883,217
       Federal National Mortgage Assoc.
        1.175%, due 08/27/03.................  31,200,000     31,141,955
        0.900%, due 10/30/03.................   3,000,000      2,990,925
       U.S. Treasury Bill
        0.786%, due 08/07/03.................   1,500,000      1,498,315
        0.787%, due 08/14/03(b)..............   6,325,000      6,316,927
                                                          --------------
                                                              81,831,339
                                                          --------------

       Commercial Paper - 0.3%
       Danske Corp. 0.915%, due 09/19/03.....   2,900,000      2,894,103
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                                 Value
      Description                                 Shares      (Note 2)
      --------------------------------------------------------------------

      Money Market - 4.0%
      State Street Navigator Securities Lending
        Prime Portfolio(f)..................... 37,712,799 $   37,712,799
                                                           --------------
      Total Short-Term Investments
      (Cost $198,820,833)                                     198,820,833
                                                           --------------

      TOTAL INVESTMENTS - 136.5%
      (Cost $1,282,618,299)                                 1,288,116,423

      Other Assets and Liabilities (net) - (36.5%)           (344,489,004)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $  943,627,419
                                                           ==============

Portfolio Footnotes:

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2003.

+ Zero coupon bond - Interest rate represents current yield to maturity.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) All or a portion of security out on loan.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Fair valued security representing 3.25% of net assets.

(f) Represents investment of collateral received from securities lending transactions.

(g) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be illiquid. They represent 0.97% of net assets.

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       Percent of
               Portfolio Composition by Credit Quality Portfolio
               --------------------------------------------------
                  AAA/Government/Government Agency        85.70%
                  AA                                       1.10
                  A                                        7.45
                  BBB                                      3.65
                  BB                                       0.84
                  B                                        1.18
                  Below B                                  0.08
                                                         ------
                  Total:                                 100.00%
                                                         ======

                                          Strike   Number of      Value
    Put Options                Expiration Price    Contracts     (Note 2)
    -----------------------------------------------------------------------
    U.S. Treasury Bond........ 08/22/2003 $114.00        (176) $  (129,250)
    U.S. Treasury Bond........ 08/22/2003  117.00         (91)    (162,094)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 01/07/2005    7.00 (11,200,000)     (58,419)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 01/07/2005    6.65 (51,800,000)    (349,443)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 09/23/2005    6.00 (19,900,000)    (395,572)
                                                               -----------
    (Written Option Premium
     $1,960,240)..............                                 $(1,094,777)
                                                               ===========

                                          Strike   Number of      Value
    Call Options               Expiration Price    Contracts     (Note 2)
    -----------------------------------------------------------------------
    10 Year U.S. Treasury Note 08/22/2003 $115.00        (168) $  (483,000)
    5 Year U.S. Treasury Note. 08/22/2003  119.00        (350)     (10,938)
    U.S. Treasury Bond........ 08/22/2003  128.00        (176)      (8,250)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 10/20/2003    4.00 (19,300,000)    (403,370)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 12/16/2003    3.50 (12,500,000)    (221,888)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 01/07/2005    4.00 (11,200,000)    (348,768)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 09/23/2005    4.00 (19,900,000)    (546,733)
                                                               -----------
    (Written Option Premium
     $1,446,122)..............                                 $(2,022,946)
                                                               ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)



      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Corporate Bonds - 1.9%
      Electric Utilities - 0.7%
      Entergy Gulf States 1.960%, due 06/18/07
        (144A)(a)^.............................. $ 1,100,000 $   1,099,934
                                                             -------------
      Insurance - 0.3%
      Residential Reinsurance, Ltd. 6.230%, due
        06/08/06 (144A)(c)^.....................     500,000       500,625
                                                             -------------
      Miscellaneous - 0.9%
      Phoenix Quake Wind Ltd. 3.466%, due
        07/03/08 (144A)(a)^.....................   1,500,000     1,498,829
                                                             -------------
      Total Corporate Bonds (Cost $3,100,000)                    3,099,388
                                                             -------------

      U.S. Government & Agency Obligations - 108.1%
      Federal Agencies - 108.1%
      U.S. Treasury Inflation Index Note
        3.375%, due 01/15/07....................  13,324,245    14,635,857
       3.625%, due 01/15/08.....................   6,817,560     7,650,584
       3.875%, due 01/15/09.....................  66,496,548    76,180,174
       4.250%, due 01/15/10.....................  11,293,196    13,294,214
       3.500%, due 01/15/11.....................     527,355       599,125
       3.375%, due 01/15/12.....................   3,101,430     3,509,947
       3.000%, due 07/15/12.....................  15,315,150    16,882,564
       3.875%, due 04/15/29.....................  31,770,759    40,542,474
                                                             -------------
                                                               173,294,939
                                                             -------------
      Total U.S. Government & Agency
      Obligations (Cost $174,847,502)                          173,294,939
                                                             -------------

      Short-Term Investments - 59.8%
      Foreign Government - 0.7%
      Republic of Italy 1.175%, due 10/22/03....   1,200,000     1,195,574
                                                             -------------
      U.S. Government & Agency Obligations - 53.1%
      Federal Home Loan Bank 0.980%, due
        07/18/03(b).............................  15,000,000    14,993,554
      Federal Home Loan Mortgage Corp.
        0.980%, due 08/19/03(b).................  15,000,000    14,981,421
       0.981%, due 09/29/03(b)..................   8,000,000     7,980,600
      Federal National Mortgage Assoc.
        0.980%, due 08/27/03(b).................  14,500,000    14,479,337
       0.980%, due 09/17/03(b)..................   4,000,000     3,992,200
       0.980%, due 09/24/03(b)..................  15,000,000    14,965,481
       1.004%, due 10/31/03(b)..................   8,000,000     7,973,431
       1.043%, due 12/24/03(b)..................   5,800,000     5,772,070
                                                             -------------
                                                                85,138,094
                                                             -------------
      Commercial Paper - 1.1%
      General Electric Capital Corp. 1.200%, due
        08/21/03................................   1,200,000     1,197,960
      Westpactrust Securities, Ltd. 0.950%, due
        08/07/03................................     500,000       499,512
                                                             -------------
                                                                 1,697,472
                                                             -------------

       ------------------------------------------------------------------
       Security                                   Par          Value
       Description                               Amount       (Note 2)
       ------------------------------------------------------------------

       Repurchase Agreement - 4.9%
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated 06/30/03
         at 0.15% to be repurchased at
         $7,800,033 on 07/01/03 collateralized
         by $7,105,000 FNMA 5.25% due
         04/15/07 with a value of $7,957,600.. $ 7,800,000 $   7,800,000
                                                           -------------
       Total Short-Term Investments
       (Cost $95,831,140)                                     95,831,140
                                                           -------------
       TOTAL INVESTMENTS - 169.8%
       (Cost $273,778,642)                                   272,225,467

       Other Assets and Liabilities (net) - (69.8%)         (111,872,051)
                                                           -------------

       TOTAL NET ASSETS - 100.0%                           $ 160,353,416
                                                           =============

Portfolio Footnotes:

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2003.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Zero coupon bond - Interest rate represents current yield to maturity.

(c) Security may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be illiquid. It represents 0.31% of net assets.

FNMA - Federal National Mortgage Association

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       Percent of
               Portfolio Composition by Credit Quality Portfolio
               --------------------------------------------------
                  AAA/Government/Government Agency        94.94%
                  AA                                       2.87
                  A                                        1.06
                  BBB                                      0.95
                  BB                                       0.18
                                                         ------
                  Total:                                 100.00%
                                                         ======

                                                Strike Number of   Value
     Put Options                     Expiration Price  Contracts  (Note 2)
     ---------------------------------------------------------------------
     U.S. Treasury Notes............  08/06/03  $99.00 17,000,000   $--
                                                                    ---
     (Written Option Premium $2,656)                                $--
                                                                    ===

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)



          -----------------------------------------------------------
          Security                                          Value
          Description                            Shares    (Note 2)
          -----------------------------------------------------------

          Common Stocks - 92.8%
          Advertising - 0.9%
          Monster Worldwide, Inc.*(a)...........  25,500 $    503,115
                                                         ------------
          Commercial Services - 1.7%
          InterActiveCorp*......................  23,500      929,895
                                                         ------------
          Communications - 13.5%
          Adtran, Inc.*(a)......................   6,200      317,998
          Cisco Systems, Inc.*..................  81,100    1,353,559
          Comverse Technology, Inc.*............  74,800    1,124,244
          Corning, Inc.*(a)..................... 135,100      998,389
          JDS Uniphase Corp.*................... 377,800    1,326,078
          LM Ericsson (ADR)*(a).................  81,900      870,597
          Lucent Technologies, Inc.(a).......... 181,800      369,054
          Nokia Oyj (ADR).......................  33,200      545,476
          Nortel Networks Corp.*(a)............. 275,700      744,390
                                                         ------------
                                                            7,649,785
                                                         ------------
          Computer Software & Processing - 14.8%
          BEA Systems, Inc.*(a)................. 116,700    1,267,362
          Cognizant Technology Solutions Corp.*.  16,200      394,632
          Mercury Interactive Corp.*(a).........  32,300    1,247,103
          Micromuse, Inc.*(a)...................  61,800      493,782
          NetScreen Technologies, Inc.*.........  22,900      516,395
          Network Appliance, Inc.*(a)...........  67,000    1,086,070
          Oracle Corp.*......................... 102,704    1,234,502
          SAP AG (ADR)..........................  32,200      940,884
          Siebel Systems, Inc.*(a)..............  46,600      444,564
          VERITAS Software Corp.*...............  26,800      768,356
                                                         ------------
                                                            8,393,650
                                                         ------------
          Computers & Business Equipment - 1.6%
          Seagate Technology(a).................  49,800      878,970
                                                         ------------
          Computers & Information - 13.9%
          Ask Jeeves, Inc.*(a)..................  11,600      159,500
          Dell Computer Corp.*..................  47,800    1,527,688
          EMC Corp.*............................ 165,229    1,729,948
          Hewlett-Packard Co....................  13,500      287,550
          Hutchinson Technology, Inc.*(a).......  18,700      615,043
          Juniper Networks, Inc.*(a)............  51,200      633,344
          Lexmark International, Inc.*..........   7,800      552,006
          Sun Microsystems, Inc.*............... 177,200      815,120
          Western Digital Corp.*(a).............  33,300      342,990
          Yahoo!, Inc.*(a)......................  36,800    1,205,568
                                                         ------------
                                                            7,868,757
                                                         ------------
          Electrical Equipment - 1.3%
          Kulicke & Soffa Industries, Inc.*(a).. 113,400      724,626
                                                         ------------
          Electronics - 19.8%
          Agere Systems, Inc. - Class A*(a)..... 132,600      308,958
          Altera Corp.*.........................  63,400    1,039,760
          Broadcom Corp. - Class A*.............  41,300    1,028,783

       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Electronics - continued
       Cypress Semiconductor Corp.*(a).............  82,600 $    991,200
       Integrated Circuit Systems, Inc.*(a)........  23,100      726,033
       Linear Technology Corp......................   5,300      170,713
       LSI Logic Corp.*(a).........................  67,800      480,024
       Micron Technology, Inc.*(a).................  74,581      867,377
       Novellus Systems, Inc.*.....................   7,300      267,333
       NVIDIA Corp.*(a)............................  27,000      621,270
       PMC-Sierra, Inc.*(a)........................  46,800      548,964
       Solectron Corp.*(a)......................... 309,200    1,156,408
       Texas Instruments, Inc......................  55,100      969,760
       United Microelectronics Corp. (ADR)(a)...... 215,479      808,046
       Vitesse Semiconductor Corp.*(a).............  83,200      409,344
       Xilinx, Inc.*...............................  32,500      822,575
                                                            ------------
                                                              11,216,548
                                                            ------------
       Financial Services - 1.1%
       Ameritrade Holding Corp.*(a)................  83,700      620,217
                                                            ------------
       Health Care Products - 0.3%
       St. Jude Medical, Inc.*.....................   2,600      149,500
                                                            ------------
       Heavy Machinery - 2.5%
       Applied Materials, Inc.*....................  90,600    1,436,916
                                                            ------------
       Media - Broadcasting & Publishing - 1.2%
       Comcast Corp. - Class A Special*............  11,200      322,896
       XM Satelite Radio Holdings, Inc. - Class A*.  30,800      340,340
                                                            ------------
                                                                 663,236
                                                            ------------
       Pharmaceuticals - 4.4%
       Amgen, Inc.*................................  10,700      710,908
       Celgene Corp.*(a)...........................  29,100      884,640
       Gilead Sciences, Inc.*......................  15,600      867,048
                                                            ------------
                                                               2,462,596
                                                            ------------
       Retailers - 0.4%
       eBay, Inc.*.................................   2,400      250,032
                                                            ------------
       Semiconductors - 10.2%
       ASML Holding N.V.*(a).......................  41,000      391,960
       Cree, Inc.*.................................  22,700      369,556
       Intel Corp..................................  63,500    1,319,784
       International Rectifier Corp.*(a)...........  25,000      670,500
       Marvell Technology Group, Ltd.*.............  26,199      900,460
       Maxim Integrated Products, Inc..............  11,100      379,509
       OmniVision Technologies, Inc.*(a)...........  11,500      358,800
       Taiwan Semiconductor Manufacturing Co., Ltd.
         (ADR)(a).................................. 137,241    1,383,389
                                                            ------------
                                                               5,773,958
                                                            ------------
       Software - 0.7%
       Legato Systems, Inc.*(a)....................  49,700      416,983
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------
      Telephone Systems - 4.5%
      Amdocs, Ltd.*............................      56,400 $  1,353,600
      Qwest Communications Intl., Inc.*........      94,000      449,320
      Vodafone Group Plc (ADR)(a)..............      39,100      768,315
                                                            ------------
                                                               2,571,235
                                                            ------------
      Total Common Stocks
      (Cost $48,100,994)                                      52,510,019
                                                            ------------
      Short-Term Investments - 30.0%
      State Street Bank & Trust Co.,
        Repurchase Agreement, dated 06/30/03
        at 0.15% to be repurchased at
        $5,105,021 on 07/01/03 collateralized
        by $4,665,000 FNMA 5.50% due
        02/15/06 with a value of $5,209,489.... $ 5,105,000    5,105,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  11,883,213   11,883,213
                                                            ------------
      Total Short-Term Investments
      (Cost $16,988,213)                                      16,988,213
                                                            ------------

      TOTAL INVESTMENTS - 122.8%
      (Cost $65,089,207)                                      69,498,232

      Other Assets and Liabilities (net) - (22.8%)           (12,893,284)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $ 56,604,948
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                    Shares/Par   Value
       Description                                   Amount    (Note 2)
       ------------------------------------------------------------------

       Convertible Bonds - 0.0%
       Aerospace & Defense - 0.0%
       Timco Aviation Services, Inc. Convertible,
         8.000%, due 01/02/07 (Cost $0)...........  $   575   $         3
                                                              -----------

       Common Stocks - 98.8%
       Aerospace & Defense - 1.4%
       Teledyne Technologies, Inc.*...............   22,947       300,606
       United Defense Industries, Inc.*...........   14,878       385,935
                                                              -----------
                                                                  686,541
                                                              -----------
       Airlines - 0.9%
       Mesa Air Group, Inc.*(a)...................   54,000       432,000
                                                              -----------
       Apparel Retailers - 1.4%
       AnnTaylor Stores Corp.*....................   14,010       405,589
       Foot Locker, Inc...........................   20,100       266,325
                                                              -----------
                                                                  671,914
                                                              -----------
       Automotive - 1.3%
       Autoliv, Inc...............................    9,800       265,384
       CSK Auto Corp.*(a).........................    5,200        75,140
       Visteon Corp...............................   44,500       305,715
                                                              -----------
                                                                  646,239
                                                              -----------
       Banking - 7.4%
       Brookline Bancorp, Inc.(a).................   37,986       531,804
       Commerce Bancorp, Inc.(a)..................    6,300       233,730
       Compass Bancshares, Inc....................   16,653       581,689
       New York Community Bancorp, Inc............   12,466       362,636
       Sovereign Bancorp, Inc.....................   80,293     1,256,586
       W Holding Co., Inc.........................    9,900       167,508
       Westamerica Bancorp........................    8,475       365,103
       Wilmington Trust Corp......................    2,500        73,375
                                                              -----------
                                                                3,572,431
                                                              -----------
       Beverages, Food & Tobacco - 0.8%
       Hormel Foods Corp..........................    9,200       218,040
       Ralcorp Holdings, Inc.*....................    5,800       144,768
                                                              -----------
                                                                  362,808
                                                              -----------
       Chemicals - 2.5%
       Albemarle Corp.............................    8,400       234,948
       Ferro Corp.................................   23,773       535,606
       International Flavors & Fragrances, Inc....    3,500       111,755
       Lubrizol Corp..............................   10,800       334,692
                                                              -----------
                                                                1,217,001
                                                              -----------
       Commercial Services - 4.6%
       Advo, Inc.*................................    8,100       359,640
       Arbitron, Inc.*............................    6,600       235,620
       Equifax, Inc...............................   11,300       293,800
       Insituform Technologies, Inc. - Class A*(a)   10,738       189,848
       MAXIMUS, Inc.*(a)..........................   12,781       353,139
       Service Master Co..........................   12,800       136,960

          ------------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          ------------------------------------------------------------

          Commercial Services - continued
          Valassis Communications, Inc.*...........  3,700 $    95,164
          Viad Corp................................ 25,500     570,945
                                                           -----------
                                                             2,235,116
                                                           -----------
          Communications - 2.7%
          Advanced Fibre Communications, Inc.*..... 16,200     263,574
          CenturyTel, Inc..........................  5,100     177,735
          Cincinnati Bell, Inc.*...................  7,300      48,910
          Commonwealth Telephone Enterprises, Inc.*  9,078     399,160
          Harris Corp..............................  2,300      69,115
          Infonet Services Corp. - Class B*........ 26,300      41,817
          UTStarcom, Inc.*(a)......................  3,000     106,710
          West Corp.*..............................  8,300     221,195
                                                           -----------
                                                             1,328,216
                                                           -----------
          Computer Software & Processing - 3.9%
          Activision, Inc.*........................  7,900     102,068
          BMC Software, Inc.*...................... 14,300     233,519
          Cognizant Technology Solutions Corp.*.... 10,000     243,600
          Hyperion Solutions Corp.*(a).............  9,200     310,592
          NetScreen Technologies, Inc.*............ 10,200     230,010
          Network Associates, Inc.*................ 22,337     283,233
          Progress Software Corp.*................. 10,400     215,592
          VeriSign, Inc.*.......................... 20,700     286,281
                                                           -----------
                                                             1,904,895
                                                           -----------
          Computers & Business Equipment - 1.8%
          Agere Systems, Inc. - Class A*........... 95,200     221,816
          Marvell Technology Group, Ltd.*..........  9,400     323,078
          Scientific-Atlanta, Inc.................. 13,100     312,304
                                                           -----------
                                                               857,198
                                                           -----------
          Computers & Information - 2.7%
          Amdocs, Ltd.*............................ 11,000     264,000
          Avocent Corp.*...........................  7,500     224,475
          FactSet Research Systems, Inc.(a)........  1,800      79,290
          RadiSys Corp.*........................... 24,600     324,720
          Storage Technology Corp.*................ 15,400     396,396
                                                           -----------
                                                             1,288,881
                                                           -----------
          Containers & Packaging - 0.8%
          Pactiv Corp.*............................ 16,509     325,392
          Smurfit-Stone Container Corp.*...........  5,600      72,968
                                                           -----------
                                                               398,360
                                                           -----------
          Drugs & Health Care - 1.6%
          AMERIGROUP Corp.*(a).....................  6,800     252,960
          INAMED Corp.*............................  5,500     295,295
          Medicis Pharmaceutical Corp. - Class A(a)  4,300     243,810
                                                           -----------
                                                               792,065
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Electric Utilities - 3.4%
         DPL, Inc...................................  6,200 $    98,828
         OGE Energy Corp.(a)........................ 17,400     371,838
         PNM Resources, Inc......................... 21,570     576,997
         Puget Energy, Inc.......................... 15,264     364,352
         Sierra Pacific Resources................... 42,900     254,826
                                                            -----------
                                                              1,666,841
                                                            -----------
         Electrical Equipment - 1.5%
         Belden, Inc................................ 17,900     284,431
         Mykrolis Corp.*............................ 41,400     420,210
                                                            -----------
                                                                704,641
                                                            -----------
         Electronics - 5.4%
         Celestica, Inc.*(a)........................ 28,800     453,888
         Cognex Corp.*.............................. 18,291     408,804
         Integrated Circuit Systems, Inc.*.......... 15,100     474,593
         Itron, Inc.*(a)............................  2,900      62,524
         Lattice Semiconductor Corp.*(a)............ 59,700     491,331
         SBS Technologies, Inc.*.................... 27,900     274,285
         Zarlink Semiconductor, Inc.*............... 87,900     456,201
                                                            -----------
                                                              2,621,626
                                                            -----------
         Entertainment & Leisure - 4.8%
         Argosy Gaming Co.*(a)...................... 15,626     326,740
         Brunswick Corp............................. 31,900     798,138
         Park Place Entertainment Corp.*............ 60,828     552,927
         Regal Entertainment Group - Class A........ 26,756     630,906
                                                            -----------
                                                              2,308,711
                                                            -----------
         Financial Services - 8.3%
         Barra, Inc.*(a)............................  2,800      99,960
         Federated Investors, Inc. - Class B........ 27,850     763,647
         Friedman, Billings, Ramsey Group, Inc. -
           Class A.................................. 15,800     211,720
         Interactive Data Corp.*(a)................. 22,000     371,800
         Providian Financial Corp.*................. 30,600     283,356
         Student Loan Corp..........................  1,700     214,200
         T. Rowe Price Group, Inc................... 22,889     864,060
         Waddell & Reed Financial, Inc. - Class A... 36,200     929,254
         Webster Financial Corp.....................  7,300     275,940
                                                            -----------
                                                              4,013,937
                                                            -----------
         Health Care Products - 5.2%
         American Medical Systems Holdings, Inc.*(a) 12,000     202,440
         Beckman Coulter, Inc.......................  8,200     333,248
         Bio-Rad Laboratories, Inc. - Class A*......  3,400     188,190
         C.R. Bard, Inc.............................  9,800     698,838
         Mentor Corp.(a)............................  9,100     176,358
         Sybron Dental Specialties, Inc.*........... 21,900     516,840
         Waters Corp.*.............................. 13,638     397,275
                                                            -----------
                                                              2,513,189
                                                            -----------

        ---------------------------------------------------------------
        Security                                              Value
        Description                                  Shares  (Note 2)
        ---------------------------------------------------------------

        Health Care Providers & Services - 1.2%
        Apria Healthcare Group, Inc.*(a)............  9,100 $   226,408
        Manor Care, Inc.*...........................  3,900      97,539
        Renal Care Group, Inc.*.....................  7,200     253,512
                                                            -----------
                                                                577,459
                                                            -----------
        Heavy Machinery - 2.7%
        Briggs & Stratton Corp...................... 14,681     741,390
        Flowserve Corp.*............................  7,000     137,690
        FMC Technologies, Inc.*..................... 19,354     407,402
                                                            -----------
                                                              1,286,482
                                                            -----------
        Home Construction, Furnishings & Appliances - 1.1%
        NVR, Inc.*..................................    700     287,700
        Ryland Group, Inc...........................  3,500     242,900
                                                            -----------
                                                                530,600
                                                            -----------
        Household Appliances & Home Furnishings - 1.2%
        Hovnanian Enterprises, Inc. - Class A*(a)...  1,600      94,320
        Rent-A-Center, Inc.*........................  3,300     250,173
        Whirlpool Corp..............................  3,300     210,210
                                                            -----------
                                                                554,703
                                                            -----------
        Household Products - 0.8%
        Dial Corp................................... 20,427     397,305
                                                            -----------
        Industrial - Diversified - 1.5%
        Pall Corp................................... 11,400     256,500
        Pentair, Inc................................ 11,497     449,073
                                                            -----------
                                                                705,573
                                                            -----------
        Industrial Machinery - 0.3%
        IDEX Corp...................................  4,100     148,584
                                                            -----------
        Insurance - 4.2%
        IPC Holdings, Ltd........................... 18,369     615,361
        LandAmerica Financial Group, Inc............  8,800     418,000
        Odyssey Re Holdings Corp.(a)................ 22,500     474,750
        PMI Group, Inc..............................  8,719     234,018
        StanCorp Financial Group, Inc...............    900      46,998
        W.R. Berkley Corp...........................  4,900     258,230
                                                            -----------
                                                              2,047,357
                                                            -----------
        Lodging - 0.6%
        Orient-Express Hotels, Ltd. - Class A*(a)... 18,100     266,975
                                                            -----------
        Media - Broadcasting & Publishing - 2.9%
        Cox Radio, Inc. - Class A*..................  4,200      97,062
        Emmis Communications Corp. - Class A*(a).... 21,734     498,795
        Meredith Corp...............................  5,400     237,600
        Sinclair Broadcast Group, Inc. - Class A*(a) 49,799     578,167
                                                            -----------
                                                              1,411,624
                                                            -----------
        Metals - 0.9%
        Mueller Industries, Inc.*...................  8,200     222,302
        Quanex Corp.................................  1,600      47,552
        Steel Dynamics, Inc.*(a).................... 13,000     178,100
                                                            -----------
                                                                447,954
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                              Shares  (Note 2)
          -----------------------------------------------------------

          Miscellaneous Manufacturing - 1.2%
          Actuant Corp. - Class A*................ 10,415 $   492,838
          Applied Films Corp.*(a).................  3,700      95,756
                                                          -----------
                                                              588,594
                                                          -----------
          Office Equipment - 1.7%
          Global Imaging Systems, Inc.*(a)........ 24,846     575,433
          HON Industries, Inc.(a).................  8,500     259,250
                                                          -----------
                                                              834,683
                                                          -----------
          Oil & Gas - 2.5%
          Cabot Oil & Gas Corp.................... 10,300     284,383
          Key Energy Services, Inc.*.............. 20,400     218,688
          Nicor, Inc.(a)..........................  6,400     237,504
          Noble Energy, Inc.......................  6,619     250,198
          Premcor, Inc.*.......................... 10,400     224,120
                                                          -----------
                                                            1,214,893
                                                          -----------
          Pharmaceuticals - 2.8%
          Amylin Pharmaceuticals, Inc.*(a)........  8,700     190,443
          Barr Laboratories, Inc.*................  1,500      98,250
          BioMarin Pharmaceutical, Inc.*(a)....... 11,900     116,144
          Celgene Corp.*(a).......................  4,400     133,760
          King Pharmaceuticals, Inc.*............. 18,000     265,680
          Medicines Co. - Class A*(a).............  6,100     120,109
          Telik, Inc.*(a).........................  8,400     134,988
          Watson Pharmaceuticals, Inc.*...........  7,600     306,812
                                                          -----------
                                                            1,366,186
                                                          -----------
          Real Estate - 3.2%
          American Financial Realty Trust (REIT).. 11,750     175,193
          Brandywine Realty Trust (REIT)..........  8,100     199,422
          CBL & Associates Properties, Inc. (REIT)  3,900     167,700
          General Growth Properties, Inc. (REIT)..  1,600      99,904
          Mills Corp. (REIT)......................  7,100     238,205
          Rouse Co. (REIT)........................  6,400     243,840
          SL Green Realty Corp. (REIT)............ 12,179     424,925
                                                          -----------
                                                            1,549,189
                                                          -----------
          Restaurants - 0.6%
          Lone Star Steakhouse & Saloon, Inc.(a).. 13,684     297,901
                                                          -----------
          Retailers - 3.5%
          Barnes & Noble, Inc.*................... 16,300     375,715
          Michaels Stores, Inc.*..................  2,600      98,956
          Movie Gallery, Inc.*(a)................. 12,800     236,160
          Ross Stores, Inc........................  7,300     312,002
          SUPERVALU, Inc..........................  4,300      91,676
          Yankee Candle Co., Inc.*................ 25,405     589,904
                                                          -----------
                                                            1,704,413
                                                          -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Semiconductors - 0.2%
      Integrated Device Technology, Inc.*.........      9,200 $   101,660
                                                              -----------
      Telephone Systems - 0.6%
      Citizens Communications Co.*(a).............     22,700     292,603
                                                              -----------
      Textiles, Clothing & Fabrics - 1.6%
      Liz Claiborne, Inc..........................      9,000     317,250
      Mohawk Industries, Inc.*....................      3,900     216,567
      Wolverine World Wide, Inc...................     11,400     219,564
                                                              -----------
                                                                  753,381
                                                              -----------
      Transportation - 1.1%
      Landstar System, Inc.*......................      2,700     169,695
      Pacer International, Inc.*..................     19,613     369,901
                                                              -----------
                                                                  539,596
                                                              -----------
      Total Common Stocks (Cost $44,062,340)                   47,840,325
                                                              -----------

      Short-Term Investments - 16.5%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/03 at 0.05% to
        be repurchased at $636,001 on 07/01/03
        collateralized by $625,000 FNMA 5.00%
        due 05/14/04 with a value of
        $649,609.................................. $  636,000     636,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  7,323,685   7,323,685
                                                              -----------
      Total Short-Term Investments
      (Cost $7,959,685)                                         7,959,685
                                                              -----------

      TOTAL INVESTMENTS - 115.3%
      (Cost $52,022,025)                                       55,800,013

      Other Assets and Liabilities (net) - (15.3%)             (7,386,377)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $48,413,636
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


              ---------------------------------------------------
              Security                                  Value
              Description                      Shares  (Note 2)
              ---------------------------------------------------

              Common Stocks - 98.1%
              Advertising - 0.3%
              Omnicom Group, Inc..............  3,500 $   250,950
                                                      -----------
              Aerospace & Defense - 1.8%
              Honeywell International, Inc.... 23,900     641,715
              Lockheed Martin Corp............ 11,800     561,326
              Raytheon Co.....................  8,200     269,288
                                                      -----------
                                                        1,472,329
                                                      -----------
              Airlines - 1.3%
              Southwest Airlines Co........... 60,900   1,047,480
                                                      -----------
              Automobiles - 0.4%
              Harley-Davidson, Inc............  8,700     346,782
                                                      -----------
              Automotive - 1.5%
              AutoZone, Inc.*................. 12,200     926,834
              Lear Corp.*.....................  5,500     253,110
                                                      -----------
                                                        1,179,944
                                                      -----------
              Banking - 9.1%
              Bank of America Corp............ 13,500   1,066,905
              Bank of New York Co., Inc....... 38,900   1,118,375
              Capital One Financial Corp......  4,500     221,310
              Comerica, Inc................... 10,300     478,950
              Fifth Third Bancorp............. 24,700   1,416,298
              MBNA Corp....................... 47,400     987,816
              U.S. Bancorp.................... 26,300     644,350
              Wells Fargo Co.................. 14,400     725,760
              Zions Bancorporation............ 13,500     683,235
                                                      -----------
                                                        7,342,999
                                                      -----------
              Beverages, Food & Tobacco - 6.3%
              Altria Group, Inc............... 30,500   1,385,920
              Coca-Cola Co.................... 23,200   1,076,712
              General Mills, Inc.............. 14,000     663,740
              Kraft Foods, Inc. - Class A.....  7,800     253,890
              Pepsi Bottling Group, Inc....... 38,300     766,766
              PepsiCo, Inc.................... 19,900     885,550
                                                      -----------
                                                        5,032,578
                                                      -----------
              Chemicals - 1.0%
              Ciba Specialty Chemicals AG.....  3,100     188,073
              E. I. du Pont de Nemours & Co...  8,900     370,596
              PPG Industries, Inc.............  4,300     218,182
                                                      -----------
                                                          776,851
                                                      -----------
              Commercial Services - 0.3%
              Paychex, Inc....................  8,100     237,411
                                                      -----------
              Communications - 1.4%
              Nokia Oyj (ADR)................. 13,300     218,519
              QUALCOMM, Inc................... 25,000     893,750
                                                      -----------
                                                        1,112,269
                                                      -----------

          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Computer Software & Processing - 7.1%
          Automatic Data Processing, Inc.........   6,000 $   203,160
          BMC Software, Inc.*....................  14,000     228,620
          Computer Associates International, Inc.  33,500     746,380
          Fiserv, Inc.*..........................   9,600     341,856
          Microsoft Corp......................... 133,100   3,408,691
          Oracle Corp.*..........................  64,800     778,896
                                                          -----------
                                                            5,707,603
                                                          -----------
          Computers & Information - 4.2%
          Dell Computer Corp.*...................  22,500     719,100
          Hewlett-Packard Co.....................  96,100   2,046,930
          Lexmark International, Inc.*...........   8,700     615,699
                                                          -----------
                                                            3,381,729
                                                          -----------
          Containers & Packaging - 0.4%
          Avery Dennison Corp....................   7,200     361,440
                                                          -----------
          Cosmetics & Personal Care - 0.3%
          Avon Products, Inc.....................   4,000     248,800
                                                          -----------
          Electric Utilities - 3.0%
          CenterPoint Energy, Inc................  28,000     228,200
          Edison International*..................  27,900     458,397
          Entergy Corp...........................  11,400     601,692
          FirstEnergy Corp.......................   7,600     292,220
          PG&E Corp.*............................  28,800     609,120
          Progress Energy, Inc...................   5,800     254,620
                                                          -----------
                                                            2,444,249
                                                          -----------
          Electrical Equipment - 3.1%
          Emerson Electric Co....................   8,300     424,130
          General Electric Co....................  73,300   2,102,244
                                                          -----------
                                                            2,526,374
                                                          -----------
          Electronics - 2.7%
          Celestica, Inc.*(a)....................  15,800     249,008
          Flextronics International, Ltd.*.......  27,400     284,686
          Intel Corp.............................  79,900   1,660,642
                                                          -----------
                                                            2,194,336
                                                          -----------
          Entertainment & Leisure - 1.4%
          Royal Caribbean Cruises, Ltd.(a).......  25,200     583,632
          Walt Disney Co.........................  29,000     572,750
                                                          -----------
                                                            1,156,382
                                                          -----------
          Financial Services - 3.0%
          Charles Schwab Corp....................  22,300     225,007
          Citigroup, Inc.........................  45,400   1,943,120
          State Street Corp......................   6,300     248,220
                                                          -----------
                                                            2,416,347
                                                          -----------
          Forest Products & Paper - 0.8%
          Smurfit-Stone Container Corp.*.........  32,900     428,687
          Weyerhaeuser Co........................   4,600     248,400
                                                          -----------
                                                              677,087
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Health Care Products - 1.4%
         Allergan, Inc..............................  3,200 $   246,720
         Baxter International, Inc..................  9,900     257,400
         Medtronic, Inc............................. 13,200     633,204
                                                            -----------
                                                              1,137,324
                                                            -----------
         Heavy Machinery - 0.9%
         Ingersoll-Rand Co. - Class A............... 10,200     482,664
         Parker-Hannifin Corp.......................  5,400     226,746
                                                            -----------
                                                                709,410
                                                            -----------
         Home Construction, Furnishings & Appliances - 1.0%
         Masco Corp.................................  5,900     140,715
         Whirlpool Corp............................. 10,200     649,740
                                                            -----------
                                                                790,455
                                                            -----------
         Industrial - Diversified - 0.9%
         Tyco International, Ltd.................... 37,700     715,546
                                                            -----------
         Industrial Machinery - 0.6%
         Dover Corp................................. 15,200     455,392
                                                            -----------
         Insurance - 4.6%
         ACE, Ltd................................... 16,800     576,072
         American International Group, Inc.......... 44,000   2,427,920
         Travelers Property Casualty Corp. - Class A 14,100     224,190
         Travelers Property Casualty Corp. - Class B 14,000     220,780
         XL Capital, Ltd. - Class A.................  2,800     232,400
                                                            -----------
                                                              3,681,362
                                                            -----------
         Lodging - 0.5%
         Marriott International, Inc. - Class A.....  9,800     376,516
                                                            -----------
         Media - Broadcasting & Publishing - 3.7%
         AOL Time Warner, Inc.*..................... 44,100     709,569
         Comcast Corp. - Class A*................... 35,200   1,062,336
         Fox Entertainment Group, Inc. - Class A*...  7,900     227,362
         Gannett Co., Inc...........................  3,100     238,111
         Liberty Media Corp. - Class A*............. 67,000     774,520
                                                            -----------
                                                              3,011,898
                                                            -----------
         Metals - 0.4%
         Alcoa, Inc................................. 13,900     354,450
                                                            -----------
         Mining - 0.3%
         BHP Billiton, Ltd.......................... 42,500     246,557
                                                            -----------
         Office Equipment - 0.3%
         Xerox Corp.*(a)............................ 25,900     274,281
                                                            -----------
         Oil & Gas - 5.6%
         Apache Corp................................  4,600     299,276
         BG Group Plc............................... 56,700     251,637
         Canadian Natural Resources Ltd............. 13,100     519,362
         ConocoPhillips............................. 14,100     772,680
         EnCana Corp................................  7,100     270,750

        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        ENI SpA....................................  47,300 $   716,538
        GlobalSantaFe Corp.........................  25,700     599,838
        Royal Dutch Petroleum Co. - New York Shares   5,400     251,748
        Total Fina Elf S.A. (ADR)..................  11,400     864,120
                                                            -----------
                                                              4,545,949
                                                            -----------
        Pharmaceuticals - 13.3%
        Abbott Laboratories........................  14,400     630,144
        AmerisourceBergen Corp.....................  11,100     769,785
        Amgen, Inc.*...............................  11,600     770,704
        Cardinal Health, Inc.......................  21,900   1,408,170
        Forest Laboratories, Inc.*.................   8,300     454,425
        Genzyme Corp.*.............................   5,300     221,540
        Johnson & Johnson..........................  39,200   2,026,640
        Novartis AG................................   6,000     237,940
        Pfizer, Inc................................ 105,100   3,589,165
        Wyeth......................................  12,600     573,930
                                                            -----------
                                                             10,682,443
                                                            -----------
        Real Estate - 0.3%
        Equity Office Properties Trust (REIT)......   7,800     210,678
                                                            -----------
        Restaurants - 0.3%
        Darden Restaurants, Inc....................  12,900     244,842
                                                            -----------
        Retailers - 6.6%
        CVS Corp...................................   8,500     238,255
        Kohl's Corp.*..............................  12,800     657,664
        Lowes Co., Inc.............................  30,900   1,327,155
        Target Corp................................  11,700     442,728
        TJX Companies, Inc.........................  16,700     314,628
        Wal-Mart Stores, Inc.......................  42,900   2,302,443
                                                            -----------
                                                              5,282,873
                                                            -----------
        Telephone Systems - 3.6%
        AT&T Wireless Services, Inc.*..............  48,300     396,543
        BellSouth Corp.............................  37,700   1,003,951
        CenturyTel, Inc............................  16,100     561,085
        SBC Communications, Inc....................  35,700     912,135
                                                            -----------
                                                              2,873,714
                                                            -----------
        Transportation - 1.2%
        Union Pacific Corp.........................  16,700     968,934
                                                            -----------
        U.S. Government Agency - 3.2%
        Federal Home Loan Mortgage Corp............  24,600   1,248,942
        Federal National Mortgage Association......  19,200   1,294,848
                                                            -----------
                                                              2,543,790
                                                            -----------
        Total Common Stocks (Cost $73,275,333)               79,020,354
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 3.2%
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  1,133,850 $ 1,133,850
      U.S. Treasury Note, 1.150%, due 07/01/03... $1,399,000   1,399,000
                                                             -----------
      Total Short-Term Investments
      (Cost $2,532,850)                                        2,532,850
                                                             -----------

      TOTAL INVESTMENTS - 101.3%
      (Cost $75,808,183)                                      81,553,204

      Other Assets and Liabilities (net) - (1.3%)             (1,018,621)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $80,534,583
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Common Stocks - 86.6%
         Advertising - 0.7%
         Getty Images, Inc.*....................... 19,300 $    797,090
                                                           ------------
         Aerospace & Defense - 0.9%
         Alliant Techsystems, Inc.*................  6,000      311,460
         Engineered Support Systems, Inc........... 10,200      426,870
         Veridian Corp.*...........................  7,700      268,653
                                                           ------------
                                                              1,006,983
                                                           ------------
         Airlines - 0.3%
         Frontier Airlines, Inc.*(a)............... 29,800      270,584
                                                           ------------
         Apparel Retailers - 4.6%
         Chico's FAS, Inc.*(a)(b).................. 31,498      663,033
         Christopher & Banks Corp.*(a)............. 12,700      469,773
         Claire's Stores, Inc...................... 12,700      322,072
         Fossil, Inc.*(a).......................... 14,550      342,798
         Gymboree Corp.*........................... 23,700      397,686
         Hot Topic, Inc.*(a)....................... 23,550      633,731
         J. Jill Group, Inc.(a).................... 21,249      357,833
         Pacific Sunwear of California, Inc.*(a)(b) 26,550      639,589
         Quiksilver, Inc.*(a)...................... 20,700      341,343
         Too, Inc.*(a)............................. 17,400      352,350
         Urban Outfitters, Inc.*(a)................ 15,200      545,680
                                                           ------------
                                                              5,065,888
                                                           ------------
         Automotive - 0.6%
         CarMax, Inc.*(a).......................... 23,200      699,480
                                                           ------------
         Banking - 2.0%
         East West Bancorp, Inc.(a)................ 10,500      379,470
         Prosperity Bancshares, Inc................ 19,000      365,750
         Silicon Valley Bancshares*(a)............. 11,600      276,196
         Southwest Bancorp. of Texas, Inc.*........ 12,500      406,375
         Sterling Bancshares, Inc.................. 14,000      183,120
         UCBH Holdings, Inc........................ 14,600      418,728
         Whitney Holding Corp......................  6,500      207,805
                                                           ------------
                                                              2,237,444
                                                           ------------
         Beverages, Food & Tobacco - 1.6%
         Horizon Organic Holding Corp.*(a)......... 16,900      402,727
         Performance Food Group Co.*(a)(b)......... 17,300      640,100
         United Natural Foods, Inc.*(a)............ 25,500      717,570
                                                           ------------
                                                              1,760,397
                                                           ------------
         Biotechnology - 1.9%
         Affymetrix, Inc.*(a)...................... 18,900      372,519
         Cytyc Corp.*.............................. 41,500      436,580
         Digene Corp.*(a).......................... 20,700      563,661
         Genencor Intl., Inc.*(a).................. 18,500      304,695
         VISX, Inc.*............................... 21,300      369,555
                                                           ------------
                                                              2,047,010
                                                           ------------

           ---------------------------------------------------------
           Security                                        Value
           Description                           Shares   (Note 2)
           ---------------------------------------------------------

           Building Materials - 1.2%
           D.R. Horton, Inc..................... 12,700 $    356,870
           Insight Enterprises, Inc.*........... 29,000      291,740
           Toll Brothers, Inc.*(a)..............  8,600      243,466
           Trex Co., Inc.*(a)................... 10,200      400,350
                                                        ------------
                                                           1,292,426
                                                        ------------
           Chemicals - 0.3%
           Spartech Corp........................ 13,000      275,730
                                                        ------------
           Commercial Services - 8.9%
           Advisory Board Co.*.................. 14,700      595,644
           Career Education Corp.*..............  4,600      314,732
           Corinthian Colleges, Inc.*........... 10,500      509,985
           Corporate Executive Board Co.*(a).... 19,100      774,123
           Covance, Inc.*(a).................... 15,500      280,550
           Digital Insight Corp.*(a)............ 17,400      331,470
           Education Management Corp.*.......... 10,100      537,118
           eResearch Technology, Inc.*.......... 13,900      308,024
           Euronet Worldwide, Inc.*(a).......... 39,500      426,995
           Forrester Research, Inc.*............ 16,600      271,576
           FTI Consulting, Inc.*(a)............. 13,550      338,344
           Gen Probe, Inc.*.....................  9,700      396,439
           ICON Plc (ADR)*...................... 14,500      461,390
           Iron Mountain, Inc.*................. 14,300      530,387
           Kroll, Inc.*(a)...................... 14,800      400,488
           NCO Group, Inc.*(a).................. 16,900      302,679
           Pediatrix Medical Group, Inc.*.......  8,300      295,895
           Rent-A-Center, Inc.*.................  3,900      295,659
           ScanSource, Inc.*(a)................. 14,700      393,225
           Steiner Leisure, Ltd.*............... 17,000      248,200
           Stericycle, Inc.*(a)................. 16,800      646,464
           Sylvan Learning Systems, Inc.*(a).... 11,600      264,944
           Tetra Tech, Inc.*.................... 19,400      332,322
           Waste Connections, Inc.*(a).......... 14,900      522,245
                                                        ------------
                                                           9,778,898
                                                        ------------
           Communications - 2.2%
           Aeroflex, Inc.*...................... 43,400      335,916
           Anaren Microwave, Inc.*(a)........... 19,300      180,841
           McDATA Corp. - Class A*(a)........... 40,600      595,602
           SafeNet, Inc.*(a).................... 18,600      520,428
           Titan Corp.(a)....................... 28,600      294,294
           UTStarcom, Inc.*(a).................. 15,100      537,107
                                                        ------------
                                                           2,464,188
                                                        ------------
           Computer Software & Processing - 8.5%
           Alliance Data Systems Corp.*(a)...... 12,100      283,140
           Anteon International Corp.*.......... 10,100      281,891
           Autodesk, Inc.(a).................... 21,100      340,976
           Borland Software Corp.*(a)........... 25,200      246,204
           Business Objects S.A. (ADR)*(a)...... 19,400      425,830

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Computer Software & Processing - continued
          Cognizant Technology Solutions
            Corp. - Class A*..................... 17,500 $    426,300
          Cognos, Inc. (Canada)*(a).............. 16,900      456,300
          Documentum, Inc.*(a)................... 35,800      704,186
          DoubleClick, Inc.*(a).................. 42,000      388,500
          EPIQ Systems, Inc.*.................... 11,600      199,172
          Leapfrog Enterprises, Inc.*(a)......... 14,000      445,340
          Macromedia, Inc.*(a)................... 40,600      854,224
          Magma Design Automation, Inc.*(a)...... 14,300      245,245
          Micromuse, Inc.*(a).................... 49,300      393,907
          National Instruments Corp.*(a)......... 18,100      683,818
          NetScreen Technologies, Inc.*(a)....... 22,500      507,375
          Network Associates, Inc.*(a)........... 21,477      272,328
          Pinnacle Systems, Inc.*(a)............. 39,900      426,930
          Red Hat, Inc.*(a)...................... 67,700      512,489
          SonicWALL, Inc.*(a).................... 33,200      159,360
          Take-Two Interactive Software, Inc.*(a) 17,000      481,780
          THQ, Inc.*............................. 15,500      279,000
          Websense, Inc.*(a)..................... 21,300      333,558
                                                         ------------
                                                            9,347,853
                                                         ------------
          Computers & Business Equipment - 0.3%
          Neoware Systems, Inc.*................. 19,400      297,596
                                                         ------------
          Computers & Information - 3.5%
          Avocent Corp.*(a)...................... 19,700      589,621
          CACI International, Inc. - Class A*.... 12,400      425,320
          FactSet Research Systems, Inc.(a)...... 13,600      599,080
          Hutchinson Technology, Inc.*(a)........  7,700      253,253
          Kronos, Inc.*..........................  8,400      426,804
          M-Systems Flash Disk Pioneers, Ltd.*(a) 33,800      376,194
          Pixar, Inc.*(a)........................  9,600      584,064
          SanDisk Corp.* (a)..................... 14,500      585,075
                                                         ------------
                                                            3,839,411
                                                         ------------
          Distribution/Wholesale - 0.3%
          Fastenal Co.(a)........................  8,700      295,278
                                                         ------------
          Electrical Equipment - 2.5%
          Cray, Inc.*(a)......................... 30,000      237,000
          Credence Systems Corp.*(a)............. 20,800      176,176
          FEI Co.*............................... 24,100      452,116
          FLIR Systems, Inc.*.................... 20,500      618,075
          Keithley Instruments, Inc.............. 23,200      335,240
          Mykrolis Corp.*........................ 50,900      516,635
          Tektronix, Inc.*....................... 21,200      457,920
                                                         ------------
                                                            2,793,162
                                                         ------------
          Electronics - 10.3%
          02Micro Intl., Ltd.*(a)................ 32,600      525,186
          Actel Corp.*(a)........................ 25,200      516,600
          ChipPAC, Inc. - Class A*(a)............ 89,900      689,533
          Cree, Inc.*(a)......................... 29,000      472,120

        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Electronics - continued
        Cymer, Inc.*(a)............................ 16,000 $    504,960
        Daktronics, Inc.*(a)....................... 19,400      317,190
        Exar Corp.*................................ 19,500      308,685
        Fisher Scientific Int'l., Inc.*............  9,800      342,020
        Genesis Microchip, Inc.*(a)................ 21,300      288,402
        II-VI, Inc.*............................... 16,600      383,128
        Imax Corp.*(a)............................. 34,800      313,200
        Integrated Circuit Systems, Inc.*(a)....... 25,800      810,894
        Intersil Corp. - Class A*(a)............... 15,876      422,460
        KEMET Corp.*(a)............................ 21,300      215,130
        NVIDIA Corp.*.............................. 19,400      446,394
        OmniVision Technologies, Inc.*(a).......... 15,500      483,600
        Photon Dynamics, Inc.*(a).................. 21,700      599,571
        Pixelworks, Inc.*(a)....................... 24,900      147,906
        Power-One, Inc.*........................... 34,300      245,245
        Semtech Corp.*(a).......................... 27,400      390,176
        Skyworks Solutions, Inc.*(a)............... 39,400      266,738
        Tech Data Corp.*(a)........................ 10,600      283,126
        Trimble Navigation, Ltd.*.................. 23,200      531,976
        Varian Semiconductor Equipment Associates,
          Inc.*.................................... 18,900      562,464
        Wilson Greatbatch Technologies, Inc.*...... 21,100      761,710
        Zoran Corp.*(a)............................ 25,200      484,092
                                                           ------------
                                                             11,312,506
                                                           ------------
        Entertainment & Leisure - 2.0%
        Alliance Gaming Corp.*(a).................. 27,100      512,461
        Kerzner International, Ltd.*............... 12,700      409,067
        Marvel Enterprises, Inc.*(a)............... 15,500      296,050
        Penn National Gaming, Inc.*................ 19,400      398,670
        Shuffle Master, Inc.*(a)................... 18,900      555,471
                                                           ------------
                                                              2,171,719
                                                           ------------
        Financial Services - 1.8%
        Affiliated Managers Group, Inc.*(a)........  7,700      469,315
        Doral Financial Corp.......................  9,900      442,035
        eSPEED, Inc. - Class A*.................... 21,300      420,888
        Investors Financial Services Corp.(a)...... 10,600      307,506
        Jeffries Group, Inc........................  7,700      383,383
                                                           ------------
                                                              2,023,127
                                                           ------------
        Food Retailers - 0.3%
        Whole Foods Market, Inc.*..................  7,600      361,228
                                                           ------------
        Health Care Products - 5.6%
        Advanced Neuromodulation Systems, Inc.*(a).  7,200      372,744
        American Medical Systems Holdings, Inc.*(a) 12,400      209,188
        Biosite, Inc.*(a)..........................  6,600      317,460
        Bruker AXS, Inc.*..........................  1,600        4,912
        Bruker Daltonics, Inc.*(a)................. 48,255      257,199
        CTI Molecular Imaging, Inc.*(a)............ 17,400      329,034
        Diagnostic Products Corp.(a)...............  9,700      398,185

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Health Care Products - continued
          ICU Medical, Inc.*(a)................... 12,950 $    403,393
          Integra LifeSciences Holdings*(a)....... 16,900      445,822
          Martek Biosciences Corp.*...............  6,600      283,404
          Priority Healthcare Corp. - Class B*(a). 12,100      224,455
          ResMed, Inc.*(a)........................ 13,600      533,120
          STERIS Corp.*........................... 17,200      397,148
          Techne Corp.*(a)........................ 15,500      470,270
          Varian, Inc.*........................... 21,700      752,339
          Wright Medical Group, Inc.*............. 16,900      321,100
          Zoll Medical Corp.*(a).................. 12,600      422,856
                                                          ------------
                                                             6,142,629
                                                          ------------
          Health Care Providers & Services - 3.3%
          Accredo Health, Inc.*(b)................ 23,049      502,468
          DaVita, Inc.*........................... 12,400      332,072
          First Health Group Corp.*............... 17,300      477,480
          LifePoint Hospitals, Inc.*(a)........... 22,700      475,338
          Mid Atlantic Medical Services, Inc.*(a).  8,300      434,090
          Odyssey Healthcare, Inc.*(a)............ 16,249      601,213
          Pharmaceutical Product Development,
            Inc.*(a).............................. 12,000      344,760
          Triad Hospitals, Inc.*(a)............... 17,000      421,940
                                                          ------------
                                                             3,589,361
                                                          ------------
          Heavy Machinery - 0.9%
          AGCO Corp.*(a).......................... 15,500      264,740
          FMC Technologies, Inc.*(a).............. 20,000      421,000
          W-H Energy Services, Inc. *(a).......... 13,800      268,824
                                                          ------------
                                                               954,564
                                                          ------------
          Home Construction, Furnishings & Appliances - 0.3%
          Harman International Industries, Inc.(a)  4,800      379,872
                                                          ------------
          Insurance - 1.1%
          Fidelity National Financial, Inc........ 10,086      310,245
          HCC Insurance Holdings, Inc.(a)......... 16,900      499,733
          Hilb, Rogal & Hamilton Co.(a)........... 10,500      357,420
                                                          ------------
                                                             1,167,398
                                                          ------------
          Lodging - 0.8%
          Mandalay Resort Group(a)................ 11,100      353,535
          Station Casinos, Inc.*(a)............... 19,100      482,275
                                                          ------------
                                                               835,810
                                                          ------------
          Media - Broadcasting & Publishing - 2.0%
          Cox Radio, Inc. - Class A*.............. 11,800      272,698
          Entercom Communications Corp.*..........  4,800      235,248
          Entravision Communications
            Corp. - Class A*(a)................... 38,400      435,840
          Macrovision Corp.*...................... 25,200      501,984
          Radio One, Inc. - Class A*(a)........... 19,400      346,484
          Radio One, Inc. - Class D*(a)........... 23,000      408,710
                                                          ------------
                                                             2,200,964
                                                          ------------

      -------------------------------------------------------------------
      Security                                                  Value
      Description                                     Shares   (Note 2)
      -------------------------------------------------------------------

      Metals - 0.2%
      Gibraltar Steel Corp........................... 12,900 $    264,192
                                                             ------------
      Miscellaneous Manufacturing - 1.3%
      Applied Films Corp.*(a)........................ 30,400      786,752
      TiVo, Inc.*(a)................................. 50,300      612,654
                                                             ------------
                                                                1,399,406
                                                             ------------
      Oil & Gas - 6.2%
      Cal Dive International, Inc.*(a)............... 35,200      767,360
      Chesapeake Energy Corp.(a)..................... 54,200      547,420
      Evergreen Resources, Inc.*(a)..................  5,000      271,550
      Forest Oil Corp.*.............................. 12,400      311,488
      Grey Wolf, Inc.*(a)............................ 78,800      318,352
      Key Energy Services, Inc.*..................... 50,600      542,432
      National-Oilwell, Inc.*........................ 14,800      325,600
      Newfield Exploration Co.*...................... 12,600      473,130
      Patterson-UTI Energy, Inc.*.................... 18,400      596,160
      Pride Intl., Inc.*(a).......................... 27,800      523,196
      Quicksilver Resources, Inc.*(a)................ 10,000      239,500
      Spinnaker Exploration Co.*(a).................. 19,400      508,280
      Superior Energy Services, Inc.*................ 27,100      256,908
      TETRA Technologies, Inc.*...................... 12,900      382,485
      Universal Compression Holdings, Inc.*.......... 17,000      354,620
      Varco International, Inc.*..................... 16,900      331,240
                                                             ------------
                                                                6,749,721
                                                             ------------
      Pharmaceuticals - 4.3%
      aaiPharma, Inc.*(a)............................ 33,500      665,980
      Albany Molecular Research, Inc.*(a)............ 19,600      295,960
      American Pharmaceutical Partners, Inc.*(a)..... 11,300      383,070
      Barr Laboratories, Inc.*.......................  6,299      412,585
      Cephalon, Inc.*(a).............................  5,600      230,496
      Charles River Laboratories Intl., Inc.*(a)..... 16,100      518,098
      Connetics Corp.*(a)............................ 23,700      354,789
      Invitrogen Corp.*.............................. 12,200      468,114
      Medicis Pharmaceutical Corp. - Class A(a)...... 11,800      669,060
      Taro Pharmaceutical Industries, Ltd. (Israel) -
         Class A*(a)................................. 13,000      713,440
                                                             ------------
                                                                4,711,592
                                                             ------------
      Restaurants - 2.7%
      Krispy Kreme Doughnuts, Inc.*(a)............... 10,200      420,036
      P.F. Chang's China Bistro, Inc.*(a)............ 17,200      846,412
      Panera Bread Co. - Class A*(a)................. 14,900      596,000
      RARE Hospitality Intl., Inc.*.................. 18,600      607,848
      Sonic Corp.*................................... 19,800      503,514
                                                             ------------
                                                                2,973,810
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                   Shares  (Note 2)
        ----------------------------------------------------------------

        Retailers - 2.8%
        99 Cents Only Stores*(a)..................... 21,000 $   720,720
        Fred's, Inc. - Class A....................... 15,500     576,290
        GameStop Corp. - Class A*.................... 27,100     350,132
        Hollywood Entertainment Corp.*(a)............ 16,600     285,520
        MSC Industrial Direct Co., Inc. - Class A*(a) 23,200     415,280
        Select Comfort Corp.*(a)..................... 16,100     263,718
        Tractor Supply Co.*(a)....................... 10,600     506,150
                                                             -----------
                                                               3,117,810
                                                             -----------
        Transportation - 0.4%
        GulfMark Offshore, Inc....................... 26,000     438,880
        Total Common Stocks
        (Cost $80,771,370)                                    95,064,007
                                                             -----------

      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 37.6%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 06/30/03
        at 1.15% to be repurchased at
        $17,694,565 on 07/01/03 collateralized
        by $17,900,000 FNMA 2.02% due
        02/28/05 with a value of $18,049,232... $17,694,000 $ 17,694,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).....................  23,292,643   23,292,643
      United States Treasury Bills, 0.805%, due
        09/18/03(b)............................     300,000      299,470
                                                            ------------
      Total Short-Term Investments
      (Cost $41,286,113)                                      41,286,113
                                                            ------------

      TOTAL INVESTMENTS - 124.2%
      (Cost $122,057,483)                                    136,350,120

      Other Assets and Liabilities (net) - (24.2%)           (26,586,476)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $109,763,644
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                                                 Strike Number of  Value
      Call Options                    Expiration Price  Contracts (Note 2)
      --------------------------------------------------------------------
      NVIDIA Corp....................  07/19/03  $30.00    (60)    $(300)
                                                                   -----
      (Written Option Premium $5,820)                              $(300)
                                                                   =====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Common Stocks - 79.9%
       Aerospace & Defense - 1.9%
       Northrop Grumman Corp........................  14,000 $  1,208,060
       Raytheon Co..................................  30,900    1,014,756
                                                             ------------
                                                                2,222,816
                                                             ------------
       Apparel & Textiles - 0.9%
       V.F. Corp....................................  30,400    1,032,688
                                                             ------------
       Banking - 1.6%
       Marshall and Ilsley Corp.....................  22,900      700,282
       TCF Financial Corp...........................  28,400    1,131,456
                                                             ------------
                                                                1,831,738
                                                             ------------
       Beverages, Food & Tobacco - 1.8%
       Campbell Soup Co.............................  85,400    2,092,300
                                                             ------------
       Building Materials - 0.6%
       Martin Marietta Materials, Inc...............  20,800      699,088
                                                             ------------
       Chemicals - 3.6%
       Engelhard Corp...............................  41,400    1,025,478
       International Flavors & Fragrances, Inc......  50,100    1,599,693
       Lyondell Chemical Co.........................  82,100    1,110,813
       Scotts Co. (The) Class A*(a).................   9,200      455,400
                                                             ------------
                                                                4,191,384
                                                             ------------
       Commercial Services - 5.4%
       Ceridian Corp.*.............................. 154,000    2,613,380
       Certegy, Inc.*...............................  48,200    1,337,550
       Kennametal, Inc.(a)..........................  18,600      629,424
       Valassis Communications, Inc.*...............  46,000    1,183,120
       Viad Corp....................................  25,400      568,706
                                                             ------------
                                                                6,332,180
                                                             ------------
       Computer Software & Processing - 6.0%
       Affiliated Computer Services, Inc. - Class A*  16,800      768,264
       Computer Associates International, Inc....... 122,800    2,735,984
       Diebold, Inc.................................  26,200    1,133,150
       Mercury Interactive Corp.*(a)................  19,600      756,756
       Scientific-Atlanta, Inc......................  65,600    1,563,904
                                                             ------------
                                                                6,958,058
                                                             ------------
       Containers & Packaging - 1.1%
       Pactiv Corp.*................................  63,200    1,245,672
                                                             ------------
       Electric Utilities - 3.5%
       FPL Group, Inc...............................  15,100    1,009,435
       TECO Energy, Inc.(a).........................  96,400    1,155,836
       Wisconsin Energy Corp........................  64,300    1,864,700
                                                             ------------
                                                                4,029,971
                                                             ------------
       Electrical Equipment - 0.8%
       Molex, Inc. - Class A........................  37,800      876,166
                                                             ------------
       Electronics - 6.5%
       Amphenol Corp. - Class A*(a).................  21,600    1,011,312
       Integrated Circuit Systems, Inc.*(a).........  39,200    1,232,056

           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Electronics - continued
           L-3 Communications Holdings, Inc.*(a)  29,600 $  1,287,304
           Microchip Technology, Inc............  44,850    1,104,656
           Novellus Systems, Inc.*..............  33,000    1,208,493
           Vishay Intertechnology, Inc.*(a).....  58,000      765,600
           Xilinx, Inc.*........................  40,100    1,014,931
                                                         ------------
                                                            7,624,352
                                                         ------------
           Entertainment & Leisure - 2.5%
           Brunswick Corp.......................  88,700    2,219,274
           Lee Enterprises, Inc.................  19,900      746,847
                                                         ------------
                                                            2,966,121
                                                         ------------
           Environmental Controls - 1.6%
           Republic Services, Inc.*.............  82,600    1,872,542
                                                         ------------
           Food Retailers - 2.4%
           Kroger Co.*..........................  93,400    1,557,912
           Safeway, Inc.*.......................  58,800    1,203,048
                                                         ------------
                                                            2,760,960
                                                         ------------
           Forest Products & Paper - 0.8%
           Louisiana-Pacific Corp.*.............  89,800      973,432
                                                         ------------
           Health Care Products - 7.2%
           Apogent Technologies, Inc.*.......... 112,800    2,256,000
           Bard (C.R.), Inc.....................  14,600    1,041,126
           Beckman Coulter, Inc.(a).............   4,200      170,688
           Mettler-Toledo International, Inc.*..  38,900    1,425,685
           Millipore Corp.......................  27,600    1,224,612
           Waters Corp.*........................  77,400    2,254,662
                                                         ------------
                                                            8,372,773
                                                         ------------
           Heavy Machinery - 1.6%
           Cooper Cameron Corp.*................  16,800      846,384
           Rockwell Automation, Inc.............  43,700    1,041,808
                                                         ------------
                                                            1,888,192
                                                         ------------
           Home Construction, Furnishings & Appliances - 2.2%
           Herman Miller, Inc...................  70,900    1,432,889
           Whirlpool Corp.......................  18,500    1,178,450
                                                         ------------
                                                            2,611,339
                                                         ------------
           Household Products - 2.3%
           Dial Corp............................  63,300    1,231,185
           Newell Rubbermaid, Inc...............  53,000    1,484,000
                                                         ------------
                                                            2,715,185
                                                         ------------
           Industrial - Diversified - 4.2%
           ITT Industries, Inc..................  16,300    1,066,998
           Pall Corp............................   6,900      155,250
           Pentair, Inc.........................  25,300      988,218
           Roper Industries, Inc.(a)............  29,900    1,112,280
           SPX Corp.*...........................  36,800    1,621,408
                                                         ------------
                                                            4,944,154
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Industrial Machinery - 1.7%
         Dover Corp................................ 64,500 $  1,932,420
                                                           ------------
         Insurance - 3.4%
         ACE, Ltd.................................. 40,600    1,392,174
         MGIC Investment Corp...................... 22,600    1,054,064
         Principal Financial Group, Inc............ 47,400    1,528,650
                                                           ------------
                                                              3,974,888
                                                           ------------
         Oil & Gas - 5.7%
         BJ Services Co.*.......................... 26,100      975,096
         Devon Energy Corp......................... 19,153    1,022,770
         Noble Corp.*.............................. 24,600      843,780
         Pioneer Natural Resources Co.*............ 35,200      918,720
         Smith International, Inc.*................ 25,100      922,174
         Valero Energy Corp........................ 26,400      959,112
         Weatherford International, Ltd.*.......... 22,400      938,560
                                                           ------------
                                                              6,580,212
                                                           ------------
         Pharmaceuticals - 3.8%
         Biovail Corp.*(a)......................... 32,700    1,538,862
         IMS Health, Inc........................... 69,800    1,255,702
         Teva Pharmaceutical Industries, Ltd. (ADR) 28,700    1,633,891
                                                           ------------
                                                              4,428,455
                                                           ------------
         Restaurants - 1.9%
         Jack in the Box, Inc.*(a)................. 51,200    1,141,760
         Outback Steakhouse, Inc................... 26,900    1,049,100
                                                           ------------
                                                              2,190,860
                                                           ------------
         Retailers - 2.0%
         Best Buy Co., Inc.*....................... 27,100    1,190,232
         Family Dollar Stores, Inc................. 29,200    1,113,980
                                                           ------------
                                                              2,304,212
                                                           ------------
         Textiles, Clothing & Fabrics - 2.4%
         Mohawk Industries, Inc.*.................. 25,400    1,410,462
         NIKE, Inc. - Class B...................... 26,500    1,417,485
                                                           ------------
                                                              2,827,947
                                                           ------------
         Transportation - 0.5%
         Norfolk Southern Corp..................... 27,300      524,160
                                                           ------------
         Total Common Stocks (Cost $ 85,188,876)             93,004,265
                                                           ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 26.1%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 06/30/03 at 1.15% to
       be repurchased at $22,222,710 on
       07/01/03 collateralized by $22,605,000
       FHLB 1.35% due 05/03/04 with value of
       $22,668,565.............................. $22,222,000 $ 22,222,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................   8,222,286    8,222,286
                                                             ------------
     Total Short-Term Investments
     (Cost $30,444,286)                                        30,444,286
                                                             ------------

     TOTAL INVESTMENTS - 106.0%
     (Cost $ 115,633,162)                                     123,448,551

     Other Assets and Liabilities (net) - (6.0%)               (7,050,337)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $116,398,214
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)



        ---------------------------------------------------------------
        Security                                              Value
        Description                               Shares     (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 94.2%
        Australia - 2.5%
        John Fairfax Holdings, Ltd.............. 1,510,000 $  2,920,002
                                                           ------------
        Finland - 2.1%
        Metso Corp..............................   276,000    2,460,385
                                                           ------------
        France - 17.3%
        Aventis S.A.............................    75,100    4,138,648
        BNP Paribas S.A.........................    57,800    2,941,938
        Compagnie Generale des Establissements
          Michelin..............................    65,000    2,542,053
        LVMH Moet Hennessy Louis Vuitton S.A.(a)    19,000      943,907
        Pernod-Ricard S.A.(a)...................    22,200    1,984,113
        Publicis Groupe(a)......................   130,800    3,516,080
        Vivendi Universal S.A...................   217,600    3,967,167
                                                           ------------
                                                             20,033,906
                                                           ------------
        Germany - 7.0%
        Bayerische Motoren Werke (BMW) AG(a)....    79,500    3,063,404
        Deutsche Boerse AG......................    24,200    1,284,077
        Henkel KGaA.............................    65,000    3,685,977
                                                           ------------
                                                              8,033,458
                                                           ------------
        Hong Kong - 1.9%
        Giordano International, Ltd............. 6,874,000    2,137,616
                                                           ------------
        Ireland - 0.7%
        Bank of Ireland.........................    69,000      837,325
                                                           ------------
        Israel - 0.7%
        Orbotech, Ltd*..........................    49,000      814,870
                                                           ------------
        Italy - 4.3%
        Banco Popolare di Verona e Novara Scrl..   161,500    2,210,608
        Sanpaolo IMI S.p.A.(a)..................   299,000    2,782,352
                                                           ------------
                                                              4,992,960
                                                           ------------
        Japan - 10.3%
        Daiwa Securities Group, Inc.............   815,000    4,691,919
        Meitec Corp.............................    76,100    2,317,509
        Nintendo Co., Ltd.......................    21,100    1,536,882
        Takeda Chemical Industries, Ltd.........    90,200    3,333,912
                                                           ------------
                                                             11,880,222
                                                           ------------
        Mexico - 4.5%
        Fomento Economico Mexicano, S.A. de C.V.
          (ADR).................................    43,700    1,800,440
        Grupo Televisa, S.A. (ADR)..............    97,500    3,363,750
                                                           ------------
                                                              5,164,190
                                                           ------------
        Netherlands - 6.3%
        Akzo Nobel N.V..........................   140,800    3,737,927
        Euronext N.V............................   140,300    3,484,197
                                                           ------------
                                                              7,222,124
                                                           ------------

      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Singapore - 2.2%
      United Overseas Bank, Ltd..................    359,400 $  2,531,058
                                                             ------------
      South Korea - 4.5%
      Lotte Chilsung Beverage Co., Ltd...........      4,010    2,229,083
      SK Telecom Co., Ltd........................     17,600    3,005,777
                                                             ------------
                                                                5,234,860
                                                             ------------
      Sweden - 3.8%
      Autoliv, Inc. (SDR)........................     33,900      913,729
      Svenska Handelsbanken AB...................     22,500      368,659
      Telefonaktiebolaget LM Ericsson*...........  2,931,900    3,153,685
                                                             ------------
                                                                4,436,073
                                                             ------------
      Switzerland - 11.7%
      Credit Suisse Group........................    100,600    2,653,440
      Givaudan S.A.(a)...........................      6,720    2,833,975
      Nestle S.A.(a).............................     18,700    3,867,010
      Novartis AG................................     37,800    1,499,023
      Swatch Group AG(a).........................    145,000    2,644,458
                                                             ------------
                                                               13,497,906
                                                             ------------
      United Kingdom - 14.4%
      Aegis Group Plc............................    685,500      897,953
      Associated British Ports Holdings Plc......    347,400    2,279,644
      Cadbury Schweppes Plc......................    446,000    2,639,154
      Diageo Plc.................................    348,900    3,731,230
      GlaxoSmithKline Plc........................    191,100    3,863,082
      Michael Page International Plc.............    475,000      863,641
      Signet Group Plc...........................  1,586,000    2,365,904
                                                             ------------
                                                               16,640,608
                                                             ------------
      Total Common Stocks (Cost $99,796,601)                  108,837,563
                                                             ------------
      Short-Term Investments - 12.7%
      State Street Bank & Trust Co.,
        Repurchase Agreement, dated 06/30/03
        at 0.15% to be repurchased at
        $8,711,036 on 07/01/03 collateralized by
        $8,745,000 FHLMC 1.875% due
        02/15/05 with a value of $8,885,733...... $8,711,000    8,711,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  5,988,181    5,988,181
                                                             ------------
      Total Short-Term Investments
      (Cost $14,699,182)                                       14,699,181
                                                             ------------

      TOTAL INVESTMENTS - 106.9%
      (Cost $114,495,783)                                     123,536,744

      Other Assets and Liabilities (net) - (6.9%)              (7,962,506)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $115,574,238
                                                             ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)


Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

SDR - Swedish Depositary Receipt

              Summary of Total Foreign Securities by Industry Classification
              --------------------------------------------------------------
                                                   Value       Percent of
              Industry                             (000)       Net Assets
              --------------------------------------------------------------
              Automotive                          $  6,519         5.7%
              Banking                               14,325        12.4
              Beverages, Food & Tobacco             16,251        14.1
              Chemicals                             10,258         8.9
              Commercial Services                      864         0.7
              Communications                        16,857        14.6
              Computer Software & Services           2,318         2.0
              Electronics                              815         0.7
              Entertainment & Leisure                1,537         1.3
              Financial Services                     9,460         8.2
              Industrial Diversified                   944         0.8
              Industrial - Machinery                 2,460         2.1
              Media-Broadcasting & Publishing        3,967         3.4
              Pharmaceuticals                       12,835        11.1
              Retailers                              7,148         6.2
              Transportation                         2,280         2.0
                                                    --------      ----
                                                  $108,838        94.2%
                                                    ========      ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Common Stocks - 83.6%
          Apparel Retailers - 2.6%
          Maxwell Shoe Co., Inc. - Class A*...... 241,210 $  3,473,424
                                                          ------------
          Banking - 0.8%
          Brookline Bancorp, Inc.................  70,700      989,800
                                                          ------------
          Building Materials - 1.0%
          Butler Manufacturing Co.(a)............  81,200    1,342,236
                                                          ------------
          Chemicals - 0.9%
          Agrium, Inc............................ 103,300    1,132,168
                                                          ------------
          Coal - 1.4%
          Fording Canadian Coal Trust(a)......... 103,900    1,882,668
                                                          ------------
          Communications - 4.7%
          CIENA Corp.*...........................  59,300      307,767
          CommScope, Inc.*....................... 198,400    1,884,800
          Comverse Technology, Inc.*............. 114,300    1,717,929
          Sycamore Networks, Inc.*............... 303,500    1,162,405
          Tellabs, Inc.*......................... 162,400    1,066,968
                                                          ------------
                                                             6,139,869
                                                          ------------
          Computer Software & Processing - 3.1%
          Cap Gemini SA..........................   5,000      177,829
          Geac Computer Corp., Ltd.*............. 425,200    1,646,542
          Scientific-Atlanta, Inc................  37,500      894,000
          Ulticom, Inc.*(a)...................... 142,600    1,354,700
                                                          ------------
                                                             4,073,071
                                                          ------------
          Electrical Equipment - 5.2%
          Advanced Power Technology, Inc.*(a).... 113,600      878,128
          American Power Conversion Corp.*.......  20,000      311,800
          Coherent, Inc.*........................  47,200    1,129,496
          Credence Systems Corp.*................ 229,400    1,943,018
          Electro Scientific Industries, Inc.*(a) 126,900    1,923,804
          Makita Corp. (ADR).....................  75,800      598,820
                                                          ------------
                                                             6,785,066
                                                          ------------
          Electronics - 7.8%
          AVX Corp............................... 303,600    3,336,564
          Bel Fuse, Inc. - Class A*(a)...........  54,700    1,121,350
          Bel Fuse, Inc. - Class B(a)............  16,700      382,430
          CyberOptics Corp.*(a)..................  59,500      399,126
          KEMET Corp.*(a)........................ 190,900    1,928,090
          Park Electrochemical Corp..............  74,700    1,490,265
          TriQuint Semiconductor, Inc.*.......... 401,000    1,668,160
                                                          ------------
                                                            10,325,985
                                                          ------------
          Engineering & Construction - 0.8%
          Keith Companies, Inc. (The)*(a)........ 106,700    1,065,933
                                                          ------------
          Financial Services - 8.0%
          BKF Capital Group, Inc.*............... 111,100    2,425,313
          Ichiyoshi Securities Co., Ltd.......... 827,700    2,513,727
          Instinet Group, Inc.................... 304,700    1,419,902
          SWS Group, Inc.(a).....................  79,100    1,593,865
          Westwood Holdings Group, Inc.(a)....... 133,075    2,531,087
                                                          ------------
                                                            10,483,894
                                                          ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Forest Products & Paper - 2.7%
          SFK Pulp Fund.......................... 355,100 $  2,053,464
          TimberWest Forest Corp................. 185,900    1,549,452
                                                          ------------
                                                             3,602,916
                                                          ------------

          Heavy Machinery - 2.4%
          Alamo Group, Inc....................... 261,300    3,193,086
                                                          ------------
          Home Construction, Furnishings & Appliances - 4.8%
          Coachmen Industries, Inc.(a)...........  66,000      788,700
          Herman Miller, Inc.....................  22,300      450,683
          Modtech Holdings, Inc.*................ 245,400    2,255,226
          Skyline Corp...........................  95,800    2,874,000
                                                          ------------
                                                             6,368,609
                                                          ------------
          Industrial - Diversified - 2.3%
          Trinity Industries, Inc.(a)............ 160,700    2,974,557
                                                          ------------
          Insurance - 4.9%
          E-L Financial Corp., Ltd...............   9,550    1,817,371
          FBL Financial Group, Inc. - Class A.... 146,100    2,943,915
          Phoenix Companies, Inc. (The)(a)....... 188,000    1,697,640
                                                          ------------
                                                             6,458,926
                                                          ------------
          Metals - 1.4%
          RTI International Metals, Inc.*........ 167,400    1,812,942
                                                          ------------
          Oil & Gas - 3.0%
          Smedvig ASA - Class A.................. 257,800    1,640,365
          Willbros Group, Inc.*.................. 228,600    2,375,154
                                                          ------------
                                                             4,015,519
                                                          ------------
          Pharmaceuticals - 1.8%
          PAREXEL International Corp.*........... 173,505    2,420,395
                                                          ------------
          Real Estate - 18.4%
          Avatar Holdings, Inc.*.................  53,800    1,624,760
          Brookfield Properties Corp.............  12,500      265,625
          Catellus Development Corp.*............ 136,500    3,003,000
          Forest City Enterprises, Inc. - Class A  67,800    2,810,310
          Jones Lang Lasalle, Inc.*.............. 166,000    2,622,800
          LNR Property Corp.(a)..................  98,000    3,665,200
          PS Business Parks, Inc.................  61,200    2,160,360
          St. Joe Co. (The)...................... 101,200    3,157,440
          Trammell Crow Co.*(a).................. 221,000    2,344,810
          Wellsford Real Properties, Inc.*....... 168,900    2,602,749
                                                          ------------
                                                            24,257,054
                                                          ------------
          Restaurants - 1.6%
          Jack in the Box, Inc.*.................  93,600    2,087,280
                                                          ------------
          Retailers - 3.5%
          Circuit City Stores, Inc............... 206,200    1,814,560
          Dress Barn, Inc.*...................... 217,300    2,753,191
                                                          ------------
                                                             4,567,751
                                                          ------------
          Transportation - 0.5%
          Alexander & Baldwin, Inc...............  22,600      599,578
                                                          ------------
          Total Common Stocks (Cost $98,092,327)           110,052,727
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
June 30, 2003 (Unaudited)
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                   Shares/Par     Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 26.9%
      State Street Bank and Trust Co.,
      Repurchase Agreement, dated 06/30/03
        at 0.15% to be repurchased at
        $22,624,094 on 07/01/03 collateralized
        by $22,715,000 FHLMC 1.875% due
        02/15/05 with a value of $23,080,553.... $22,624,000 $ 22,624,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)......................  12,832,299   12,832,299
                                                             ------------
      Total Short-Term Investments
      (Cost $35,456,299)                                       35,456,299
                                                             ------------

      TOTAL INVESTMENTS - 110.5%
      (Cost $133,548,626)                                     145,509,026

      Other Assets and Liabilities (net) - (10.5%)            (13,842,604)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $131,666,422
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2003 (UNAUDITED)


                                                                                 J.P. Morgan   J.P. Morgan    Lord Abbett
                                                                                 Quality Bond Select Equity  Bond Debenture
                                                                                  Portfolio     Portfolio      Portfolio
                                                                                 ------------ -------------  --------------
ASSETS
  Investments, at value (Note 2)*+                                               $246,244,947  $117,591,905    $689,450,449
  Repurchase Agreement                                                                     --     2,708,000      40,867,000
  Cash                                                                                 15,204           990             253
  Cash denominated in foreign currencies**                                              4,029            --              --
  Receivable for investments sold                                                  38,312,513       824,803      10,714,708
  Receivable for Trust shares sold                                                     96,528         4,298       2,634,601
  Dividends receivable                                                                     --       115,682          92,515
  Interest receivable                                                                 923,734           608      10,284,434
  Receivable from investment adviser (Note 3)                                              --            --              --

                                                                                 ------------ -------------  --------------
     Total assets                                                                 285,596,955   121,246,286     754,043,960

                                                                                 ------------ -------------  --------------
LIABILITIES
  Payables for:
     Investments purchased                                                         96,928,215       742,499      10,238,743
     Trust shares redeemed                                                                109        43,996          68,588
     Net variation margin on financial futures contracts (Note 6)                      14,024            --              --
     Distribution and services fees - Class B                                           9,078         1,634          83,990
     Distribution and services fees - Class E                                              --            --             285
     Collateral on securities on loan                                              13,578,255            --      77,687,462
     Investment advisory fee payable (Note 3)                                          86,220        62,381         314,984
     Administration fee payable                                                        13,238         9,327          42,468
     Custodian and accounting fees payable                                             21,612        16,100          16,948
  Accrued expenses                                                                     34,452        37,111         134,746

                                                                                 ------------ -------------  --------------
     Total liabilities                                                            110,685,203       913,048      88,588,214

                                                                                 ------------ -------------  --------------
Net Assets                                                                       $174,911,752  $120,333,238    $665,455,746
                                                                                 ============ =============  ==============
Net Assets Represented by:
  Paid in surplus                                                                $157,147,405  $167,922,008    $641,255,566
  Accumulated net realized gain (loss)                                              3,480,928   (52,270,669)    (33,126,949)
  Unrealized appreciation on investments, futures contracts and foreign currency    5,290,972     3,597,193      25,143,366
  Undistributed (distributions in excess of) net investment income                  8,992,447     1,084,706      32,183,763

                                                                                 ------------ -------------  --------------
     Total                                                                       $174,911,752  $120,333,238    $665,455,746
                                                                                 ============ =============  ==============
Net Assets
  Class A                                                                        $129,926,105  $112,461,262    $226,919,370
                                                                                 ============ =============  ==============
  Class B                                                                          44,985,647     7,871,976     428,926,289
                                                                                 ============ =============  ==============
  Class E                                                                                  --            --       9,610,087
                                                                                 ============ =============  ==============
Capital Shares Outstanding
  Class A                                                                          10,552,190    10,365,459      19,921,536
                                                                                 ============ =============  ==============
  Class B                                                                           3,673,166       729,509      37,838,299
                                                                                 ============ =============  ==============
  Class E                                                                                  --            --         846,142
                                                                                 ============ =============  ==============
Net Asset Value and Offering Price Per Share
  Class A                                                                        $      12.31  $      10.85    $      11.39
                                                                                 ============ =============  ==============
  Class B                                                                               12.25         10.79           11.34
                                                                                 ============ =============  ==============
  Class E                                                                                  --            --           11.36
                                                                                 ============ =============  ==============

----------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                             $241,002,182  $113,928,137    $664,307,082
**Cost of cash denominated in foreign currencies                                        1,430            --              --
+Includes value of securities on loan                                              13,277,048            --      76,185,873

                       See notes to financial statements

 Lord Abbett      Lord Abbett          Lord Abbett       Lord Abbett
Mid-Cap Value Growth Opportunities  Growth and Income  America's Value
  Portfolio        Portfolio            Portfolio         Portfolio
------------- --------------------  -----------------  ---------------
 $148,657,073          $56,044,840     $1,651,568,587       $3,061,895
    8,674,000              392,000        120,885,000               --
          811                   57                980           46,874
           --                   --                 --               --
           --              119,964          6,109,832           29,871
      136,963               31,069          2,396,415            8,617
      176,254                5,990          1,309,895            4,306
           36                   --                504           15,584
           --                   --                 --           14,661
------------- --------------------  -----------------  ---------------
  157,645,137           56,593,920      1,782,271,213        3,181,808
------------- --------------------  -----------------  ---------------
    4,000,461              239,815         60,864,616           71,886
      186,908                  273            369,141               --
           --                   --                 --               --
       14,260                4,597            120,705              610
           --                   --                 --               --
    5,743,317           10,069,511         70,053,047               --
       84,566               21,563            765,174               --
       10,651                4,727            105,888              123
        9,450               13,183             38,356           13,679
       37,999                7,382            104,248            6,750
------------- --------------------  -----------------  ---------------
   10,087,612           10,361,051        132,421,175           93,048
------------- --------------------  -----------------  ---------------
 $147,557,525          $46,232,869     $1,649,850,038       $3,088,760
============= ====================  =================  ===============
 $135,274,046          $45,813,879     $1,669,125,270       $2,974,886
    7,096,702           (2,972,723)       (51,850,561)          29,815
    3,531,921            3,489,449         29,650,390           66,347
    1,654,856              (97,736)         2,924,939           17,712
------------- --------------------  -----------------  ---------------
 $147,557,525          $46,232,869     $1,649,850,038       $3,088,760
============= ====================  =================  ===============
 $ 77,016,205          $23,773,814     $1,044,628,874       $       --
============= ====================  =================  ===============
   70,541,320           22,459,055        605,221,164        3,088,760
============= ====================  =================  ===============
           --                   --                 --               --
============= ====================  =================  ===============
    5,013,839            2,967,441         50,234,713               --
============= ====================  =================  ===============
    4,616,416            2,825,885         29,210,226          295,820
============= ====================  =================  ===============
           --                   --                 --               --
============= ====================  =================  ===============
 $      15.36          $      8.01     $        20.79       $       --
============= ====================  =================  ===============
        15.28                 7.95              20.72            10.44
============= ====================  =================  ===============
           --                   --                 --               --
============= ====================  =================  ===============

----------------------------------------------------------------------
 $145,125,152          $52,555,391     $1,621,918,004       $2,995,548
           --                   --                 --               --
    5,616,312            9,821,321         67,470,015               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2003 (UNAUDITED)




                                                          Janus        T. Rowe Price   MFS Research
                                                    Aggressive Growth  Mid-Cap Growth  International
                                                        Portfolio        Portfolio       Portfolio
                                                    -----------------  --------------  -------------
ASSETS
   Investments, at value (Note 2)*+                      $146,218,544    $186,202,955   $165,377,116
   Repurchase Agreement                                            --              --      7,961,000
   Cash                                                        11,739              --            930
   Cash denominated in foreign currencies**                    16,156              --        220,592
   Receivable for investments sold                             16,752         226,203      1,909,119
   Receivable for Trust shares sold                           887,050         903,778        301,714
   Dividends receivable                                        30,086          32,323        328,920
   Interest receivable                                         11,196          12,187             33
   Net variation margin on financial futures
     contracts (Note 6)                                            --              --             --
   Unrealized appreciation on forward currency
     contracts (Note 7)                                            --              --             --

                                                    -----------------  --------------  -------------
     Total assets                                         147,191,523     187,377,446    176,099,424

                                                    -----------------  --------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                         --       2,855,638      1,257,257
     When-issued / delayed delivery investments
        (Note 2)                                                   --              --             --
     Unrealized depreciation on forward currency
        contracts (Note 7)                                         --              --             --
     Trust shares redeemed                                         61           2,914         39,075
     Outstanding written options++                                 --              --             --
     Distribution and services fees - Class B                  23,281          27,409         19,950
     Distribution and services fees - Class E                     288             547            466
     Collateral on securities on loan                       7,615,758      17,334,368     13,901,019
     Open swap contracts at fair value (Note 10)                   --              --             --
     Investment advisory fee payable (Note 3)                 110,909          96,218        101,128
     Administration fee payable                                 8,568          11,591         13,573
     Custodian and accounting fees payable                     23,004          30,336         64,709
   Accrued expenses                                            32,724          51,531         14,504

                                                    -----------------  --------------  -------------
     Total liabilities                                      7,814,593      20,410,552     15,411,681

                                                    -----------------  --------------  -------------
Net Assets                                               $139,376,930    $166,966,894   $160,687,743
                                                    =================  ==============  =============
Net Assets Represented by:
   Paid in surplus                                       $135,914,329    $173,736,066   $158,016,023
   Accumulated net realized gain (loss)                    (7,014,723)    (26,418,354)    (9,747,771)
   Unrealized appreciation (depreciation) on
     investments, futures contracts and foreign
     currency                                              10,525,348      19,907,641     11,834,232
   Undistributed (distributions in excess of) net
     investment income                                        (48,024)       (258,459)       585,259

                                                    -----------------  --------------  -------------
     Total                                               $139,376,930    $166,966,894   $160,687,743
                                                    =================  ==============  =============
Net Assets
   Class A                                               $ 15,724,510    $ 19,931,835   $ 56,563,083
                                                    =================  ==============  =============
   Class B                                                121,173,337     142,321,148    100,182,167
                                                    =================  ==============  =============
   Class E                                                  2,479,083       4,713,911      3,942,493
                                                    =================  ==============  =============
Capital Shares Outstanding
   Class A                                                  2,591,295       3,648,068      7,081,927
                                                    =================  ==============  =============
   Class B                                                 20,066,832      26,212,844     12,564,829
                                                    =================  ==============  =============
   Class E                                                    410,520         866,044        493,995
                                                    =================  ==============  =============
Net Asset Value and Offering Price Per Share
   Class A                                               $       6.07    $       5.46   $       7.99
                                                    =================  ==============  =============
   Class B                                                       6.04            5.43           7.97
                                                    =================  ==============  =============
   Class E                                                       6.04            5.44           7.98
                                                    =================  ==============  =============

-----------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase
  Agreement                                              $135,693,389    $166,295,305   $153,541,384
**Cost of cash denominated in foreign currencies               15,975              --        221,759
+ Includes value of securities on loan                      7,441,111      16,828,180     13,143,333
++Cost of written options                                          --              --             --

                       See notes to financial statements

Oppenheimer                                    PIMCO
  Capital        PIMCO          PIMCO        Inflation
Appreciation  Money Market   Total Return  Protected Bond
 Portfolio     Portfolio      Portfolio      Portfolio
------------  ------------  -------------- --------------
$264,982,471  $136,372,050  $1,288,116,423   $264,425,467
  21,327,000    29,387,000              --      7,800,000
       5,736     4,323,919       8,271,722     53,050,526
          --            --      10,938,319             --
   1,095,224            --     421,933,912      8,973,750
   1,413,295       567,968       3,799,180      1,622,687
      77,269            --              --             --
          89       299,130       6,067,954        568,003
          --            --         591,961             --
          --            --         337,668             --
------------  ------------  -------------- --------------
 288,901,084   170,950,067   1,740,057,139    336,440,433
------------  ------------  -------------- --------------
   1,757,622            --     170,668,583    175,955,383
          --            --     583,919,922             --
          --            --           9,370             --
          33       348,518           2,441             --
          --            --       3,117,723             --
      52,416        33,541         132,792         30,124
          --            --           9,152             --
  19,500,364            --      37,712,799             --
          --            --         217,186             --
     137,823        55,327         377,298         55,614
      16,226        13,128          63,077          6,595
      19,869        10,907          58,252         30,101
      37,771        24,801         141,125          9,200
------------  ------------  -------------- --------------
  21,522,124       486,222     796,429,720    176,087,017
------------  ------------  -------------- --------------
$267,378,960  $170,463,845  $  943,627,419   $160,353,416
============  ============  ============== ==============
$259,579,256  $170,469,265  $  883,746,253   $156,886,463
  (6,667,872)       10,533      31,081,921      5,044,331
  14,502,625            --       4,335,283     (1,555,832)
     (35,049)      (15,953)     24,463,962        (21,546)
------------  ------------  -------------- --------------
$267,378,960  $170,463,845  $  943,627,419   $160,353,416
============  ============  ============== ==============
$    117,233  $  4,937,744  $  199,151,592   $  1,028,866
============  ============  ============== ==============
 267,261,727   165,526,101     666,108,040    159,324,550
============  ============  ============== ==============
          --            --      78,367,787             --
============  ============  ============== ==============
      16,307     4,937,744      16,895,705         99,283
============  ============  ============== ==============
  37,294,114   165,533,659      56,806,977     15,383,072
============  ============  ============== ==============
          --            --       6,673,882             --
============  ============  ============== ==============
$       7.19  $       1.00  $        11.79   $      10.36
============  ============  ============== ==============
        7.17          1.00           11.73          10.36
============  ============  ============== ==============
          --            --           11.74             --
============  ============  ============== ==============

----------------------------------------------------------
$250,479,816  $136,372,050  $1,282,618,299   $265,978,642
       5,084            --      10,988,448             --
  19,156,705            --      35,474,127             --
          --            --       3,406,362             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2003 (UNAUDITED)



                                                       PIMCO           Met/Putnam         Met/Putnam
                                                     Innovation   Capital Opportunities    Research
                                                     Portfolio          Portfolio         Portfolio
                                                    ------------  ---------------------  ------------
ASSETS
   Investments, at value (Note 2)*+                 $ 64,393,232           $ 55,164,013  $ 81,553,204
   Repurchase Agreement                                5,105,000                636,000            --
   Cash                                                      124                    918           670
   Cash denominated in foreign currencies**                   --                     --        47,846
   Receivable for investments sold                       177,284                     --         7,664
   Receivable for Trust shares sold                      301,218                  3,776       149,030
   Dividends receivable                                    6,723                 34,107        98,702
   Interest receivable                                        21                     24            45
   Net variation margin on financial futures
     contracts (Note 6)                                       --                     --            --
   Unrealized appreciation on forward currency
     contracts (Note 7)                                       --                     --        51,862

                                                    ------------  ---------------------  ------------
     Total assets                                     69,983,602             55,838,838    81,909,023

                                                    ------------  ---------------------  ------------
LIABILITIES
   Payables for:
     Investments purchased                               301,662                 27,411        81,634
     Trust shares redeemed                             1,091,412                  4,927        10,045
     Unrealized depreciation on forward currency
        contracts (Note 7)                                    --                     --        26,270
     Outstanding written options++                            --                     --            --
     Distribution and services fees - Class B              6,103                    457        11,588
     Distribution and services fees - Class E                489                     --            --
     Collateral on securities on loan                 11,883,213              7,323,685     1,133,850
     Investment advisory fee payable (Note 3)             36,655                 33,801        43,171
     Administration fee payable                            5,697                  4,447         6,321
     Custodian and accounting fees payable                16,352                  3,549        31,727
   Accrued expenses                                       37,071                 26,925        29,834

                                                    ------------  ---------------------  ------------
     Total liabilities                                13,378,654              7,425,202     1,374,440

                                                    ------------  ---------------------  ------------
Net Assets                                          $ 56,604,948           $ 48,413,636  $ 80,534,583
                                                    ============  =====================  ============
Net Assets Represented by:
   Paid in surplus                                  $ 70,500,786           $ 63,003,327  $ 92,055,269
   Accumulated net realized gain (loss)              (18,126,415)           (18,350,972)  (17,515,333)
   Unrealized appreciation on investments,
     futures contracts and foreign currency            4,409,025              3,777,989     5,770,128
   Undistributed (distributions in excess of) net
     investment income                                  (178,448)               (16,708)      224,519

                                                    ------------  ---------------------  ------------
     Total                                          $ 56,604,948           $ 48,413,636  $ 80,534,583
                                                    ============  =====================  ============
Net Assets
   Class A                                          $ 21,599,393           $ 46,168,168  $ 22,614,297
                                                    ============  =====================  ============
   Class B                                            30,560,868              2,245,468    57,920,286
                                                    ============  =====================  ============
   Class E                                             4,444,687                     --            --
                                                    ============  =====================  ============
Capital Shares Outstanding
   Class A                                             5,757,251              4,575,560     3,202,474
                                                    ============  =====================  ============
   Class B                                             8,195,016                223,675     8,239,813
                                                    ============  =====================  ============
   Class E                                             1,190,032                     --            --
                                                    ============  =====================  ============
Net Asset Value and Offering Price Per Share
   Class A                                          $       3.75           $      10.09  $       7.06
                                                    ============  =====================  ============
   Class B                                                  3.73                  10.04          7.03
                                                    ============  =====================  ============
   Class E                                                  3.74                     --            --
                                                    ============  =====================  ============

------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase
  Agreement                                         $ 59,984,207           $ 51,386,025  $ 75,808,183
**Cost of cash denominated in foreign currencies              --                     --        48,304
+ Includes value of securities on loan                11,445,663              7,129,650     1,106,921
++Cost of written options                                     --                     --            --

                       See notes to financial statements

    Met/AIM             Met/AIM        Harris Oakmark   Third Avenue
Small Cap Growth  Mid Cap Core Equity  International   Small Cap Value
   Portfolio           Portfolio         Portfolio        Portfolio
----------------  -------------------  --------------  ---------------
   $ 118,656,120         $101,226,551    $114,825,744     $122,885,026
      17,694,000           22,222,000       8,711,000       22,624,000
             571                  901             671              756
              --                   --          78,506           20,732
         291,506            2,308,581              --           76,886
         479,992              612,967         894,581          929,375
          11,267               40,557         131,050          176,421
             565                  710              36               94
           4,125                   --              --               --
              --                   --              --               --
----------------  -------------------  --------------  ---------------
     137,138,146          126,412,267     124,641,588      146,713,290
----------------  -------------------  --------------  ---------------
       3,898,833            1,620,061       2,888,961        2,059,627
           4,379                  957           5,734               27
              --                   --              --               --
             300                   --              --               --
          18,486               20,102          19,873           24,050
             542                1,012             709               --
      23,292,643            8,222,286       5,988,181       12,832,299
          65,495               86,743          93,935           95,265
           8,690                8,356           7,651            7,627
          36,763               15,385          21,297           12,690
          48,371               39,151          41,009           15,283
----------------  -------------------  --------------  ---------------
      27,374,502           10,014,053       9,067,350       15,046,868
----------------  -------------------  --------------  ---------------
   $ 109,763,644         $116,398,214    $115,574,238     $131,666,422
================  ===================  ==============  ===============
   $ 100,813,688         $109,365,831    $107,427,035     $119,292,235
      (4,958,004)            (734,280)     (1,423,326)         377,550
      14,277,372            7,815,389       9,043,537       11,959,989
        (369,412)             (48,726)        526,992           36,648
----------------  -------------------  --------------  ---------------
   $$109,763,644         $116,398,214    $115,574,238     $131,666,422
================  ===================  ==============  ===============
   $   8,287,074         $  4,968,191    $  5,028,904     $  4,385,439
================  ===================  ==============  ===============
      96,834,095          102,850,217     104,137,667      127,280,983
================  ===================  ==============  ===============
       4,642,475            8,579,806       6,407,667               --
================  ===================  ==============  ===============
         824,131              456,736         515,301          465,163
================  ===================  ==============  ===============
       9,671,760            9,475,478      10,708,701       13,452,520
================  ===================  ==============  ===============
         462,177              789,396         658,379               --
================  ===================  ==============  ===============
   $       10.06         $      10.88    $       9.76     $       9.47
================  ===================  ==============  ===============
           10.01                10.86            9.72             9.46
================  ===================  ==============  ===============
           10.04                10.87            9.73               --
================  ===================  ==============  ===============

----------------------------------------------------------------------
   $ 104,363,483         $ 93,411,162    $105,784,783     $110,924,626
              --                   --          79,034           21,037
      22,596,817            7,955,898       5,690,636       12,332,179
           5,820                   --              --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2003 (UNAUDITED)


                                                                                    J.P. Morgan    J.P. Morgan    Lord Abbett
                                                                                    Quality Bond  Select Equity  Bond Debenture
                                                                                     Portfolio      Portfolio      Portfolio
                                                                                    ------------  -------------  --------------
Investment Income:
    Dividends (1)                                                                     $       --   $    834,115    $    911,215
    Interest (2)                                                                       2,846,637          6,378      18,129,186

                                                                                    ------------  -------------  --------------
       Total investment income                                                         2,846,637        840,493      19,040,401

                                                                                    ------------  -------------  --------------
Expenses:
    Investment advisory fee (Note 3)                                                     440,598        351,035       1,529,155
    Administration fees                                                                   27,571         19,298          79,636
    Custody and accounting fees                                                           57,989         38,899          63,028
    Distribution fee - Class B                                                            46,976          8,831         367,893
    Distribution fee - Class E                                                                --             --           3,734
    Transfer agent fees                                                                    6,712          6,576          10,776
    Audit                                                                                  9,408          9,127           8,887
    Legal                                                                                 10,139         10,139          10,139
    Trustee fees and expenses                                                              4,556          4,556           4,556
    Shareholder reporting                                                                 11,277          8,357          24,427
    Insurance                                                                              3,298          2,615           8,187
    Organizational expense                                                                    --             --              --
    Other                                                                                     --             36              --

                                                                                    ------------  -------------  --------------
       Total expenses                                                                    618,524        459,469       2,110,418
       Less fees waived and expenses reimbursed by the adviser                           (35,941)            --              --
       Less broker commission recapture                                                       --         (7,912)             --

                                                                                    ------------  -------------  --------------
    Net expenses                                                                         582,583        451,557       2,110,418

                                                                                    ------------  -------------  --------------
    Net investment income (loss)                                                       2,264,054        388,936      16,929,983

                                                                                    ------------  -------------  --------------
Net Realized and Unrealized Gain (Loss) on Investments,
Futures Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
       Investments                                                                     5,197,592     (7,807,815)     (1,379,797)
       Futures contracts                                                                (748,207)       357,872              --
       Foreign currency related transactions                                                 (49)            --              --

                                                                                    ------------  -------------  --------------
          Net realized gain (loss) on investments, futures contracts and
            foreign currency related transactions                                      4,449,336     (7,449,943)     (1,379,797)

                                                                                    ------------  -------------  --------------
    Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
          Beginning of period                                                          5,849,946    (18,755,107)    (14,780,755)
          End of period                                                                5,290,972      3,597,193      25,143,366

                                                                                    ------------  -------------  --------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency                                                   (558,974)    22,352,300      39,924,121

                                                                                    ------------  -------------  --------------
    Net realized and unrealized gain on investments, futures contracts and foreign
       currency related transactions                                                   3,890,362     14,902,357     138,544,324

                                                                                    ------------  -------------  --------------
Net Increase in Net Assets Resulting from Operations                                  $6,154,416   $ 15,291,293    $ 55,474,307
                                                                                    ============  =============  ==============

--------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                    $       --   $      1,946    $         --
(2)Interest income includes security lending income of:                                    7,089          1,179          51,718

 *  For the period from 5/1/2003 (Commencement of Operations) through 6/30/2003

                       See notes to financial statements

 Lord Abbett       Lord Abbett          Lord Abbett       Lord Abbett
Mid-Cap Value  Growth Opportunities  Growth and Income  America's Value
  Portfolio         Portfolio            Portfolio        Portfolio*
-------------  --------------------  -----------------  ---------------

   $1,209,310            $   38,366      $  11,561,485         $ 11,877
       11,083                 3,605            134,825           10,708
-------------  --------------------  -----------------  ---------------
    1,220,393                41,971         11,696,310           22,585
-------------  --------------------  -----------------  ---------------

      447,008                91,500          3,842,466            3,016
       21,346                 6,276            197,546              123
       28,656                30,424             90,563           13,679
       71,432                20,659            539,235            1,160
           --                    --                 --               --
        6,723                 6,392              7,045            1,647
        9,094                 9,119              9,444            3,734
       10,139                13,656             20,923            5,664
        4,557                 4,556              4,556            1,671
        8,223                 3,573             93,088            3,328
        2,444                   315             25,281              115
           --                    --                 --            4,233
           85                   170                169              299
-------------  --------------------  -----------------  ---------------
      609,707               186,640          4,830,316           38,669
           --               (51,130)           (31,658)         (33,796)
           --                    --            (60,072)              --
-------------  --------------------  -----------------  ---------------
      609,707               135,510          4,738,586            4,873
-------------  --------------------  -----------------  ---------------
      610,686               (93,539)         6,957,724           17,712
-------------  --------------------  -----------------  ---------------

    4,858,721               416,261        (34,607,240)          29,815
           --                    --                 --               --
           --                    --                (27)              --
-------------  --------------------  -----------------  ---------------

    4,858,721               416,261        (34,607,267)          29,815
-------------  --------------------  -----------------  ---------------

     (269,251)             (527,341)      (147,881,803)              --
    3,531,921             3,489,449         29,650,390           66,347
-------------  --------------------  -----------------  ---------------

    3,801,172             4,016,790        177,532,193           66,347
-------------  --------------------  -----------------  ---------------

    8,659,893             4,433,051        142,924,926           96,162
-------------  --------------------  -----------------  ---------------
   $9,270,579            $4,339,512      $ 149,882,650         $113,874
=============  ====================  =================  ===============

------------------------------------------------------------------------
   $    5,876            $      625      $      17,923         $     98
        4,222                 3,056             37,484               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2003 (UNAUDITED)




                                                                Janus        T. Rowe Price   MFS Research
                                                          Aggressive Growth  Mid-Cap Growth  International
                                                              Portfolio        Portfolio       Portfolio
                                                          -----------------  --------------  -------------
Investment Income:
   Dividends (1)                                                $   306,598     $   167,832    $ 1,696,232
   Interest (2)                                                      81,339          56,437         48,945

                                                          -----------------  --------------  -------------
       Total investment income                                      387,937         224,269      1,745,177

                                                          -----------------  --------------  -------------
Expenses:
   Investment advisory fee (Note 3)                                 322,664         409,434        446,683
   Deferred expense reimbursement (Note 3)                               --              --             --
   Administration fees                                               14,219          20,880         21,383
   Custody and accounting fees                                       52,881          73,041        180,368
   Distribution fee - Class B                                        93,158         112,875        105,424
   Distribution fee - Class E                                           582           2,246          1,983
   Transfer agent fees                                                6,555          10,427         10,232
   Audit                                                              9,119           9,125         10,376
   Legal                                                             10,008          21,536         13,501
   Trustee fees and expenses                                          4,556           4,556          4,556
   Shareholder reporting                                              3,115          12,441         10,694
   Insurance                                                            857           1,432          1,306
   Organization expense                                                  --              --             --
   Other                                                                 --              85             --

                                                          -----------------  --------------  -------------
       Total expenses                                               517,714         678,078        806,506
       Less fees waived and expenses reimbursed
          by the adviser                                            (37,565)        (90,476)      (113,929)
       Less broker commission recapture                             (50,457)       (114,407)        (1,618)

                                                          -----------------  --------------  -------------
   Net expenses                                                     429,692         473,195        690,959

                                                          -----------------  --------------  -------------
   Net investment income (loss)                                     (41,755)       (248,926)     1,054,218

                                                          -----------------  --------------  -------------
Net Realized and Unrealized Gain (Loss) on
Investments, Futures Contracts, Options
Contracts, Swap Contracts and Foreign Currency
Related Transactions
   Net realized gain (loss) on:
     Investments                                                    445,196         782,493     (5,153,150)
     Futures contracts                                                   --              --             --
     Options contracts                                                   --              --             --
     Swap contracts                                                      --              --             --
     Foreign currency related transactions                           (3,432)             --         45,628

                                                          -----------------  --------------  -------------
       Net realized gain (loss) on investments,
          futures contracts, options contracts,
          swap contracts and foreign currency
          related transactions                                      441,764         782,493     (5,107,522)

                                                          -----------------  --------------  -------------
   Unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts, swap contracts and foreign
       currency
          Beginning of period                                    (2,127,921)       (502,097)      (587,719)
          End of period                                          10,525,348      19,907,641     11,834,232

                                                          -----------------  --------------  -------------
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency                            12,653,269      20,409,738     12,421,951

                                                          -----------------  --------------  -------------
   Net realized and unrealized gain on
       investments, futures contracts, options
       contracts, swap contracts and foreign
       currency related transactions                             13,095,033      21,192,231      7,314,429

                                                          -----------------  --------------  -------------
Net Increase in Net Assets Resulting from
Operations                                                      $13,053,278     $20,943,305    $ 8,368,647
                                                          =================  ==============  =============

-----------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:              $    12,369     $     2,734    $   200,700
(2)Interest income includes security lending
   income of:                                                         4,362           5,612         41,100

 *  For the period from 5/1/2003 (commencement of operations) through 6/30/2003

                       See notes to financial statements

                                                      PIMCO
    Oppenheimer          PIMCO         PIMCO        Inflation
Capital Appreciation  Money Market  Total Return  Protected Bond
     Portfolio         Portfolio     Portfolio      Portfolio*
--------------------  ------------  ------------  --------------

        $    821,592    $       --   $        --     $        --
              40,026     1,038,604    12,728,586         185,264
--------------------  ------------  ------------  --------------
             861,618     1,038,604    12,728,586         185,264
--------------------  ------------  ------------  --------------

             574,651       321,042     1,972,210         109,074
                  --            --       133,278              --
              28,397        26,309       120,867           6,595
              51,059        27,946       131,839          30,101
             222,483       197,743       699,280          54,106
                  --            --        38,563              --
               6,585         6,708        10,870           2,300
               9,122         9,123        11,642           3,735
              10,139        10,139        10,872           5,562
               4,556         4,556         4,556           1,671
              15,914         8,577        88,479           5,227
               2,158         2,378        11,103             114
                  --            --            --           4,233
                  85            --            --             299
--------------------  ------------  ------------  --------------
             925,149       614,521     3,233,559         223,017
             (30,904)      (13,285)           --         (16,207)
              (4,253)           --            --              --
--------------------  ------------  ------------  --------------
             889,992       601,236     3,233,559         206,810
--------------------  ------------  ------------  --------------
             (28,374)      437,368     9,495,027         (21,546)
--------------------  ------------  ------------  --------------

          (4,220,901)       10,533    13,915,486       5,044,331
                  --            --    10,955,674              --
                  --            --       396,828              --
                  --            --      (654,276)             --
                (340)           --       (48,155)             --
--------------------  ------------  ------------  --------------

          (4,221,241)       10,533    24,635,557       5,044,331
--------------------  ------------  ------------  --------------

         (12,242,074)           --     8,010,043              --
         14 ,502,625            --     4,335,283      (1,555,832)
--------------------  ------------  ------------  --------------

          26,744,699            --    (3,674,760)     (1,555,832)
--------------------  ------------  ------------  --------------

          22,523,458        10,533    20,960,797       3,488,499
--------------------  ------------  ------------  --------------
        $ 22,495,084    $  447,901   $30,385,824     $ 3,466,953
====================  ============  ============  ==============

-----------------------------------------------------------------
        $     17,109    $       --   $        --     $        --
               9,665            --        12,714              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2003 (UNAUDITED)


                                                             PIMCO                   Met/Putnam         Met/Putnam
                                                           Innovation           Capital Opportunities    Research
                                                           Portfolio                  Portfolio         Portfolio
                                                          -----------           ---------------------  -----------
Investment Income:
   Dividends (1)                                          $    24,717                     $   241,116  $   569,385
   Interest (2)                                                 9,311                          17,421       12,861

                                                          -----------           ---------------------  -----------
       Total investment income                                 34,028                         258,537      582,246

                                                          -----------           ---------------------  -----------
Expenses:
   Investment advisory fee (Note 3)                           184,144                         190,520      265,099
   Administration fees                                         10,755                           9,259       12,367
   Custody and accounting fees                                 56,245                          38,195       71,436
   Distribution fee - Class B                                  26,254                           2,461       54,521
   Distribution fee - Class E                                   1,695                              --           --
   Transfer agent fees                                         10,176                           6,543        6,538
   Audit                                                        9,122                           9,089       11,314
   Legal                                                       10,139                          10,779       10,177
   Trustee fees and expenses                                    4,556                           4,556        4,556
   Shareholder reporting                                        4,300                           3,465        3,962
   Insurance                                                      623                           1,100        1,050
   Other                                                           --                              --           --

                                                          -----------           ---------------------  -----------
       Total expenses                                         318,009                         275,967      441,020
       Less fees waived and expenses reimbursed
          by the adviser                                      (62,298)                             --      (98,525)
       Less broker commission recapture                       (50,633)                           (722)      (5,063)

                                                          -----------           ---------------------  -----------
   Net expenses                                               205,078                         275,245      337,432

                                                          -----------           ---------------------  -----------
   Net investment income (loss)                              (171,050)                        (16,708)     244,814

                                                          -----------           ---------------------  -----------
Net Realized and Unrealized Gain (Loss) on
Investments, Futures Contracts, Options Contracts
and Foreign Currency Related Transactions
   Net realized gain (loss) on:
     Investments                                            2,239,704             (3,427,866)           (2,312,220)
     Futures contracts                                             --                     --                    --
     Options contracts                                             --                     --                    --
     Foreign currency related transactions                         --                      3                  (643)

                                                          -----------           ---------------------  -----------
       Net realized gain (loss) on investments,
          futures contracts, options contracts
          and foreign currency related
          transactions                                      2,239,704                      (3,427,863)  (2,312,863)

                                                          -----------           ---------------------  -----------
   Unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts and foreign currency
          Beginning of period                              (1,188,577)                     (3,404,243)  (3,313,695)
          End of period                                     4,409,025                       3,777,989    5,770,128

                                                          -----------           ---------------------  -----------
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts and foreign currency                       5,597,602                       7,182,232    9,083,823

                                                          -----------           ---------------------  -----------
   Net realized and unrealized gain on
       investments, futures contracts, options
       contracts and foreign currency related
       transactions                                         7,837,306                       3,754,369    6,770,960

                                                          -----------           ---------------------  -----------
Net Increase in Net Assets Resulting from
Operations                                                $ 7,666,256                     $ 3,737,661  $ 7,015,774
                                                          ===========           =====================  ===========

----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:        $     1,279                     $       350  $    10,615
(2)Interest income includes security lending
   income of:                                                   6,015                           5,764        1,312

                       See notes to financial statements

    Met/AIM             Met/AIM        Harris Oakmark   Third Avenue
Small Cap Growth  Mid Cap Core Equity  International   Small Cap Value
   Portfolio           Portfolio         Portfolio        Portfolio
----------------  -------------------  --------------  ---------------
     $    39,244          $   235,769      $  863,496      $   417,443
          75,622               86,289          27,781           20,714
----------------  -------------------  --------------  ---------------
         114,866              322,058         891,277          438,157
----------------  -------------------  --------------  ---------------
         339,211              243,602         216,672          256,142
          16,007               14,426          12,287           12,285
          84,483               38,017          62,897           31,714
          81,921               68,170          54,464           80,261
           2,094                4,437           2,175               --
          11,053               11,226          10,888            7,041
           8,891                8,890          10,078            7,229
          10,139               10,139          10,766            9,547
           4,556                4,556           4,556            4,556
           7,890                6,164           3,442            4,461
             918                  680             328              623
              85                   --              --               85
----------------  -------------------  --------------  ---------------
         567,248              410,307         388,553          413,944
         (86,768)             (19,333)        (31,325)            (107)
            (718)             (19,500)         (6,907)              --
----------------  -------------------  --------------  ---------------
         479,762              371,474         350,321          413,837
----------------  -------------------  --------------  ---------------
        (364,896)             (49,416)        540,956           24,320
----------------  -------------------  --------------  ---------------

      (2,213,057)             136,036        (280,047)         374,795
          52,318                   --              --               --
          26,142                   --              --               --
              --                   --         (13,469)           2,755
----------------  -------------------  --------------  ---------------

      (2,134,597)             136,036        (293,516)         377,550
----------------  -------------------  --------------  ---------------

      (2,411,966)          (1,615,059)       (356,288)        (871,905)
      14,277,372            7,815,389       9,043,537       11,959,989
----------------  -------------------  --------------  ---------------

      16,689,338            9,430,448       9,399,825       12,831,894
----------------  -------------------  --------------  ---------------

      14,554,741            9,566,484       9,106,309       13,209,444
----------------  -------------------  --------------  ---------------
     $14,189,845          $ 9,517,068      $9,647,265      $13,233,764
================  ===================  ==============  ===============

-----------------------------------------------------------------------
     $       234          $       755      $  109,041      $    25,544
          13,434                2,542          18,819            6,023

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                    J.P. Morgan                      J.P. Morgan
                                               Quality Bond Portfolio          Select Equity Portfolio
                                           -----------------------------    -----------------------------
                                           Six Months Ended  Year Ended     Six Months Ended  Year Ended
                                            June 30, 2003   December 31,     June 30, 2003   December 31,
                                             (Unaudited)        2002          (Unaudited)        2002
                                           -------------------------------  ------------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income                     $  2,264,054   $  6,574,637      $    388,936   $    695,769
   Net realized gain (loss) on
       investments, futures contracts
       and foreign currency related
       transactions                             4,449,336      1,372,512        (7,449,943)   (26,816,498)
   Net change in unrealized
       appreciation (depreciation) on
       investments, futures contracts
       and foreign currency related
       transactions                              (558,974)     4,806,194        22,352,300    (21,737,899)
                                             ------------   ------------      ------------   ------------
   Net increase (decrease) in net
       assets resulting from operations         6,154,416     12,753,343        15,291,293    (47,858,628)
                                             ------------   ------------      ------------   ------------
Distributions to Shareholders from:
   Net investment income
     Class A                                           --     (6,076,884)               --       (838,826)
     Class B                                           --     (1,352,065)               --        (48,274)
     Class E                                           --             --                --             --
   From net realized gains
     Class A                                           --             --                --             --
     Class B                                           --             --                --             --
     Class E                                           --             --                --             --
                                             ------------   ------------      ------------   ------------
   Net decrease in net assets resulting
       from distributions                              --     (7,428,949)               --       (887,100)
                                             ------------   ------------      ------------   ------------
Capital Share Transactions (Notes 4 and
11):
   Proceeds from shares sold
     Class A                                    4,218,262     17,927,918           141,570        314,806
     Class B                                   13,597,580     23,002,987           395,672      3,781,031
     Class E                                           --             --                --             --
   Net asset value of shares issued
       through acquisition
     Class A                                           --             --                --             --
     Class B                                           --             --                --             --
     Class E                                           --             --                --             --
   Net asset value of shares issued
       through dividend reinvestment
     Class A                                           --      6,076,884                --        838,826
     Class B                                           --      1,352,065                --         48,274
     Class E                                           --             --                --             --
   Cost of shares repurchased
     Class A                                  (14,015,122)   (20,179,414)      (10,909,144)   (35,131,452)
     Class B                                     (817,832)    (1,021,541)         (285,560)      (323,149)
     Class E                                           --             --                --             --
                                             ------------   ------------      ------------   ------------
   Net increase (decrease) in net
       assets from capital share
       transactions                             2,982,888     27,158,899       (10,657,462)   (30,471,664)
                                             ------------   ------------      ------------   ------------
Total increase (decrease) in net assets         9,137,304     32,483,293         4,633,831    (79,217,392)
   Net assets at beginning of period          165,774,448    133,291,155       115,699,407    194,916,799
                                             ------------   ------------      ------------   ------------
   Net assets at end of period               $174,911,752   $165,774,448      $120,333,238   $115,699,407
                                             ============   ============      ============   ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income      $  8,992,447   $  6,861,054      $  1,084,706   $    695,772
                                             ============   ============      ============   ============

                       See notes to financial statements

         Lord Abbett                      Lord Abbett
   Bond Debenture Portfolio         Mid-Cap Value Portfolio
-----------------------------    -----------------------------
Six Months Ended  Year Ended     Six Months Ended  Year Ended
 June 30, 2003   December 31,     June 30, 2003   December 31,
  (Unaudited)        2002          (Unaudited)        2002
-------------------------------  ------------------------------

  $ 16,929,983   $ 20,366,107      $    610,686   $  1,067,587

    (1,379,797)   (16,283,551)        4,858,721      2,318,850

    39,924,121     (6,270,922)        3,801,172    (14,810,053)
  ------------   ------------      ------------   ------------
    55,474,307     (2,188,366)        9,270,579    (11,423,616)
  ------------   ------------      ------------   ------------

            --    (12,896,402)               --       (359,053)
            --     (5,165,839)               --       (235,825)
            --           (848)               --             --

            --             --                --     (2,989,513)
            --             --                --     (2,056,058)
            --             --                --             --
  ------------   ------------      ------------   ------------
            --    (18,063,089)               --     (5,640,449)
  ------------   ------------      ------------   ------------

    13,605,069     13,069,643         2,583,195     13,630,605
   204,336,343    181,396,382        14,721,876     38,576,058
     6,636,022      2,178,240                --             --

            --     70,161,352                --             --
            --             --                --             --
            --        344,984                --             --

            --     12,896,402                --      3,348,566
            --      5,165,839                --      2,291,883
            --            848                --             --

   (11,480,600)   (29,457,532)       (4,257,697)    (6,869,076)
    (5,125,961)   (19,361,164)         (434,540)      (228,084)
       (59,246)       (77,370)               --             --
  ------------   ------------      ------------   ------------

   207,911,627    236,317,624        12,612,834     50,749,952
  ------------   ------------      ------------   ------------
   263,385,934    216,066,169        21,883,414     33,685,887
   402,069,812    186,003,643       125,674,111     91,988,224
  ------------   ------------      ------------   ------------
  $665,455,746   $402,069,812      $147,557,525   $125,674,111
  ============   ============      ============   ============

  $ 32,183,763   $ 15,707,655      $  1,654,856   $  1,044,170
  ============   ============      ============   ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS





                                                    Lord Abbett                       Lord Abbett
                                           Growth Opportunities Portfolio     Growth and Income Portfolio
                                           ----------------------------     -------------------------------
                                           Six Months Ended   Year Ended    Six Months Ended   Year Ended
                                            June 30, 2003    December 31,    June 30, 2003    December 31,
                                             (Unaudited)         2002         (Unaudited)         2002
                                           -------------------------------  --------------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)              $   (93,539)    $  (103,078)    $    6,957,724  $   11,486,892
   Net realized gain (loss) on
       investments, futures contracts
       and foreign currency related
       transactions                              416,261      (2,844,545)       (34,607,267)    (14,613,963)
   Net change in unrealized
       appreciation (depreciation) on
       investments, futures contracts
       and foreign currency related
       transactions                            4,016,790        (965,565)       177,532,193    (249,388,123)
                                             -----------     -----------     --------------  --------------
   Net increase (decrease) in net
       assets resulting from operations        4,339,512      (3,913,188)       149,882,650    (252,515,194)
                                             -----------     -----------     --------------  --------------
Distributions to shareholders:
   From net investment income
     Class A                                          --              --        (10,764,233)     (9,220,759)
     Class B                                          --              --         (4,755,429)     (3,339,466)
     Class E                                          --              --                 --              --
   From net realized gains
     Class A                                          --              --                 --     (65,695,101)
     Class B                                          --              --                 --     (24,220,593)
     Class E                                          --              --                 --              --
                                             -----------     -----------     --------------  --------------
   Net decrease in net assets resulting
       from distributions                             --              --        (15,519,662)   (102,475,919)
                                             -----------     -----------     --------------  --------------
Capital share transactions (Notes 4 and
11):
   Proceeds from shares sold
     Class A                                     850,839       4,194,420          3,683,949      14,435,120
     Class B                                   1,853,610      11,057,301        214,259,313     282,039,942
     Class E                                          --              --                 --              --
   Net asset value of shares issued
       through acquisition
     Class A                                  21,444,194              --        124,516,736              --
     Class B                                   3,877,765              --          4,578,247              --
     Class E                                          --              --                 --              --
   Net asset value of shares issued
       through dividend reinvestment
     Class A                                          --              --         10,764,233      74,915,859
     Class B                                          --              --          4,755,429      27,560,060
     Class E                                          --              --                 --              --
   Cost of shares repurchased
     Class A                                  (2,797,243)       (332,637)       (66,680,979)   (118,653,993)
     Class B                                    (807,584)     (2,830,269)        (7,934,424)     (1,963,920)
     Class E                                          --              --                 --              --
                                             -----------     -----------     --------------  --------------
   Net increase in net assets from
       capital share transactions             24,421,581      12,088,815        287,942,504     278,333,068
                                             -----------     -----------     --------------  --------------
Total increase (decrease) in net assets       28,761,093       8,175,627        422,305,492     (76,658,045)
   Net assets at beginning of period          17,471,776       9,296,149      1,227,544,546   1,304,202,591
                                             -----------     -----------     --------------  --------------
   Net assets at end of period               $46,232,869     $17,471,776     $1,649,850,038  $1,227,544,546
                                             ===========     ===========     ==============  ==============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income      $   (97,736)    $    (4,196)    $    2,924,939  $   11,486,877
                                             ===========     ===========     ==============  ==============

------------------------------------------------------------------------------------------------------------
* Forthe period from 5/1/2003 (commencement of operations) through
     6/30/2003

                       See notes to financial statements

  Lord Abbett
America's Value                Janus
   Portfolio        Aggressive Growth Portfolio
---------------   ------------------------------
 Period Ended     Six Months Ended   Year Ended
 June 30, 2003     June 30, 2003    December 31,
 (Unaudited)*       (Unaudited)         2002
----------------  -------------------------------
  $   17,712          $    (41,755)  $   (43,965)
      29,815               441,764    (5,581,054)
      66,347            12,653,269    (2,849,034)

  ----------          ------------   -----------
     113,874            13,053,278    (8,474,053)
  ----------          ------------   -----------
          --                    --        (1,654)
          --                    --        (2,181)
          --                    --            --
          --                    --            --
          --                    --            --
          --                    --            --

  ----------          ------------   -----------
          --                    --        (3,835)
  ----------          ------------   -----------
          --             1,216,335     3,639,904
   2,985,754            59,415,745    43,918,089
          --               439,339            --
          --            13,480,356            --
          --             6,029,324            --
          --             1,825,954            --
          --                    --         1,654
          --                    --         2,181
          --                    --            --
          --            (3,225,200)         (446)
          --            (2,317,136)   (4,745,659)
     (10,868)              (94,088)           --

  ----------          ------------   -----------
   2,974,886            76,770,629    42,815,723
  ----------          ------------   -----------
   3,088,760            89,823,907    34,337,835
          --            49,553,023    15,215,188
  ----------          ------------   -----------
  $3,088,760          $139,376,930   $49,553,023
  ==========          ============   ===========
  $   17,712          $    (48,024)  $    (6,269)
  ==========          ============   ===========

-------------------------------------------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS




                                                   T. Rowe Price
                                              Mid-Cap Growth Portfolio      MFS Research International Portfolio
                                           -----------------------------    -----------------------------------
                                           Six Months Ended  Year Ended     Six Months Ended     Year Ended
                                            June 30, 2003   December 31,     June 30, 2003      December 31,
                                             (Unaudited)        2002          (Unaudited)           2002
                                           -------------------------------  ------------------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)              $   (248,926)  $   (248,890)     $  1,054,218      $    164,036
   Net realized gain (loss) on
       investments, futures contracts
       and foreign currency related
       transactions                               782,493    (26,784,134)       (5,107,522)       (3,355,546)
   Net change in unrealized
       appreciation (depreciation) on
       investments, futures contracts
       and foreign currency related
       transactions                            20,409,738       (608,533)       12,421,951          (966,367)
                                             ------------   ------------      ------------       ------------
   Net increase (decrease) in net
       assets resulting from operations        20,943,305    (27,641,557)        8,368,647        (4,157,877)
                                             ------------   ------------      ------------       ------------
Distributions to Shareholders:
   From net investment income
     Class A                                           --             --           (36,424)          (15,462)
     Class B                                           --             --          (433,972)          (77,895)
     Class E                                           --             --           (12,838)           (2,696)
   From net realized gains
     Class A                                           --        (93,921)               --                --
     Class B                                           --       (354,168)               --                --
     Class E                                           --        (11,926)               --                --
                                             ------------   ------------      ------------       ------------
   Net decrease in net assets resulting
       from distributions                              --       (460,015)         (483,234)          (96,053)
                                             ------------   ------------      ------------       ------------
Capital Share Transactions (Notes 4 and
11):
   Proceeds from shares sold
     Class A                                    4,042,851     17,519,418         3,626,904        15,763,526
     Class B                                   64,730,251     62,392,181        63,908,620        75,017,918
     Class E                                    2,102,900      2,749,424         2,001,399         1,963,234
   Net asset value of shares issued
       through acquisition
     Class A                                           --             --        49,225,451                --
     Class B                                           --             --         1,499,021                --
     Class E                                           --             --                --                --
   Net asset value of shares issued
       through dividend reinvestment
     Class A                                           --         93,921            36,424            15,462
     Class B                                           --        354,168           433,972            77,895
     Class E                                           --         11,926            12,838             2,696
   Cost of shares repurchased
     Class A                                   (2,726,713)    (5,285,892)       (5,838,070)       (9,229,291)
     Class B                                   (2,739,379)    (5,758,265)      (40,246,835)      (19,440,587)
     Class E                                      (64,657)      (273,115)         (125,589)         (124,323)
                                             ------------   ------------      ------------       ------------
   Net increase in net assets from
       capital share transactions              65,345,253     71,803,766        74,534,135        64,046,530
                                             ------------   ------------      ------------       ------------
Total increase in net assets                   86,288,558     43,702,194        82,419,548        59,792,600
   Net assets at beginning of period           80,678,336     36,976,142        78,268,195        18,475,595
                                             ------------   ------------      ------------       ------------
   Net assets at end of period               $166,966,894   $ 80,678,336      $160,687,743      $ 78,268,195
                                             ============   ============      ============       ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income      $   (258,459)  $     (9,533)     $    585,259      $     14,274
                                             ============   ============      ============       ============

                       See notes to financial statements

         Oppenheimer                         PIMCO
Capital Appreciation Portfolio       Money Market Portfolio
------------------------------   ------------------------------
Six Months Ended  Year Ended     Six Months Ended  Year Ended
 June 30, 2003   December 31,     June 30, 2003   December 31,
  (Unaudited)        2002          (Unaudited)        2002
-------------------------------  ------------------------------
  $    (28,374)  $     (8,402)     $    437,368   $    737,775

    (4,221,241)    (2,166,283)           10,533          8,897

    26,744,699    (12,129,452)               --             --
  ------------   ------------      ------------   ------------
    22,495,084    (14,304,137)          447,901        746,672
  ------------   ------------      ------------   ------------
            --           (351)           (8,475)        (6,052)
            --         (4,242)         (439,426)      (740,620)
            --             --                --             --
            --             --                --             --
            --             --                --             --
            --             --                --             --
  ------------   ------------      ------------   ------------
            --         (4,593)         (447,901)      (746,672)
  ------------   ------------      ------------   ------------
        97,418      2,414,227         7,177,145      4,755,921
   123,865,137    113,740,604        97,706,300    176,836,037
            --             --                --             --
            --             --                --             --
            --             --                --             --
            --             --                --             --
            --            351            13,139          6,052
            --          4,242           439,458        740,620
            --             --                --             --
      (667,805)    (1,500,314)       (2,257,363)    (4,757,150)
    (1,502,758)    (4,200,145)      (61,154,679)   (75,592,383)
            --             --                --             --
  ------------   ------------      ------------   ------------
   121,791,992    110,458,965        41,924,000    101,989,097
  ------------   ------------      ------------   ------------
   144,287,076     96,150,235        41,924,000    101,989,097
   123,091,884     26,941,649       128,539,845     26,550,748
  ------------   ------------      ------------   ------------
  $267,378,960   $123,091,884      $170,463,845   $128,539,845
  ============   ============      ============   ============

  $    (35,049)  $     (6,675)     $    (15,953)  $     (5,420)
  ============   ============      ============   ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                       PIMCO                    PIMCO Inflation
                                               Total Return Portfolio       Protected Bond Portfolio
                                           -----------------------------    ------------------------
                                           Six Months Ended  Year Ended           Period Ended
                                            June 30, 2003   December 31,         June 30, 2003*
                                             (Unaudited)        2002              (Unaudited)
                                           -------------------------------  ------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)             $   9,495,027   $  8,667,604          $    (21,546)
   Net realized gain (loss) on
       investments, futures contracts,
       options contracts, swap
       contracts and foreign currency
       related transactions                    24,635,557     13,317,257             5,044,331
   Net change in unrealized
       appreciation (depreciation) on
       investments, futures contracts,
       options contracts, swap
       contracts and foreign currency
       related transactions                    (3,674,760)     7,466,102            (1,555,832)
                                            -------------   ------------          ------------
   Net increase (decrease) in net
       assets resulting from operations        30,385,824     29,450,963             3,466,953
                                            -------------   ------------          ------------
Distributions to Shareholders:
   From net investment income
     Class A                                           --             --                    --
     Class B                                           --             --                    --
     Class E                                           --             --                    --
                                            -------------   ------------          ------------
   Net decrease in net assets resulting
       from distributions                              --             --                    --
                                            -------------   ------------          ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                   45,175,230    105,065,578               992,943
     Class B                                  346,866,037    376,072,673           179,227,322
     Class E                                   47,578,016     28,769,037                    --
   Net asset value of shares issued
       through dividend reinvestment
     Class A                                           --             --                    --
     Class B                                           --             --                    --
     Class E                                           --             --                    --
   Cost of shares repurchased
     Class A                                   (8,021,564)   (18,937,372)                   (4)
     Class B                                 (129,936,847)   (13,222,572)          (23,333,798)
     Class E                                     (332,380)      (627,735)                   --
                                            -------------   ------------          ------------
   Net increase (decrease) in net
       assets from capital share
       transactions                           301,328,492    477,119,609           156,886,463
                                            -------------   ------------          ------------
Total increase (decrease) in net assets       331,714,316    506,570,572           160,353,416
   Net assets at beginning of period          611,913,103    105,342,531                    --
                                            -------------   ------------          ------------
   Net assets at end of period              $ 943,627,419   $611,913,103          $160,353,416
                                            =============   ============          ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income     $  24,463,962   $ 12,017,735          $    (21,546)
                                            =============   ============          ============

* For the period from 5/1/2003 (commencement of operations) through 6/30/2003

                       See notes to financial statements

            PIMCO                          Met/Putnam
     Innovation Portfolio        Capital Opportunities Portfolio
-----------------------------    -----------------------------
Six Months Ended  Year Ended     Six Months Ended   Year Ended
 June 30, 2003   December 31,     June 30, 2003    December 31,
  (Unaudited)        2002          (Unaudited)         2002
-------------------------------  -------------------------------

  $   (171,050)  $   (277,461)     $   (16,708)    $      2,915

     2,239,704    (19,688,462)      (3,427,863)     (12,768,716)

     5,597,602       (850,951)       7,182,232       (2,574,228)
  ------------   ------------      -----------     ------------
     7,666,256    (20,816,874)       3,737,661      (15,340,029)
  ------------   ------------      -----------     ------------

            --             --               --          (47,428)
            --             --               --           (1,467)
            --             --               --               --
  ------------   ------------      -----------     ------------
            --             --               --          (48,895)
  ------------   ------------      -----------     ------------

    17,834,472     37,581,364          227,215        1,357,997
    14,562,668     18,116,225          239,006        1,786,510
     3,120,183      1,547,548               --               --

            --             --               --           47,428
            --             --               --            1,467
            --             --               --               --

   (12,074,827)   (28,314,925)      (4,764,974)     (16,052,854)
    (3,557,451)    (4,283,264)        (254,845)        (212,447)
      (314,503)      (114,277)              --               --
  ------------   ------------      -----------     ------------
    19,570,542     24,532,671       (4,553,598)     (13,071,899)
  ------------   ------------      -----------     ------------
    27,236,798      3,715,797         (815,937)     (28,460,823)
    29,368,150     25,652,353       49,229,573       77,690,396
  ------------   ------------      -----------     ------------
  $ 56,604,948   $ 29,368,150      $48,413,636     $ 49,229,573
  ============   ============      ===========     ============

  $   (178,448)  $     (7,398)     $   (16,708)    $         --
  ============   ============      ===========     ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Met/Putnam
                                                                                Research Portfolio
                                                                          -----------------------------
                                                                          Six Months Ended  Year Ended
                                                                           June 30, 2003   December 31,
                                                                            (Unaudited)        2002
                                                                          -------------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                            $   244,814    $    302,299
    Net realized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                 (2,312,863)     (7,353,389)
    Net change in unrealized appreciation (depreciation) on
       investments, futures contracts and foreign currency related
       transactions                                                           9,083,823      (5,278,837)
                                                                            -----------    ------------
    Net increase (decrease) in net assets resulting from operations           7,015,774     (12,329,927)
                                                                            -----------    ------------
Distributions to Shareholders:
    From net investment income
     Class A                                                                         --        (135,829)
     Class B                                                                         --        (144,587)
     Class E                                                                         --              --
    From net realized gains
     Class A                                                                         --              --
     Class B                                                                         --              --
     Class E                                                                         --              --
                                                                            -----------    ------------
    Net decrease in net assets resulting from distributions                          --        (280,416)
                                                                            -----------    ------------
Capital Share Transactions (Note 4):
    Proceeds from shares sold
     Class A                                                                    271,620       8,651,118
     Class B                                                                 24,261,349      29,021,704
     Class E                                                                         --              --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                         --         135,829
     Class B                                                                         --         144,587
     Class E                                                                         --              --
    Cost of shares repurchased
     Class A                                                                 (6,251,193)     (9,563,003)
     Class B                                                                 (5,216,631)    (13,522,533)
     Class E                                                                         --              --
                                                                            -----------    ------------
    Net increase in net assets from capital share transactions               13,065,145      14,867,702
                                                                            -----------    ------------
Total increase in net assets                                                 20,080,919       2,257,359
    Net assets at beginning of period                                        60,453,664      58,196,305
                                                                            -----------    ------------
    Net assets at end of period                                             $80,534,583    $ 60,453,664
                                                                            ===========    ============
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                     $   224,519    $    (20,295)
                                                                            ===========    ============

                                                                                     Met/AIM
                                                                           Small Cap Growth Portfolio
                                                                          ----------------------------
                                                                          Six Months Ended  Year Ended
                                                                           June 30, 2003   December 31,
                                                                            (Unaudited)        2002
                                                                          -----------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                            $   (364,896)  $  (210,347)
    Net realized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                  (2,134,597)   (2,799,929)
    Net change in unrealized appreciation (depreciation) on
       investments, futures contracts and foreign currency related
       transactions                                                           16,689,338    (3,453,867)
                                                                            ------------   -----------
    Net increase (decrease) in net assets resulting from operations           14,189,845    (6,464,143)
                                                                            ------------   -----------
Distributions to Shareholders:
    From net investment income
     Class A                                                                          --            --
     Class B                                                                          --            --
     Class E                                                                          --            --
    From net realized gains
     Class A                                                                          --            --
     Class B                                                                          --            --
     Class E                                                                          --            --
                                                                            ------------   -----------
    Net decrease in net assets resulting from distributions                           --            --
                                                                            ------------   -----------
Capital Share Transactions (Note 4):
    Proceeds from shares sold
     Class A                                                                   1,915,851     8,589,891
     Class B                                                                  48,284,666    51,005,960
     Class E                                                                   2,919,410     4,950,300
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                          --            --
     Class B                                                                          --            --
     Class E                                                                          --            --
    Cost of shares repurchased
     Class A                                                                  (1,491,132)     (386,771)
     Class B                                                                 (11,061,081)   (6,714,613)
     Class E                                                                    (599,020)   (3,009,728)
                                                                            ------------   -----------
    Net increase in net assets from capital share transactions                39,968,694    54,435,039
                                                                            ------------   -----------
Total increase in net assets                                                  54,158,539    47,970,896
    Net assets at beginning of period                                         55,605,105     7,634,209
                                                                            ------------   -----------
    Net assets at end of period                                             $109,763,644   $55,605,105
                                                                            ============   ===========
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                     $   (369,412)  $    (4,516)
                                                                            ============   ===========

                       See notes to financial statements

           Met/AIM                      Harris Oakmark
Mid Cap Core Equity Portfolio      International Portfolio
-----------------------------   -----------------------------
Six Months Ended  Year Ended    Six Months Ended  Year Ended
 June 30, 2003   December 31,    June 30, 2003   December 31,
  (Unaudited)        2002         (Unaudited)        2002
------------------------------  ------------------------------
  $    (49,416)  $     8,530      $    540,956   $     33,994

       136,036      (861,783)         (293,516)    (1,073,891)

     9,430,448    (1,929,523)        9,399,825       (865,769)
  ------------   -----------      ------------   ------------
     9,517,068    (2,782,776)        9,647,265     (1,905,666)
  ------------   -----------      ------------   ------------
            --        (2,106)               --         (7,005)
            --        (3,343)               --        (16,750)
            --        (1,545)               --         (1,956)
            --        (2,977)               --             --
            --       (22,834)               --             --
            --        (2,901)               --             --
  ------------   -----------      ------------   ------------
            --       (35,706)               --        (25,711)
  ------------   -----------      ------------   ------------
     1,439,637     4,799,244         1,075,734      5,531,115
    69,560,798    35,583,517        88,632,280     23,682,117
     3,916,764     5,664,509         5,589,609      2,186,933
            --         5,083                --          7,005
            --        26,177                --         16,750
            --         4,446                --          1,955
    (1,177,841)      (22,738)       (1,241,329)        (9,159)
    (7,827,186)   (5,334,843)      (11,099,001)   (10,459,097)
      (329,338)   (1,141,608)       (1,206,786)      (600,188)
  ------------   -----------      ------------   ------------
    65,582,834    39,583,787        81,750,507     20,357,431
  ------------   -----------      ------------   ------------
    75,099,902    36,765,305        91,397,772     18,426,054
    41,298,312     4,533,007        24,176,466      5,750,412
  ------------   -----------      ------------   ------------
  $116,398,214   $41,298,312      $115,574,238   $ 24,176,466
  ============   ===========      ============   ============

  $    (48,726)  $       690      $    526,992   $    (13,964)
  ============   ===========      ============   ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      Third Avenue
                                                                                Small Cap Value Portfolio
                                                                              ----------------------------
                                                                              Six Months Ended Period Ended
                                                                               June 30, 2003   December 31,
                                                                                (Unaudited)       2002*
                                                                              -----------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income                                                        $     24,320   $    86,495
   Net realized gain on investments and foreign currency related
       transactions                                                                  377,550        51,703
   Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                      12,831,894      (871,905)
                                                                                ------------   -----------
   Net increase (decrease) in net assets resulting from operations                13,233,764      (733,707)
                                                                                ------------   -----------
Distributions to Shareholders:
   From net investment income
     Class A                                                                              --        (9,664)
     Class B                                                                              --       (66,065)
     Class E                                                                              --            --
   From net realized gains
     Class A                                                                              --        (6,087)
     Class B                                                                              --       (45,614)
     Class E                                                                              --            --
                                                                                ------------   -----------
   Net decrease in net assets resulting from distributions                                --      (127,430)
                                                                                ------------   -----------
Capital Share Transactions (Notes 4 and 11):
   Proceeds from shares sold
     Class A                                                                         204,239     4,990,886
     Class B                                                                      88,341,256    34,145,909
     Class E                                                                              --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                              --        15,751
     Class B                                                                              --       111,679
     Class E                                                                              --            --
   Cost of shares repurchased
     Class A                                                                        (502,830)          (42)
     Class B                                                                      (7,178,453)     (834,600)
     Class E                                                                              --            --
                                                                                ------------   -----------
   Net increase in net assets from capital share transactions                     80,864,212    38,429,583
                                                                                ------------   -----------
Total increase in net assets                                                      94,097,976    37,568,446
   Net assets at beginning of period                                              37,568,446            --
                                                                                ------------   -----------
   Net assets at end of period                                                  $131,666,422   $37,568,446
                                                                                ============   ===========
   Net assets at end of period includes undistributed net investment income     $     36,648   $    12,327
                                                                                ============   ===========

*  For the period 5/1/2002 (commencement of operations) through 12/31/2002

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
        J.P. Morgan Quality Bond Portfolio            ------------ -------------- -------------- ---------- ----------

          Class A
          06/30/2003--(Unaudited)                        $11.87      $0.16 (a)      $ 0.28 (a)    $  0.44    $    --
          12/31/2002                                      11.41       0.55 (a)        0.47 (a)       1.02     (0.56)
          12/31/2001                                      11.19       0.64 (a)        0.13 (a)       0.77     (0.55)
          12/31/2000                                      10.67           0.75            0.42       1.17     (0.65)
          12/31/1999                                      11.02           0.46          (0.63)     (0.17)     (0.12)
          12/31/1998                                      10.40           0.49            0.37       0.86     (0.24)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

          Class B
          06/30/2003--(Unaudited)                         11.82       0.15 (a)        0.28 (a)       0.43      --
          12/31/2002                                      11.40       0.48 (a)        0.50 (a)       0.98     (0.56)
          04/03/2001 to 12/31/2001 (b)                    11.52       0.39 (a)        0.04 (a)       0.43     (0.55)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
        J.P. Morgan Select Equity Portfolio           ------------ -------------- -------------- ---------- ----------

          Class A
          06/30/2003--(Unaudited)                        $ 9.49      $0.03 (a)      $ 1.33 (a)    $  1.36    $    --
          12/31/2002                                      12.86       0.05 (a)       (3.35)(a)     (3.30)     (0.07)
          12/31/2001                                      14.03       0.06 (a)       (0.89)(a)     (0.83)     (0.06)
          12/31/2000                                      16.11           0.06          (1.00)     (0.94)     (0.08)
          12/31/1999                                      16.07           0.07            1.45       1.52     (0.04)
          12/31/1998                                      13.97           0.09            2.98       3.07     (0.05)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

          Class B
          06/30/2003--(Unaudited)                          9.45       0.02 (a)        1.32 (a)       1.34         --
          12/31/2002                                      12.83       0.03 (a)       (3.34)(a)     (3.31)     (0.07)
          04/03/2001 to 12/31/2001 (b)                    12.35       0.03 (a)        0.79 (a)       0.82     (0.06)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
        Lord Abbett Bond Debenture Portfolio          ------------ -------------- -------------- ---------- ----------

          Class A
          6/30/2003--(Unaudited)                         $10.24      $0.36 (a)      $ 0.79 (a)    $  1.15    $    --
          12/31/2002                                      11.22       0.77 (a)       (0.79)(a)     (0.02)     (0.96)
          12/31/2001                                      11.75       0.90 (a)       (0.48)(a)       0.42     (0.95)
          12/31/2000                                      12.48           1.00          (0.90)       0.10     (0.83)
          12/31/1999                                      12.38           0.71          (0.29)       0.42     (0.24)
          12/31/1998                                      12.11           0.68            0.08       0.76     (0.35)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

          Class B
          6/30/2003--(Unaudited)                          10.21       0.35 (a)        0.78 (a)       1.13         --
          12/31/2002                                      11.20       0.72 (a)       (0.76)(a)     (0.04)     (0.95)
          03/22/2001 to 12/31/2001 (c)                    12.03       0.64 (a)       (0.52)(a)       0.12     (0.95)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

          Class E
          6/30/2003--(Unaudited)                          10.22       0.36 (a)        0.78 (a)       1.14         --
          04/01/2002 to 12/31/2002 (d)                    11.27       0.53 (a)       (0.62)(a)     (0.09)     (0.96)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
        Lord Abbett Mid-Cap Value Portfolio           ------------ -------------- -------------- ---------- ----------

          Class A
          6/30/2003--(Unaudited)                         $14.41      $0.07 (a)      $ 0.88 (a)    $  0.95    $    --
          12/31/2002                                      16.64       0.16 (a)       (1.71)(a)     (1.55)     (0.07)
          12/31/2001                                      16.92       0.14 (a)        1.14 (a)       1.28     (0.08)
          12/31/2000                                      11.17           0.08            5.79       5.87     (0.04)
          12/31/1999                                      10.58           0.04            0.56       0.60     (0.01)
          12/31/1998                                      10.48           0.03            0.09       0.12     (0.02)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

          Class B
          6/30/2003--(Unaudited)                          14.35       0.06 (a)        0.87 (a)       0.93         --
          12/31/2002                                      16.62       0.13 (a)       (1.72)(a)     (1.59)     (0.07)
          04/03/2001 to 12/31/2001 (b)                    16.41       0.08 (a)        1.69 (a)       1.77     (0.08)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
        J.P. Morgan Quality Bond Portfolio            -------------

          Class A
          06/30/2003--(Unaudited)                        $    --
          12/31/2002                                          --
          12/31/2001                                          --
          12/31/2000                                          --
          12/31/1999                                      (0.06)
          12/31/1998                                          --
-------------------------------------
                                                      -------------

          Class B
          06/30/2003--(Unaudited)                           --
          12/31/2002                                          --
          04/03/2001 to 12/31/2001 (b)                        --
-------------------------------------
                                                      -------------
        J.P. Morgan Select Equity Portfolio           -------------

          Class A
          06/30/2003--(Unaudited)                        $    --
          12/31/2002                                          --
          12/31/2001                                      (0.28)
          12/31/2000                                      (1.06)
          12/31/1999                                      (1.44)
          12/31/1998                                      (0.92)
-------------------------------------
                                                      -------------

          Class B
          06/30/2003--(Unaudited)                             --
          12/31/2002                                          --
          04/03/2001 to 12/31/2001 (b)                    (0.28)
-------------------------------------
                                                      -------------
        Lord Abbett Bond Debenture Portfolio          -------------

          Class A
          6/30/2003--(Unaudited)                         $    --
          12/31/2002                                          --
          12/31/2001                                          --
          12/31/2000                                          --
          12/31/1999                                      (0.08)
          12/31/1998                                      (0.14)
-------------------------------------
                                                      -------------

          Class B
          6/30/2003--(Unaudited)                              --
          12/31/2002                                          --
          03/22/2001 to 12/31/2001 (c)                        --
-------------------------------------
                                                      -------------

          Class E
          6/30/2003--(Unaudited)                              --
          04/01/2002 to 12/31/2002 (d)                        --
-------------------------------------
                                                      -------------
        Lord Abbett Mid-Cap Value Portfolio           -------------

          Class A
          6/30/2003--(Unaudited)                         $    --
          12/31/2002                                      (0.61)
          12/31/2001                                      (1.48)
          12/31/2000                                      (0.08)
          12/31/1999                                          --
          12/31/1998                                          --
-------------------------------------
                                                      -------------

          Class B
          6/30/2003--(Unaudited)                              --
          12/31/2002                                      (0.61)
          04/03/2001 to 12/31/2001 (b)                    (1.48)
-------------------------------------
                                                      -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--03/22/2001.
(d) Commencement of operations--04/01/2002.

                       See notes to financial statements

                                                                Ratio of
                                                                Expenses to  Ratio of      Ratio of Net
                                                    Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets End Expenses to Assets After Average Net   Income (Loss)
Total         Value End              of Period      Average Net Broker       Assets Before to Average Net Portfolio
Distributions of Period Total Return (in millions)  Assets**    Rebates**    Reimbursement Assets         Turnover Rate
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $12.31      3.71 %        $129.9       0.63%*     N/A%        0.68%*            2.74%*        314.5%
    (0.56)      11.87        8.94         134.9         0.60     N/A         0.71                4.63         282.5
    (0.55)      11.41        7.03         126.0         0.60     N/A         0.70                5.59         229.4
    (0.65)      11.19       11.42          93.2         0.64     N/A         0.72                6.33         221.9
    (0.18)      10.67      (1.54)          95.6         0.64     N/A         0.71                5.67         369.5
    (0.24)      11.02        8.37          45.8         0.65     N/A         0.86                5.59         255.4
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                12.25        3.64          45.0        0.89*     N/A         0.93               2.50*         314.5
    (0.56)      11.82        8.59          30.8         0.85     N/A         0.96                4.05         282.5
    (0.55)      11.40        3.87           7.3        0.85*     N/A         0.95*               4.40         229.4
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.85     14.33 %        $112.4       0.79%*    0.79%*        N/A%            0.70% *         38.2%
    (0.07)       9.49     (25.65)         108.9         0.79    0.79          N/A                0.47          63.7
    (0.34)      12.86      (6.05)         189.6         0.73     N/A          N/A                0.43          79.3
    (1.14)      14.03      (6.18)         227.4         0.75     N/A          N/A                0.39          77.6
    (1.48)      16.11        9.71         249.7         0.77     N/A          N/A                0.55         133.8
    (0.97)      16.07       22.56         197.8         0.78     N/A         0.86                0.68         182.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.79       14.18           7.9        1.04*    1.04*         N/A               0.46*          38.2
    (0.07)       9.45     (25.83)           6.8         1.05    1.05          N/A                0.25          63.7
    (0.34)      12.83        6.56           5.3        0.98*     N/A          N/A              0.28 *          79.3
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $11.39     11.23 %        $226.9       0.68%*     N/A%        0.68%*           6.79% *         14.8%
    (0.96)      10.24      (0.39)         202.2         0.70     N/A         0.77                7.43          45.8
    (0.95)      11.22        3.76         154.2         0.72     N/A         0.75                7.76          66.2
    (0.83)      11.75        0.87         155.2         0.85     N/A         0.86                7.78          64.9
    (0.32)      12.48        3.40         170.2         0.85     N/A         0.86                6.74          46.7
    (0.49)      12.38        6.26         120.0         0.85     N/A         0.93                6.58          84.7
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.34       10.97         428.9        0.93*     N/A         0.93*              6.54*          14.8
    (0.95)      10.21      (0.57)         197.4         0.95     N/A         1.05                7.12          45.8
    (0.95)      11.20        1.17          31.8        0.95*     N/A         0.98*              7.38*          66.2
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.36       11.15           9.6        0.83*     N/A         0.83*              6.64*          14.8
    (0.96)      10.22      (1.03)           2.5        0.85*     N/A         0.98*              7.12*          45.8
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $15.36      6.59 %        $ 77.0       0.84%*     N/A%        0.84%*            1.06%*          8.8%
    (0.68)      14.41      (9.31)          74.0         0.89    0.89         0.90                1.04          29.0
    (1.56)      16.64        8.10          75.1         0.92     N/A         0.94                0.86          40.0
    (0.12)      16.92       52.87          60.0         1.26     N/A          N/A                0.79          66.4
    (0.01)      11.17        5.71          29.4         1.25     N/A         1.41                0.50          64.3
    (0.02)      10.58        1.11          18.3         1.10     N/A         1.68                0.44          41.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      15.28        6.48          70.5        1.09*     N/A         1.09*              0.83*           8.8
    (0.68)      14.35      (9.58)          51.6         1.14    1.14         1.16                0.83          29.0
    (1.56)      16.62       11.33          16.9        1.15*     N/A         1.17*              0.68*          40.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                    Net Asset                   Net Realized/             Dividends  Distributions
                                    Value                       Unrealized     Total from from Net   from Net
Selected Per Share Data for the     Beginning of Net Investment Gain (Loss) on Investment Investment Realized
Year or Period Ended:               Period       Income (Loss)  Investments    Operations Income     Capital Gains
Lord Abbett Growth Opportunities
 Portfolio                          ------------ -------------- -------------- ---------- ---------- -------------

 Class A
 06/30/2003--(Unaudited)               $ 6.78      $(0.02)(a)     $ 1.25 (a)    $  1.23     $   --      $   --
 12/31/2002                              8.95       (0.04)(a)      (2.13)(a)     (2.17)         --          --
 05/01/2001 to 12/31/2001 (b)            9.58       (0.03)(a)      (0.60)(a)     (0.63)         --          --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------

 Class B
 06/30/2003--(Unaudited)                 6.75       (0.03)(a)       1.23 (a)       1.20         --          --
 12/31/2002                              8.93       (0.06)(a)      (2.12)(a)     (2.18)         --          --
 02/12/2001 to 12/31/2001 (c)           10.00       (0.06)(a)      (1.01)(a)     (1.07)         --          --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------
Lord Abbett Growth and Income
 Portfolio                          ------------ -------------- -------------- ---------- ---------- -------------

 Class A
 6/30/2003--(Unaudited)                $18.86       $0.11 (a)     $ 2.06 (a)    $  2.17     $(0.24)     $   --
 12/31/2002                             25.05        0.21 (a)      (4.67)(a)     (4.46)      (0.21)      (1.52)
 12/31/2001                             26.82        0.25 (a)      (1.80)(a)     (1.55)      (0.22)         --
 12/31/2000                             24.07        0.00+              3.26       3.26      (0.28)      (0.23)
 01/08/1999 to 12/31/1999 (d)           21.60        0.27 (a)       2.20 (a)       2.47         --          --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------

 Class B
 6/30/2003--(Unaudited)                 18.78        0.08 (a)       2.07 (a)       2.15      (0.21)         --
 12/31/2002                             25.01        0.17 (a)      (4.67)(a)     (4.50)      (0.21)      (1.52)
 03/22/2001 to 12/31/2001 (e)           23.59        0.13 (a)       1.51 (a)       1.64      (0.22)         --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------
Lord Abbett America's Value
 Portfolio                          ------------ -------------- -------------- ---------- ---------- -------------

 Class B
 05/01/2003 to 06/30/2003
   (f)--(Unaudited)                    $10.00       $0.07 (a)     $ 0.37 (a)    $  0.44     $   --      $   --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------
Janus Aggressive Growth Portfolio   ------------ -------------- -------------- ---------- ---------- -------------

 Class A
 06/30/2003--(Unaudited)               $ 5.37       $0.00 (a)     $ 0.70 (a)    $  0.70     $   --      $   --
 01/03/2002 to 12/31/2002 (g)            7.44        0.01 (a)      (2.08)(a)     (2.07)       0.00+         --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------

 Class B
 06/30/2003--(Unaudited)                 5.34        0.00+(a)       0.70 (a)       0.70         --          --
 12/31/2002                              6.04      (0.01) (a)      (0.69)(a)     (0.70)       0.00+         --
 02/12/2001 to 12/31/2001 (c)           10.00        0.00+(a)      (2.60)(a)     (2.60)         --          --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------

 Class E
 04/17/2003 to 06/30/2003
   (h)--(Unaudited)                      5.65        0.00+(a)       0.39 (a)       6.04         --          --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------
T. Rowe Price Mid-Cap Growth
 Portfolio                          ------------ -------------- -------------- ---------- ---------- -------------

 Class A
 6/30/2003--(Unaudited)                $ 4.66      $(0.01)(a)     $ 0.81 (a)    $  0.80     $   --      $   --
 12/31/2002                              8.37       (0.02)(a)      (3.66)(a)     (3.68)         --       (0.03)
 05/01/2001 to 12/31/2001 (b)            9.76       (0.02)(a)      (1.37)(a)     (1.39)         --          --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------

 Class B
 6/30/2003--(Unaudited)                  4.64       (0.01)(a)       0.80 (a)       0.79         --          --
 12/31/2002                              8.34       (0.03)(a)      (3.64)(a)     (3.67)         --       (0.03)
 02/12/2001 to 12/31/2001 (c)           10.00       (0.04)(a)      (1.62)(a)     (1.66)         --          --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------

 Class E
 6/30/2003--(Unaudited)                  4.65       (0.01)(a)       0.80 (a)       0.79         --          --
 12/31/2002                              8.36       (0.02)(a)      (3.66)(a)     (3.68)         --       (0.03)
 10/31/2001 to 12/31/2001 (i)            7.42       (0.01)(a)       0.95 (a)       0.94         --          --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.

                       See notes to financial statements

                                                                Ratio of
                                                                Expenses to  Ratio of      Ratio of Net
                                                    Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets End Expenses to Assets After Average Net   Income (Loss)
Total         Value End              of Period      Average Net Broker       Assets Before to Average Net Portfolio
Distributions of Period Total Return (in millions)  Assets**    Rebates**    Reimbursement Assets         Turnover Rate
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $   --      $ 8.01     18.14 %       $   23.8      0.89%*     N/A%           1.13%*        (0.54)%*         78.6%
       --        6.78     (24.25)            3.8        0.85     N/A              1.69          (0.52)          89.6
       --        8.95      (6.58)            0.9       0.85*     N/A             5.19*         (0.54)*          89.1
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

       --        7.95       17.78           22.5       1.14*     N/A             1.60*         (0.81)*          78.6
       --        6.75     (24.41)           13.7        1.10     N/A              1.98          (0.77)          89.6
       --        8.93     (10.70)            8.4       1.10*     N/A             5.44*         (0.78)*          89.1
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.24)     $20.79     11.67 %       $1,044.6      0.64%*    0.63%*          0.64%*         1.14 %*         23.8%
    (1.73)      18.86     (17.95)          890.2        0.65    0.63              0.67            0.94          55.4
    (0.22)      25.05      (5.77)        1,205.5        0.64     N/A              0.64            1.04          69.7
    (0.51)      26.82       14.68          944.6        0.70     N/A               N/A            1.32          51.7
       --       24.07       11.38          887.0       0.70*     N/A              N/A*          1.24 *          70.8
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.21)      20.72       11.52          605.2       0.89*    0.88*            0.90*           0.85*          23.8
    (1.73)      18.78     (18.12)          337.3        0.90    0.88              0.93            0.78          55.4
    (0.22)      25.01        6.96           98.7       0.89*     N/A             0.89*          0.72 *          69.7
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $   --      $10.44      4.40 %       $    3.1      1.05%*     N/A%           8.33%*          3.82%*         77.0%
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $   --      $ 6.07     13.04 %       $   15.7      0.82%*    0.94%*          0.95%*         0.36 %*         48.2%
     0.00 +      5.37     (27.78)            2.7       0.85*    0.77*            1.43*          0.11 *          92.7
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

       --        6.04       13.11          121.2       1.13*    1.15*            1.30*         (0.14)*          48.2
     0.00 +      5.34     (27.83)           46.8        1.10    1.00              1.69          (0.18)          92.7
       --        7.40     (26.00)           15.2       1.10*     N/A             4.03*         (0.11)*          98.4
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

       --        6.04        6.90            0.4       1.05*    0.95*            1.08*         (0.27)*          48.2
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $   --      $ 5.46     17.17 %       $   19.9      0.86%*    0.62%*          1.04%*        (0.21)%*      62.7%(j)
    (0.03)       4.66     (44.00)           16.0        0.80    0.73              1.10          (0.34)         157.2
       --        8.37     (14.24)           13.5       0.80*     N/A             2.35*         (0.35)*          86.3
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

       --        5.43       17.03          142.3       1.12*    0.91*            1.28*         (0.50)*       62.7(j)
    (0.03)       4.64     (44.04)           62.6        1.05    0.96              1.41          (0.54)         157.2
       --        8.34     (16.60)           23.4       1.05*     N/A             2.60*         (0.53)*          86.3
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

       --        5.44       16.99            4.7       1.02*    0.81*            1.18*         (0.40)*       62.7(j)
    (0.03)       4.65     (44.05)            2.1        0.95    0.84              1.34          (0.38)         157.2
       --        8.36       12.67             --      0.95*-     N/A             2.49*         (0.70)*          86.3
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--01/08/1999.
(e) Commencement of operations--03/22/2001.
(f) Commencement of operations--05/01/2003.
(g) Commencement of operations--01/03/2002.
(h) Commencement of operations--04/17/2003.
(i) Commencement of operations--10/31/2001.
(j) Effective 01/01/2003, T. Rowe Price Associates, Inc. became the Portfolio's adviser.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     MFS Research International Portfolio             ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2003--(Unaudited)                               $ 7.49     $ 0.08 (a)    $  0.46 (a)    $  0.54 $(0.04)
       12/31/2002                                             8.48       0.06 (a)      (1.04)(a)     (0.98)  (0.01)
       05/01/2001 to 12/31/2001 (b)                           9.55      (0.01)(a)      (1.04)(a)     (1.05)  (0.02)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2003--(Unaudited)                                 7.47       0.07 (a)       0.46 (a)       0.53  (0.03)
       12/31/2002                                             8.48       0.03 (a)      (1.03)(a)     (1.00)  (0.01)
       02/12/2001 to 12/31/2001 (c)                          10.00       0.01 (a)      (1.52)(a)     (1.51)  (0.01)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/2003--(Unaudited)                                 7.48       0.07 (a)       0.46 (a)       0.53  (0.03)
       12/31/2002                                             8.48       0.03 (a)      (1.02)(a)     (0.99)  (0.01)
       10/31/2001 to 12/31/2001 (d)                           8.15      (0.01)(a)       0.35 (a)       0.34  (0.01)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
     Oppenheimer Capital Appreciation Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2003--(Unaudited)                              $ 6.47     $ 0.00+(a)    $  0.72 (a)    $  0.72 $   --
       01/03/2002 to 12/31/2002 (e)                           8.57      0.01  (a)      (2.11)(a)     (2.10)   0.00 +
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2003--(Unaudited)                                6.45       0.00+(a)       0.72 (a)       0.72     --
       12/31/2002                                             8.57       0.00+(a)      (2.12)(a)     (2.12)   0.00 +
       02/12/2001 to 12/31/2001 (c)                          10.00       0.00+(a)      (1.43)(a)     (1.43)   0.00 +
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
     PIMCO Money Market Portfolio                     ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2003--(Unaudited)                              $ 1.00     $ 0.00+(a)    $  0.00+(a)    $    -- $ 0.00 +
       01/03/2002 to 12/31/2002 (e)                           1.00      0.02  (a)     (0.01) (a)       0.01  (0.01)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2003--(Unaudited)                                1.00       0.00+(a)       0.00+(a)         --   0.00 +
       12/31/2002                                             1.00      0.01  (a)       0.00+(a)       0.01  (0.01)
       02/12/2001 to 12/31/2001 (c)                           1.00      0.03  (a)       0.00+(a)       0.03  (0.03)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
     PIMCO Total Return Portfolio                     ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2003--(Unaudited)                              $11.34     $ 0.15 (a)    $  0.30 (a)    $  0.45 $   --
       12/31/2002                                            10.35       0.38 (a)       0.61 (a)       0.99     --
       05/01/2001 to 12/31/2001 (b)                          10.03       0.27 (a)       0.40 (a)       0.67  (0.20)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2003--(Unaudited)                               11.29       0.13 (a)       0.31 (a)       0.44     --
       12/31/2002                                            10.33       0.67 (a)       0.29 (a)       0.96     --
       02/12/2001 to 12/31/2001 (c)                          10.00       0.32 (a)       0.34 (a)       0.66  (0.18)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2003--(Unaudited)                               11.30       0.14 (a)       0.30 (a)       0.44     --
       12/31/2002                                            10.33       0.03 (a)       0.94 (a)       0.97     --
       10/31/2001 to 12/31/2001 (d)                          10.65       0.07 (a)      (0.26)(a)     (0.19)  (0.09)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     MFS Research International Portfolio             -------------

       Class A
       6/30/2003--(Unaudited)                               $    --
       12/31/2002                                                --
       05/01/2001 to 12/31/2001 (b)                              --
-------------------------------------
                                                      -------------

       Class B
       6/30/2003--(Unaudited)                                    --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------
                                                      -------------

       Class E
       6/30/2003--(Unaudited)                                    --
       12/31/2002                                                --
       10/31/2001 to 12/31/2001 (d)                              --
-------------------------------------
                                                      -------------
     Oppenheimer Capital Appreciation Portfolio       -------------

       Class A
       06/30/2003--(Unaudited)                              $    --
       01/03/2002 to 12/31/2002 (e)                              --
-------------------------------------
                                                      -------------

       Class B
       06/30/2003--(Unaudited)                                   --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------
                                                      -------------
     PIMCO Money Market Portfolio                     -------------

       Class A
       06/30/2003--(Unaudited)                              $    --
       01/03/2002 to 12/31/2002 (e)                              --
-------------------------------------
                                                      -------------

       Class B
       06/30/2003--(Unaudited)                                   --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------
                                                      -------------
     PIMCO Total Return Portfolio                     -------------

       Class A
       06/30/2003--(Unaudited)                              $    --
       12/31/2002                                                --
       05/01/2001 to 12/31/2001 (b)                          (0.15)
-------------------------------------
                                                      -------------

       Class B
       06/30/2003--(Unaudited)                                   --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                          (0.15)
-------------------------------------
                                                      -------------

       Class E
       06/30/2003--(Unaudited)                                   --
       12/31/2002                                                --
       10/31/2001 to 12/31/2001 (d)                          (0.04)
-------------------------------------
                                                      -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--01/3/2002.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                          Ratio of         Ratio of      Ratio of Net
                                Net Assets    Ratio of    Expenses to      Expenses to   Investment
              Net Asset         End of        Expenses to Average Net      Average Net   Income (Loss)
Total         Value End Total   Period        Average Net Assets After     Assets Before to Average    Portfolio
Distributions of Period Return  (in millions) Assets**    Broker Rebates** Reimbursement Net Assets    Turnover Rate
------------- --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

      $(0.04)    $ 7.99  7.18 %        $ 56.6      1.08%*       1.08%*            1.18%*       2.19 %*         68.9%
       (0.01)      7.49 (11.52)           9.4        1.00       1.00                1.86          0.73         114.1
       (0.02)      8.48 (11.04)           3.7       1.00*        N/A*              5.08*       (0.01)*         133.6
------------- --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

       (0.03)      7.97    7.14         100.2       1.29*       1.29*              1.52*        1.80 *          68.9
       (0.01)      7.47 (11.80)          67.1        1.25       1.25                2.07          0.34         114.1
       (0.01)      8.48 (15.14)          14.7       1.25*        N/A*              5.33*        0.13 *         133.6
------------- --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

       (0.03)      7.98    7.15           3.9       1.19*       1.20*              1.41*        1.94 *          68.9
       (0.01)      7.48 (11.65)           1.8        1.15       1.15                1.82          0.34         114.1
       (0.01)      8.48    4.22            --       1.15*        N/A*              5.23*       (1.02)*         133.6
------------- --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------
------------- --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

      $    --    $ 7.19 11.13 %        $   .1      0.70%*       0.70%*            0.79%*      (0.05)%*         21.2%
         0.00      6.47 (24.47)           0.7       0.75*        N/A               0.99*        0.17 *          20.6
-------       --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

           --      7.17   11.16         267.3       1.00*       1.00*              1.04*       (0.03)*          21.2
         0.00      6.45 (24.73)         122.4        1.00        N/A                1.22        (0.02)          20.6
           --      8.57 (14.27)          26.9       1.00*        N/A               3.21*        0.04 *          29.7
-------       --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------
------------- --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

      $    --    $ 1.00  0.40 %        $  5.0      0.51%*       1.00%*            0.51%*       0.73 %*          N/A%
       (0.01)      1.00    1.31            --       0.50*        N/A                0.86        1.57 *           N/A
-------       --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

           --      1.00    0.28         165.5       0.75*        N/A               0.77*        0.54 *           N/A
       (0.01)      1.00    1.09         128.5        0.75        N/A                0.86          1.04           N/A
       (0.03)      1.00    2.82          26.5       0.75*        N/A               2.42*        2.37 *           N/A
-------       --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------
------------- --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

      $    --    $11.79  3.97 %        $199.2      0.63%*        N/A%          0.60%(f)*       2.59 %*        219.3%
           --     11.34    9.57         155.0        0.65        N/A             0.64(f)          3.54         479.0
       (0.35)     10.35    6.68          59.1       0.65*        N/A               1.15*        3.76 *         346.0
-------       --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

           --     11.73    3.90         666.1       0.88*        N/A            0.85(f)*        2.35 *         219.3
           --     11.29    9.29         427.7        0.90        N/A             0.90(f)          3.34         479.0
       (0.33)     10.33    6.68          46.2       0.90*        N/A               1.40*        3.48 *         346.0
-------       --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

           --     11.74    3.89          78.4       0.78*        N/A            0.75(f)*        2.45 *         219.3
           --     11.30    9.39          29.2        0.80        N/A             0.80(f)          3.49         479.0
       (0.13)     10.33  (1.81)           0.1       0.80*        N/A               1.30*        3.71 *         346.0
-------       --------- ------- ------------- ----------- ---------------- ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      Net Asset                   Net Realized/  Total      Dividends
                                                      Value                       Unrealized     from       from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     PIMCO Inflation Protected Bond Portfolio         ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2003 to 06/30/2003 (b)--(Unaudited)         $ 10.00        $ 0.00+(a)     $ 0.36 (a)  $  0.36    $    --
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class B
      05/01/2003 to 06/30/2003 (b)--(Unaudited)           10.00          0.00+(a)       0.36 (a)     0.36         --
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
     PIMCO Innovation Portfolio                       ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2003--(Unaudited)                          $  3.06        $(0.01)(a)     $ 0.70 (a)  $  0.69    $    --
       12/31/2002                                          6.18         (0.04)(a)      (3.08)(a)   (3.12)         --
       05/01/2001 to 12/31/2001 (c)                        8.06         (0.04)(a)      (1.84)(a)   (1.88)         --
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2003--(Unaudited)                             3.04         (0.02)(a)       0.71 (a)     0.69         --
       12/31/2002                                          6.16         (0.04)(a)      (3.08)(a)   (3.12)         --
       02/12/2001 to 12/31/2001 (d)                       10.00         (0.06)(a)      (3.78)(a)   (3.84)         --
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2003--(Unaudited)                             3.05         (0.02)(a)       0.71 (a)     0.69         --
       12/31/2002                                          6.17         (0.03)(a)      (3.09)(a)   (3.12)         --
       10/31/2001 to 12/31/2001 (e)                      --5.24         (0.01)(a)       0.94 (a)     0.93         --
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
     Met/Putnam Capital Opportunities Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2003--(Unaudited)                          $  9.26        $ 0.00+(a)     $ 0.83 (a)  $  0.83    $    --
       12/31/2002                                         11.74          0.00+(a)      (2.47)(a)   (2.47)     (0.01)
       12/31/2001                                         14.82          0.02 (a)      (1.22)(a)   (1.20)     (0.02)
       12/31/2000                                         17.27              0.02         (1.78)   (1.76)      0.00+
       12/31/1999                                         11.98              0.01           5.31     5.32     (0.03)
       12/31/1998                                         13.11              0.05         (0.72)   (0.67)     (0.02)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2003--(Unaudited)                             9.23         (0.01)(a)       0.82 (a)     0.81         --
       12/31/2002                                         11.72         (0.02)(a)      (2.46)(a)   (2.48)     (0.01)
       04/03/2001 to 12/31/2001 (f)                       12.25          0.00+(a)       1.35 (a)     1.35     (0.02)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
     Met/Putnam Research Portfolio                    ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2003--(Unaudited)                          $  6.43        $ 0.03 (a)     $ 0.60 (a)  $  0.63         --
       12/31/2002                                          8.14          0.05 (a)      (1.73)(a)   (1.68)     (0.03)
       10/16/2001 to 12/31/2001 (g)                        7.59          0.01 (a)       0.55 (a)     0.56     (0.01)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2003--(Unaudited)                             6.41          0.02 (a)       0.60 (a)     0.62         --
       12/31/2002                                          8.13          0.03 (a)      (1.72)(a)   (1.69)     (0.03)
       02/12/2001 to 12/31/2001 (d)                       10.00          0.02 (a)      (1.86)(a)   (1.84)     (0.03)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     PIMCO Inflation Protected Bond Portfolio         -------------

       Class A
      05/01/2003 to 06/30/2003 (b)--(Unaudited)          $    --
-------------------------------------
                                                      -------------

       Class B
      05/01/2003 to 06/30/2003 (b)--(Unaudited)               --
-------------------------------------
                                                      -------------
     PIMCO Innovation Portfolio                       -------------

       Class A
       06/30/2003--(Unaudited)                           $    --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (c)                           --
-------------------------------------
                                                      -------------

       Class B
       06/30/2003--(Unaudited)                                --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (d)                           --
-------------------------------------
                                                      -------------

       Class E
       06/30/2003--(Unaudited)                                --
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (e)                           --
-------------------------------------
                                                      -------------
     Met/Putnam Capital Opportunities Portfolio       -------------

       Class A
       06/30/2003--(Unaudited)                           $    --
       12/31/2002                                             --
       12/31/2001                                         (1.86)
       12/31/2000                                         (0.69)
       12/31/1999                                             --
       12/31/1998                                         (0.44)
-------------------------------------
                                                      -------------

       Class B
       06/30/2003--(Unaudited)                                --
       12/31/2002                                             --
       04/03/2001 to 12/31/2001 (f)                       (1.86)
-------------------------------------
                                                      -------------
     Met/Putnam Research Portfolio                    -------------

       Class A
       06/30/2003--(Unaudited)                           $    --
       12/31/2002                                             --
       10/16/2001 to 12/31/2001 (g)                           --
-------------------------------------
                                                      -------------

       Class B
       06/30/2003--(Unaudited)                                --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (d)                           --
-------------------------------------
                                                      -------------

* Annualized
**Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2003.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--02/12/2001.
(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--04/03/2001.
(g) Commencement of operations--10/16/2001.
(h) Effective 05/01/2003, Putnam Investment Management LLC became the Portfolio's adviser.

                       See notes to financial statements

                                                                Ratio of         Ratio of      Ratio of Net
                                                    Ratio of    Expenses to      Expenses to   Investment
              Net Asset              Net Assets End Expenses to Average Net      Average Net   Income (Loss)
Total         Value End              of Period      Average Net Assets After     Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions)  Assets**    Broker Rebates** Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

   $    --     $10.36      3.60 %        $  1.0       0.70%*           N/A%             1.25%*    0.14 %*         688.1%
----------    --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

        --      10.36        3.60         159.3        0.95*            N/A              1.02*    (0.10)*          688.1
----------    --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------
------------- --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

   $    --     $ 3.75     22.55 %        $ 21.6       1.10%*         0.98%*             1.50%*   (0.74)%*         206.3%
        --       3.06     (50.49)          12.9         1.10           1.04               1.73     (0.90)          227.2
        --       6.18     (23.33)          16.1        1.10*            N/A              3.97*    (0.90)*          346.9
----------    --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

        --       3.73       22.70          30.6        1.35*          1.24*              1.74*    (0.99)*          206.3
        --       3.04     (50.65)          15.2         1.35           1.17               1.96     (1.13)          227.2
        --       6.16     (38.40)           9.6        1.35*            N/A              4.21*    (1.01)*          346.9
----------    --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

        --       3.74       22.62           4.4        1.25*          1.19*              1.63*    (0.92)*          206.3
        --       3.05     (50.57)           1.2         1.25           1.12               1.83     (0.97)          227.2
        --       6.17       17.75            --        1.25*            N/A              4.11*    (1.18)*          346.9
----------    --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------
------------- --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

   $    --     $10.09      8.96 %        $ 46.2       1.22%*         1.22%*               N/A%   (0.06)%*      145.7%(h)
    (0.01)       9.26     (21.05)          47.1         1.20           1.20                N/A       0.01           77.6
    (1.88)      11.74      (8.42)          76.8         1.09            N/A                N/A       0.14           79.9
    (0.69)      14.82     (10.55)          97.9         1.03            N/A                N/A       0.17          107.1
    (0.03)      17.27       44.56         109.3         1.05            N/A               1.09       0.11          123.5
    (0.46)      11.98      (5.40)          78.2         0.95            N/A               1.12       0.45           62.4
----------    --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

        --      10.04        8.78           2.2        1.47*          1.47*                N/A    (0.32)*       145.7(h)
    (0.01)       9.23     (21.19)           2.1         1.47           1.47                N/A     (0.23)           77.6
    (1.88)      11.72       10.61           0.9        1.40*            N/A                N/A    (0.10)*           79.9
----------    --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------
------------- --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

   $    --     $ 7.06      9.80 %        $ 22.6       0.87%*         0.85%*             1.18%*    0.88 %*          76.3%
    (0.03)       6.43     (20.61)          26.6         0.85           0.78               1.13       0.64          170.1
    (0.01)       8.14        7.32          35.5        0.85*            N/A              1.69*      0.43*          128.0
----------    --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

        --       7.03        9.67          57.9        1.12*          1.11*              1.41*      0.67*           76.3
    (0.03)       6.41     (20.81)          33.8         1.10           1.03               1.38       0.44          170.1
    (0.03)       8.13     (18.33)          22.7        1.10*            N/A              1.94*      0.33*          128.0
----------    --------- ------------ -------------- ----------- ---------------- ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
       Met/AIM Small Cap Growth Portfolio             ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2003--(Unaudited)                         $ 8.65      $(0.03)(a)     $ 1.44 (a)    $  1.41    $     --
         01/03/2002 to 12/31/2002 (b)                     11.85       (0.06)(a)      (3.14)(a)     (3.20)          --
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2003--(Unaudited)                           8.62       (0.04)(a)       1.43 (a)       1.39          --
         12/31/2002                                       11.89       (0.08)(a)      (3.19)(a)     (3.27)          --
         10/09/2001 to 12/31/2001 (c)                     10.00       (0.02)(a)       1.91 (a)       1.89          --
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

         Class E
         06/30/2003--(Unaudited)                           8.64       (0.04)(a)       1.44 (a)       1.40          --
         04/01/2002 to 12/31/2002 (d)                     11.54       (0.05)(a)      (2.85)(a)     (2.90)          --
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
       Met/AIM Mid Cap Core Equity Portfolio          ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2003--(Unaudited)                         $ 9.85      $ 0.00+(a)     $ 1.03 (a)    $  1.03    $     --
         01/03/2002 to 12/31/2002 (b)                     10.98        0.03 (a)      (1.15)(a)     (1.12)     (0.00)+
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2003--(Unaudited)                           9.83       (0.01)(a)       1.04 (a)       1.03          --
         12/31/2002                                       11.02        0.00+(a)      (1.18)(a)     (1.18)     (0.00)+
         10/09/2001 to 12/31/2001 (c)                     10.00        0.00+(a)       1.03 (a)       1.03      (0.01)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

         Class E
         06/30/2003--(Unaudited)                           9.84        0.00+(a)       1.03 (a)       1.03     (0.00)
         04/01/2002 to 12/31/2002 (d)                     11.60        0.01 (a)      (1.76)(a)     (1.75)        -- +
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
       Harris Oakmark International Portfolio         ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2003--(Unaudited)                         $ 8.89      $ 0.08 (a)     $ 0.79 (a)    $  0.87    $     --
         01/03/2002 to 12/31/2002 (b)                     10.81        0.06 (a)      (1.97)(a)     (1.91)      (0.01)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2003--(Unaudited)                           8.87        0.10 (a)       0.75 (a)       0.85          --
         12/31/2002                                       10.84        0.01 (a)      (1.97)(a)     (1.96)      (0.01)
         10/09/2001 to 12/31/2001 (c)                     10.00       (0.02)(a)       0.99 (a)       0.97      (0.01)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

         Class E
         06/30/2003--(Unaudited)                           8.87        0.09 (a)       0.77 (a)       0.86          --
         04/01/2002 to 12/31/2002 (d)                     10.70       (0.01)(a)      (1.81)(a)     (1.82)      (0.01)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------
       Third Avenue Small Cap Value Portfolio         ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2003                                      $ 8.29      $ 0.01 (a)     $ 1.17 (a)    $  1.18    $     --
         05/01/2002 to 12/31/2002 (e)                     10.00        0.04 (a)      (1.72)(a)     (1.68)      (0.02)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2003                                        8.28        0.00+(a)       1.18 (a)       1.18          --
         05/01/2002 to 12/31/2002 (e)                     10.00        0.04 (a)      (1.73)(a)     (1.69)      (0.02)
-------------------------------------
                                                      ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
       Met/AIM Small Cap Growth Portfolio             -------------

         Class A
         06/30/2003--(Unaudited)                         $    --
         01/03/2002 to 12/31/2002 (b)                         --
-------------------------------------
                                                      -------------

         Class B
         06/30/2003--(Unaudited)                              --
         12/31/2002                                           --
         10/09/2001 to 12/31/2001 (c)                         --
-------------------------------------
                                                      -------------

         Class E
         06/30/2003--(Unaudited)                              --
         04/01/2002 to 12/31/2002 (d)                         --
-------------------------------------
                                                      -------------
       Met/AIM Mid Cap Core Equity Portfolio          -------------

         Class A
         06/30/2003--(Unaudited)                         $    --
         01/03/2002 to 12/31/2002 (b)                     (0.01)
-------------------------------------
                                                      -------------

         Class B
         06/30/2003--(Unaudited)                              --
         12/31/2002                                       (0.01)
         10/09/2001 to 12/31/2001 (c)                         --
-------------------------------------
                                                      -------------

         Class E
         06/30/2003--(Unaudited)                              --
         04/01/2002 to 12/31/2002 (d)                     (0.01)
-------------------------------------
                                                      -------------
       Harris Oakmark International Portfolio         -------------

         Class A
         06/30/2003--(Unaudited)                         $    --
         01/03/2002 to 12/31/2002 (b)                         --
-------------------------------------
                                                      -------------

         Class B
         06/30/2003--(Unaudited)                              --
         12/31/2002                                           --
         10/09/2001 to 12/31/2001 (c)                     (0.12)
-------------------------------------
                                                      -------------

         Class E
         06/30/2003--(Unaudited)                              --
         04/01/2002 to 12/31/2002 (d)                         --
-------------------------------------
                                                      -------------
       Third Avenue Small Cap Value Portfolio         -------------

         Class A
         06/30/2003                                      $    --
         05/01/2002 to 12/31/2002 (e)                     (0.01)
-------------------------------------
                                                      -------------

         Class B
         06/30/2003                                           --
         05/01/2002 to 12/31/2002 (e)                     (0.01)
-------------------------------------
                                                      -------------

* Annualized
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/03/2002
(c) Commencement of operations--10/09/2001
(d) Commencement of operations--04/01/2002
(e) Commencement of operations--05/01/2002.
(f) Effective 01/01/2003, Harris Associates L.P. became the Portfolio's adviser. ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.

                       See notes to financial statements

                                                               Ratio of         Ratio of      Ratio of Net
                                                   Ratio of    Expenses to      Expenses to   Investment
              Net Asset              Net Assets    Expenses to Average Net      Average Net   Income (Loss)
Total         Value End              End of Period Average Net Assets After     Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Broker Rebates** Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

   $    --     $10.06     16.30 %       $  8.3       1.05%*         1.05%*             1.30%*   (0.75)%*         11.6%
      0.00       8.65     (27.00)         6.70        1.05*          1.03*              2.10*    (0.64)*         19.50
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

        --      10.01       16.13         96.8        1.30*          1.30*              1.53*    (0.99)*          11.6
        --       8.62     (27.50)         47.1         1.30          1.28                2.32     (0.87)          19.5
        --      11.89       18.90          7.6        1.30*           N/A               5.22*    (0.92)*           5.1
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

        --      10.04       16.20          4.6        1.20*          1.20*              1.42*    (0.89)*          11.6
        --       8.64     (25.13)          1.8        1.20*          1.18*              2.23*    (0.77)*          19.5
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

   $    --     $10.88     10.46 %       $  5.0       0.91%*         0.90%*             1.07%*    0.06 %*      22.1%(f)
    (0.01)       9.85     (10.18)          4.2        0.90*          0.86*              1.64*     0.26 *          37.1
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

        --      10.86       10.48        102.9        1.18*          1.17*              1.28*    (0.18)*       22.1(f)
    (0.01)       9.83     (10.73)         32.8         1.15          1.12                1.91       0.00          37.1
    (0.01)      11.02       10.26          4.5        1.15*           N/A               7.18*    (0.06)*          18.0
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

        --      10.87       10.58          8.6        1.07*          1.06*              1.21*    (0.07)*       22.1(f)
    (0.01)       9.84     (15.17)          4.3        1.05*          1.02*              1.75*     0.13 *          37.1
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

   $    --     $ 9.76      9.79 %       $  5.0       1.13%*         1.12%*             1.46%*    1.97 %*         40.5%
    (0.01)       8.89     (17.64)          4.8        1.10*          1.08*              2.49*     0.68 *          82.0
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

        --       9.72        9.58        104.1        1.42*          1.42*              1.53*     2.14 *          40.5
    (0.01)       8.87     (18.09)         17.9         1.35          1.31                2.64       0.15          82.0
    (0.13)      10.84        9.69          5.8        1.35*           N/A               5.69*    (0.07)*          22.5
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

        --       9.73        9.70          6.4        1.32*          1.32*              1.49*     2.14 *          40.5
    (0.01)       8.87     (16.99)          1.5        1.25*          1.22*              2.42*    (0.16)*          82.0
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

   $    --     $ 9.47     14.23 %       $ 4.40       0.96%*          N/A%*             1.02%*    0.25 %*          3.2%
    (0.03)       8.29     (16.78)         4.20        0.95*           N/A               2.07*     0.75 *           8.0
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

        --       9.46       14.25        127.3        1.23*           N/A               1.22*     0.06 *           3.2
    (0.03)       8.28     (16.90)         33.4        1.20*           N/A               1.69*     0.80 *           8.0
----------    --------- ------------ ------------- ----------- ---------------- ------------- ------------- -------------

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)


1. Organization

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-one portfolios, three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2003, the Portfolios included in the Trust are as follows: J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett America's Value Portfolio (commenced operations 5/1/2003), Janus Aggressive Growth Portfolio, T. Rowe Price Mid-Cap Growth Portfolio (formerly MFS Mid Cap Growth Portfolio), MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Inflation Protected Bond (commenced operations 5/1/2003), PIMCO Innovation Portfolio, Met/Putnam Capital Opportunities Portfolio (formerly J.P. Morgan Small Cap Stock Portfolio), Met/Putnam Research Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Harris Oakmark International Portfolio (formerly State Street Research Concentrated International Portfolio) and Third Avenue Small Cap Value Portfolio.

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the T. Rowe Price Mid-Cap Growth Portfolio, the MFS Research International Portfolio, the PIMCO Total Return Portfolio, the PIMCO Innovation Portfolio, the Lord Abbett Bond Debenture Portfolio, the Janus Aggressive Growth Portfolio, the Met/AIM Small Cap Growth Portfolio, the Met/AIM Mid Cap Core Equity Portfolio and the Harris Oakmark International Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00:02, the NOCP is set by reviewing the last eligible sale price. The NOCP is reviewed against the bid and ask prices at that time. If the NOCP is outside the bid and the ask prices then the official closing price will be "normalized" to the bid or ask price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The PIMCO Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, theses securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

2. Significant Accounting Policies - continued



B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the J.P. Morgan Quality Bond Portfolio, PIMCO Total Return Portfolio, J.P. Morgan Select Equity Portfolio and Met/AIM Small Cap Growth Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At June 30, 2003, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows: J.P. Morgan Quality Bond Portfolio: $1,001,499 expiring in 2008, J.P. Morgan Select Equity Portfolio: $12,484,300 expiring in 2009 and $19,278,948 expiring in 2010, Lord Abbett Bond Debenture Portfolio: $2,276,221 expiring in 2007, $889,406 expiring in 2008 and $9,231,887 expiring in 2009 and $19,018,651 expiring in 2010, Lord Abbett Growth Opportunities Portfolio:
$467,029 expiring in 2009 and $2,699,682 expiring in 2010, Lord Abbett Growth and Income: $7,144,999 expiring in 2010, Janus Aggressive Growth Portfolio:
$1,582,768 expiring in 2009 and $4,746,618 expiring in 2010, T. Rowe Price Mid-Cap Growth Portfolio: $22,176,637 expiring in 2010, MFS Research International Portfolio: $686,260 expiring in 2009 and $2,484,752 expiring in 2010, Oppenheimer Capital Appreciation Portfolio: $86,642 expiring in 2009 and $1,851,279 expiring in 2010, PIMCO Innovation Portfolio: $415,292 expiring in 2009 and $11,678,842 expiring in 2010, Met/Putnam Capital Opportunities
Portfolio: $1,451,261 expiring in 2009 and $12,179,845 expiring in 2010, Met/Putnam Research Portfolio: $7,222,412 expiring in 2009 and $3,562,723 expiring in 2010, Met/AIM Small Cap Growth Portfolio: $20,401 expiring in 2009 and $2,205,296 expiring in 2010 and Harris Oakmark International Portfolio; $1,058,209 expiring in 2010. For the Lord Abbett Growth Opportunities Portfolio, the Lord Abbett Growth and Income Portfolio, the Janus Aggressive Growth Portfolio and the MFS Research International Portfolio capital losses may be further limited due to reorganizations with the Lord Abbett Developing Growth Portfolio, the J.P. Morgan Enhanced Index Portfolio, the Met Series Fund Janus Growth Portfolio and the J.P. Morgan International Equity Portfolio, respectively.

E. Distribution of Income and Gains - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the PIMCO Money Market Portfolio which declares distributions daily and pays monthly).

F. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for PIMCO Money Market

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

2. Significant Accounting Policies - continued


Portfolio and Third Avenue Small Cap Value Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. Forward Foreign Currency Contracts - J.P. Morgan Quality Bond Portfolio, Lord Abbett America's Value Portfolio, Janus Aggressive Growth Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Total Return Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity, Harris Oakmark International Portfolio and Third Avenue Small Cap Value Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. Security Lending - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the Investment Company Act of 1940. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

2. Significant Accounting Policies - continued



Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. Swap Agreements - Among the strategic transactions into which the J.P. Morgan Quality Bond Portfolio, PIMCO Total Return Portfolio, PIMCO Inflation Protected Bond Portfolio, Janus Aggressive Portfolio, Oppenheimer Capital Appreciation Portfolio and the Harris Oakmark International Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

A Portfolio will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

In addition the PIMCO Total Return Portfolio and the PIMCO Protected Bond Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statements of Operations.

L. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. Forward Commitments, When-Issued and Delayed Delivery
Securities - Portfolios except the PIMCO Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

2. Significant Accounting Policies - continued



N. Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with J.P. Morgan Investment Management Inc., Lord, Abbett & Co., Pacific Investment Management Co. LLC (PIMCO), PIMCO Equity Advisors, T. Rowe Price Associates, Inc., Massachusetts Financial Services Company, Putnam Investment Management LLC, Janus Capital Management LLC, OppenheimerFunds Inc., AIM Capital Management, Inc., Harris Associates L.P. and Third Avenue Management LLC (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                           Management Fees earned by
                                           Met Investors Advisory LLC
                                            For the six months ended
Portfolio                                        June 30, 2003        % per annum Average Daily Assets
---------                                  -------------------------- ----------- --------------------

J.P. Morgan Quality Bond Portfolio                 $  440,598             0.55%   First $75 Million

                                                                          0.50%   Over $75 Million

J.P. Select Equity Portfolio                          351,035             0.65%   First $50 Million

                                                                          0.60%   Over $50 Million

Lord Abbett Bond Debenture Portfolio                1,529,155             0.60%   All

Lord Abbett Mid-Cap Value Portfolio                   447,008             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million up to $500 Million

                                                                         0.625%   Over $500 Million

Lord Abbett Growth Opportunities Portfolio             91,500             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million up to $500 Million

                                                                         0.625%   Over $500 Million

Lord Abbett Growth and Income Portfolio             3,842,466             0.60%   First $800 Million

                                                                         0.65%    Over $800 Million up to $1.2 Billion

                                                                        0.625%    Over $1.2 Billion

Lord Abbett America's Value Portfolio                  3,016             0.65%    First $500 Million

                                                                         0.60%    Over $500 Million

Janus Aggressive Growth Portfolio                    322,664             0.80%    First $100 Million

                                                                         0.75%    Over $100 Million up to $500 Million

                                                                         0.70%    Over $500 Million

T. Rowe Price Mid-Cap Growth Portfolio               409,434             0.75%    All

MFS Research International Portfolio                 446,683             0.80%    First $200 Million

                                                                         0.75%    Over $200 Million up to $500 Million

                                                                         0.70%    Over $500 Million up to $1 Billion

                                                                         0.65%    Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

3. Investment Management Agreement and Other Transactions with
Affiliates - continued


                                           Management Fees earned by
                                           Met Investors Advisory LLC
                                            For the six months ended
Portfolio                                        June 30, 2003        % per annum Average Daily Assets
---------                                  -------------------------- ----------- --------------------

Oppenheimer Capital Appreciation Portfolio        $  574,651             0.65%    First $150 Million

                                                                        0.625%    Over $150 Million up to $300 Million

                                                                         0.60%    Over $300 Million up to $500 Million

                                                                         0.55%    Over $500 Million

PIMCO Money Market Portfolio                         321,042             0.40%    All

PIMCO Total Return Portfolio                       1,972,210             0.50%    All

PIMCO Inflation Protected Bond Portfolio             109,074             0.50%    All

PIMCO Innovation Portfolio                           184,144             0.95%    All

Met/Putnam Capital Opportunities Portfolio           190,520             0.85%    All

Met/Putnam Research Portfolio                        265,099             0.80%    First $250 Million

                                                                         0.75%    Over $250 Million

Met/AIM Small Cap Growth Portfolio                   339,211             0.90%    All

Met/AIM Mid Cap Core Equity Portfolio                243,602             0.75%    All

Harris Oakmark International Portfolio               216,672             0.85%    All

Third Avenue Small Cap Value Portfolio               256,142             0.75%    All

State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of June 30, 2003, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company - Zenith Variable Annuity, MetLife Investors Group - Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company - Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2004 (excluding the J.P. Morgan Select Equity Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                       Expenses Deferred in
-                                                                    -------------------------
                                                                       2001      2002    2003
-                                            Maximum Expense Ratio   --------  -------- -------
                                             under current Expense   Subject to repayment until
                                              Limitation Agreement         December 31,
-                                           ----------------------   -------------------------
Portfolio                                   Class A Class B Class E    2006      2007    2008
---------                                   ------- ------- -------  --------  -------- -------

J.P. Morgan Quality Bond Portfolio           0.70%   0.95%   0.85%** $113,581  $162,747 $35,941

J.P. Morgan Enhanced Index Portfolio*          N/A     N/A     N/A     61,036   153,964  35,629

J.P. Morgan International Equity Portfolio*    N/A     N/A     N/A     90,398   191,183  70,165

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

3. Investment Management Agreement and Other Transactions with
Affiliates - continued


                                                                      Expenses Deferred in
-                                                                    --------------------------
                                                                      2001     2002     2003
-                                            Maximum Expense Ratio   -------  -------  -------
                                             under current Expense   Subject to repayment until
                                             Limitation Agreement         December 31,
-                                          -----------------------   --------------------------
Portfolio                                  Class A  Class B Class E   2006     2007     2008
---------                                  -------  ------- -------  -------  -------  -------

Lord Abbett Bond Debenture Portfolio        0.75%    1.00%   0.90%    56,325  219,786       --

Lord Abbett Mid-Cap Value Portfolio           N/A      N/A     N/A    14,305   10,223       --

Lord Abbett Developing Growth Portfolio*      N/A      N/A     N/A    84,349  119,049   54,030

Lord Abbett Growth Opportunities Portfolio  0.90%    1.15%   1.05%** 175,679  124,154   51,130

Lord Abbett Growth and Income Portfolio       N/A      N/A     N/A        --  261,347   31,658

Lord Abbett America's Value Portfolio       0.80%**  1.05%   0.95%**      --       --   33,798

Janus Aggressive Growth Portfolio           0.90%    1.15%   1.05%   190,545  159,172   37,565

T. Rowe Price Mid-Cap Growth Portfolio      0.95%    1.20%   1.10%   183,235  202,596   90,476

MFS Research International Portfolio        1.10%    1.35%   1.25%   322,886  326,312  113,929

Oppenheimer Capital Appreciation Portfolio  0.75%    1.00%   0.90%** 179,200  132,940   30,904

PIMCO Money Market Portfolio                  N/A      N/A     N/A   142,951   78,237   13,285

PIMCO Inflation Protected Bond Portfolio    0.70%    0.95%   0.85%**      --       --   16,207

PIMCO Innovation Portfolio                  1.10%    1.35%   1.25%   219,301  171,885   62,298

Met/Putnam Research Portfolio               0.90%    1.15%   1.05%** 176,669  152,623   98,525

Met/AIM Small Cap Growth Portfolio          1.05%    1.30%   1.20%    53,284  260,811   87,768

Met/AIM Mid Cap Core Equity Portfolio       0.95%    1.20%   1.10%    47,797  154,244   19,333

Harris Oakmark International Portfolio      1.20%    1.45%   1.35%    53,485  152,274   31,325

Third Avenue Small Cap Value Portfolio      1.00%    1.25%   1.15%**      --   72,400      107

*Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See Note 11
**Class not offered 6/30/2003.

Certain Portfolios (detailed below) changed expense ratios effective May 1, 2003:

                                            Maximum Expense Ratio
                                             under prior Expense
                                            Limitation Agreement
                                           -----------------------
Portfolio                                  Class A Class B Class E
---------                                  ------- ------- -------

J.P. Morgan Quality Bond Portfolio          0.60%   0.85%   0.75%

Lord Abbett Bond Debenture Portfolio        0.70%   0.95%   0.85%

Lord Abbett Mid-Cap Value Portfolio         0.90%   1.15%   1.05%

Lord Abbett Growth Opportunities Portfolio  0.85%   1.10%   1.00%

Lord Abbett Growth and Income Portfolio     0.65%   0.90%   0.80%

Janus Aggressive Growth Portfolio           0.85%   1.10%   1.00%

T. Rowe Price Mid-Cap Growth Portfolio      0.80%   1.05%   0.95%

MFS Research International Portfolio        1.00%   1.25%   1.15%

PIMCO Money Market Portfolio                0.50%   0.75%   0.65%

PIMCO Total Return Portfolio                0.65%   0.90%   0.80%

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

3. Investment Management Agreement and Other Transactions with
Affiliates - continued


                                        Maximum Expense Ratio
                                         under prior Expense
                                        Limitation Agreement
                                       -----------------------
Portfolio                              Class A Class B Class E
---------                              ------- ------- -------

Met/Putnam Research Portfolio           0.85%   1.10%   1.00%

Met/AIM Mid-Cap Core Equity Portfolio   0.90%   1.15%   1.05%

Harris Oakmark International Portfolio  1.10%   1.35%   1.25%

Third Avenue Small Cap Value Portfolio  0.95%   1.20%   1.10%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) Met Investors Advisory LLC shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended June 30, 2003 the following Portfolios paid brokerage commissions to affiliated broker/dealers:

                                                                       Brokerage
Portfolio                              Affiliate                       Commission
---------                              ---------                       ----------

Harris Oakmark International Portfolio Harris Associates Securities LP  $  2,395

Third Avenue Small Cap Value Portfolio M.J. Whitman LLC                  225,496

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                         Shares Issued    Shares Issued             Net Increase
                                                         in Connection    Through                   (Decrease)
                                    Beginning  Shares    with Acquisition Dividend      Shares      in Shares    Ending
                                    Shares     Sold      (Note 11)        Reinvestment  Repurchased Outstanding  Shares
J.P. Morgan Quality Bond Portfolio  ---------- --------- ---------------- ------------- ----------- ------------ ----------

  Class A
  06/30/2003                        11,364,340   350,762        --                --    (1,162,912)   (812,150)  10,552,190
  12/31/2002                        11,040,765 1,508,736        --           514,119    (1,699,280)     323,575  11,364,340
---------------------------
                                    ---------- --------- ---------------- ------------- ----------- ------------ ----------

  Class B
  06/30/2003                         2,609,032 1,131,649        --                --       (67,515)   1,064,134   3,673,166
  12/31/2002                           637,441 1,943,322        --           114,874       (86,605)   1,971,591   2,609,032
---------------------------
                                    ---------- --------- ---------------- ------------- ----------- ------------ ----------
J.P. Morgan Select Equity Portfolio ---------- --------- ---------------- ------------- ----------- ------------ ----------

  Class A
  06/30/2003                        11,480,415    13,552        --                --    (1,128,506) (1,114,956)  10,365,459
  12/31/2002                        14,750,515    29,316        --            86,656    (3,386,072) (3,270,100)  11,480,415
---------------------------
                                    ---------- --------- ---------------- ------------- ----------- ------------ ----------

  Class B
  06/30/2003                           718,404    40,422        --                --       (29,317)      11,105     729,509
  12/31/2002                           412,143   334,061        --             5,008       (32,808)     306,261     718,404
---------------------------
                                    ---------- --------- ---------------- ------------- ----------- ------------ ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

4. Shares of Beneficial Interest - continued


                                                                 Shares Issued    Shares Issued             Net Increase
                                                                 in Connection    Through                   (Decrease)
                                           Beginning  Shares     with Acquisition Dividend      Shares      in Shares
                                           Shares     Sold       (Note 11)        Reinvestment  Repurchased Outstanding
Lord Abbett Bond Debenture Portfolio       ---------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                               19,736,383  1,253,562           --              --   (1,068,409)     185,153
  12/31/2002                               13,741,213    664,778    7,005,648       1,232,926   (2,908,182)   5,995,170
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                               19,347,224 18,959,164           --              --     (468,089)  18,491,075
  12/31/2002                                2,836,074 17,871,836           --         494,812   (1,855,498)  16,511,150
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------

  Class E
  06/30/2003                                  243,035    608,727           --              --       (5,620)     603,107
  04/01/2002-12/31/2002                            --    217,793       32,855              81       (7,694)     243,035
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------
Lord Abbett Mid-Cap Value Portfolio        ---------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                                5,138,713    181,984           --              --     (306,858)   (124,874)
  12/31/2002                                4,508,997    847,447      232,378              --     (450,109)     629,716
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                                3,598,974  1,048,534           --              --      (31,092)   1,017,442
  12/31/2002                                1,019,278  2,435,256           --         159,602      (15,162)   2,579,696
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------
Lord Abbett Growth Opportunities Portfolio ---------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                                  561,210    114,973    2,703,556              --     (412,298)   2,406,231
  12/31/2002                                   97,317    507,878           --              --      (43,985)     463,893
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                                2,024,805    264,290      652,415              --     (115,625)     801,080
  12/31/2002                                  943,720  1,415,851           --              --     (334,766)   1,081,085
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------
Lord Abbett Growth and Income Portfolio    ---------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                               47,207,857    192,868    5,782,283         562,101   (3,510,396)   3,026,856
  12/31/2002                               48,113,587    625,555           --       3,910,014   (5,441,299)   (905,730)
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                               17,964,532 11,151,344      249,263         249,106     (404,019)  11,245,694
  12/31/2002                                3,947,018 12,670,776           --       1,444,447      (97,709)  14,017,514
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------
Lord Abbett America's Value Portfolio      ---------- ---------- ---------------- ------------- ----------- ------------

  Class A
  5/1/2003-6/30/2003                               --    296,856           --              --       (1,036)     295,820
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------
Janus Aggressive Growth Portfolio          ---------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                                  506,384    206,268    2,479,616              --     (600,973)   2,084,911
  01/03/2002-12/31/2002                            --    506,161           --             304          (81)     506,384
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                                8,766,860 10,550,359    1,148,231              --     (398,618)  11,299,972
  12/31/2002                                2,055,236  7,405,716           --             403     (694,495)   6,711,624
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------

  Class E
  04/18/2003-06/30/2003                            --     74,158      352,762              --      (16,400)     410,520
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------
T. Rowe Price Mid-Cap Growth Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                                3,432,300    797,895           --              --     (582,127)     215,768
  12/31/2002                                1,613,814  2,691,894           --          19,899     (893,307)   1,818,486
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------

  Class B                                                                                                            --
  06/30/2003                               13,488,219 13,290,168           --              --     (565,543)  12,724,625
  12/31/2002                                2,809,295 11,513,178           --          75,355     (909,609)  10,678,924
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------

  Class E
  06/30/2003                                  450,608    429,968           --              --      (14,532)     415,436
  12/31/2002                                    3,400    489,886           --           2,532      (45,210)     447,208
--------------------------
                                           ---------- ---------- ---------------- ------------- ----------- ------------


                                           Ending
                                           Shares
Lord Abbett Bond Debenture Portfolio       ----------

  Class A
  06/30/2003                               19,921,536
  12/31/2002                               19,736,383
--------------------------
                                           ----------

  Class B
  06/30/2003                               37,838,299
  12/31/2002                               19,347,224
--------------------------
                                           ----------

  Class E
  06/30/2003                                  846,142
  04/01/2002-12/31/2002                       243,035
--------------------------
                                           ----------
Lord Abbett Mid-Cap Value Portfolio        ----------

  Class A
  06/30/2003                                5,013,839
  12/31/2002                                5,138,713
--------------------------
                                           ----------

  Class B
  06/30/2003                                4,616,416
  12/31/2002                                3,598,974
--------------------------
                                           ----------
Lord Abbett Growth Opportunities Portfolio ----------

  Class A
  06/30/2003                                2,967,441
  12/31/2002                                  561,210
--------------------------
                                           ----------

  Class B
  06/30/2003                                2,825,885
  12/31/2002                                2,024,805
--------------------------
                                           ----------
Lord Abbett Growth and Income Portfolio    ----------

  Class A
  06/30/2003                               50,234,713
  12/31/2002                               47,207,857
--------------------------
                                           ----------

  Class B
  06/30/2003                               29,210,226
  12/31/2002                               17,964,532
--------------------------
                                           ----------
Lord Abbett America's Value Portfolio      ----------

  Class A
  5/1/2003-6/30/2003                          295,820
--------------------------
                                           ----------
Janus Aggressive Growth Portfolio          ----------

  Class A
  06/30/2003                                2,591,295
  01/03/2002-12/31/2002                       506,384
--------------------------
                                           ----------

  Class B
  06/30/2003                               20,066,832
  12/31/2002                                8,766,860
--------------------------
                                           ----------

  Class E
  04/18/2003-06/30/2003                       410,520
--------------------------
                                           ----------
T. Rowe Price Mid-Cap Growth Portfolio     ----------

  Class A
  06/30/2003                                3,648,068
  12/31/2002                                3,432,300
--------------------------
                                           ----------

  Class B
  06/30/2003                               26,212,844
  12/31/2002                               13,488,219
--------------------------
                                           ----------

  Class E
  06/30/2003                                  866,044
  12/31/2002                                  450,608
--------------------------
                                           ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

4. Shares of Beneficial Interest - continued


                                                                 Shares Issued    Shares Issued              Net Increase
                                                                 in Connection    Through                    (Decrease) in
                                         Beginning   Shares      with Acquisition Dividend      Shares       Shares
                                         Shares      Sold        (Note 11)        Reinvestment  Repurchased  Outstanding
MFS Research International Portfolio     ----------- ----------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2003                               1,252,032     487,629    6,123,890          4,915       (786,539)    5,829,895
  12/31/2002                                 440,114   1,925,320           --          2,095     (1,115,497)      811,918
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2003                               8,979,538   8,658,713      210,873         58,724     (5,343,019)    3,585,291
  12/31/2002                               1,736,568   9,694,490           --         10,569     (2,462,089)    7,242,970
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------

  Class E
  06/30/2003                                 239,795     268,946           --          1,735        (16,481)      254,200
  12/31/2002                                   1,907     252,695           --            366        (15,173)      237,888
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------
Oppenheimer Capital Appreciation
 Portfolio                               ----------- ----------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2003                                 107,094      14,692           --             --       (105,479)      (90,787)
  01/03/2002-12/31/2002                           --     300,637           --             54       (193,597)      107,094
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2003                              18,967,760  18,549,910           --             --       (223,556)   18,326,354
  12/31/2002                               3,144,020  16,387,613           --            649       (564,522)   15,823,740
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------
PIMCO Money Market Portfolio             ----------- ----------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2003                                   4,823   7,177,145           --         13,139     (2,257,363)    4,932,921
  01/03/2002-12/31/2002                           --   4,755,920           --          6,052     (4,757,149)        4,823
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2003                             128,542,580  97,706,300           --        439,458    (61,154,679)   36,991,079
  12/31/2002                              26,558,306 176,836,037           --        740,620    (75,592,383)  101,984,274
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------
PIMCO Total Return Portfolio             ----------- ----------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2003                              13,670,264   3,917,943           --             --       (692,502)    3,225,441
  12/31/2002                               5,711,544   9,717,255           --             --     (1,758,535)    7,958,720
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2003                              37,877,688  30,135,590           --             --    (11,206,301)   18,929,289
  12/31/2002                               4,467,579  34,615,075           --             --     (1,204,966)   33,410,109
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------

  Class E
  06/30/2003                               2,581,495   4,121,620           --             --        (29,233)    4,092,387
  12/31/2002                                   8,495   2,632,163           --             --        (59,163)    2,573,000
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------
PIMCO Inflation Protected Bond Portfolio ----------- ----------- ---------------- ------------- ------------ -------------

  Class A
  05/01/2003-6/30/2003                            --      99,283           --             --              --       99,284
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------

  Class B
  05/01/2003-6/30/2003                            --  17,720,431           --             --     (2,337,359)   15,383,072
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------
PIMCO Innovation Portfolio               ----------- ----------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2003                               4,239,751   5,146,715           --             --     (3,629,215)    1,517,500
  12/31/2002                               2,597,240   9,063,745           --             --     (7,421,234)    1,642,511
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2003                               5,002,191   4,270,762           --             --     (1,077,937)    3,192,825
  12/31/2002                               1,555,330   4,465,088           --             --     (1,018,227)    3,446,861
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------

  Class E
  06/30/2003                                 391,985     894,340           --             --        (96,293)      798,047
  12/31/2002                                   1,908     420,260           --             --        (30,183)      390,077
-----------------------
                                         ----------- ----------- ---------------- ------------- ------------ -------------


                                         Ending
                                         Shares
MFS Research International Portfolio     -----------

  Class A
  06/30/2003                               7,081,927
  12/31/2002                               1,252,032
-----------------------
                                         -----------

  Class B
  06/30/2003                              12,564,829
  12/31/2002                               8,979,538
-----------------------
                                         -----------

  Class E
  06/30/2003                                 493,995
  12/31/2002                                 239,795
-----------------------
                                         -----------
Oppenheimer Capital Appreciation
 Portfolio                               -----------

  Class A
  06/30/2003                                  16,307
  01/03/2002-12/31/2002                      107,094
-----------------------
                                         -----------

  Class B
  06/30/2003                              37,294,114
  12/31/2002                              18,967,760
-----------------------
                                         -----------
PIMCO Money Market Portfolio             -----------

  Class A
  06/30/2003                               4,937,744
  01/03/2002-12/31/2002                        4,823
-----------------------
                                         -----------

  Class B
  06/30/2003                             165,533,659
  12/31/2002                             128,542,580
-----------------------
                                         -----------
PIMCO Total Return Portfolio             -----------

  Class A
  06/30/2003                              16,895,705
  12/31/2002                              13,670,264
-----------------------
                                         -----------

  Class B
  06/30/2003                              56,806,977
  12/31/2002                              37,877,688
-----------------------
                                         -----------

  Class E
  06/30/2003                               6,673,882
  12/31/2002                               2,581,495
-----------------------
                                         -----------
PIMCO Inflation Protected Bond Portfolio -----------

  Class A
  05/01/2003-6/30/2003                        99,283
-----------------------
                                         -----------

  Class B
  05/01/2003-6/30/2003                    15,383,072
-----------------------
                                         -----------
PIMCO Innovation Portfolio               -----------

  Class A
  06/30/2003                               5,757,251
  12/31/2002                               4,239,751
-----------------------
                                         -----------

  Class B
  06/30/2003                               8,195,016
  12/31/2002                               5,002,191
-----------------------
                                         -----------

  Class E
  06/30/2003                               1,190,032
  12/31/2002                                 391,985
-----------------------
                                         -----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

4. Shares of Beneficial Interest - continued


                                                                Shares Issued    Shares Issued             Net Increase
                                                                in Connection    Through                   (Decrease)
                                           Beginning Shares     with Acquisition Dividend      Shares      in Shares
                                           Shares    Sold       (Note 11)        Reinvestment  Repurchased Outstanding
Met/Putnam Capital Opportunities Portfolio --------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                               5,090,538     23,842        --               --       (538,820)   (514,978)
  12/31/2002                               6,538,232    116,788        --            5,144     (1,569,626) (1,447,694)
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                                 225,283     27,211        --               --        (28,819)     (1,608)
  12/31/2002                                  79,567    167,386        --              159        (21,829)     145,716
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------
Met/Putnam Research Portfolio              --------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                               4,142,922     42,504        --               --       (982,952)   (940,448)
  12/31/2002                               4,362,132  1,104,705        --           20,833     (1,344,748)   (219,210)
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                               5,276,904  3,758,641        --               --       (795,732)   2,962,909
  12/31/2002                               2,789,804  4,209,569        --           22,244     (1,744,713)   2,487,100
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------
Met/AIM Small Cap Growth Portfolio         --------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                                 777,758    212,944        --               --       (166,571)      46,373
  01/03/2002-12/31/2002                           --    822,154        --               --        (44,396)     777,758
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                               5,462,796  5,450,610        --               --     (1,241,646)   4,208,964
  12/31/2002                                 641,906  5,433,207        --               --       (612,317)   4,820,890
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------

  Class E
  06/30/2003                                 203,685    324,171        --               --        (65,679)     258,492
  04/01/2002-12/31/2002                           --    536,177        --               --       (332,492)     203,685
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------
Met/AIM Mid Cap Core Equity Portfolio      --------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                                 428,695    144,941        --               --       (116,900)      28,041
  01/03/2002-12/31/2002                           --    430,450        --              516         (2,271)     428,695
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                               3,338,502  6,919,498        --               --       (782,522)   6,136,976
  12/31/2002                                 411,418  3,414,200        --            2,663       (489,779)   2,927,084
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------

  Class E
  06/30/2003                                 434,774    389,048        --               --        (34,426)     354,622
  04/01/2002-12/31/2002                           --    548,759        --              452       (114,437)     434,774
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------
Harris Oakmark International Portfolio     --------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                                 535,641    120,245        --               --       (140,585)    (20,340)
  01/03/2002-12/31/2002                           --    535,846        --              797         (1,002)     535,641
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                               2,015,362  9,943,916        --               --     (1,250,577)   8,693,339
  12/31/2002                                 530,566  2,503,692        --            1,910     (1,020,806)   1,484,796
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------

  Class E
  06/30/2003                                 172,860    613,994        --               --       (128,475)     485,519
  04/01/2002-12/31/2002                           --    238,086        --              223        (65,449)     172,860
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------
Third Avenue Small Cap Value Portfolio     --------- ---------- ---------------- ------------- ----------- ------------

  Class A
  06/30/2003                                 501,011     22,882        --               --        (58,730)    (35,848)
  05/01/2002-12/31/2002                           --    499,105        --            1,911             (5)     501,011
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------

  Class B
  06/30/2003                               4,036,604 10,243,059        --               --       (827,143)   9,415,916
  05/01/2002-12/31/2002                           --  4,122,830        --           13,570        (99,796)   4,036,604
---------------------------
                                           --------- ---------- ---------------- ------------- ----------- ------------


                                           Ending
                                           Shares
Met/Putnam Capital Opportunities Portfolio ----------

  Class A
  06/30/2003                                4,575,560
  12/31/2002                                5,090,538
---------------------------
                                           ----------

  Class B
  06/30/2003                                  223,675
  12/31/2002                                  225,283
---------------------------
                                           ----------
Met/Putnam Research Portfolio              ----------

  Class A
  06/30/2003                                3,202,474
  12/31/2002                                4,142,922
---------------------------
                                           ----------

  Class B
  06/30/2003                                8,239,813
  12/31/2002                                5,276,904
---------------------------
                                           ----------
Met/AIM Small Cap Growth Portfolio         ----------

  Class A
  06/30/2003                                  824,131
  01/03/2002-12/31/2002                       777,758
---------------------------
                                           ----------

  Class B
  06/30/2003                                9,671,760
  12/31/2002                                5,462,796
---------------------------
                                           ----------

  Class E
  06/30/2003                                  462,177
  04/01/2002-12/31/2002                       203,685
---------------------------
                                           ----------
Met/AIM Mid Cap Core Equity Portfolio      ----------

  Class A
  06/30/2003                                  456,736
  01/03/2002-12/31/2002                       428,695
---------------------------
                                           ----------

  Class B
  06/30/2003                                9,475,478
  12/31/2002                                3,338,502
---------------------------
                                           ----------

  Class E
  06/30/2003                                  789,396
  04/01/2002-12/31/2002                       434,774
---------------------------
                                           ----------
Harris Oakmark International Portfolio     ----------

  Class A
  06/30/2003                                  515,301
  01/03/2002-12/31/2002                       535,641
---------------------------
                                           ----------

  Class B
  06/30/2003                               10,708,701
  12/31/2002                                2,015,362
---------------------------
                                           ----------

  Class E
  06/30/2003                                  658,379
  04/01/2002-12/31/2002                       172,860
---------------------------
                                           ----------
Third Avenue Small Cap Value Portfolio     ----------

  Class A
  06/30/2003                                  465,163
  05/01/2002-12/31/2002                       501,011
---------------------------
                                           ----------

  Class B
  06/30/2003                               13,452,520
  05/01/2002-12/31/2002                     4,036,604
---------------------------
                                           ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

5. Investment Transactions



Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2003 were as follows:

                                                             Purchases
                                           ---------------------------------------------
                                           U.S. Government Non-Government     Total
                                           --------------- -------------- --------------

J.P. Morgan Quality Bond Portfolio         $  464,405,276   $ 48,824,794  $  513,230,070

J.P. Morgan Select Equity Portfolio                    --     42,378,629      42,378,629

Lord Abbett Bond Debenture Portfolio                   --    267,851,752     267,851,752

Lord Abbett Mid-Cap Value Portfolio                    --     24,892,774      24,892,774

Lord Abbett Growth Opportunities Portfolio             --     22,604,929      22,604,929

Lord Abbett Growth and Income Portfolio                --    434,691,726     434,691,726

Lord Abbett America's Value Portfolio                  --      4,425,444       4,425,444

Janus Aggressive Growth Portfolio                      --     71,609,687      71,609,687

T. Rowe Price Mid-Cap Growth Portfolio                 --    131,922,777     131,922,777

MFS Research International Portfolio                   --     96,284,539      96,284,539

Oppenheimer Capital Appreciation Portfolio             --    147,294,741     147,294,741

PIMCO Total Return Portfolio                2,139,875,516    301,875,449   2,441,750,965

PIMCO Inflation Protected Bond Portfolio      893,819,907      3,100,000     896,919,907

PIMCO Innovation Portfolio                             --     91,956,398      91,956,398

Met/Putnam Capital Opportunities Portfolio             --     64,841,142      64,841,142

Met/Putnam Research Portfolio                          --     63,148,383      63,148,383

Met/AIM Mid Cap Core Equity Portfolio                  --     61,762,644      61,762,644

Met/AIM Small Cap Growth Portfolio                     --     40,936,210      40,936,210

Harris Oakmark International Portfolio                 --    101,536,029     101,536,029

Third Avenue Small Cap Value Portfolio                 --     64,558,475      64,558,475

                                                               Sales
                                           ---------------------------------------------
                                           U.S. Government Non-Government     Total
                                           --------------- -------------- --------------

J.P. Morgan Quality Bond Portfolio         $  504,691,021   $ 13,911,708  $  518,602,729

J.P. Morgan Select Equity Portfolio                    --     51,974,611      51,974,611

Lord Abbett Bond Debenture Portfolio                   --     71,603,524      71,603,524

Lord Abbett Mid-Cap Value Portfolio                    --     10,902,025      10,902,025

Lord Abbett Growth Opportunities Portfolio             --     21,322,492      21,322,492

Lord Abbett Growth and Income Portfolio                --    304,757,686     304,757,686

Lord Abbett America's Value Portfolio                  --      1,468,659       1,468,659

Janus Aggressive Growth Portfolio                      --     36,579,539      36,579,539

T. Rowe Price Mid-Cap Growth Portfolio                 --     65,466,304      65,466,304

MFS Research International Portfolio                   --     73,431,382      73,431,382

Oppenheimer Capital Appreciation Portfolio             --     34,032,268      34,032,268

PIMCO Total Return Portfolio                1,439,646,761    179,750,696   1,619,397,457

PIMCO Inflation Protected Bond Portfolio      723,923,575             --     723,923,575

PIMCO Innovation Portfolio                             --     75,145,366      75,145,366

Met/Putnam Capital Opportunities Portfolio             --     68,435,578      68,435,578

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

5. Investment Transactions - continued



                                                         Sales
                                       ------------------------------------------
                                       U.S. Government Non-Government    Total
                                       --------------- -------------- -----------

Met/Putnam Research Portfolio                $--        $49,946,721   $49,946,721

Met/AIM Small Cap Growth Portfolio            --          7,832,658     7,832,658

Met/AIM Mid Cap Core Equity Portfolio         --         11,802,051    11,802,051

Harris Oakmark International Portfolio        --         19,437,598    19,437,598

Third Avenue Small Cap Value Portfolio        --          1,897,761     1,897,761

At June 30, 2003, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross                      Net Unrealized
                                             Income Tax    Unrealized  Gross Unrealized Appreciation/
Portfolio                                       Cost      Appreciation   Depreciation   (Depreciation)
---------                                  -------------- ------------ ---------------- --------------

J.P. Morgan Quality Bond Portfolio         $  241,002,182 $  5,531,222   $   (288,457)   $ 5,242,765

J.P. Morgan Select Equity Portfolio           116,636,137    9,858,939     (6,195,171)     3,663,768

Lord Abbett Bond Debenture Portfolio          705,174,082   37,697,078    (12,553,712)    25,143,366

Lord Abbett Mid-Cap Value Portfolio           153,799,152   16,034,671    (12,502,751)     3,531,921

Lord Abbett Growth Opportunities Portfolio     52,947,391    6,053,695     (2,564,246)     3,489,449

Lord Abbett Growth and Income Portfolio     1,742,803,001  112,293,280    (82,642,691)    29,650,589

Lord Abbett America's Value Portfolio           2,995,548       97,887        (31,540)        66,347

Janus Aggressive Growth Portfolio             135,693,389   11,688,428     (1,163,273)    10,525,155

T. Rowe Price Mid-Cap Growth Portfolio        166,295,305   21,180,379     (1,272,729)    19,907,650

MFS Research International Portfolio          161,502,384   13,262,080     (1,426,348)    11,835,732

Oppenheimer Capital Appreciation Portfolio    271,806,816   16,684,919     (2,182,264)    14,502,655

PIMCO Total Return Portfolio                1,282,618,299   11,198,632     (5,700,508)     5,498,124

PIMCO Inflation Protected Bond Portfolio      273,778,642          625     (1,556,457)    (1,555,832)

PIMCO Innovation Portfolio                     65,089,207    5,199,420       (790,395)     4,409,025

Met/Putnam Capital Opportunities Portfolio     52,022,025    4,248,582       (470,594)     3,777,988

Met/Putnam Research Portfolio                  75,808,183    6,524,277       (779,256)     5,745,021

Met/AIM Small Cap Growth Portfolio            122,057,483   15,966,490     (1,673,853)    14,292,637

Met/AIM Mid Cap Core Equity Portfolio         115,633,162    8,332,158       (516,769)     7,815,389

Harris Oakmark International Portfolio        114,495,783    9,661,530       (620,569)     9,040,961

Third Avenue Small Cap Value Portfolio        133,548,626   13,202,357     (1,241,957)    11,960,400

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

6. Futures Contracts



The futures contracts outstanding as of June 30, 2003 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                           Number of
                                                      Description                      Expiration Date     Contracts
-                                    ---------------------------------------------- ---------------------- ---------
J.P. Morgan Quality Bond Portfolio:  U.S. Treasury Note 2 Year Futures              September 2003 - Long      73
                                     U.S. Treasury Bonds Futures                    September 2003 - Long      20
                                     Euro Dollar Futures                            March 2004 - Long          43
                                     Euro Dollar Futures                            June 2004 - Long           42
                                     U.S. Treasury Note 5 Year Futures              September 2003 - Short   (144)
                                     U.S. Treasury Note 10 Year Futures             September 2003 - Short    (35)



J.P. Morgan Select Equity Portfolio: S&P Index Futures                              September 2003 - Long       9

PIMCO Total Return Portfolio:        Euro Dollar Futures                            March 2005 - Long         368
                                     Euro Dollar Futures                            June 2005 - Long          153
                                     Euro Dollar Futures                            December 2004 - Long       30
                                     Germany Federal Republic Bonds 10 Year Futures September 2003 - Long     122
                                     Germany Federal Republic Bonds 5 Year Futures  September 2003 - Long      48
                                     Euribor Futures                                June 2005 - Long          302
                                     Euribor Futures                                September 2004 - Long      63
                                     U.S. Treasury Note 10 Year Futures             September 2003 - Long     377
                                     U.S. Treasury Bonds Futures                    September 2003 - Long      50
                                     Libor Futures                                  March 2004 - Long         178
                                     Libor Futures                                  March 2005 - Long         200
                                     Libor Futures                                  June 2004 - Long          177
                                     Libor Futures                                  December 2004 - Long       91



Met/AIM Small Cap Growth Portfolio:  Russell 2000 Index Futures                     September 2003 - Long       5

                                                     Unrealized
                                       Notional    Appreciation/
                                        Value      (Depreciation)
-                                    ------------  --------------
J.P. Morgan Quality Bond Portfolio:  $ 15,789,671    $  20,317
                                        2,346,875      (47,141)
                                       10,617,237         (774)
                                       10,350,375       (4,168)
                                      (16,578,000)      54,366
                                       (4,110,312)      22,378
                                                     ---------
                                                     $  44,978
                                                     =========
J.P. Morgan Select Equity Portfolio:    2,189,925    $ (66,574)
                                                     =========
PIMCO Total Return Portfolio:          89,971,400    $ 178,075
                                       37,301,400      (93,262)
                                        7,354,500       51,562
                                       16,394,816     (212,290)
                                        6,257,730      (52,325)
                                       84,377,531      (24,256)
                                       17,700,670      (19,928)
                                       44,273,937     (659,750)
                                        5,867,187      (45,703)
                                       35,519,267       43,409
                                       39,686,147     (132,232)
                                       35,275,836       57,418
                                       18,077,879      (57,004)
                                                     ---------
                                                     $ 966,286
                                                     =========
Met/AIM Small Cap Growth Portfolio:     1,121,000    $ (20,785)
                                                     =========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

7. Forward Foreign Currency Contracts



Open forward foreign currency contracts at June 30, 2003, were as follows:

PIMCO Total Return Portfolio

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2003 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       9/8/2003     30,271,800    MXP    $2,872,636    2,600,000     $272,636
                                                                     --------

                                                                     $272,636
                                                                     ========

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                           Value at    In Exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2003 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       7/30/2003     4,394,000    EUR     $5,049,552    5,061,734     $12,182

       7/31/2003       851,000    GBP      1,403,412    1,428,854      25,442

       7/31/2003     1,601,000    GBP      2,640,261    2,630,891      (9,370)

       9/8/2003     15,713,000    MXP      1,491,082    1,495,906       4,824

       9/8/2003     14,558,800    MXP      1,381,554    1,404,138      22,584
                                                                      -------

                                                                      $55,662
                                                                      =======

EUR - Euro
GBP - British Pound
MXP - Mexican Peso
U.S. $ - United States Dollar

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

7. Forward Foreign Currency Contracts - continued



Met/Putnam Research Portfolio

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                           Value at    In Exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2003 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       9/17/2003    20,643,000    JPY      $172,680      175,745      $(3,065)
                                                                      -------

                                                                      $(3,065)
                                                                      =======

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2003 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       9/17/2003       251,000    AUD    $  167,256      164,214     $ (3,042)

       9/17/2003     1,043,000    CAD       765,790      749,373      (16,417)

       9/17/2003       286,000    CAD       209,987      211,261        1,274

       9/17/2003       519,000    CHF       384,683      395,911       11,228

       9/17/2003     1,562,200    EUR     1,792,847    1,826,767       33,920

       9/17/2003       238,000    EUR       273,139      271,582       (1,557)

       9/17/2003       109,000    GBP       179,205      177,016       (2,189)

       9/17/2003    20,643,000    JPY       132,486      133,620        1,134

       9/17/2003     4,805,000    JPY        40,194       41,040          846

       9/17/2003       283,000    SGD       160,884      164,344        3,460
                                                                     --------

                                                                     $ 28,657
                                                                     ========

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SGD - Singapore Dollar
U.S. $ - United States Dollar

8. Options

During the six month period ended June 30, 2003 the following option contracts were written:

                                                            PIMCO                 PIMCO                    Met/AIM
                                                         Total Return       Inflation Protected Bond  Small Cap Growth
                                                          Portfolio             Portfolio                 Portfolio
                                                   -----------------------  ------------------------ ------------------
                                                    Number of               Number of                Number of
                                                    Contracts     Premium   Contracts     Premium    Contracts  Premium
                                                   -----------  ----------   ----------   -------    --------- --------
Options outstanding at December 31, 2002.......... 133,300,194  $2,791,020          --    $   --         --    $     --
Options written...................................  12,501,877   1,669,440  17,000,000     2,656        344      33,652
Options terminated in closing purchase transaction        (946)   (113,213)         --        --         --          --
Options closed and expired........................        (164)   (941,734)         --        --       (284)    (27,833)
                                                   -----------  ----------   ----------   ------       ----    --------
Options outstanding at June 30, 2003.............. 145,800,961  $3,405,513  17,000,000    $2,656         60    $  5,820
                                                   ===========  ==========   ==========   ======       ====    ========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

9. Security Lending



As of June 30, 2003, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

                                                   Value of    Value of
                                                  Securities  Collateral
                                                  ----------- -----------

       J.P. Morgan Quality Bond Portfolio         $13,277,048 $13,578,255

       Lord Abbett Bond Debenture Portfolio        76,185,873  77,687,462

       Lord Abbett Mid-Cap Value Portfolio          5,616,312   5,743,317

       Lord Abbett Growth Opportunities Portfolio   9,821,321  10,069,511

       Lord Abbett Growth and Income Portfolio     67,470,015  70,053,047

       Janus Aggressive Growth Portfolio            7,441,111   7,615,758

       T. Rowe Price Mid-Cap Growth Portfolio      16,828,180  17,334,368

       MFS Research International Portfolio        13,143,333  13,901,019

       Oppenheimer Capital Appreciation Portfolio  19,156,705  19,500,364

       PIMCO Total Return Portfolio                35,474,127  37,712,799

       PIMCO Innovation Portfolio                  11,445,663  11,883,213

       Met/Putnam Capital Opportunities Portfolio   7,129,650   7,323,685

       Met/Putnam Research Portfolio                1,106,921   1,133,850

       Met/AIM Small Cap Growth Portfolio          22,596,817  23,292,643

       Met/AIM Mid Cap Core Equity Portfolio        7,955,898   8,222,286

       Harris Oakmark International Portfolio       5,690,636   5,988,181

       Third Avenue Small Cap Value Portfolio      12,332,179  12,832,299

10. Swap Agreements

Open swap agreements for the PIMCO Total Return Portfolio at June 30, 2003, were as follows:

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ------------------------------------------------------------------ --------

 2,000,000  USD 12/17/2023 Agreement with Bank of America Securities dated 6/17/03 to         $(40,498)
                           receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5.00%.

11,800,000  USD  8/13/2003 Agreement with Merrill Lynch Capital Services, Inc., dated 4/30/03  166,009 to receive or pay on termination date the notional amount
                           multiplied by USD value of a one basis point charge of a
                           hypothetical swap (20 year USD fixed swap interest rate versus 3 month USD-LIBOR-BBA quoted on a semi-annual basis) multiplied by an agreed upon 20 year mid market swap spread less 12.25%.

35,500,000  USD  8/13/2003 Agreement with Morgan Stanley Capital Services, Inc., dated          71,004
                           4/30/03 to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to pay semi-annually the
                           notional amount multiplied by the mid market yield on 6.25% U.S.
                           Treasury notes plus 0.1325%.

   500,000  USD  1/16/2005 Agreement with Merrill Lynch Capital Services, Inc., dated 1/15/03   84,642
                           to receive semi-annually the notional amount multiplied 16.50%
                           and to pay par in the event of default of Federative Republic of
                           Brazil 8.00% due 4/15/14.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

10. Swap Agreements - continued


                 Expiration
Notional Amount     Date                               Description                                Value
---------------  ---------- ------------------------------------------------------------------ -----------

11,700,000  EUR  6/17/2012  Agreement with Goldman Sachs Capital Markets, LP dated 4/8/02       (1,237,806)
                            to receive annually the notional amount multiplied by the 6 month
                            EURIBOR and to pay annually the notional amount multiplied by
                            5.00%.

13,200,000  EUR  3/15/2007  Agreement with JPMorgan Chase Bank dated 5/16/2003 to receive           54,721
                            annually the notional amount multiplied by 3.50% and to pay semi-annually the notional amount by the 6 month EURIBOR

13,600,000  EUR  3/15/2007  Agreement with JPMorgan Chase Bank dated 5/20/03 to receive            200,298
                            annually the notional amount multiplied by 4.00% and to pay annually the notional amount multiplied by the 6 month EURIBOR.

29,800,000  CHF  3/29/2005  Agreement with Merrill Lynch Capital Services, Inc., dated 3/28/03     118,794
                            to receive at maturity the notional amount multiplied 1.50% and to pay at maturity the notional amount multiplied by the 3 month
                            CHF-LIBOR-BBA.

18,800,000  CHF  3/29/2005  Agreement with Merrill Lynch Capital Services, Inc., dated 5/20/03      74,944
                            to receive at maturity the notional amount multiplied 1.50% and to pay at maturity the notional amount multiplied by the 3 month
                            CHF-LIBOR-BBA.

13,900,000  CAD   6/1/2008  Agreement with Merrill Lynch Capital Services, Inc., dated 5/11/03     287,924
                            to receive semi-annually the notional amount multiplied by 4.50%
                            and to pay semi-annually the notional amount multiplied by the 3 month CAD-BA-CDOR.

10,000,000  GBP  3/17/2005  Agreement with Morgan Stanley Capital Services, Inc., dated             59,686
                            3/12/03 to receive semi-annually the notional amount multiplied by 4.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP LIBOR-BBA.

241,000,000  JPY 6/20/2011  Agreement with Goldman Sachs Capital Markets, LP dated 4/8/02         (118,040)
                            to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-annually the notional
                            amount multiplied by 1.4%.

223,500,000  SEK 6/17/2008  Agreement with JPMorgan Chase Bank dated 6/17/03 and 6/18/03            61,136
                            to receive annually the notional amount multiplied by 4.50% and to pay annually the notional amount multiplied by the SEK-
                            STIBOR-SIDE.
                                                                                               -----------

                                                                                               $  (217,186)
                                                                                               ===========

USD - United States Dollar
EUR - Euro
CHF - Swiss Franc
CAD - Canadian Dollar
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona

11. Acquisitions

On April 28, 2003, Janus Aggressive Growth Portfolio ("Janus Aggressive") acquired all the net assets of Met Series Fund Janus Growth Portfolio ("Janus Growth") pursuant to a plan of reorganization approved by Janus Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,479,616 Class A shares of Janus Aggressive (valued at $13.9 million) in exchange for the 2,470,823 Class A shares of Janus Growth, 1,148,231 Class B shares of Janus Aggressive (valued at $6.4 million) in exchange for the 1,142,102 Class B

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

11. Acquisitions - continued


shares of Janus Growth and 352,762 Class E shares of Janus Aggressive (valued at $2.0 million) in exchange for the 350,256 Class E shares of Janus Growth outstanding on April 25, 2003. Janus Growth Class A net assets at that date ($13.9 million), including $455,087 of unrealized appreciation and approximately $5.3 million of accumulated net realized losses, were combined with those of Janus Aggressive Class A. Janus Growth Class B net assets at that date ($6.4 million), including $389,287 of unrealized appreciation and $1.7 million of accumulated net realized losses, were combined with those of Janus Aggressive Class B. Janus Growth Class E net assets at that date ($2.0 million), including $145,985 of unrealized appreciation and $268,280 of accumulated net realized losses were combined with those of Janus Aggressive Class E. The aggregate Class A net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $63,022 and $13,935,443, respectively. The aggregate Class A net assets of Janus Aggressive immediately after the acquisition were $13,998,465. The aggregate Class B net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $76,388,239 and $6,418,611, respectively. The aggregate Class B net assets of Janus Aggressive immediately after the acquisition were $82,806,850. The aggregate Class E net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $9,897 and $1,971,939, respectively. The aggregate Class E net assets of Janus Aggressive immediately after the acquisition were $1,981,836.

On April 28, 2003, MFS Research International Portfolio ("MFS Research") acquired all the net assets of J.P. Morgan International Equity Portfolio ("International Equity") pursuant to a plan of reorganization approved by International Equity shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 6,123,890 Class A shares of MFS Research (valued at $45.0 million) in exchange for the 6,495,035 Class A shares of International Equity and 210,873 Class B shares of MFS Research (valued at $1.5 million) in exchange for the 224,646 Class B shares of International Equity outstanding on April 25, 2003. International Equity Class A net assets at that date ($45.0 million), including $4.2 million of unrealized depreciation and approximately $39.9 million of accumulated net realized losses, were combined with those of MFS Research Class A. International Equity Class B net assets at that date ($1.5 million), including $48,788 of unrealized appreciation and $406,843 of accumulated net realized losses, were combined with those of MFS Research Class B. The aggregate Class A net assets of MFS Research and International Equity immediately before the acquisition were $7,612,751 and $45,010,593, respectively. The aggregate Class A net assets of MFS Research immediately after the acquisition were $52,623,344. The aggregate Class B net assets of MFS Research and International Equity immediately before the acquisition were $104,817,626 and $1,547,809, respectively. The aggregate Class B net assets of MFS Research immediately after the acquisition were $106,365,435.

On April 28, 2003, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of J.P. Morgan Enhanced Index Portfolio ("Enhanced Index") pursuant to a plan of reorganization approved by Enhanced Index shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 5,782,283 Class A shares of Growth and Income (valued at $109.3 million) in exchange for the 9,854,387 Class A shares of Enhanced Index and 249,263 Class B shares of Growth and Income (valued at $4.7 million) in exchange for the 424,220 Class B shares of Enhanced Index outstanding on April 25, 2003. Enhanced Index Class A net assets at that date ($109.3 million), including $15.2 million of unrealized depreciation and approximately $63.3 million of accumulated net realized losses, were combined with those of Growth and Income Class A. Enhanced Index Class B net assets at that date ($4.7 million), including $117,866 of unrealized appreciation and $1.3 million of accumulated net realized losses, were combined with those of Growth and Income Class B. The aggregate Class A net assets of Growth and Income and Enhanced Index immediately before the acquisition were $854,552,441 and $109,285,155, respectively. The aggregate Class A net assets of Growth and Income immediately after the acquisition were $963,837,596. The aggregate Class B net assets of Growth and Income and Enhanced Index immediately before the acquisition were $441,832,788 and $4,696,113, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $446,528,901.

On April 28, 2003, Lord Abbett Growth Opportunities Portfolio ("Growth Opportunities") acquired all the net assets of Lord Abbett Developing Growth Portfolio ("Developing Growth") pursuant to a plan of reorganization approved by Developing Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,703,556 Class A shares of Growth Opportunities (valued at $19.1 million) in exchange for the 2,505,390 Class A shares of Developing Growth and 652,415 Class B shares of Growth Opportunities (valued at $4.6 million) in exchange for the 602,691 Class B shares of Developing Growth outstanding on April 25, 2003. Developing Growth Class A net assets at that date ($19.1 million), including $2.3 million of unrealized depreciation and approximately $12.0 million of accumulated net realized losses, were combined with those of Growth Opportunities Class A. Developing Growth Class B net assets at that date ($4.6 million), including $708,713 of unrealized appreciation and $1.8 million of accumulated net realized losses, were combined with those of Growth Opportunities Class B. The aggregate Class A net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $1,867,758 and $19,141,178, respectively. The aggregate Class A net assets of Growth Opportunities immediately after the acquisition were $21,008,936. The aggregate Class B net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $14,985,098 and $4,586,478, respectively. The aggregate Class B net assets of Growth Opportunities immediately after the acquisition were $19,571,576.

On April 29, 2002, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all the net assets of Loomis Sayles High Yield Bond Portfolio ("High Yield Bond") pursuant to a plan of reorganization approved by Loomis Sayles High Yield Bond Portfolio shareholders on April 26, 2002. The acquisition was accomplished by a tax-free exchange of 7,038,503 shares of Bond Debenture Portfolio shares (valued at $70.1 million) in exchange for the 10,172,926 Class A shares of High Yield Bond and 33,013 Class E shares of Bond Debenture Portfolio (valued at $0.3 million) in exchange for the 47,657 Class E shares of High Yield Bond outstanding on April 26, 2002. High Yield Bond Class A net assets at that

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                           June 30, 2003 (Unaudited)

11. Acquisitions - continued

date ($70.1 million), including $3.1 million of unrealized depreciation and approximately $19.8 million of accumulated net realized losses, were combined with those of Bond Debenture Class A. High Yield Bond Class E net assets at that date ($0.3 million), including $1,643 of unrealized appreciation, $2,300 of accumulated net realized gains, and $29,067 of distributions in excess of income were combined with those of Bond Debenture Class E. The aggregate Class A net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $153,831,106 and $73,279,076, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $227,110,182. The aggregate Class E net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $10,118 and $343,334, respectively. The aggregate Class E net assets of Bond Debenture immediately after the acquisition were $353,452.

12. Proxy Results

At a Special Meeting of Shareholders of the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan International Equity Portfolio and Lord Abbett Developing Growth Portfolio held on April 25, 2003, such shareholders voted for the following proposals:

                                                                              For    Against Abstain   Total
-                                                                          --------- ------- ------- ----------
1. To approve an agreement and Plan of Reorganization for the sale of all  9,328,855 388,431 749,084 10,466,370 of the assets of J.P. Morgan Enhanced Index Portfolio to, and the assumption of all of the liabilities of J.P. Morgan Enhanced Index
  Portfolio by Lord Abbett Growth and Income Portfolio, a series of the
  Met Investors Series Trust, in exchange for shares of Lord Abbett
  Growth and Income Portfolio and the distribution of such shares to the shareholders of J.P. Morgan Enhanced Index Portfolio in complete liquidation of the J.P. Morgan Enhanced Index Portfolio.

2. To approve an agreement and Plan of Reorganization for the sale of all  6,130,073 175,642 579,476  6,885,191 of the assets of J.P. Morgan International Equity Portfolio to, and the
  assumption of all of the liabilities of J.P. Morgan International Equity
  Portfolio by MFS Research International Portfolio, a series of the Met
  Investors Series Trust, in exchange for shares of MFS Research
  International Portfolio and the distribution of such shares to the shareholders of the J.P. Morgan International Equity Portfolio in
  complete liquidation of the J.P. Morgan International Portfolio.

3. To approve an agreement and Plan of Reorganization for the sale of all  2,772,671 120,563 245,490  3,138,724 of the assets of Lord Abbett Developing Growth Portfolio to, and the
  assumption of all of the liabilities of Lord Abbett Developing Growth
  Portfolio by Lord Abbett Growth Opportunities Portfolio, a series of the
  Met Investors Series Trust, in exchange for shares of Lord Abbett
  Growth Opportunities Portfolio and the distribution of such shares to the shareholders of the Lord Abbett Developing Growth Portfolio in
  complete liquidation of the Lord Abbett Developing Growth Portfolio.

Item 9.  Controls and Procedures.

     (a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and in its periodic reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

     (b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a)(1)   Not required.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of
         2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:   /s/ Elizabeth M. Forget
      -----------------------
      Elizabeth M. Forget
      President

Date: September 4, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Elizabeth M. Forget
      -----------------------
      Elizabeth M. Forget
      President

Date: September 4, 2003

By:   /s/ Jeffrey A. Tupper
      ---------------------
      Jeffrey A. Tupper
      Chief Financial Officer and Treasurer

Date: September 4, 2003